     As filed with the Securities and Exchange Commission on April 30, 1997
                        File Nos. 33-31894 and 811-05954

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 27                                              [X]
                                       and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 29                                                             [X]
                                 --------------

                       THE CHARLES SCHWAB FAMILY OF FUNDS
               (Exact Name of Registrant as Specified in Charter)

             101 Montgomery Street, San Francisco, California 94104
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                 (415) 627-7000

                         Timothy F. McCarthy, President
                       The Charles Schwab Family of Funds
             101 Montgomery Street, San Francisco, California 94104
                     (Name and Address of Agent for Service)

                          Copies of communications to:

Martin E. Lybecker, Esq.                          Frances Cole, Esq.
Ropes & Gray                                      Charles Schwab Investment Management , Inc.
1301 K Street, NW, Suite 800 East                 101 Montgomery Street
Washington, D.C.  20005                           San Francisco, CA  94104

It is proposed that this filing will become effective (check appropriate box):

         / / Immediately upon filing pursuant to paragraph (b)

         /X/ On April 30, 1997 pursuant to paragraph (b)

         / / 60 days after filing pursuant to paragraph (a)(1)

         / / On (date) pursuant to paragraph (a)(1)

         / / 75 days after filing pursuant to paragraph (a)(2)

         / / On (date) pursuant to paragraph (a)(2) of Rule 485 if appropriate, check the following box:

         / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment

         DECLARATION PURSUANT TO RULE 24f-2: Pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, Registrant has registered an indefinite number or amount of its shares of beneficial interest under the Securities Act of 1933, as amended. The Rule 24f-2 Notice for Registrant's fiscal year ended December 31, 1996 was filed on February 19, 1997.

                              CROSS REFERENCE SHEET
                                   PROSPECTUS
                            Schwab Money Market Fund
                          Schwab Government Money Fund
                         Schwab U.S. Treasury Money Fund
                  Schwab Municipal Money Fund -- Sweep Shares
               Schwab Value Advantage Money Fund -- Sweep Shares


PART A ITEM                                 PROSPECTUS CAPTION

1. Cover Page                               Cover Page

2. Synopsis                                 Key Features of the Funds; Summary
                                            of Expenses

3. Condensed Financial Information          Financial Highlights

4. General Description of Registrant        Cover Page; Investment Objectives
                                            and Policies; Organization and
                                            Management of the Funds; Other
                                            Important Information

5. Management of the Fund                   Organization and Management of the
                                            Funds

5A. Management's Discussion of Fund
     Performance                            How the Funds Report Performance

6. Capital Stock and Other Securities       Cover Page; Investment Objectives
                                            and Policies; Municipal Securities
                                            and Municipal Investment Techniques;
                                            Distributions and Taxes

7. Purchase of Securities Being Offered     Share Price Calculation; Investing
                                            in Shares of the Funds

8. Redemption or Repurchase                 Investing in Shares of the Funds

9. Pending Legal Proceedings                Inapplicable

                            SCHWAB MONEY MARKET FUND
                          SCHWAB GOVERNMENT MONEY FUND
                        SCHWAB U.S. TREASURY MONEY FUND
                      SCHWAB MUNICIPAL MONEY FUND - SWEEP
                                     SHARES
                      SCHWAB VALUE ADVANTAGE MONEY FUND -

                                 SWEEP SHARES*

                           PROSPECTUS APRIL 30, 1997

TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Call Charles Schwab & Co., Inc. ("Schwab") at 800-2 NO-LOAD.



THE SCHWAB MONEY MARKET FUND, SCHWAB GOVERNMENT MONEY FUND, SCHWAB U.S. TREASURY MONEY FUND, SCHWAB MUNICIPAL MONEY FUND AND SCHWAB VALUE ADVANTAGE MONEY FUND (the "Funds") are designed for investors who seek current income consistent with liquidity and stability of capital.



THIS PROSPECTUS PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN EACH FUND. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more information about each Fund in the Statement of Additional Information ("SAI") dated April 30, 1997, (as may be amended from time to time). The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with material incorporated by reference and other related materials using the SEC's World Wide Web address: http://www.sec.gov. The SAI is incorporated by reference into this Prospectus.



This Prospectus is available electronically by using our World Wide Web address: http://www.schwab.com. To get a free paper copy of this Prospectus or the SAI, call Schwab at 800-2 NO-LOAD, 24 hours a day, or write to the Funds at 101 Montgomery Street, San Francisco, California 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.



                               TABLE OF CONTENTS



                                       PAGE
                                       -----
Key Features of the Funds............      2
Summary of Expenses..................      4
Financial Highlights.................      6
Investment Objectives and Policies...      7
Municipal Securities and Investment
  Techniques.........................     11
Other Investment Techniques..........     14
Organization and Management of the
  Funds..............................     15
Distributions and Taxes..............     18
Share Price Calculation..............     19
How the Funds Report Performance.....     20
Tax-Advantaged Retirement Plans......     21
Investing in Shares of the Funds.....     21
Other Important Information..........     27


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


AN INVESTMENT IN EACH FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT EACH FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.00.


---------------

* SWEEP SHARES OF THE SCHWAB VALUE ADVANTAGE MONEY FUND WILL BE AVAILABLE FOR PURCHASE ON MAY 19, 1997.

                           KEY FEATURES OF THE FUNDS


CURRENT INCOME. Each Fund is designed for investors who seek current income consistent with liquidity and stability of capital. The Schwab Municipal Money Fund also seeks to produce income for its shareholders which is exempt from federal regular income tax. Federal regular income tax does not include the federal alternative minimum tax. (See "Investment Objectives and Policies.")



SAFETY. The Funds invest in high-quality, short-term debt securities. Each Fund attempts to maintain a stable net asset value per share ("NAV") of $1.00. (See "Investment Objectives and Policies.")



AUTOMATIC INVESTMENT/REDEMPTION FEATURE. If you elect, free credit balances in your Schwab brokerage account (including your Schwab One(R) account) will be automatically invested or "swept" into the Fund selected, subject to the terms and conditions of your account agreement. Shares will also be sold as necessary to settle securities transactions, collateralize margin obligations or cover debit balances. This feature keeps your money working and saves you the time and trouble of withdrawing and redepositing funds. (See "Investing in Shares of the Funds -- How to Buy Shares" and "Investing in Shares of the Funds -- How to Sell or Exchange Shares.")


WHO SHOULD INVEST IN THE FUNDS. The Funds may be appropriate for a variety of investment programs which can be long-term or short-term in nature.


Because each Fund is designed to provide convenience, liquidity and stability of capital, as well as automatic investment of free credit balances, the Funds may be especially suitable for investors with short-term investment objectives, including those who are awaiting an opportune time to invest in the equity and/or bond markets.



Each Fund may also be appropriate for long-term investors seeking a low-risk investment alternative which is designed to provide current income and, in the case of the Schwab Municipal Money Fund, income exempt from federal regular income tax. (See "Investment Objectives and Policies," "Municipal Securities and Municipal Investment Techniques," and "Tax-Advantaged Retirement Plans.")



The SCHWAB MONEY MARKET FUND is Schwab's basic sweep money fund. It is ideally suited for investors who want the advantages of the automatic sweep feature but do not normally keep large balances in their money fund. (See "Investment Objectives and Policies.")



The SCHWAB GOVERNMENT MONEY FUND is designed for investors who want the safety of a portfolio consisting exclusively of obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities, combined with the automatic sweep feature. (See "Investment Objectives and Policies.")



The SCHWAB U.S. TREASURY MONEY FUND is a sweep money fund suited for investors who want the safety of a portfolio invested only in direct obligations of the U.S. Treasury. The dividends received by these investors also are exempt from state and local income taxes in the vast majority of states. (See "Investment Objectives and Policies.")



The SCHWAB MUNICIPAL MONEY FUND (FORMERLY KNOWN AS SCHWAB TAX-EXEMPT MONEY
FUND) - SWEEP SHARES is intended for certain investors who want dividends that are exempt from federal regular income taxes and all the convenience and benefits of an automatic sweep money fund. Federal regular income tax does not include the federal alternative minimum tax. The Schwab Municipal Money Fund would not be an appropriate investment for retirement plans such as IRAs and Keogh plans. (See "Investment Objectives and Policies" and "Municipal Securities and Municipal Investment Techniques.")



The SCHWAB VALUE ADVANTAGE MONEY FUND - SWEEP SHARES offers certain investors with more substantial balances in their money funds (minimum investment $25,000) all the advantages of the automatic sweep feature plus a higher potential yield due to the lower overall expense ratio of this Fund. This minimum requirement may be changed at any time and is not applicable to certain types of investors.



The Sweep Shares of the Value Advantage Money Fund are available to certain investors qualifying for preferred services under the Schwab Priority or Active Trader programs, and certain customers of Schwab Institutional's Services for Investment Managers or Schwab's Retirement Plan Services. Please contact your preferred customer representative or your local Schwab office for more information. (See "Investment Objectives and Policies," "Investing in Shares of the Funds" and "Other Important Information.")



LIQUIDITY. You can conveniently sell your shares of each Fund at any time. (See "Investing in Shares of the Funds - How to Sell or Exchange Shares.")



LOW COST INVESTING. Each Fund imposes no sales or transaction fees on purchases or redemptions of shares. (See "Summary of Expenses.") In addition, the total operating expenses of the Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund, Sweep Shares of the Schwab Municipal Money Fund and Sweep Shares of the Schwab Value Advantage Money Fund will not exceed 0.75%, 0.75%, 0.65%, 0.66% and 0.50% of average net assets, respectively, as guaranteed by Charles Schwab Investment Management, Inc. (the "Investment Manager") and Schwab through April 30, 1998. The effect of these guarantees is to maintain or lower the expenses and thus maintain or increase total return to shareholders. (See "Summary of Expenses" and "Organization and Management of the Funds.")



MINIMUM INVESTMENT. All of the Funds or classes of Shares, except the Schwab Value Advantage Money Fund - Sweep Shares, require a minimum initial investment of $1,000. The Schwab Value Advantage Money Fund - Sweep Shares generally require a minimum initial investment of $25,000 and are available only to certain Schwab customers. Generally, a minimum account balance of $20,000 must be maintained for the Sweep Shares of the Value Advantage Fund. (See "Minimum Investment Requirements" in the "Investing in Shares of the Funds" section of the Prospectus and "Other Important Information.")



PROFESSIONAL MANAGEMENT. The Investment Manager currently provides investment management services to the SchwabFunds(R), a family of 29 mutual funds with over $47 billion in assets as of April 1, 1997. (See "Organization and Management of the Funds.")



SHAREHOLDER SERVICE. Schwab's professional representatives are available toll-free 24 hours a day at 800-2 NO-LOAD to service your account. As a discount broker, Schwab gives you investment choices and lets you make your own decisions. Schwab has many services that help you make the most informed investment decisions. (See "Investing in Shares of the Funds - How to Buy Shares" and "Invest-ing in Shares of the Funds - How to Sell or Exchange Shares.")



SPECIAL RISK CONSIDERATIONS. An investment in the Schwab Municipal Money Fund is subject to certain risks arising out of the Fund's investments in municipal securities, municipal leases, participation interests and certain other securities. (See "Municipal Securities and Investment Techniques.")


CONVENIENT REPORTING. Customers receive regular Schwab statements that combine all their mutual fund investment activity in one report.


NATIONWIDE NETWORK OF SCHWAB OFFICES. Schwab has over 241 offices throughout the U.S. where customers can place purchase and sale orders.


                              SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES:                                           None


                                                               SCHWAB
                                                    SCHWAB      VALUE
                               SCHWAB     SCHWAB   MUNICIPAL  ADVANTAGE
                      SCHWAB   GOVERN-     U.S.      MONEY      MONEY
                      MONEY     MENT     TREASURY   FUND -     FUND -
                      MARKET    MONEY     MONEY      SWEEP      SWEEP
                       FUND     FUND       FUND    SHARES 1   SHARES 1
                      ------   -------   --------  ---------  ---------
ANNUAL OPERATING
 EXPENSES
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
 Management fees
  (after fee
  reductions) 2...... 0.29%     0.29%     0.19%      0.20%      0.35%
 12b-1 Fees..........  None      None      None       None       None
 Other Expenses
 (after fee reduction
  and/or expense
 reimbursement) 3.... 0.46%     0.46%     0.46%      0.46%      0.15%
                      -----     -----     -----      -----      -----
TOTAL OPERATING
 EXPENSES 3.......... 0.75%     0.75%     0.65%      0.66%      0.50%



1 For information regarding the key differences between the multiple classes of shares of the Schwab Municipal Money Fund and the Schwab Value Advantage Money Fund, see "Other Important Information."



2 These amounts reflect voluntary waivers of a portion of the management fee by the Investment Manager. If there were no such waivers, the management fee for the Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and Schwab Municipal Money Fund - Sweep Shares would have been 0.41%, 0.44%, 0.45% and 0.42% of average net assets, respectively. If there were no such waiver for the Schwab Value Advantage Money
    Fund - Sweep Shares, the management fee would be 0.42% of average net assets. (See "Organization and Management of the Funds - Operating Fees and Expenses.")



3 These amounts reflect the guarantee by the Investment Manager and Schwab that, through at least April 30, 1998, total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of the Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Municipal Money Fund - Sweep Shares and Schwab Value Advantage Money Fund - Sweep Shares will not exceed 0.75%, 0.75%, 0.65%, 0.66% and 0.50% of average net assets, respectively. Without the guarantee, other expenses and total operating expenses of the Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and Schwab Municipal Money Fund - Sweep Shares would have been 0.48% and 0.89%, 0.48% and 0.92%, 0.49% and 0.94%, and 0.48% and 0.90% of average net assets, respectively. Without the guarantee, the estimated other expenses and total operating expenses of Schwab Value

Advantage Money Fund - Sweep Shares
would be 0.50% and 0.92% of average
net assets. These amounts do not
include any fees that you may be
charged if you do not maintain the
minimum balance required by your
Schwab account or the $45 annual
account fee for Schwab Keogh Plans.
(See "Tax-Advantaged Retirement
Plans" and "Investing in Shares of
the Funds")



EXAMPLE. Based on the expenses in
the table above, you would pay the
following expenses on a $1,000
investment, assuming (1) a 5% annual
return and (2) redemption at the end
of each period:



                          1 YEAR  3 YEARS  5 YEARS  10 YEARS
                          ------  -------  -------  --------
Schwab Money Market
 Fund....................   $8      $24      $42      $ 93
Schwab Government Money
 Fund....................   $8      $24      $42      $ 93
Schwab U.S. Treasury
 Money Fund..............   $7      $21      $36      $ 81
Schwab Municipal Money
 Fund - Sweep Shares.....   $7      $21      $37      $ 82
Schwab Value Advantage
 Money Fund - Sweep
 Shares..................   $5      $16



THE PURPOSE OF THE PRECEDING TABLE
IS TO ASSIST INVESTORS IN
UNDERSTANDING THE VARIOUS COSTS AND
EXPENSES THAT AN INVESTOR IN ANY OF
THE FUNDS WILL BEAR DIRECTLY OR
INDIRECTLY. ACTUAL EXPENSES MAY BE
GREATER OR LESS THAN THOSE SHOWN.
THE HYPOTHETICAL RATE OF RETURN IS
NOT INTENDED TO BE REPRESENTATIVE OF
PAST OR FUTURE PERFORMANCE.

                              FINANCIAL HIGHLIGHTS



The following information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report is included in the Funds' Annual Reports, which contain additional financial data and related notes. The financial highlights, financial statements and reports of the auditor are incorporated by reference into the SAI. A free copy of the SAI and the Funds' Annual Reports may be obtained by calling the telephone number or writing to the address on the first page of this Prospectus.


                                      INCOME FROM
                                 INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                          ------------------------------------     ----------------------------
                                         NET                                      DISTRIBUTIONS
                                     REALIZED &        TOTAL                          FROM                             NET
FISCAL      NET ASSET      NET       UNREALIZED        FROM        DIVIDENDS        REALIZED                          ASSET
PERIOD        VALUE       INVEST-       GAINS         INVEST-       FROM NET         GAIN ON                          VALUE
 ENDED      BEGINNING      MENT      (LOSSES) ON       MENT        INVESTMENT        INVEST-            TOTAL         END OF
DEC. 31      OF YEAR      INCOME     INVESTMENT      OPERATION       INCOME           MENT          DISTRIBUTIONS      YEAR
-------     ---------     ------     -----------     ---------     ----------     -------------     -------------     ------
SCHWAB
MONEY
MARKET FUND
   1996       $1.00       $0.05           --           $0.05         $(0.05)            --             $ (0.05)       $ 1.00
   1995        1.00        0.05           --            0.05          (0.05)            --               (0.05)         1.00
   1994        1.00        0.04           --            0.04          (0.04)            --               (0.04)         1.00
   1993        1.00        0.03           --            0.03          (0.03)            --               (0.03)         1.00
   1992        1.00        0.03           --            0.03          (0.03)            --               (0.03)         1.00
   1991        1.00        0.06           --            0.06          (0.06)            --               (0.06)         1.00
   1990 3      1.00        0.07           --            0.07          (0.07)            --               (0.07)         1.00
SCHWAB
GOVERNMENT
MONEY FUND
   1996        1.00        0.05           --            0.05          (0.05)            --               (0.05)         1.00
   1995        1.00        0.05           --            0.05          (0.05)            --               (0.05)         1.00
   1994        1.00        0.04           --            0.04          (0.04)            --               (0.04)         1.00
   1993        1.00        0.03           --            0.03          (0.03)            --               (0.03)         1.00
   1992        1.00        0.03           --            0.03          (0.03)            --               (0.03)         1.00
   1991        1.00        0.05           --            0.05          (0.05)            --               (0.05)         1.00
   1990 3      1.00        0.07           --            0.07          (0.07)            --               (0.07)         1.00
SCHWAB
U.S.
TREASURY
MONEY FUND
   1996        1.00        0.05           --            0.05          (0.05)            --               (0.05)         1.00
   1995        1.00        0.05           --            0.05          (0.05)            --               (0.05)         1.00
   1994        1.00        0.04           --            0.04          (0.04)            --               (0.04)         1.00
   1993        1.00        0.03           --            0.03          (0.03)            --               (0.03)         1.00
   1992        1.00        0.03           --            0.03          (0.03)            --               (0.03)         1.00
   1991 4      1.00        0.01           --            0.01          (0.01)            --               (0.01)         1.00
SCHWAB
MUNICIPAL
MONEY
FUND-SWEEP
SHARES 2
   1996        1.00        0.03           --            0.03          (0.03)            --               (0.03)         1.00
   1995        1.00        0.03           --            0.03          (0.03)            --               (0.03)         1.00
   1994        1.00        0.02           --            0.02          (0.02)            --               (0.02)         1.00
   1993        1.00        0.02           --            0.02          (0.02)            --               (0.02)         1.00
   1992        1.00        0.03           --            0.03          (0.03)            --               (0.03)         1.00
   1991        1.00        0.04           --            0.04          (0.04)            --               (0.04)         1.00
   1990 3      1.00        0.05           --            0.05          (0.05)            --               (0.05)         1.00


                RATIOS/SUPPLEMENTAL DATA             RATIO OF
         --------------------------------------        NET
                                      RATIO OF      INVESTMENT
                                      EXPENSES        INCOME
FISCAL                               TO AVERAGE     TO AVERAGE
PERIOD    TOTAL      NET ASSETS         NET            NET
 ENDED   RETURN 5    END OF YEAR      ASSETS 1       ASSETS 1
DEC. 31    (%)         (000'S)          (%)            (%)
-------  -------     -----------     ----------     ----------
SCHWAB
MONEY
MARKET
FUND
   1996    4.91      $18,083,671        0.75           4.80
   1995    5.41       14,010,387        0.75           5.27
   1994    3.68       11,227,305        0.74           3.68
   1993    2.67        8,164,599        0.73           2.64
   1992    3.48        6,134,167        0.70           3.40
   1991    5.70        4,866,584        0.78           5.52
   1990 3  7.23        4,058,408        0.82 6         7.51 6
SCHWAB
GOVERNMENT
MONEY FUND
   1996    4.83        1,986,862        0.75           4.73
   1995    5.34        1,884,569        0.75           5.21
   1994    3.62        1,897,328        0.74           3.56
   1993    2.66        1,744,603        0.73           2.63
   1992    3.42        1,592,793        0.72           3.36
   1991    5.53        1,458,705        0.70           5.38
   1990 3  7.23        1,424,377        0.70 6         7.51 6
SCHWAB
U.S.
TREASURY
MONEY FUND
   1996    4.77        1,421,672        0.65           4.67
   1995    5.25        1,193,689        0.65           5.11
   1994    3.52          803,871        0.65           3.60
   1993    2.54          378,143        0.65           2.50
   1992    3.26          178,895        0.59           2.91
   1991 4  0.68           16,906        0.24 6         4.11 6
SCHWAB
MUNICIPAL
MONEY
FUND-SWEEP
SHARES 2
   1996    2.92        3,868,919        0.66           2.89
   1995    3.30        3,403,837        0.66           3.25
   1994    2.32        3,015,951        0.65           2.31
   1993    1.93        2,423,317        0.63           1.92
   1992    2.49        1,744,903        0.63           2.45
   1991    4.01        1,359,121        0.63           3.91
   1990 3  5.08        1,185,974        0.63 6         5.33 6



(1) The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced and absorbed by the Investment Manager and

    Schwab. Had these expenses not been reduced and absorbed, the ratios of expense and net investment income to average net assets would have been:



                          SCHWAB                      SCHWAB                      SCHWAB                      SCHWAB
                           MONEY                    GOVERNMENT                 U.S. TREASURY              MUNICIPAL MONEY
                        MARKET FUND                 MONEY FUND                     FUND                FUND - SWEEP SHARES 2
                    (WITHOUT REDUCTION)         (WITHOUT REDUCTION)         (WITHOUT REDUCTION)         (WITHOUT REDUCTION)
                  -----------------------     -----------------------     -----------------------     -----------------------
FISCAL PERIOD     RATIO OF      RATIO OF      RATIO OF      RATIO OF      RATIO OF      RATIO OF      RATIO OF      RATIO OF
ENDED DEC. 31     EXPENSES       INCOME       EXPENSES       INCOME       EXPENSES       INCOME       EXPENSES       INCOME
-------------     ---------     ---------     ---------     ---------     ---------     ---------     ---------     ---------
     1996           0.89%         4.66%         0.92%         4.56%         0.94%         4.38%         0.90%         2.65%
     1995           0.90%         5.12%         0.92%         5.04%         0.96%         4.80%         0.91%         3.00%
     1994           0.90%         3.52%         0.92%         3.38%         1.00%         3.25%         0.91%         2.05%
     1993           0.91%         2.46%         0.93%         2.43%         1.05%         2.10%         0.93%         1.62%
     1992           0.92%         3.18%         0.94%         3.14%         1.15%         2.35%         0.94%         2.14%
     1991           0.94%         5.36%         0.95%         5.13%         4.11% 6       0.24% 6       0.95%         3.59%
     1990           0.95% 6       7.38% 6       0.96% 6       7.25% 6        n/a           n/a          0.95% 6       5.01% 6



2 Prior to June 6, 1995, the Schwab Municipal Money Fund did not offer multiple classes of shares of beneficial interest. The information contained in this table regarding the Sweep Shares of the Schwab Municipal Money Fund relates to shares which were redesignated as Sweep Shares as of June 6, 1995. Prior to January 2, 1997, the Schwab Municipal Money Fund was known as the Schwab Tax-Exempt Money Fund.



3 For the period January 26, 1990 (commencement of operations) to December 31, 1990.



4 For the period November 6, 1991 (commencement of operations) to December 31, 1991.



5   Not annualized.



6   Annualized.



                       INVESTMENT OBJECTIVES AND POLICIES


                    THE SCHWAB MONEY MARKET FUND AND SCHWAB
                      VALUE ADVANTAGE MONEY FUND -- SWEEP
                                     SHARES

The Schwab Money Market Fund and the Schwab Value Advantage Money Fund seek maximum current income consistent with stability of capital. The Funds pursue their objective by investing exclusively in the following types of U.S. dollar-denominated money market instruments which the Investment Manager has determined to present minimal credit risk:

- Certificates of deposit, time deposits, notes and bankers' acceptances of domestic banks (including their foreign branches), Canadian chartered banks, U.S. branches of foreign banks and foreign branches of foreign banks having capital, surplus and undivided profits in excess of $100 million.


- Commercial paper, including asset-backed commercial paper, rated in one of the two highest rating categories by Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), or any other nationally recognized statistical rating organization ("NRSRO"), or commercial paper or notes of issuers with an unsecured debt issue outstanding currently rated in one of the two highest rating categories by any NRSRO where the obligation is on the same or a higher level of priority and collateralized to the same extent as the rated issue. Each Fund may also invest in commercial paper or other corporate obligations such as publicly traded bonds, debentures and notes rated in one of the two highest rating categories by any NRSRO and other similar securities which, if unrated by any NRSRO, are determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the above referenced securities.


- Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities.

- Repurchase agreements involving obligations that are suitable for investment under the categories listed above.

MATURITY. The Schwab Money Market Fund will only purchase securities which are deemed to mature in 12 months or less in accordance with federal securities regulations. The Schwab Value Advantage Money Fund will only purchase securities that mature in 397 days or less, or securities which have a variable rate of interest that is readjusted no less frequently than every 397 days.

EURODOLLAR CERTIFICATES OF DEPOSIT AND FOREIGN SECURITIES. The Schwab Money Market Fund and the Schwab Value Advantage Money Fund may purchase Eurodollar certificates of deposit and other similar obligations. However, when purchasing such certificates, consideration will be given to the fact that these issuers may not be subject to the same regulatory requirements as U.S. issuers, including U.S. banks.

Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political and legal developments. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas.


CONCENTRATION. Pursuant to fundamental policies set forth in the SAI, each Fund will not invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry. However, this limitation will not apply to certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of certain foreign banks or obligations of or guaranteed by the U.S. Government or its agencies or instrumentalities.



PRIVATE PLACEMENTS. The Schwab Money Market Fund and the Schwab Value Advantage Money Fund may invest in commercial paper and other securities that are exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Federal securities laws restrict the disposition of
Section 4(2) paper. Neither Fund will invest more than 10% of its net assets in
Section 4(2) paper and other illiquid securities unless the Investment Manager determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Board of Trustees, that any Section 4(2) paper held by the Fund in excess of this level is liquid.


A Fund's ownership of Section 4(2) paper could have the effect of reducing that Fund's liquidity to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.


ASSET-BACKED COMMERCIAL PAPER. The Funds may invest in asset-backed commercial paper. Repayment of this type of commercial paper is intended to be obtained from an identified pool of assets, including automobile receivables, credit-card receivables and other types of assets. Asset-backed commercial paper is issued by a special purpose vehicle (usually a corporation) that has been established for the purpose of issuing the commercial paper and purchasing the underlying pool of assets. The issuer of commercial paper bears the direct risk of prepayment on the receivables constituting the underlying pool of assets. Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees and over-collateralization.


For more information regarding a Fund's investments, see "Share Price Calculation."


                        THE SCHWAB GOVERNMENT MONEY FUND


The Schwab Government Money Fund seeks maximum current income consistent with stability of capital. The Fund pursues its objective by investing exclusively in: (1) U.S. Treasury bills, notes, bonds and other obligations of the U.S. Treasury that are backed by the "full faith and credit" of the U.S. Government; and (2) other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements covering such obligations. All securities purchased are deemed to mature within 12 months or less under federal securities regulations. Some securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, while others have an additional line of credit with the U.S. Treasury. Short-term U.S. Government obligations generally are considered to be among the safest short-term investments. The Government guarantee of certain securities owned by the Schwab Government Money Fund, however, does not guarantee the net asset value of the Fund's shares, which the Fund seeks to maintain at $1.00 per share. (See "Share Price Calculation.") With respect to securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities. Accordingly, such securities may involve risk of loss of principal and interest.


                      THE SCHWAB U.S. TREASURY MONEY FUND


The investment objective of the Schwab U.S. Treasury Money Fund is high current income consistent with liquidity and stability of capital. The Fund pursues its objective by investing solely in U.S. Treasury notes, bills and other direct obligations of the U.S. Treasury that are backed by the "full faith and credit" of the U.S. Government. The Fund will only purchase securities that are deemed to mature in 397 days or less in accordance with federal securities regulations, or which have a variable rate of interest readjusted no less frequently than every

397 days. Fund shares themselves are not subject to any U.S. Government guarantee. The Fund does not enter into repurchase agreements, nor does it purchase obligations of agencies or instrumentalities of the U.S. Government. The Fund may hold its investments to maturity and receive the entire face amount of the security, or the Fund may sell its investments at a gain or loss before maturity to meet redemptions or for other investment purposes.

                        THE SCHWAB MUNICIPAL MONEY FUND


The investment objective of the Schwab Municipal Money Fund is maximum current income that is exempt from federal regular income taxes consistent with stability of capital. The Fund pursues its objective primarily by investing in short-term, high-quality municipal obligations, the income from which is exempt from federal regular income taxes. Federal regular income tax does not include the federal alternative minimum tax.


MUNICIPAL SECURITIES. Under normal market conditions, the Fund attempts to invest 100% of its total assets in debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities that generate interest exempt from federal regular income tax ("Municipal Securities").


Dividends representing net interest income received by the Schwab Municipal Money Fund on Municipal Securities generally will be exempt from federal regular income tax when distributed to the Fund's shareholders. Such dividend income may be subject to the alternative minimum tax, state and local taxes. (See "Distributions and Taxes -- The Schwab Municipal Money Fund.")


The Schwab Municipal Money Fund will invest only in Municipal Securities which at the time of purchase: (a) are rated in one of the two highest rating categories for municipal commercial paper or short-term municipal securities assigned by any NRSRO; (b) are guaranteed or insured by the U.S. Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of U.S. Government securities acceptable to the Fund's Investment Manager; or (d) are unrated by any NRSRO, if they are determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the above referenced securities.

The Fund may continue to hold a Municipal Security that, after its purchase by the Fund, ceases to have a rating, or is downgraded, causing its rating to fall below that required for purchase by the Fund. Neither event would necessarily require the Fund to sell the security. However, the Fund will keep such a security in its portfolio only if the Board of Trustees or its properly authorized delegate determines that keeping the security is in the best interests of the Fund.

Pursuant to a fundamental policy, the Fund will not invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry. However, this limitation shall not apply to Municipal Securities issued by governmental entities.


TEMPORARY INVESTMENTS. The Fund may from time to time, as a defensive measure, invest any or all of its assets in taxable "temporary investments" which include: obligations of the U.S. Government, its agencies or instrumentalities; debt securities (other than Municipal Securities) rated in one of the two highest rating categories by any NRSRO; commercial paper (other than Municipal Securities) rated in one of the two highest rating categories by any NRSRO; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; and any of the foregoing temporary investments subject to repurchase agreements. While temporary investments could cause the Fund to generate dividends taxable to shareholders as ordinary income, it is the Fund's primary intention to produce dividends which are not subject to federal regular income taxes.



The investment objective of each Fund is fundamental. All investment policies above are also fundamental for the Schwab Money Market Fund, Schwab Government Money Fund and Schwab U.S. Treasury Money Fund. They, along with certain investment restrictions adopted by the Funds (see "Investment Restrictions" in the SAI), cannot be changed without approval by holders of a majority of a Fund's outstanding voting shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").


                            MUNICIPAL SECURITIES AND
                             INVESTMENT TECHNIQUES


Municipal Securities in which the Schwab Municipal Money Fund may invest are generally classified in one of two categories: "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are secured only by the revenues derived from: (1) a particular facility or class of facilities; (2) a specific revenue source such as a special excise tax; or (3) another specific revenue source, such as the user of the facility being financed.



Revenue securities may include private activity bonds and industrial development bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and they are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. From time to time, the Fund may invest more than 25% of its total assets in industrial development and private activity bonds.



Among other types of instruments, the Fund may purchase tax-exempt commercial paper and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements, or other revenues. The Fund has the ability to invest all of its assets in Municipal Securities that generate interest which is a tax preference item for purposes of the federal alternative minimum tax. Thus, if you are subject to the federal alternative minimum tax, all or a portion of your income from the Fund may be subject to the federal alternative minimum tax.



MORAL OBLIGATION SECURITIES. The Fund may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund. The state or municipality which created the issuer has a moral commitment but not a legal obligation to restore the reserve fund.

MUNICIPAL LEASES. The Fund may invest up to 25% of its total assets in municipal leases, no more than 10% of which may be in illiquid leases. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Investments in municipal leases may be considered to be illiquid. Municipal leases are subject to "non-appropriation risk," which is the risk that the municipality may terminate the lease in the event that the municipality's appropriating body does not allocate the funds necessary to make lease payments. In such circumstances, the lessor is typically entitled to repossess the property. The private sector value of the property is, however, generally less than the value of the property to the municipality. The Investment Manager, pursuant to guidelines established by the Board of Trustees, is responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that the lease will not be terminated.


SYNTHETIC VARIABLE OR FLOATING-RATE MUNICIPAL SECURITIES. The Fund also may invest up to 25% of its total assets in synthetic variable or floating-rate municipal securities. These securities generally comprise the following elements in a trust: (i) a fixed-rate municipal bond (of any duration); (ii) a right to put the bond at par value on 7-days notice or after a specific interval of time depending on the terms of the synthetic security; and (iii) a contractual agreement pursuant to which the investing Fund and a remarketing agent determine the lowest rate that would permit the bond to be remarketed at par, taking into account the put right. The trustee of the trust is generally a bank trust department.



These synthetic floating-rate municipal securities may also include tender option bond trust receipts, in which a fixed-rate municipal bond (or group of bonds) is placed into a trust from which two classes of trust receipts are issued, which represent proportionate interests in the underlying bond(s). Interest payments are made on the bond(s) based upon a predetermined rate. Under certain circumstances, the holder of a trust receipt may also participate in any gain or loss on the sale of such bond(s). Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of the Fund's investment limitations.



VARIABLE RATE DEMAND INSTRUMENTS. The Fund may invest in variable rate demand instruments issued by industrial development authorities and other government entities. In the event a variable rate demand instrument to be purchased by the Fund is not rated by credit rating agencies, the Investment Manager, using guidelines approved by the Board of Trustees, must determine that such instrument is of comparable quality at the time of purchase to a rated instrument that would be eligible for purchase by the Fund. In some cases, the Fund may require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.


Although there may be no active secondary market for a particular variable rate demand instrument purchased by the Fund, the Fund may, at any time or during specified periods not exceeding one year (depending upon the instrument involved), demand payment in full of the principal of the instrument and may resell the instrument to a third party.

The Fund could suffer a loss from a variable rate demand instrument because of the absence of an active secondary market, because it may be difficult for the Fund to dispose of the instrument in the event an issuer defaults on its payment obligation, because the Fund is only entitled to exercise its demand rights at certain times, or for other reasons.


Variable rate demand instruments will be subject to the Fund's restrictions on acquiring and holding illiquid securities to the extent that the absence of an active secondary market for such securities causes them to be illiquid.


PARTICIPATION INTERESTS. The Fund may purchase from financial institutions participation interests in Municipal Securities with fixed, floating or variable rates of interest. The buyer of a participation interest receives an undivided interest in the securities underlying the instruments.


The Fund will purchase a participation interest only if: (a) the instrument subject to the participation interest matures in one year or less, or the instrument includes a right to demand payment, usually within 7-days, from the seller; (b) the instrument meets the Fund's previously described quality standards for Municipal Securities; and (c) the instrument is issued with an opinion of counsel or is the subject of a ruling of the Internal Revenue Service, stating that the interest earned on the participation interest is exempt from federal income tax.



STAND-BY COMMITMENTS. The Schwab Municipal Money Fund also may acquire "stand-by commitments" for Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Securities at a price equal to their amortized cost value plus accrued interest. The Fund will acquire stand-by commitments solely to improve portfolio liquidity. The Fund does not intend to exercise its stand-by rights solely for trading purposes.



GOVERNMENT SECURITIES. The Fund may invest in government securities, including U.S. Treasury notes, bills and bonds, which are backed by the full faith and credit of the U.S. Government. Some securities issued by U.S. Government agencies or instrumentalities are supported by the credit of the agency or instrumentality, while others have an additional line of credit with the U.S. Treasury. However, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities. Accordingly, such securities may involve risk of loss of principal and interest.


LEGAL OPINIONS. Bond counsel will render opinions on the validity of Municipal Securities. Bond counsel will also render opinions on whether the interest paid on Municipal Securities is exempt from federal income tax. Bond counsel will render such opinions to the issuers of Municipal Securities at the time the securities are issued. The Fund and the Investment Manager will not review the proceedings on the issuance of Municipal Securities or the bases for such opinions.


MATURITY. The Fund will purchase only securities that are deemed to mature in 397 days or less in accordance with federal securities regulations or securities that have a variable rate of interest that is readjusted no less frequently than every 397 days.

SECURITIES SUBJECT TO A PUT FEATURE. A "put" feature permits the Fund to sell a security at a fixed price prior to maturity to the put issuer. Because of this feature, Municipal Securities subject to a put generally may be sold to third parties at market rates. Generally, a premium is paid for a security subject to a put feature. Investments in Municipal Securities subject to puts are limited by federal securities laws and expose the Fund to a credit risk associated with the put provider.



SPECIAL RISK CONSIDERATIONS. Participation interests in Municipal Securities eligible for purchase by the Schwab Municipal Money Fund and other derivative securities eligible for purchase by the Funds involve special risks, including a risk that the Internal Revenue Service may characterize some or all of the interest paid on such securities to the Fund as taxable. There is also an increased risk, most typically associated with "municipal lease" obligations, that a municipality will not appropriate the funds necessary to make the scheduled payments on, or may seek to cancel or otherwise avoid its obligations under, the lease that supports the security owned by the Fund.



The Schwab Municipal Money Fund may invest more than 25% of its total assets in Municipal Securities that produce interest that is paid solely from revenues on similar projects. However, the Fund does not presently intend to invest in such securities on a regular basis, but will do so if such investment is deemed necessary or appropriate by the Investment Manager. To the extent that the Fund's assets are invested in Municipal Securities that produce interest that is payable solely from revenues on similar projects, the Fund will be subject to the risks presented by such projects to a greater extent than it would be if the Fund's assets were not so invested.


                          OTHER INVESTMENT TECHNIQUES


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. A Fund generally will not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed delivery basis are recorded as an asset. The value of such securities may change as the general level of interest rate changes.


Each Fund will not invest more than 25% of its assets in when-issued or delayed delivery securities. The Funds will not purchase such securities for speculative purposes and will expect to actually acquire the securities when purchased. However, each Fund reserves the right to sell any such securities before their settlement dates if the Investment Manager deems such a sale advisable.


REPURCHASE TRANSACTIONS. Each Fund, except the Schwab U.S. Treasury Money Fund, may engage in repurchase agreements, which are instruments under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. Maturity of the securities subject to repurchase may exceed one year.



If the seller of a repurchase agreement becomes bankrupt or otherwise defaults, a Fund might incur expenses in enforcing its rights and could experience losses, including a decline in the value of the underlying securities and loss of income. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions that the Investment Manager deems creditworthy.


ILLIQUID SECURITIES. A Fund will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than 7-days, if, as a result thereof, more than 10% of the Fund's net assets valued at the time of the transaction are invested in such securities. The investment policy, as set forth in the SAI, on the purchase of illiquid securities is fundamental for the Schwab Money Market Fund and the Schwab Government Money Fund.



VARIABLE RATE SECURITIES. Each Fund may invest in instruments having rates of interest that are adjusted periodically, or which "float" continuously according to formulas intended to minimize any fluctuation in the values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities ordinarily is determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate or the rate of return on commercial paper or bank certificates of deposit. As interest rates decrease or increase, Variable Rate Securities experience less appreciation or depreciation than fixed rate obligations.



VARIABLE RATE DEMAND INSTRUMENTS. Some Variable Rate Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost, or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Each Fund determines the maturity of Variable Rate Securities in accordance with SEC rules.



BORROWING POLICY. Pursuant to fundamental policies set forth in the SAI, none of the Funds may borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests. Any borrowings under this provision will not be collateralized, except that each of Schwab Municipal Money Fund and Schwab Value Advantage Money Fund may pledge up to 10% of its net assets and Schwab U.S. Treasury Money Fund may pledge up to 33% of its net assets, to secure borrowings. No Fund will borrow for leverage purposes.



ADDITIONAL INFORMATION. Please see the SAI for further information regarding investment restrictions for the Funds.


                                ORGANIZATION AND
                            MANAGEMENT OF THE FUNDS


GENERAL OVERSIGHT. The Board of Trustees and officers meet regularly to review investments, performance, expenses and other business affairs.



THE INVESTMENT MANAGER. Professional investment management for each Fund is provided by the Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104. The Investment Manager provides a continuous investment program, including general investment and economic advice regarding each Fund's investment strategies; manages each Fund's investment portfolio and performs expense management, accounting and record keeping; and provides other services necessary to the operation of each Fund. The Investment

Manager, formed in 1989, is a wholly-owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the mutual funds in the SchwabFunds(R), a family of 29 mutual funds. As of April 1, 1997, the SchwabFunds(R) had aggregate net assets in excess of $47 billion.



TRANSFER AGENT AND SHAREHOLDER SERVICES. Charles Schwab & Co., Inc. ("Schwab" or the "Transfer Agent"), 101 Montgomery Street, San Francisco, California 94104, serves as shareholder services agent and transfer agent for the Funds. Schwab provides information and services to shareholders, which include reporting share ownership, sales and dividend activity (and associated tax consequences), responding to daily inquiries, effecting the transfer of Fund shares and facilitating effective cash management of shareholders' Schwab account balances. It furnishes such office space and equipment, telephone facilities, personnel and informational literature distribution as is necessary or appropriate in providing shareholder and transfer agency information and services.



Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 4.1 million active customer accounts and has over 241 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab is a wholly-owned subsidiary of The Charles Schwab Corporation. Charles
R. Schwab is the founder, Chairman, Chief Executive Officer and a Director of The Charles Schwab Corporation. As a result of his beneficial ownership interests in and other relationships with The Charles Schwab Corporation and its affiliates, Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.


                          OPERATING FEES AND EXPENSES


Pursuant to its Investment Advisory and Administration Agreements with the Funds, the Investment Manager is entitled to receive from the Schwab Money Market Fund and Schwab Value Advantage Money Fund a graduated annual fee, payable monthly, of 0.46% of each Fund's average daily net assets not in excess of $1 billion, 0.45% of such assets over $1 billion but not in excess of $3 billion, 0.40% of such assets over $3 billion but not in excess of $10 billion, 0.37% of such assets over $10 billion but not in excess of $20 billion and 0.34% of such assets over $20 billion; and the Investment Manager is entitled to receive from the Schwab Government Money Fund, the Schwab Municipal Money Fund and the Schwab U.S. Treasury Money Fund a graduated annual fee, payable monthly, of 0.46% of each Fund's average net assets not in excess of $1 billion, 0.41% of such assets over $1 billion but not in excess of $2 billion and 0.40% of such assets over $2 billion. For the fiscal year ended December 31, 1996, the Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and Schwab Municipal Money Fund paid management fees of 0.29%, 0.29%, 0.19% and 0.20% of average daily net assets, respectively.



For transfer agency services provided to the Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund, the Sweep Shares of the Schwab Municipal Money Fund and the Sweep Shares of the Schwab Value Advantage Money Fund, the Transfer Agent is entitled to receive an annual fee, payable monthly, of 0.25% of each Fund's or Class's average net assets. Schwab is also entitled to receive for shareholder services an annual fee provided to the Schwab Money

Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund, the Sweep Shares of the Schwab Municipal Money Fund and the Sweep Shares of the Schwab Value Advantage Money Fund, payable monthly, of 0.20% of each Fund's or Class's average net assets. For information regarding the transfer agency and shareholder servicing fees for the other classes of shares of the Schwab Municipal Money Fund and the Schwab Value Advantage Money Fund, see "Other Important Information" in this Prospectus. Schwab is also the Funds' distributor, but receives no compensation for its services as such.



OTHER EXPENSES. The Charles Schwab Family of Funds (the "Trust") pays the expenses of its operations, including: the fees and expenses for independent accountants, legal counsel and the custodian of its assets; the cost of maintaining books and records of account; registration fees; the fees and expenses of qualifying its shares for distribution under federal and state securities laws; and industry association membership dues. These expenses generally are allocated among each Fund, or class of shares of a Fund, in proportion to their relative net assets at the time the expense is incurred. However, expenses directly attributable to a particular Fund or class of a Fund will be charged to that Fund or class, respectively. The differing expenses applicable to the Sweep Shares and the Value Advantage Shares of the Schwab Municipal Money Fund and the Investor Shares and the Sweep Shares of the Schwab Value Advantage Money Fund will cause the performance of these classes of shares to differ.


                               OTHER INFORMATION


The Trust is an open-end investment management company organized as a business trust under the laws of Massachusetts on October 20, 1989 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more Series. Currently, the Trust offers shares of 9 Funds or "Series" which may be organized into one or more classes of shares of beneficial interest. The Board of Trustees may authorize the issuance of shares of additional Series or classes if it deems it desirable. Shares within each Series or class have equal, noncumulative voting rights and equal rights as to distributions, assets and liquidation of such Series, except to the extent such voting rights or rights as to distributions, assets and liquidation vary among classes of a Series.



SHAREHOLDER MEETINGS AND VOTING RIGHTS. The Trust is not required to hold annual shareholders' meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as changing fundamental policies, electing or removing Trustees or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called by written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.



Shareholders will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permitted under the 1940 Act, such as for the election of Trustees. In addition, shareholders of the Sweep Shares of the Schwab Municipal Money Fund and the Sweep Shares of the Schwab Value Advantage Money Fund will vote exclusively as a class on any matter relating solely to the Sweep Shares and on any matter in which the Sweep Shares' sharehold-ers' interests differ from the interests of shareholders of the other Shares of the Funds.


                            DISTRIBUTIONS AND TAXES


DIVIDENDS AND OTHER DISTRIBUTIONS. On each day that NAV is determined (a "Business Day"), net investment income of each Fund or class is declared at the close of trading on the New York Stock Exchange (the "Exchange")(generally 4:00 p.m. Eastern time) as a dividend to shareholders of record at that time. Dividends are normally paid (and, where applicable, reinvested) on the 15th of each month, if a Business Day, otherwise on the next Business Day, with the exception of the dividend paid in December, which is scheduled to be paid on the last Business Day in December.



FEDERAL INCOME TAX INFORMATION. Each Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), qualified as such and intends to continue to so qualify. In order to so qualify, each Fund will distribute on a current basis substantially all of its investment company taxable income, its net exempt-interest income (if any) and its net capital gains (if any) and will meet certain other requirements. Such qualification relieves a Fund of liability for federal income taxes to the extent the Fund's earnings are distributed.


Generally, all distributions are taxable to shareholders as ordinary income, except for distributions for the Schwab Municipal Money Fund which are exempt from federal income tax.

Records of dividends and other distributions, purchases and redemptions will be reflected on shareholders' Schwab account statements. The Funds will notify shareholders at least annually as to the federal income tax consequences of distributions made each year.

THE SCHWAB U.S. TREASURY MONEY FUND. Because this Fund will invest exclusively in U.S. Treasury obligations and other securities backed by the full faith and credit of the U.S. Government, its dividends are free from state and local income taxes in the vast majority of states. Potential investors in this Fund should consult their tax advisers with specific reference to their own tax situations.


THE SCHWAB MUNICIPAL MONEY FUND. Dividends derived from exempt-interest income (known as "exempt-interest dividends") will be treated by the Fund's shareholders as items of interest excludable from their federal gross income. To the extent dividends paid to shareholders are derived from taxable income or from capital gains, such dividends will be subject to federal income tax, whether received in cash or reinvested.



The Fund, may at times, purchase Municipal Securities at a discount from the price at which they were initially issued. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to shareholders as such when it is distributed to them.



If the Fund holds certain private activity bonds ("industrial development bonds" under prior law), dividends derived from interest on such obligations will be classified as an item of tax preference which could subject certain shareholders to alternative minimum tax liability. Corporate shareholders must also take all exempt-interest dividends into account in determining "adjusted current earnings" for purposes of calculating their alternative minimum tax.


Private activity bonds and industrial development bonds generally are bonds issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. Private activity bonds and industrial development bonds also generally are limited obligation (or revenue) securities, which means that they are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from some other specific revenue source. (See "Municipal Securities" in the SAI.)



Distributions by the Schwab Municipal Money Fund may be taxable to investors under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.


Shareholders receiving Social Security benefits or Railroad Retirement Act benefits should note that exempt-interest dividends will be taken into account in determining the taxability of such benefits.

The foregoing is only a brief summary of some of the federal and state income tax considerations affecting the Funds and their shareholders. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situations.

                            SHARE PRICE CALCULATION


The price of a share on any given day is its net asset value per share or "NAV." For the Schwab Money Market Fund, Schwab Government Money Fund and Schwab U.S. Treasury Money Fund, NAV is computed by taking total Fund assets, subtracting any liabilities of the Fund and dividing the resulting amount by the number of shares of the Fund outstanding. For the Sweep Shares of the Schwab Municipal Money Fund and the Sweep Shares of the Value Advantage Money Fund, NAV is computed by taking total Fund assets allocable to that class, subtracting any liabilities allocable to the class and dividing the resulting amount by the number of Sweep Shares of the Fund outstanding. NAV is determined on each day that both the Federal Reserve Bank of New York and the Exchange are open for business, first at 10:00 a.m. (Eastern time), then again at the close of normal trading on the Exchange (generally 4:00 p.m. Eastern time). Purchase or redemption orders and exchange requests will be executed at the NAV next determined after receipt by the Transfer Agent or its authorized agent. While each Fund or class attempts to maintain its NAV at a constant $1.00, your shares are not insured against losses.



Each Fund values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. Calculations are made to compare the value of the Fund's investments using the amortized cost method with market values. Except, as described below, market valuations are obtained by using: (1) actual quotations provided by third-party pricing services or market makers; (2) estimates of market value; or (3) values obtained from yield data relating to comparable classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the NAV of a Fund or class, as calculated by reference to market values, and the amortized cost value of a Fund or class, or if there were any other deviation which the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated.


                              HOW THE FUNDS REPORT
                                  PERFORMANCE


From time to time, the Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and the Sweep Shares of the Schwab Value Advantage Money Fund may advertise yield, effective yield and total return. In the case of the Sweep Shares of the Schwab Municipal Money Fund only, the Fund may advertise yield, effective yield, taxable equivalent yield, taxable equivalent effective yield and total return of the Sweep Shares. Performance figures are based upon historical results and are not intended to indicate future performance.



YIELD refers to the income generated by a hypothetical investment in a Fund (or, in the case of the Schwab Municipal Money Fund and the Schwab Value Advantage Money Fund, the Sweep Shares of the Funds) over a specific 7-day period. This income is then annualized, which means that the income generated during the 7-day period is assumed to be generated each week over an annual period and is shown as a percentage of the hypothetical investment. Because money market funds seek a stable NAV of $1.00, current 7-day yields are the most common illustration of their performance.



EFFECTIVE YIELD is calculated similarly, but the income earned by the investment is assumed to be compounded weekly when annualized. Effective yield will be slightly higher than yield due to this compounding effect.



TAXABLE EQUIVALENT YIELD is the yield that a taxable investment must generate in order to equal (after applicable taxes are deducted) the Sweep Shares of the Schwab Municipal Money Fund's yield for an investor in a stated federal income tax bracket (normally assumed to be the applicable maximum tax rate). Taxable equivalent yield will be higher than the tax-exempt yield of the Sweep Shares of the Schwab Municipal Money Fund. (See "Yield" in the Statement of Additional Information.)



TAXABLE EQUIVALENT EFFECTIVE YIELD is computed in the same manner as is the taxable equivalent yield, except that the effective yield is substituted for yield in the calculation.



TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.


The performance of the Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund, Sweep Shares of the Schwab Municipal Money Fund and the Sweep Shares of the Schwab Value Advantage Money Fund may be compared to that of other mutual funds tracked by mutual fund rating services, various indices of investment performance, U.S. Government obligations, bank certificates of deposit, other investments for which reliable performance data is available and the consumer price index.


Additional performance information about the Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund, Sweep Shares of the Schwab Municipal Money Fund and the Sweep Shares of the Schwab Value Advantage Money Fund is stated in the Funds' Annual Reports, which are sent to all shareholders. To request a free copy, call Schwab at 800-2 NO-LOAD.


                        TAX-ADVANTAGED RETIREMENT PLANS


Schwab offers tax-advantaged retirement plans for which the Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and the Sweep Shares of the Schwab Value Advantage Money Fund may be appropriate investments. It is not recommended that the Schwab Municipal Money Fund be used as an investment vehicle for an Individual Retirement Account ("IRA") or qualified retirement plan. Schwab's retirement plans allow participants to defer taxes while helping them build their retirement savings.



SCHWAB IRA. A retirement plan with a wide choice of investments offering people with earned income the opportunity to compound earnings on a tax-deferred basis. Currently, Schwab's $29 annual IRA account fee is assessed on September 15th of each year and Schwab IRA accounts with balances of $10,000 or more, on or before that date, will not be charged the fee for the life of the account.


SCHWAB KEOGH. A tax-advantaged plan for self-employed individuals and their employees that permits the employer to make annual tax-deductible contributions of up to $30,000. Schwab Keogh plans are currently charged an annual fee of $45.


SCHWAB CORPORATE RETIREMENT PLANS. A well designed retirement program can help a company attract and retain valuable employees. Call Schwab at 800-2 NO-LOAD for more information.


                                  INVESTING IN
                              SHARES OF THE FUNDS


SHAREHOLDER SERVICES. You may place Fund purchase orders and orders to sell shares as well as exchange requests by calling 800-2 NO-LOAD, where trained representatives are available to answer questions about the Funds and your account. The right to initiate transactions by telephone is automatically available through your Schwab account. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If each Fund follows telephone orders that it reasonably believes to be genuine, it will not be liable for any losses a shareholder may experience. If each Fund does not follow reasonable procedures to confirm that a telephone order is genuine, each Fund may be liable for any losses a shareholder may suffer from unauthorized or fraudulent orders. These procedures may include:

- requiring a form of personal identification prior to acting upon instructions received by telephone;

- providing written confirmation of such instructions; and

- tape recording telephone transactions.

Investors should remember that it may be difficult to complete transactions by telephone during periods of drastic economic or market changes, when our phone lines may become very busy with calls from other investors. If you want to buy, sell or exchange shares but have trouble reaching a Fund by telephone, you may want to use one of the other ways offered for completing the transactions discussed below, even though these procedures may mean that completing your transaction may take longer.

To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.


In an effort to reduce each Fund's mailing costs, the Funds consolidate shareholder mailings by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single package during each shareholder mailing. If you do not wish this consolidation to apply to your account(s), please write to Schwab at 101 Montgomery Street, San Francisco, California 94104 to that effect.



Telephone purchase or redemption orders or exchange requests received prior to 8:00 p.m. (Eastern time) on any Business Day, once they have been verified as to the caller's identity and account ownership, will be deemed to be received by the Transfer Agent, or its authorized agent, prior to the next NAV determination. Subsequent telephone orders received prior to the first NAV determination on the following day will be deemed received prior to that day's second NAV determination.



OPENING A SCHWAB ACCOUNT. You may buy shares of the Funds or classes through an account maintained with Schwab or any other entity designated by Schwab. Payment for shares should be made directly to Schwab. If you do not presently maintain a Schwab account and wish to establish one, simply complete a Schwab Account Application (available by calling 800-2 NO-LOAD, 24 hours a day). You may also mail the application to Schwab at 101 Montgomery Street, San Francisco, California 94104. Corporations and other organizations should contact their local Schwab office to determine which additional forms may be necessary to open a Schwab account. With your Schwab account, you have access to other investments available at Schwab, such as stocks, bonds and other mutual funds.



The Securities Investor Protection Corporation ("SIPC") will provide account protection, in an amount up to $500,000, for securities, including Fund or class shares, which you hold in a Schwab account. Of course, SIPC account protection does not protect shareholders from share price fluctuations. If you already have a Schwab account, you may buy shares of each Fund as described below and need not open a new account.



SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab accounts require an initial minimum investment and a minimum maintenance balance of $1,000 ($500 for custodial accounts). A fee of $7.50 will be charged to Schwab brokerage accounts that fall below this minimum for three consecutive months in any quarter. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last 6 months, or if the shareholder's combined account balances at Schwab total $10,000 or more.



Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last 12 months.



DEPOSITING FUNDS. You may make deposits into your Schwab account by check, wire or many other forms of electronic funds transfer. Securities also may be deposited. All deposit checks should be made payable to Charles Schwab & Co., Inc. Schwab will charge a $15 service fee against an investor's Schwab account should a check be returned because of insufficient or uncollected funds or a stop payment order. If you would like to wire funds into or from your Schwab account, please call 800-2 NO-LOAD. A service fee will be charged to your Schwab account for each wire sent.



                               HOW TO BUY SHARES



SWEEP SHARES OF THE SCHWAB VALUE ADVANTAGE MONEY FUND WILL BE AVAILABLE FOR PURCHASE ON MAY 19, 1997.



If funds (including those transmitted by wire) are received by Schwab before the Fund's or class's last NAV calculation (normally 4:00 p.m. Eastern time), they will be available for investment on that day. If funds arrive after that time, they will be available for investment the next Business Day.



AUTOMATIC SWEEP INVESTMENT. When opening a Schwab account, you will be asked to select a SchwabFunds class or Series with sweep privileges as a "primary fund." When a Fund or class is selected as a primary fund, free credit balances in your Schwab account will be invested automatically in shares of the Fund or class according to the procedures described in the account agreement with the investor. Depending on the type of Schwab account, the automatic sweep investment of free credit balances will be effected daily, weekly or at other times and may be subject to minimum investment and other requirements. (See "Minimum Investment Requirements")



An investor with an existing Schwab account may add the automatic sweep investment feature to his or her account by completing the appropriate section of the Schwab Account Application available at any Schwab office. A shareholder may change primary funds by writing Schwab at the address referenced on the cover of this Prospectus. Note that the automatic sweep investment feature is not available for all classes of shares of all Funds.



DIRECT PURCHASE. A Schwab account holder may buy shares of a Fund or class (if it is not his or her primary fund) in several ways.



Whether you buy shares by phone, by mail or electronically, the following information is always needed:



- your Schwab account number and your name for verification;


- the name of the Fund and class in which you wish to invest;


- the amount you wish to invest; and


- for initial share purchases only, the distribution option you have selected (see below).

BY TELEPHONE


- Call 800-2 NO-LOAD.


- Place a buy order for your account.


- TDD users may contact Schwab at 800-345-2550, 24 hours a day.



BY MAIL


- Include a letter of instruction with the information requested above, signed by one of the registered account holders in the exact form specified on the account.


- You may direct that funds already in your Schwab account be used to make initial and subsequent share purchases, or your purchase instructions may be accompanied by a check made payable to Charles Schwab & Co., Inc., which will be deposited into your Schwab account and used, as necessary, to cover all or part of your purchase order.


- Mail to 101 Montgomery Street, San Francisco, California 94104.


- Once your letter is mailed, you may not modify or cancel your instructions.



ELECTRONICALLY


- Refer to product information on StreetSmart(TM), e.Schwab(TM), The Equalizer(R) and TeleBroker(R) for details.


- World Wide Web: http://www.schwab.com



BY WIRE


- Contact Schwab at 800-2 NO LOAD for instructions.



MINIMUM INVESTMENT REQUIREMENTS. The minimum initial investment for the Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Fund and the Sweep Shares of the Schwab Municipal Money Fund is $1,000 and subsequent investments must be at least $100 for direct purchases and $1.00 for sweep purchases.



The Sweep Shares of the Schwab Value Advantage Money Fund require a minimum initial investment of $25,000 and subsequent investments must be at least $5,000 for direct purchases and $1.00 for sweep purchases. A minimum balance of $20,000 must be maintained. These minimums may not be applicable to certain customers of Schwab Institutional's Services for Investment Managers or Schwab's Retirement Plan Services.



If your balance in a Fund or class falls to zero, you will be required to meet the applicable minimum initial investment requirement again ($25,000 for the Sweep Shares of the Value Advantage Money Fund and $1,000 for the other Funds or classes). For information regarding the minimum investment requirements of the other classes of shares of the Schwab Municipal Money Fund and the Schwab Value Advantage Money Fund, see "Other Important Information" in this Prospectus.



DISTRIBUTION OPTIONS. The distribution option that you selected in your Schwab Account Application will determine which of the two distribution options listed below will apply to you. Fund distributions will be automatically reinvested, unless the Transfer Agent, or its authorized agent, has received instructions that distributions be mailed to you as they are paid. Please contact Schwab at 800-2 NO LOAD if you already have a Schwab account and wish to change your distribution option account standing instructions.


- AUTOMATIC REINVESTMENT: For all the Funds or classes of Shares, distributions will be reinvested in additional full Shares of the applicable Fund or class of Shares at the net asset value next determined after their payable date; or



- RECEIVE YOUR DIVIDENDS BY MAIL: All distributions will be credited to your Schwab account as of the payable date. If your account instructs that dividends be mailed immediately, checks will normally be mailed the Business Day after distributions are credited.



                                 HOW TO SELL OR

                                EXCHANGE SHARES

AUTOMATIC REDEMPTION. A sale of Fund shares will be automatically effected to satisfy debit balances in an investor's Schwab account, to provide necessary cash collateral for an investor's margin obligation to Schwab and to settle securities transactions in the account. All such sales will be effected in accordance with the procedures described in the investor's Schwab Account Agreement.


DIRECT REDEMPTION. You can sell or exchange your shares at any time by telephone, by mail, or electronically, subject to the following terms and conditions:



- orders to sell shares received by Schwab in good order by the close of the Exchange (generally 4:00 p.m. Eastern time) will be processed that day;

- if you bought your shares by check, we will send you your money as soon as your check clears your bank, which may take up to 15 days;
- depending on the type of Schwab account you have, your money may earn interest during any holding period;
- you will receive the dividends declared for the day on which you sell your shares;
- we will have a check for your shares at your local Schwab office on the Business Day after the Transfer Agent, or its authorized agent, receives proper instructions to sell your shares;
- a check normally will be mailed to you on the Business Day following the sale of your shares if you specifically request that it be mailed; and

- we may suspend the right to sell shares or postpone payment for a sale of shares when trading on the Exchange is restricted; the Exchange is closed for any reason other than its normal weekend or holiday closings; emergency circumstances exist as determined by the SEC; or for any other circumstances as the SEC may permit.


EXCHANGE. The exchange privilege allows you to exchange your SchwabFunds(R) shares for shares of another SchwabFunds Series or class available to investors in your state, provided you meet the initial and subsequent investment requirements and any other requirements relating to the Series or class of shares you wish to buy. Thus, you can conveniently modify your investments if your goals or market conditions change. For federal income tax and certain other purposes, an exchange of shares between funds will be treated as a sale of shares in one fund and the purchase of shares in another fund. An exchange of shares between classes of the same fund should not be treated as a sale of shares. Each Fund reserves the right to modify, limit or terminate the exchange privilege upon 60 days' written notice.

                             METHODS OF SELLING OR
                               EXCHANGING SHARES


Whether you sell or exchange shares by phone, mail or electronically, the following information is always needed in order to process your sale or exchange request:

- your Schwab account number and your name for verification;
- the number of shares you want to sell or exchange;

- the name of the Fund and class from which you wish to sell or exchange shares; and


- if you are exchanging shares, the name of the Fund and class into which shares are to be exchanged and the distribution option you select.



BY TELEPHONE

- Call 800-2 NO-LOAD.
- Place a sell or exchange request for your account. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


BY MAIL

- Include a letter of instruction with the information requested above, signed by one of the registered account holders in the exact form specified in the account.

- Mail to 101 Montgomery Street, San Francisco, California 94104.

- Once your letter is mailed, you may not modify or cancel your instructions.


ELECTRONICALLY


- Refer to product information on StreetSmart(TM), e.Schwab(TM), The Equalizer(R) and TeleBroker(R) for details.


- World Wide Web address: http://www.schwab.com



MINIMUM INVESTMENT REQUIREMENTS. The Sweep Shares of the Value Advantage Fund require maintenance of a $20,000 balance. The other Funds or classes of Funds require maintenance of a $1,000 balance. If your balance in a Fund or class falls to zero, you will be required to meet the applicable initial minimum investment requirement again ($25,000 for the Sweep Shares of the Value Advantage Money Fund and $1,000 for the other Funds or classes). These minimums may not be applicable to certain customers of Schwab Institutional's Services for Investment Managers or Schwab's Retirement Plan Services.



Due to the relatively high cost of maintaining smaller holdings, each Fund or class reserves the right to redeem a shareholder's shares, if as a result of redemptions, their aggregate value drops below the $100 minimum balance requirement for the Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and the Sweep Shares of the Schwab Municipal Money Fund or below the $20,000 minimum balance requirement for the Sweep Shares of the Schwab Value Advantage Money Fund. A Fund will notify shareholders in writing, 30 days before taking such action, to allow them to increase their holdings to at least the minimum level. Also note that, because they can only be held in Schwab accounts, Fund shares will be automatically redeemed should the Schwab account in which they are carried be closed.



SCHWAB ONE(R) ACCOUNT FEATURES. Shareholders who hold shares of the Schwab Municipal Money Fund in Schwab One accounts are entitled to sell shares of the Fund through debit cards and checks. Investors should contact Schwab if they are interested in the benefits and requirements of a Schwab One account.

                          OTHER IMPORTANT INFORMATION


Each Fund reserves the right, in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this Prospectus, to reject purchase orders or to change or waive minimum investment or eligibility requirements. All orders to buy shares of a Fund are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing.



In addition to the Sweep Shares offered by this Prospectus, Schwab also offers Value Advantage Shares of the Schwab Municipal Money Fund and Investor Shares of the Schwab Value Advantage Money Fund, pursuant to a multiple class plan adopted by the Board of Trustees of the Schwab Fund Family. The Value Advantage Shares of the Schwab Municipal Money Fund and Investor Shares of the Schwab Value Advantage Money Fund are not available through automatic sweep investment programs. The minimum initial investment requirement for both of these classes of shares is $25,000 and the minimum balance required is $20,000. Sales and exchanges in amounts less than $5,000 and balances below $20,000 may be charged a $5.00 administrative fee. The transfer agency fees for the Value Advantage Shares of the Schwab Municipal Money Fund and for the Investor Shares of the Schwab Value Advantage Money Fund is 0.05% of each classes average net assets; the shareholder services fee for each of these classes is 0.20% of that class's average net assets.



The Schwab Money Market Fund, Schwab Government Money Fund and Schwab U.S. Treasury Money Fund are not offered in multiple classes of shares. For a prospectus describing the other class of shares of the Schwab Municipal Money Fund (the "Value Advantage Shares") or the Schwab Value Advantage Money Fund (the "Investor Shares"), call Schwab at 800-2 NO-LOAD.

--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR.

--------------------------------------------------------------------------------
THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.
--------------------------------------------------------------------------------

                                                                --------------
[SCHWABFUNDS(R) LOGO]                                             BULK RATE
 101 Montgomery Street                                           U.S. POSTAGE
 San Francisco, California  94104                                    PAID
                                                                CHARLES SCHWAB
                                                                --------------

625-18 (4/97)  Printed on recycled paper.


SCHWAB
MONEY FUNDS -
SWEEP INVESTMENTS(TM)
PROSPECTUS  April 30, 1997

                               [DOLLAR SIGN GRAPHIC]

                               [SCHWABFUNDS LOGO(R)]

                              CROSS REFERENCE SHEET
                                   PROSPECTUS
             Schwab Municipal Money Fund -- Value Advantage Shares
        Schwab California Municipal Money Fund -- Value Advantage Shares
        Schwab California Municipal Money Fund -- Value Advantage Shares


PART A ITEM                                 PROSPECTUS CAPTION

1.   Cover Page                             Cover Page

2.   Synopsis                               Key Features of the Funds; Summary
                                            of Expenses; Matching the Funds to
                                            Your Investment Needs

3.   Condensed Financial Information        Financial Highlights

4.   General Description of Registrant      Cover Page; Matching the Funds to
                                            Your Investment Needs; Investment
                                            Objectives and Policies;
                                            Organization and Management of the
                                            Funds

5.   Management of the Fund                 Organization and Management of the
                                            Funds

5A.  Management's Discussion of Fund
       Performance                          Important Information About Your
                                            Investment

6.   Capital Stock and Other Securities     Cover Page; Investment Objectives
                                            and Policies; Investment Techniques
                                            Used by the Funds; Special Risk
                                            Considerations; Important
                                            Information About Your Investment

7.   Purchase of Securities Being Offered   Matching the Funds to Your
                                            Investment Needs; Investing in
                                            Shares of the Funds; Important
                                            Information About Your Investment

8.   Redemption or Repurchase               Investing in Shares of the Funds

9.   Pending Legal Proceedings              Inapplicable

                               SCHWAB MONEY FUNDS

                         VALUE ADVANTAGE INVESTMENTS(R)
                         SCHWAB MUNICIPAL MONEY FUND -
                           VALUE ADVANTAGE SHARES(TM)
                    SCHWAB CALIFORNIA MUNICIPAL MONEY FUND -
                           VALUE ADVANTAGE SHARES(TM)
                     SCHWAB NEW YORK MUNICIPAL MONEY FUND -
                           VALUE ADVANTAGE SHARES(TM)



                           PROSPECTUS APRIL 30, 1997



TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Contact Charles Schwab & Co., Inc. ("Schwab") office at 800-2 NO-LOAD.



THE SCHWAB MUNICIPAL MONEY FUND (THE "MUNICIPAL FUND"), SCHWAB CALIFORNIA MUNICIPAL MONEY FUND (THE "CALIFORNIA FUND") AND SCHWAB NEW YORK MUNICIPAL MONEY FUND (THE "NEW YORK FUND") (the "Funds") are designed to provide you with the highest possible current income consistent with each Fund's investment objective while seeking to preserve your investment and provide you with liquidity. Prior to January 2, 1997, the Municipal Fund was known as the Schwab Tax-Exempt Money Fund, the California Fund was known as the Schwab California Tax-Exempt Money Fund and the New York Fund was known as the Schwab New York Tax-Exempt Money Fund.



ABOUT THIS PROSPECTUS: THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUNDS. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about the Funds in the Statement of Additional Information ("SAI") dated April 30, 1997 (as may be amended from time to time). The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with material incorporated by reference and other related materials using the SEC's World Wide Web address: http://www.sec.gov. The SAI is incorporated by reference into this Prospectus.



This Prospectus may be available electronically by using our World Wide Web address: http://www.schwab.com. To receive a free paper copy of this Prospectus or the SAI, call Schwab at 800-2 NO-LOAD, 24 hours a day, or write to the Funds at 101 Montgomery Street, San Francisco, California 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.



READING THIS PROSPECTUS. For your ease of reading, we have italicized certain terms which have been included in the glossary at the end of this Prospectus. If you are unsure of the meaning of any italicized term, check the glossary.



SPECIAL RISK CONSIDERATIONS. Each of the California Fund and the New York Fund may invest a significant percentage of its assets in the securities of a single issuer, and therefore investment in each Fund may be riskier than other types of money market funds.



                               TABLE OF CONTENTS



                                          PAGE
                                          ----
Key Features of the Funds................   2
Summary of Expenses......................   3
Financial Highlights.....................   4
Matching the Funds to Your
  Investment Needs.......................   5
Investment Objectives and Policies.......   6
Investment Techniques Used by the
  Funds..................................  10
Special Risk Considerations..............  12
Organization and Management
  of the Funds...........................  13
Investing in Shares of the Funds.........  15
Important Information About
  Your Investment........................  19
Glossary of Important Terms..............  20


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


AN INVESTMENT IN EACH FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT ANY OF THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.00.

                           KEY FEATURES OF THE FUNDS


MAXIMUM CURRENT INCOME AND SAFETY. Each Fund's goal is to provide you with the highest possible current income consistent with the investment objectives of each Fund while preserving your investment and providing you with quick access to your money. To achieve this goal, the Funds invest in high-quality, short-term debt securities. (See "Investment Objectives and Policies.")



The Municipal Fund seeks to provide you with current income that is exempt from federal regular income tax. The California Fund seeks to provide you with current income that is exempt from federal regular income taxes and California state personal income taxes. The New York Fund seeks to provide you with current income that is exempt from federal regular income and personal income taxes imposed by New York state and New York municipalities. Federal regular income tax does not include the federal alternative minimum tax.



PRESERVATION OF INVESTMENT. Each Fund seeks to maintain a stable net asset value per share (known as the Fund's "NAV") of $1.00. (See "Important Information About Your Investment.")



READY ACCESS TO YOUR CASH. You can conveniently sell your shares of any Fund at any time. Generally, your redemption check will be available the next Business Day at your local Schwab office, or it can be mailed directly to you. (See "Investing in Shares of the Funds -- How to Sell or Exchange Your Shares.")



LOW COST INVESTING. The Value Advantage Shares of the Funds were designed with operating expenses well below the industry average. (See "Matching the Funds to Your Investment Needs.") Additionally, you pay no sales fee when you buy shares of the Funds. Fees may be charged for balances and transactions under the required minimums. (See "Investing in Shares of the Funds.")



PROFESSIONAL MANAGEMENT OF THE FUNDS. Charles Schwab Investment Management, Inc. (the "Investment Manager") currently manages the mutual funds in the SchwabFunds(R), a family of 29 mutual funds with over $47 billion in assets as of April 1, 1997. (See "Organization and Management of the Funds - The Investment Manager.")



SHAREHOLDER SERVICES. Schwab's professional representatives are available toll-free 24 hours a day at 800-2 NO-LOAD to service your accounts. (See "Investing in Shares of the Funds.")



CONVENIENT REPORTING. You receive one consolidated account statement for all of your account activity that combines all of your mutual fund activity into one report.



SPECIAL RISK CONSIDERATIONS. Each of the California Fund and the New York Fund may invest a significant percentage of its assets in the securities of a single issuer, and therefore investment in each Fund may be riskier than other types of money market funds. (See "Investment Techniques Used by the Funds.")

                              SUMMARY OF EXPENSES


ANNUAL OPERATING EXPENSES. Each class of the Funds incurs its own annual operating expenses. These expenses include management fees paid to the Investment Manager, transfer agency fees and other expenses. These expenses cover, for example, services such as investment research and management of the portfolios and maintaining shareholder records. Because these fees are paid from the income of the Value Advantage Shares of each Fund, they are factored into the dividends paid to holders of Value Advantage Shares. As a shareholder, you are not charged any of these fees directly.



                              MUNICIPAL  CALIFORNIA  NEW YORK
 VALUE ADVANTAGE SHARES(1)      FUND        FUND       FUND
---------------------------   ---------  ----------  --------
SHAREHOLDER TRANSACTION
 EXPENSES(2):..............      $5.00      $5.00      $5.00
ANNUAL FUND OPERATING
  EXPENSES
  (AS A PERCENTAGE OF
  AVERAGE NET ASSETS):
  Management Fee
    (after fee
    reduction)(3)..........      0.20%      0.19%      0.20%
  12b-1 Fee................       None       None       None
  Other Expenses (after
    fee reductions
    and/or expense
    reimbursements(4)......      0.25%      0.26%      0.25%
                              ---------  ----------  --------
TOTAL FUND OPERATING
  EXPENSES(4)..............      0.45%      0.45%      0.45%


(1) For information regarding the key differences between the multiple classes of shares of the Funds, see "Matching the Funds to Your Investment Needs."



(2) You will be subject to a $5 administrative fee if you sell or exchange shares in an amount less than $5,000.



(3) This amount reflects a reduction by the Investment Manager, guaranteed through at least April 30, 1998. If there were no such reduction, the management fee for the Municipal Fund, California Fund and New York Fund would be 0.42%, 0.44% and 0.46% of average net assets, respectively.



(4) This amount reflects the guarantee by Schwab and the Investment Manager that, through at least April 30, 1998, the total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of the Value Advantage Shares of each Fund will not exceed 0.45% of average net assets. If there were no such reduction for the Municipal Fund, the California Fund and the New York Fund, other expenses and total operating expenses would be 0.33% and 0.75%, 0.33% and 0.77% and 0.55% and 1.01% of average net assets, respectively. The effect of this voluntary expense limitation is to maintain or increase each Fund's total return to shareholders.



EXAMPLE. Based on the expenses in the table above, you would pay the following expenses on a $1,000 investment in the Value Advantage Shares of each Fund assuming (1) a 5% annual return; and (2) redemption at the end of each period.



                   1 YEAR  3 YEARS  5 YEAR  10 YEAR
                   ------  -------  ------  -------
Municipal Fund....   $5      $14     $ 25     $57
California Fund...   $5      $14     $ 25     $57
New York Fund.....   $5      $14     $ 25     $57



THE PRECEDING TABLE IS AN EXAMPLE ONLY, AND DOES NOT REPRESENT PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THE EXPENSES SHOWN IN THE EXAMPLE.

                              FINANCIAL HIGHLIGHTS



The following information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified reports are included in the Funds' Annual Report, which contains additional financial data and related notes. The financial highlights, financial statements and reports of the auditor are incorporated by reference into the SAI. Free copies of the SAI and Annual Report may be obtained by calling the telephone number or writing to the address on the first page of this Prospectus.



                                            FOR THE PERIOD ENDED                   FOR THE PERIOD ENDED
                                              DECEMBER 31, 1996                      DECEMBER 31, 1995
                                     -----------------------------------    -----------------------------------
                                     MUNICIPAL    CALIFORNIA    NEW YORK    MUNICIPAL    CALIFORNIA    NEW YORK
      VALUE ADVANTAGE SHARES           FUND          FUND         FUND       FUND(1)      FUND(2)      FUND(1)
                                     ---------    ----------    --------    ---------    ----------    --------
Net asset value at beginning of
  period...........................  $    1.00     $    1.00    $  1.00     $    1.00     $    1.00    $  1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............       0.03          0.03       0.03          0.02          0.01       0.02
  Net realized and unrealized gain
    (loss) on investments..........         --            --         --            --            --         --
                                      --------      --------    -------      --------      --------    -------
  Total from investment
    operations.....................       0.03          0.03       0.03          0.02          0.01       0.02
LESS DISTRIBUTIONS
Dividends from net investment
  income...........................      (0.03)        (0.03)     (0.03)        (0.02)        (0.01)     (0.02)
Distributions from realized gain on
  investments......................         --            --         --            --            --         --
                                      --------      --------    -------      --------      --------    -------
Total distributions................      (0.03)        (0.03)     (0.03)        (0.02)        (0.01)     (0.02)
                                      --------      --------    -------      --------      --------    -------
Net asset value at end of period...  $    1.00     $    1.00    $  1.00     $    1.00     $    1.00    $  1.00
                                      --------      --------    -------      --------      --------    -------
Total return (not annualized)......       3.14%         3.01%      2.99%         1.68%         0.84%      1.62%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)...  $ 608,080     $ 507,486    $66,683     $ 160,682     $ 108,008    $15,143
  Ratio of expenses to average net
    assets*........................       0.45%         0.45%      0.45%         0.45%(3)       0.45%(3)    0.45%(3)
  Ratio of net investment income to
    average net assets*............       3.10%         2.98%      2.98%         3.50%(3)       3.48%(3)    3.42%(3)



* The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced and absorbed by the Investment Manager and Schwab. Had these expenses not been reduced and absorbed, the Fund's expense and net investment income ratios would have been:



  Ratio of expenses to average net
    assets.........................       0.75%         0.77%      1.01%         0.95%(3)       1.04%(3)    1.81%(3)
  Ratio of net investment income to
    average net assets.............       2.80%         2.66%      2.42%         3.00%(3)       2.89%(3)    2.06%(3)



 (1) Period from July 7, 1995 (commencement of operations) to December 31, 1995.



 (2) Period from October 3, 1995 (commencement of operations) to December 31, 1995.



 (3) Annualized.

                           MATCHING THE FUNDS TO YOUR
                                INVESTMENT NEEDS


Because the Value Advantage Shares of the Funds are designed for Schwab accounts with larger balances and less frequent shareholder transactions, their operating expenses may be lower than the industry average, which helps provide more competitive yields. The table below shows the total operating expenses of the Value Advantage Shares of each Fund compared to the industry average for similar type funds.



                                  VALUE
                                ADVANTAGE     INDUSTRY
                                 SHARES       AVERAGES*
                                ---------     ---------
Municipal Fund                      0.45%         0.65%
California Fund                     0.45%         0.59%
New York Fund                       0.45%         0.63%



*Industry averages as reported by IBC/Financial Data Quarterly Report on Money
 Fund Performance, 4th Quarter, 1996, for Municipal Money Market Funds, California Municipal Funds and New York Municipal Funds.



Note: These amounts represent total operating expenses after fee waivers for first tier money funds, not including institutional money funds.



The Funds invest in high-quality money market instruments and are designed for high current yields. Keep in mind, however, that because the Value Advantage Shares of the Funds are intended for larger balance accounts, you may be charged a fee for redemptions or exchanges under the required minimum or if your balance falls below the required minimum. These fees are designed to keep shareholder transactions to a minimum which contributes to the Value Advantage Shares lower operating expense ratio.


Schwab also offers an additional class of shares of each of the Funds ("Sweep Shares") which automatically invest the uninvested cash balances in your Schwab account in a Schwab money fund which you select. Sweep Shares may be more suitable for providing income on fluctuating cash balances in your account in between other investments. The Funds may be appropriate for a variety of investment programs. Unlike the Sweep Shares, however, the Value Advantage Shares have been designed for cash reserves which may be held for longer periods of time and may not require frequent investor access. The Funds should not be a substitute for building an investment portfolio tailored to your individual investment needs and risk tolerance. Additionally, the Funds are not suitable for tax-advantaged plans such as Individual Retirement Plans and Keogh plans.


Schwab offers these multiple classes of shares pursuant to a multiple class plan (the "Plan") adopted by the Board of Trustees of the Trust. Pursuant to the Plan, Value Advantage Shares of each Fund are subject to lower transfer agency expenses than the Sweep Shares, but do not offer the "sweep" services described above. The transfer agent is entitled to receive an annual fee of 0.25% of the Sweep Shares' average daily net asset. In addition, the minimum initial investment and minimum account balance requirements are higher for the Value Advantage Shares than for the Sweep Shares. The Sweep shares of the Funds require a minimum initial investment of $1,000 and subsequent investments must be at least $100 for direct purchases and $1.00 for sweep purchases. For more information regarding the Sweep Shares of the Funds, call 800-2 NO-LOAD. You may also obtain information about Sweep Shares from your Schwab broker.

                             INVESTMENT OBJECTIVES
                                  AND POLICIES

                               THE MUNICIPAL FUND


The investment objective of the Municipal Fund is to provide you with maximum current income that is exempt from federal regular income tax consistent with stability of capital. Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The investment objective is fundamental to the Municipal Fund. Because any investment involves risk, the Fund cannot guarantee that it will achieve its objective.



To achieve its investment objective, the Fund normally will attempt to invest 100% of total assets in short-term, high-quality debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities that generate interest, which in the opinion of bond counsel, is exempt from federal regular income taxes ("Municipal Securities").



Provided that the Fund meets certain minimum conditions (described in the SAI under "Investment Restrictions"), dividends that represent interest income received on Municipal Securities will be exempt from federal regular income tax when paid to you. However, such dividend income may be subject to state and local taxes. See "Important Information About Your Investment - Income Tax Information" and the SAI.


                              THE CALIFORNIA FUND


The investment objective of the California Fund is to provide you with maximum current income that is exempt from federal regular income and California state personal income taxes, consistent with stability of capital. Federal regular income tax does not include the federal alternative minimum tax. The investment objective is fundamental to the California Fund. Because any investment involves risk, the Fund cannot guarantee that it will achieve its objective.



To achieve its objective, the Fund normally will attempt to invest 100% of its total assets in Municipal Securities. Absent unusual market conditions, the Fund will invest at least 65% of its total assets in such obligations that also generate interest which, in the opinion of bond counsel, is exempt from California state personal income taxes ("California Municipal Securities").



Provided that the Fund meets certain minimum conditions (described in the SAI under "Distributions and Taxes"), dividends that represent interest income received on California Municipal Securities and on certain federal obligations will be exempt from California state personal income tax. See "Important Information About Your Investment - Income Tax Information" and the SAI.


                               THE NEW YORK FUND


The investment objective of the New York Fund is to provide you with maximum income that is exempt from federal regular income tax and personal income taxes imposed by New York state and New York municipalities, consistent with stability of capital. Federal regular income tax does not include the federal alternative minimum tax. The investment objective is fundamental to the New York Fund. Because any investment involves risk, the Fund cannot guarantee achieving its objective.



To achieve its objective, the Fund normally will attempt to invest 100% of its total assets in

Municipal Securities. Absent unusual market conditions, the Fund will invest at least 65% of its total assets in such obligations that also generate interest which, in the opinion of bond counsel, is exempt from New York state and New York municipalities personal income taxes ("New York Municipal Securities").



Provided that the Funds meets certain minimum conditions (described in the SAI under "Investment Restrictions"), dividends that represent interest income received on New York Municipal Securities will be exempt from New York state and New York municipalities personal income taxes when paid to New York residents. See "Important Information About Your Investment - Income Tax Information" and the SAI.



MUNICIPAL SECURITIES. The Funds will invest only in Municipal Securities which at the time of purchase: (a) are rated within the two highest rating categories for municipal commercial paper or short-term municipal securities assigned by any nationally recognized statistical rating organization (NRSRO); (b) are guaranteed or insured by the U.S. Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of U.S. Government securities acceptable to our Investment Manager; or (d) are unrated by any NRSRO, if they are determined by our Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the securities mentioned above. (See "Appendix - Ratings of Investment Securities" in the SAI.)



The Funds may purchase a security that, after being purchased, ceases to have a rating or is downgraded to a rating below that required for purchase by a Fund. Neither event would necessarily require a Fund to sell the security. However, a Fund will keep such a security in its portfolio only if the Board of Trustees determines that keeping the security is in the best interests of the Fund.



Municipal Securities in which the Funds may invest are generally classified in one of two categories: "general obligation" securities and "revenue" securities.


General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

Revenue securities are secured only by the revenues derived from a particular facility or class of facilities, or from a specific revenue source such as a special excise tax or from the user of the facility being financed.

Revenue securities may include private activity bonds and industrial development bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities, and they are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. From time to time, each of the Funds may invest more than 25% of its total assets in industrial development and private activity bonds.


The Funds also may invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund. The state or municipality which created the issuer has a moral commitment but not a legal obligation to restore the reserve fund.

The Funds also may invest up to 25% of their total assets in municipal leases, no more than 10% of which may be in illiquid leases. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Some investments in municipal leases may be considered to be illiquid. Municipal leases are subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease in the event that the municipality's appropriating body does not allocate the funds necessary to make lease payments. In such circumstances, the lessor is typically entitled to repossess the property. The private sector value of the property is, however, generally less than value of the property to the municipality. The Investment Manager, pursuant to guidelines established by the Board of Trustees, is responsible for continuously determining the credit quality of unrated municipal leases, including an assessment of the likelihood that the lease will not be terminated.



The Funds also may invest up to 25% of total assets in synthetic variable or floating-rate municipal securities. These securities generally comprise the following elements in a trust: (i) a fixed-rate municipal bond (of any duration); (ii) a right to put the bond at par value on 7-days notice, or after a specific interval of time, depending on the terms of the synthetic security; and (iii) a contractual agreement pursuant to which the investing Fund and the issuer determine the lowest rate that would permit the bond to be remarketed at par, taking into account the put right. The trustee of the trust is generally a bank trust department.



These synthetic floating-rate municipal securities may include tender option bond trust receipts, in which a fixed-rate municipal bond (or group of bonds) is placed into a trust from which two classes of trust receipts are issued, which represent proportionate interests in the underlying bond(s). Interest payments are made on the bond(s) based upon a predetermined rate. Under certain circumstances, the holder of a trust receipt may also participate in any gain or loss on the sale of such bond(s). Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of the Funds' investment limitations.



The Funds may invest in variable rate demand instruments issued by industrial development authorities and other government entities. In the event that a variable rate demand instrument to be purchased by a Fund is not rated by credit rating agencies, our Investment Manager, using guidelines approved by the Board of Trustees, must determine that such instrument is of comparable quality at the time of purchase to a rated instrument that would be eligible for purchase by the Fund. In some cases, the Fund may require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter, line of credit, guarantee, or commitment to lend.


Although there may be no active secondary market for a particular variable rate demand instrument purchased by the Fund, each Fund may, at any time or during specified periods not exceeding one year (depending upon the instrument involved), demand payment in full of the principal of the instrument and may resell the instrument to a third party.


A Fund could suffer a loss from a variable rate demand instrument because of the absence of an active secondary market, because it may be difficult for the Fund to dispose of the instrument in the event an issuer defaults on its payment obligation, because the Fund is only entitled to exercise its demand rights at certain times, or for other reasons.


Variable rate demand instruments will be subject to each Fund's restrictions on acquiring and holding illiquid securities to the extent that the absence of an active secondary market for such securities causes them to be illiquid.


The Funds may purchase from financial institutions participation interests in Municipal Securities with fixed, floating, or variable rates of interest. The buyer of a participation interest receives an undivided interest in the securities underlying the instrument.



The Funds will purchase a participation interest only if: (a) the instrument subject to the participation interest matures in one year or less, or the instrument includes a right to demand payment, usually within 7-days, from the seller; (b) the instrument meets our previously described quality standards for Municipal Securities; and (c) the instrument is issued with an opinion of counsel or is the subject of a ruling of the Internal Revenue Service stating that the interest earned on the participation interest is exempt from federal income tax.



The Funds also may acquire "stand-by commitments" for Municipal Securities held in our portfolios. Under a stand-by commitment, a dealer agrees to purchase at our option specified Municipal Securities at a price equal to their amortized cost value plus accrued interest. The Funds will acquire stand-by commitments solely to improve portfolio liquidity. We do not intend to exercise our stand-by rights solely for trading purposes.



Each Fund has the ability to invest all of its assets in Municipal Securities, and the California Fund and the New York Fund may invest all of their assets in California Municipal Securities and New York Municipal Securities, respectively, that generate interest subject to the federal alternative minimum tax. Thus, if you are subject to the federal alternative minimum tax, all or a portion of your income may be subject to federal income tax.



VARIABLE RATE SECURITIES. The Funds may invest in instruments which have interest rates that are adjusted periodically, or which "float" continuously according to formulas intended to minimize any fluctuation in the values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit.


Generally, changes in the interest rate on Variable Rate Securities reduce the fluctuation of their market value. Accordingly, as interest rates decrease (or increase), Variable Rate Securities experience less capital appreciation (or depreciation) than fixed-rate obligations.

Some Variable Rate Securities ("Variable Rate Demand Securities") allow the purchaser to resell the securities at an amount approximately equal to amortized cost, or to the principal amount plus accrued interest. Like other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard that is intended to minimize fluctuations in the values of the securities. We determine the maturity of

Variable Rate Securities in accordance with SEC rules.


ILLIQUID SECURITIES. The Funds may purchase illiquid securities, including repurchase agreements maturing in more than 7 days, provided that no more than 10% of net assets valued at the time of the transaction are invested in such securities.



GOVERNMENT SECURITIES. The Funds may invest in government securities, including U.S. Treasury notes, bills and bonds, which are backed by the full faith and credit of the U.S. Government. Some securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, for example, those issued by the Federal Home Loan Bank, while others, such as those issued by the Federal National Mortgage Association, Farm Credit System and Student Loan Marketing Association have an additional line of credit with the U.S. Treasury. However, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities. Accordingly, such securities may involve risk of loss of principal and interest.


                             INVESTMENT TECHNIQUES
                               USED BY THE FUNDS


MATURITY. The Funds will purchase only securities that mature in 397 days or less, or securities which have a variable rate of interest that is readjusted no less frequently than every 397 days.



WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Funds may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. Generally, the Funds will not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed delivery basis are recorded as an asset. The value of such securities may change as the general level of interest rates changes.



Each Fund will invest no more than 25% of its total assets in when-issued or delayed delivery securities. The Funds will not purchase such securities for speculative purposes, and will expect to actually acquire the securities when purchased. However, each Fund reserves the right to sell any such securities before their settlement dates, if the Investment Manager deems such a sale advisable.



REPURCHASE AGREEMENTS. Each of the Funds may engage in repurchase agreements. By entering into a repurchase agreement, a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price. The repurchase price is higher than the purchase price, thereby determining the yield during the Fund's holding period. Repurchase agreements with broker-dealer firms will be limited to obligations of the U.S. Government, its agencies or instrumentalities. Maturity of the securities subject to repurchase may exceed one year.



If the seller of a repurchase agreement becomes bankrupt or otherwise defaults, the Funds might incur expenses in enforcing our rights and could experience losses, including a decline in the value of the underlying securities and a loss of income. The Funds will enter into repurchase agreements only with banks and other recognized financial institutions that the Investment Manager deems creditworthy.



TEMPORARY INVESTMENTS. Each Fund may, from time to time, as a defensive measure under abnormal market conditions, invest any or all of its assets in taxable "temporary investments," which include: obligations of the U.S. Government, its agencies, or instrumentalities; debt securities (other than "Municipal Securities") rated within the two highest rating categories by any NRSRO; commercial paper (other than "Municipal Securities") rated in the two highest rating categories by any NRSRO; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; and any of the foregoing temporary investments subject to repurchase agreements. While a temporary investment could cause a Fund to generate dividends taxable to shareholders as ordinary income, it is the Funds' primary intention to produce dividends which are not subject to federal regular income taxes, or state personal income taxes, in the case of the California Fund and the New York Fund. (See "Important Information about Your Investment - Income Tax Information.")



BORROWING POLICY. The Funds may not borrow money except for temporary purposes to meet redemption requests that could not otherwise be met without immediately selling portfolio securities. A Fund may borrow an amount up to one-third of the value of its total assets and may pledge up to 10% of its net assets to secure such borrowings. No Fund may borrow for leverage purposes. The Funds' borrowing and pledging policies set forth in the SAI are fundamental.



LIMITATIONS ON INVESTMENTS. The Funds are subject to the following limitations, which apply to all investments other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities:


1. DIVERSIFICATION. Except as provided in this paragraph, no Fund may invest more than 5% of the value of its total assets in the securities of one issuer. The California Fund and the New York Fund, which are non-diversified portfolios, may each invest up to 50% of the value of their total assets without regard to this 5% limitation, provided no more than 25% of the value of each Fund's total assets is invested in the securities of any one issuer. The Municipal Fund, which is a diversified portfolio, may invest up to 25% of the value of its assets without regard to this 5% limitation.

For purposes of this limitation with respect to each Fund, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security. An industrial revenue bond that is backed only by the assets and revenues of a non-governmental user is considered to be issued by the non-governmental user. In certain circumstances, the guarantor of a security may also be considered to be an issuer in connection with such a guarantee.


2. CONCENTRATION. As a matter of fundamental policy, each Fund will not invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry. However, this limitation shall not apply to Municipal Securities issued by governmental entities.



LEGAL OPINIONS. Bond counsel will render opinions on the validity of Municipal Securities. Bond counsel will also render opinions on whether the interest paid on Municipal Securities is exempt from federal income tax; and whether the interest paid on California or New York Municipal Securities is exempt from California State or New York State and New York municipalities personal income taxes. Bond counsel will render such opinions to the issuers of Municipal Securities at the time the securities are issued. The Funds and the

Investment Manager will not review the proceedings on the issuance of Municipal Securities or the bases for such opinions.


                          SPECIAL RISK CONSIDERATIONS

The California Fund and the New York Fund are non-diversified portfolios of the Trust. The investment return on a non-diversified portfolio typically is dependent on the performance of a smaller number of issuers, while the investment return on a diversified portfolio is dependent on a larger number of issuers. If financial conditions change, or if the market's assessment of certain issuers changes, a Fund's policy of acquiring large positions in the obligations of a relatively small number of issuers may affect the value of that Fund's portfolio to a greater extent than that of a diversified portfolio.


Each Fund may invest more than 25% of its assets in Municipal Securities that produce interest that is paid solely from revenues on similar projects. However, the Funds do not presently intend to invest in such securities on a regular basis, but will do so if deemed necessary or appropriate by the Investment Manager. To the extent that each Fund's assets are invested in Municipal Securities payable from revenues on similar projects, that Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if that Fund's assets were not so invested.



Certain California or New York constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting California or New York Municipal Securities. For example, in recent years "Proposition 13" and similar California constitutional and statutory amendments and initiatives have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters, through limiting various other taxes, have resulted in substantial reductions in state and local revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments. It is not possible to determine the impact of these initiatives on the ability of California issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal and interest or remain solvent. For example, in December 1994, Orange County, California filed for bankruptcy. In addition, from time to time, federal legislative proposals have threatened the tax-exempt status or use of Municipal Securities. (An expanded discussion of the risks associated with Municipal Securities and California and New York issuers is contained in the SAI.)



The Funds may purchase participation interests in Municipal Securities and other derivative securities that involve special risks, including the risk that the Internal Revenue Service may characterize some or all of the interest paid on such securities as taxable. There is also an increased risk, most typically associated with "municipal lease" obligations, that a municipality will not appropriate the funds necessary to make the scheduled payments on the lease that supports the security owned by the Funds, or it may seek to cancel or otherwise avoid its obligations under the lease. (See "Important Information About Your Investment - How We Determine the Price of Your Shares.")

                                ORGANIZATION AND
                            MANAGEMENT OF THE FUNDS

                   MANAGEMENT FUNCTIONS AND RESPONSIBILITIES


GENERAL OVERSIGHT. The Board of Trustees and officers meet regularly to review the Funds' investments, performance, expenses and other business affairs.



THE INVESTMENT MANAGER. The Investment Manager, Charles Schwab Investment Management, Inc., manages the Funds, subject to the authority of the trustees and officers of the Trust.



The Investment Manager, founded in 1989, is a wholly owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the mutual funds in the SchwabFunds, a family of 29 mutual funds. As of April 1, 1997, the SchwabFunds had aggregate net assets in excess of $47 billion.



Through a professional staff of portfolio managers and securities analysts, the Investment Manager provides the Funds with a continuous investment program, including general investment and economic advice regarding our investment strategies, manages the investment portfolio, performs expense management, accounting/record keeping and provides other services necessary to the Funds' operation.



TRANSFER AGENT AND SHAREHOLDER SERVICES. Schwab serves as the Shareholder Services Agent and Transfer Agent. Schwab provides information to shareholders, reports share ownership and all account activities and responds to all inquiries from shareholders. Schwab also distributes informational literature and furnishes the office space and equipment, telephone facilities and personnel that is necessary in providing shareholders services.



Schwab was established in 1971 and is one of America's largest discount brokers. Schwab provides low-cost securities brokerage and related financial services to over 4.1 million active customer accounts and has over 241 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab is a wholly owned subsidiary of The Charles Schwab Corporation. Charles
R. Schwab is the founder, Chairman, Chief Executive Officer and a Director of The Charles Schwab Corporation. As a result of his beneficial ownership interests in and other relationships with The Charles Schwab Corporation and its affiliates, Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.


                          OPERATING FEES AND EXPENSES


For investment management services, under the terms of its Investment Advisory and Administration Agreement, the Investment Manager is entitled to receive from the Funds a graduated annual fee. This fee is based on the value of the average daily net assets of each Fund and is payable monthly in the amount of 0.46% of each Fund's average daily net assets not in excess of $1 billion; 0.41% of such assets over $1 billion, but not more than $2 billion; and 0.40% of such assets over $2 billion.



For the fiscal period ended December 31, 1996, the Municipal Fund, California Fund and New York Fund paid an investment management fee of 0.20%, 0.19% and 0.20% of average net assets respectively; and the Value Advantage Shares of each Fund paid total operating expenses of 0.45% of average net assets.

For its services as Transfer Agent, Schwab is entitled to receive an annual fee of 0.05% of the average net assets of each Fund's Value Advantage Shares. In addition, for shareholder services provided, Schwab is entitled to receive an annual fee of 0.20% of the average daily assets of each Fund's Value Advantage Shares.



Schwab serves as the Funds' principal underwriter/distributor but receives no compensation for this service.



OTHER EXPENSES. The Trust pays the expenses of our Funds' operations, including the fees and expenses for independent auditors, legal counsel, custodians, the cost of maintaining books and records of account, taxes, registration fees and the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws and industry association membership dues.


The Trust generally allocates these expenses among its individual investment portfolios ("Series"), or classes of shares within these Series, in proportion to their relative net assets at the time the expense is incurred. However, expenses directly attributable to a Series or class of a Series will be charged to that Series or class, respectively. The differing expenses applicable to the Value Advantage Shares and Sweep Shares of the Funds will cause the performance of the two classes to differ.

                               OTHER INFORMATION


The Trust is an open-end investment management company, organized as a business trust under the laws of Massachusetts on October 20, 1989 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more Series. Currently the Trust offers shares of 9 Series, which may be organized into one or more classes of shares of beneficial interest. The Board of Trustees may authorize the issuance of shares of additional Series or classes, if it deems it to be desirable to do so. Shares within each Series have equal, noncumulative voting rights and equal rights as to distributions, assets and liquidation of such Series, except to the extent such voting rights or rights as to distributions, assets and liquidation vary among classes of a Series.


ANNUAL SHAREHOLDER MEETINGS. The Trust is not required to hold annual meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as changing a Fund's fundamental policies, electing or removing Trustees or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

YOUR VOTING RIGHTS. If we were to make changes to a Fund's management or fundamental policies, you would be asked to vote as a shareholder because shareholders have voting rights on these matters. If a meeting is held and you cannot attend, you may vote by proxy. Before the meeting, we will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back. You are entitled to one vote for each share owned. Unless permitted by the 1940 Act, shareholders vote by Series and not in the aggregate. For example, when voting to approve an investment advisory agreement for a Series, only shareholders of that Series may vote; when voting to elect Trustees, shareholders of all the Series vote in the aggregate. In addition, holders of Value Advantage Shares will vote exclusively as a class on any matter relating solely to their arrangement as a class, and on any matter in which the interests of the Value Advantage Shares of a Fund differ from the interests of any other class of the Fund.

                              INVESTING IN SHARES
                                  OF THE FUNDS


You may place purchase and redemption orders as well as exchange requests by telephone by calling 800-2 NO-LOAD. The right to initiate transactions by telephone is automatically available through your Schwab account. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


We will follow reasonable procedures to confirm that your telephone instructions are genuine. If we follow telephone orders that we reasonably believe to be genuine, we will not be liable for any losses you may experience. If we do not follow reasonable procedures to confirm that your telephone order is genuine, we may be liable for any losses you may suffer from unauthorized or fraudulent orders. These procedures may include:


- requiring a form of personal identification before we act upon any instructions received by telephone;


- providing written confirmation of your telephone instructions; and


- tape recording all telephone transactions.


You should remember that it may be difficult to reach us by telephone during periods of drastic economic or market changes, when our phone lines become very busy with calls from other investors. If you want to purchase, redeem or exchange shares but have trouble reaching us by telephone, you may want to use one of the other ways we offer for completing the transactions discussed below, even though these procedures may mean that completing your transaction may take longer.

To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.


Twice a year, we will provide a report to all shareholders describing the performance of the Value Advantage Shares of the Funds and outlining the investments held in the portfolios. In order to reduce mailing costs, we consolidate these shareholder mailings by household. If a household has multiple accounts and the same address of record for all the accounts, we will send mailings for all accounts at that address in a single package. If you do not want this consolidation of mailings to apply to your account, write to SchwabFunds(R) at the address on the front of this Prospectus. To request a free copy of our Annual Report (or Semi-Annual Report) to Shareholders, call 800-2 NO-LOAD.



OPENING A SCHWAB ACCOUNT. You may buy shares through a Schwab account or through an account with any other entity designated by Schwab. You can open a Schwab account by completing the appropriate account application. (Corporations and other organizations should contact a Schwab office to find out the additional forms that must be completed to open an account.)


Within your Schwab account, you have access to other investments available at Schwab such as stocks, bonds and other mutual funds. Additionally, the Securities Investor Protection Corporation (known as "SIPC") will provide account protection up to $500,000 for your securities, including shares of the Funds, which you hold in a Schwab account. However, SIPC account protection does not protect you from any loss of principal due to market or economic conditions.


SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab requires a $1,000 deposit and account balance minimum to maintain a Schwab account ($500 for custodial accounts). A fee of $7.50 will be charged to Schwab brokerage accounts that fall below this minimum for three consecutive months in any quarter. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last 6 months, or if the shareholder's combined account balances at Schwab total $10,000 or more.



Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last twelve months.



DEPOSITING FUNDS. You may deposit funds into your Schwab account by check, wire or many other forms of electronic funds transfer (securities may also be deposited). All deposit checks should be made payable to Charles Schwab & Co., Inc. Schwab will charge your Schwab account a $15 service fee for any check returned because of insufficient or uncollected funds, or because of a stop payment order. If you would like to wire funds into or from your Schwab account, contact your local Schwab office for instructions. You can request that your Schwab office wire funds from your Schwab account to your bank account. There is a fee for each wire transfer of funds.



                               HOW TO BUY SHARES



WHEN YOU CAN BUY SHARES. Funds (including those which are transmitted by wire) received by Schwab before 4:00 p.m. (Eastern time) can be used to buy shares on that day. Funds that arrive after that time can be used to buy shares the next Business Day.



Schwab offers you several convenient ways to purchase Fund shares. You may choose the one that works best for you, and Schwab will confirm execution of your purchase order.


BY TELEPHONE

Call 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


BY MAIL

Written purchase orders (along with any checks) should be mailed to Schwab at 101 Montgomery Street, San Francisco, California 94104 and should:



- reference your Schwab account number;


- specify the name of the Fund and class and the dollar amount of shares you would like to purchase; and


- (initial share purchase only) select one of the distribution options listed below.


ELECTRONICALLY

For more information regarding how to buy shares electronically using StreetSmart(R), The Equalizer(R) and TeleBroker(R), call 800-2 NO-LOAD.



The minimum initial investment in the Value Advantage Shares of each Fund is $25,000. After you have bought the minimum amount of Value Advantage Shares for your initial investment, you can buy additional Value

Advantage Shares in amounts of at least $5,000. The Transfer Agent imposes a $5 fee for each month your Fund account balance falls below the required $20,000 minimum. The Transfer Agent reserves the right to waive these minimums from time to time for clients of Schwab Institutional, a division of Schwab, and for certain other investors. See the SAI for more details.



Each Fund, in its sole discretion and without prior notice to you, reserves the right to reject orders to buy shares, to change or waive the minimum investment requirements and to withdraw or suspend any part of the offering made by this Prospectus. In particular, if you engage in excessive exchange or redemption activity, each Fund reserves the right to refuse your future orders to buy shares in order to minimize the costs to the Funds associated with these practices. All orders to buy shares must be accepted by Schwab, and orders are not binding until Schwab confirms or accepts them in writing.


DISTRIBUTION OPTIONS. When you first buy our shares, you may choose one of the two following distribution options:

     AUTOMATIC REINVESTMENT: All distributions will be reinvested in additional full and fractional Value Advantage Shares of the Fund at the net asset value per share next determined on their payable date; or

     RECEIVE YOUR DIVIDENDS IN CASH: All distributions will be credited to your Schwab account on the date distributions are payable. If you choose to have your dividends mailed, a check normally will be mailed to you the Business Day after distributions are credited to your account.


To change the distribution option you have selected, call 800-2 NO-LOAD.



                      HOW TO SELL OR EXCHANGE YOUR SHARES



You can sell or exchange shares at any time by telephone, by mail or electronically, subject to the following terms and conditions:



- if your sale or exchange order is received by Schwab before 4:00 p.m. Eastern time, it will be processed that day;


- if you bought your shares by check, your money will be sent as soon as your check clears your bank, which may take up to 15 days;


- depending on the type of Schwab account you have, your money may earn interest during any holding period;


- you will receive the dividends declared for the day on which you sell your shares;


- a check for your shares will be ready on the Business Day after the Transfer Agent receives proper instructions to sell your shares;


- a check normally will be mailed to you on the Business Day following the sale of your shares if you specifically request that it be mailed; and


- Each Fund may suspend the right to sell shares or postpone payment for a sale of shares when trading on the New York Stock Exchange (the "Exchange") is restricted, the Exchange is closed for any reason other than its normal weekend or holiday closings, emergency circumstances as determined by the SEC, or for any other circumstances as the SEC may permit.

The Transfer Agent will charge you a $5 administrative fee if you sell or exchange Value Advantage Shares equal to or less than $5,000 and may sell additional shares from your account to pay the administrative fee. The Transfer Agent will waive this minimum for certain clients of Schwab Institutional, a division of Schwab, and for certain other investors. See the Statement of Additional Information for more details.



You can exchange your SchwabFunds(R) shares for shares of other SchwabFunds Series or classes available to investors in your state provided you meet the minimum initial or subsequent investment requirements and any other requirements relating to the Series or class of shares you wish to purchase. Thus, you can conveniently modify your investments if your goals or market conditions change.


We reserve the right to modify, limit, or terminate the exchange privilege upon 60 days' written notice. For federal income tax and other purposes, an exchange is treated as a sale of your shares and a purchase of other shares.

BY TELEPHONE

You can sell or exchange shares by telephone by calling 800-2 NO-LOAD. TDD users may contact Schwab at 800-345-2550, 24 hours a day.



We need the following information in order to process your telephone request:


- your Schwab account number and your name for verification;


- the number of shares you want to sell or exchange;


- the name of the Fund and class from which you are selling or exchanging shares;


- if exchanging, the name of the fund and class into which you want to exchange shares and the distribution option you select.


BY MAIL

You can sell or exchange shares by writing to the address on the cover of this Prospectus.



We need the following information in a letter from you in order to process your mail request:


- your Schwab account number;


- the number of shares you want to sell or exchange,


- the name of the Fund and class from which you are selling or exchanging shares;


- if exchanging, the name of the fund and class into which you want to exchange shares and the distribution option you select;


- the signature of at least one of the registered Schwab account holders of your account in the exact form specified in the account.



Once mailed, redemption and exchange requests are irrevocable and may not be modified or canceled.


ELECTRONICALLY

For more information regarding how to sell shares electronically using StreetSmart(R), The Equalizer(R) and TeleBroker(R), call 800-2 NO-LOAD.



NON-SWEEP LIQUIDATION POLICY. If no cash assets or margin credit balance is available in your Schwab Account, Schwab will redeem shares without prior notification to you to cover (a) debits in your account resulting from transactions in securities; (b) payment of your Schwab One(R) checks; (c) payment of charges made on your Visa(R) debit card; (d) purchases made under an Automatic Investment Plan; and (e) debits due to electronic fund transactions. Schwab may charge you a $10 fee each time Schwab must redeem your shares in one of these circumstances.



If your account contains more than one Value Advantage Investments, shares will be redeemed from the Value Advantage Investments in your account with the highest balance at the time of the settlement of the transaction. If those shares are insufficient to satisfy the total amount due, then the Value Advantage Investments with the next highest balance in your account will be used until no Value Advantage Investments shares remain in your account. If the sum of the Value Advantage Investments you own is insufficient to satisfy the total amount due, none of your Value Advantage Investments shares will be redeemed.


For redemptions made under the circumstances outlined above, you will not be charged an administrative fee for automatic redemptions which are less than the amount required to satisfy each Fund's minimum redemption requirement.


                          IMPORTANT INFORMATION ABOUT

                                YOUR INVESTMENT

                       DIVIDENDS AND OTHER DISTRIBUTIONS


Each Business Day each class's net investment income is computed by subtracting the expenses from the income related to the Value Advantage Shares of a Fund. Dividends are declared from this net investment income each Business Day for those who were shareholders of record at the previous NAV calculation. Dividends are paid, or reinvested, on the 15th day of each month if it is a Business Day. If the 15th day of the month is not a Business Day, dividends are paid on the next Business Day with the exception of the dividend scheduled to be paid in December, which is paid on the last Business Day in December.


                             INCOME TAX INFORMATION

The following is only a very brief summary of some of the federal, California and New York income tax consequences that affect each Fund and its shareholders. Therefore, it is important that you consult with advisers about your own tax situation.


Our Funds have qualified as regulated investment companies under the Code. In order for our Funds to continue to so qualify, each Fund will distribute to its shareholders on a current basis substantially all of that Fund's net investment income and its net capital gains (if any), and we will cause each Fund to meet certain other requirements. As regulated investment companies, the Funds will pay no federal income taxes (or California state or New York state or municipal income taxes, in the case of the California Fund and the New York Fund, respectively) to the extent that they distribute their earnings to their shareholders.


THE MUNICIPAL FUND. Dividends representing net exempt-interest income received by the Municipal Fund on Municipal Securities will generally be exempt from federal regular income tax when distributed to you. However, such dividends may be subject to the federal alternative minimum tax. Such dividend income may also be taxable to you under state and local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obliga-tions which, if received directly by you, would be exempt from such income taxes.


THE CALIFORNIA FUND. Dividends representing net exempt-interest income received by the California Fund on Municipal Securities will generally be exempt from federal regular income tax when distributed to you. However, such dividends may be subject to the federal alternative minimum tax. Dividends paid to the extent of exempt-interest income received on California Municipal Securities will also be exempt from California personal income taxes provided that at the end of each quarter of its taxable year, at least 50% of the Fund's total assets are invested in California Municipal Securities and obligations of the U.S. Government, its agencies and instrumentalities, the interest on which is exempt from California state personal income tax when owned by an individual. Fund dividends derived from interest on U.S. Treasury and agency obligations, if any, are subject to federal income tax. Dividends paid to shareholders that are corporations subject to California franchise tax or corporate income tax will be taxed as ordinary income to such shareholders for California state tax purposes.



THE NEW YORK FUND. Dividends representing net exempt-interest income received by the New York Fund on Municipal Securities will generally be exempt from federal regular income tax when distributed to you. However, such dividends may be subject to the federal alternative minimum tax. Dividends paid to New York residents to the extent of exempt-interest income received on New York Municipal Securities will also be exempt from New York state and New York municipalities personal income taxes. Fund dividends derived from interest on U.S. Treasury and agency obligations, if any, are subject to federal income tax. Dividends paid to shareholders that are corporations subject to New York franchise tax or corporate income tax will be taxed as ordinary income to such shareholders for New York state tax purposes.


ADDITIONAL INFORMATION. Further, if you receive Social Security or railroad retirement benefits, an investment in any of the Funds may affect the taxation of your benefits.

Each Fund may at times purchase Municipal Securities, California Municipal Securities, or New York Municipal Securities, as the case may be, at a discount from the original issue price. For federal income tax purposes, some or all of this "market discount" will be included in the Fund's ordinary income and will be taxable to you as this ordinary income is distributed.

To the extent dividends are attributable to taxable interest or short-term capital gains, such dividends will be taxable to you as ordinary income whether you receive them as cash or as additional Value Advantage Shares.


We will provide you with a record of all dividends, distributions, purchases and sales on your regular Schwab brokerage account statement. At least once a year we will notify you of the (and California and New York) income tax consequences of all distributions made that year to your account.


HOW WE DETERMINE THE PRICE OF YOUR SHARES


The price of a Value Advantage Share is its NAV, which is determined each Business Day at the close of trading on the Exchange, generally at 4:00 p.m., Eastern time. The price of a Value Advantage Share is determined by taking the total assets of each Fund allocable to the Value Advantage Shares, subtracting any liabilities allocable to the Value Advantage

Shares of the Fund, and then dividing the resulting amount by the number of each Fund's Value Advantage Shares outstanding. Purchase or redemption orders and exchange requests will be executed at the NAV next determined after receipt by the Transfer Agent or its authorized agent. While the Funds try to maintain a stable NAV of $1.00, it cannot guarantee this value. The Funds' portfolio securities are valued at the price we paid when we bought them, adjusting this price to reflect amortization of premium or any discount (amortized cost method). This value is then compared with the market value of the Funds' investments.



If a deviation of 1/2 of 1% or more between our net asset value per share as calculated by market values and the $1.00 per share amortized cost value, or if there is any other deviation which the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be taken.


                        HOW THE FUNDS REPORT PERFORMANCE


From time to time, the Funds may advertise the yield and effective yield, taxable equivalent yield, taxable equivalent effective yield and total return of the Value Advantage Shares. Our actual performance will, of course, vary from year to year and past performance in no way represents or guarantees future performance. How a Fund or class performs in any given year will depend on the type and quality of securities in which the Fund invests, the market and the operating expenses of the Fund or class. Because the Value Advantage Shares are subject to different expenses than Sweep Shares, the performance of the two classes of each Fund will differ. Since money market funds seek to maintain a stable $1.00 share price, current 7-day yields are the most common illustration of money market fund performance.



YIELD. When yield is calculated, some hypothetical assumptions are made about how a Fund or class will do for one year. The income generated over one 7-day period by a hypothetical investment is assumed to be generated each week for one year. This income for the year is then shown as a percentage of the hypothetical investment.



EFFECTIVE YIELD. Effective yield is calculated the same way, but the income generated by the hypothetical investment is compounded weekly over the year. Because of the effect of compounding, the effective yield will be slightly higher than the yield.


TAXABLE EQUIVALENT YIELD. The taxable equivalent yield is the yield that a taxable investment must generate in order to equal (after applicable taxes are deducted, assuming the investor is in the highest federal income tax bracket) the yield for a tax-free investment. The taxable equivalent yield may be reported for the Value Advantage Shares of our Funds and will be higher than the yield for the Sweep Shares of our Funds.

TAXABLE EQUIVALENT EFFECTIVE YIELD. The taxable equivalent effective yield is computed in the same manner as the taxable equivalent yield, except that the effective yield is substituted for yield in the calculation.

TOTAL RETURN. Total return is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.


COMPARING THE PERFORMANCE OF THE VALUE ADVANTAGE SHARES OF THE FUNDS WITH OTHER FUNDS. The Funds may compare the performance of the Value Advantage Shares with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices of investment performance, United States Government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available.

                          GLOSSARY OF IMPORTANT TERMS


AMORTIZED COST METHOD: the method of calculating a money market mutual fund's NAV whereby portfolio securities are valued at the fund's acquisition cost, as adjusted for amortization or premium or accretion of discount, rather than at their value based on current market factors.


ANNUALIZED: calculated to represent a year; a statement produced by calculating financial results covering less than a year to show what would happen if the results were hypothetically extended to cover an entire year.

BUSINESS DAY: any day both the Federal Reserve Bank of New York and the New York Stock Exchange are open for business. A Business Day normally begins at 9:30 a.m. (Eastern time) when the Exchange opens and usually ends at 4 p.m. (Eastern time) when the Exchange closes.

CAPITAL GAIN OR LOSS: the increase or decrease in the value of a security relative to the original purchase price. A gain is realized when the security that has increased in value is sold. If a security is held for more than 12 months and then sold at a profit, that profit is a realized long-term capital gain. If it is sold at a profit after being held for less than 12 months, that profit is a realized short-term capital gain.

CODE: the Internal Revenue Code of 1986, as amended.

COMMERCIAL PAPER: unsecured debt obligations issued by businesses and sold at a discount but redeemed at par within 2 to 270 days.


DISTRIBUTION: payment a fund or class makes to shareholders. There are two kinds of distributions: dividends, or the profits (after expenses) from a fund's investments, and capital gains distributions.



DIVERSIFIED: under the 1940 Act, a diversified money market fund generally may not invest more than 5% of its assets in the securities of any one issuer, and may not hold more than 10% of the voting shares of any one issuer. Certain minor exceptions apply to this policy, which are described under "INVESTMENT TECHNIQUES USED BY THE FUNDS - Limitations on Investments - Diversification."


DUFF: Duff & Phelps Credit Rating Co., an NRSRO.

FIRST-TIER: the highest ratings category assigned by an NRSRO. A first-tier money market fund invests only in securities that are rated first-tier.

FITCH: Fitch Investor Services, Inc., an NRSRO.

FUNDAMENTAL: a policy that cannot be changed without the approval of a majority (as defined in the 1940 Act) of the shareholders of a fund.

HIGH-QUALITY: rated in one of the two highest ratings categories assigned by any NRSRO.

INVESTMENT MANAGER: Charles Schwab Investment Management, Inc.

LIQUIDITY: ability to convert assets into cash or cash equivalents within 7-days at a fair value.

MATURITY: the date on which the principal of a debt obligation such as a bond comes due and must be repaid.

MONEY MARKET INSTRUMENT: short-term, liquid debt such as Treasury bills and commercial paper, which is sold at a discount but redeemed at par. See Commercial Paper.

MOODY'S: Moody's Investors Service, an NRSRO.

NET ASSET VALUE PER SHARE (NAV): the value of one share of a fund or class of a fund. This value is determined by adding the total fund assets, subtracting all liabilities applicable to the class, and then dividing the resulting number by the number of shares of the class outstanding.


1940 ACT: the Investment Company Act of 1940, as amended.

NONCUMULATIVE VOTING RIGHTS: the right of a shareholder to vote only the number of shares owned at the time of voting.

NON-DIVERSIFIED: under the 1940 Act no fund may invest more than 5% of the value of its total assets in the securities of one issuer except that a non-diversified money market fund may invest up to 50% of the value of its total asset without regard to the 5% limitation, provided no more than 25% of the Fund's total assets are invested in the securities of any one issuer.

NRSRO: a Nationally Recognized Statistical Rating Organization, such as Moody's, S&P, Duff or Fitch.

PAR: for a stock, par is the value assigned to the stock at the time it is issued. It does not reflect either the intrinsic value of the security nor its market value. For a bond, par is the price at which the bond will be redeemed at its date of maturity, and the value on which the calculation interest payments is based.

PORTFOLIO: the total stocks, bonds and other securities held by an individual investor, a mutual fund, or a financial institution.

PRINCIPAL: capital; the original value of an investment or a debt; the face value of a bond.


PUT: an option that allows the holder to sell the stated amount of a specified stock or commodity for a specific amount within a certain time period.


RESTRICTED SECURITY: securities that cannot be sold publicly without prior agreement with the issuer to register the securities under the Securities Act of 1933, which permits only limited sale under specified conditions.

RISK: the possibility of losing all or part of an investment, that the value of the investment will decrease, or that the investor will receive little or no return on the investment.

S&P: Standard & Poor's Corporation, an NRSRO.


SCHWAB: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104.


SECURITIES AND EXCHANGE COMMISSION (SEC): established by Congress to administer the Securities Act of 1933 and other securities-related laws.

SECURITIES INVESTOR PROTECTION CORPORATION (SIPC): a government sponsored private corporation that insures securities accounts held in brokerages for up to $500,000 in the event of the bankruptcy or financial failure of the brokerage. The insurance does not cover loss due to financial risk.

SHORT-TERM: with respect to a fund's portfolio investments, maturing in 397 days or less.

SYNTHETIC: an investment instrument (such as a fixed rate municipal bond) and an option contract (such as a put) combined to create a security with desired maturity or risk/return characteristics that may not be achievable through other available investments.


TRANSFER AGENT: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104.


TRUST: The Charles Schwab Family of Funds.

------------------------------------------------------
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR.
------------------------------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH AN OFFER MAY NOT BE LAWFULLY MADE.

------------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

                                                                  ==============
                                                                     BULK RATE
                                                                   U.S. POSTAGE

                                                                       PAID

                                                                  CHARLES SCHWAB
                                                                  ==============






SCHWABFUNDS(R)
101 Montgomery Street
San Francisco, CA 94104



2400-5 (4/97)  Printed on recycled paper.





Schwab Money Funds
VALUE ADVANTAGE
INVESTMENTS(R)



Prospectus April 30, 1997





[SCHWABFUNDS LOGO]

                              CROSS REFERENCE SHEET
                                   PROSPECTUS
             Schwab California Municipal Money Fund -- Sweep Shares

PART A ITEM                                 PROSPECTUS CAPTION

1.   Cover Page                             Cover Page

2.   Synopsis                               Key Features of the Fund; Summary of
                                            Expenses; Matching the Fund to Your
                                            Investment Needs

3.   Condensed Financial Information        Financial Highlights

4.   General Description of Registrant      Cover Page; Matching the Fund to
                                            Your Investment Needs; Investment
                                            Objective and Policies; Organization
                                            and Management of the Fund

5.   Management of the Fund                 Organization and Management of the
                                            Fund

5A.  Management's Discussion of Fund
       Performance                          How the Fund Reports Performance

6.   Capital Stock and Other Securities     Cover Page; Matching the Fund to
                                            Your Investment Needs; Investment
                                            Objective and Policies; Municipal
                                            Securities and Investment
                                            Techniques; Distributions and Taxes

7.   Purchase of Securities Being Offered   Share Price Calculation; Investing
                                            in Shares of the Fund;

8.   Redemption or Repurchase               Investing in Shares of the Fund

9.   Pending Legal Proceedings              Inapplicable

             SCHWAB CALIFORNIA MUNICIPAL MONEY FUND - SWEEP SHARES



                           PROSPECTUS APRIL 30, 1997



TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Contact your local Charles Schwab & Co., Inc. ("Schwab") office or call 800-2 NO-LOAD.



THE SCHWAB CALIFORNIA MUNICIPAL MONEY FUND (the "Fund") is designed for investors who seek maximum current income that is exempt from federal regular income tax and California state personal income tax consistent with stability of capital. Federal regular income tax does not include the federal alternative minimum tax. Prior to January 2, 1997, the Fund was known as the Schwab California Tax-Exempt Money Fund.



SPECIAL RISK CONSIDERATIONS. The Fund may invest a significant percentage of its assets in the securities of a single issuer, and therefore investment in the Fund may be riskier than other types of money market funds. (See "Municipal Securities and Investment Techniques.")



ABOUT THIS PROSPECTUS: THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUND. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about the Fund in the Statement of Additional Information ("SAI") dated April 30, 1997 (as may be amended from time to time). The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with material incorporated by reference and other related materials using the SEC's World Wide Web address: http://www.sec.gov. The SAI is incorporated by reference into this Prospectus.



This Prospectus may be available electronically by using our World Wide Web address: http://www.schwab.com. To receive a free paper copy of this Prospectus or the SAI, call Schwab at 800-2 NO-LOAD, 24 hours a day, or write to the Fund at 101 Montgomery Street, San Francisco, California 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


                               TABLE OF CONTENTS


                                          PAGE
                                          ----
Key Features of the Fund.................   2
Summary of Expenses......................   3
Financial Highlights.....................   4
Matching the Fund to Your
  Investment Needs.......................   5
Investment Objective and Policies........   5
Municipal Securities and Investment
  Techniques.............................   6
Organization and Management of the
  Fund...................................  11
Distributions and Taxes..................  13
Share Price Calculation..................  15
How the Fund Reports Performance.........  15
Investing in Shares of the Fund..........  16


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.00.

                            KEY FEATURES OF THE FUND


MAXIMUM DOUBLE TAX-EXEMPT INCOME AND SAFETY. The Schwab California Municipal Money Fund is designed for investors who seek maximum current after-tax income consistent with stability of capital. The Fund invests in high-quality, short-term debt securities, the interest on which is exempt from federal regular income tax and California state personal income tax. Federal regular income tax does not include the federal alternative minimum tax. The Fund attempts to maintain a stable net asset value per share ("NAV") of $1.00. (See "Investment Objective and Policies.")


AUTOMATIC INVESTMENT/REDEMPTION FEATURE. For the Sweep Shares of the Fund, if you elect, free credit balances in your Schwab brokerage account (including your Schwab One(R) account) will be automatically invested or "swept" into the Fund, subject to the terms and conditions of your brokerage account agreement. Shares will also be sold as necessary to settle securities transactions, collateralize margin obligations or cover debit balances. This feature keeps your money working and saves you the time and trouble of withdrawing and redepositing funds. (See "Investing in Shares of the Fund - How to Buy Shares" and "Investing in Shares of the Fund - How to Sell or Exchange Shares.")

LIQUIDITY. You can conveniently sell your shares of the Fund at any time. (See "Investing in Shares of the Fund - How to Sell or Exchange Shares.")


LOW COST INVESTING. The Fund imposes no sales or transaction fees on purchases or redemptions of shares of the Fund. (See "Summary of Expenses.") In addition, the Sweep Shares' total operating expenses will not exceed 0.65% of the Sweep Shares' average daily net assets, as guaranteed by Charles Schwab Investment Management, Inc. (the "Investment Manager") and Schwab through at least April 30, 1998. (See "Matching the Fund to Your Investment Needs.")


PROFESSIONAL MANAGEMENT. The Investment Manager currently provides investment management services to the SchwabFunds(R), a family of 29 mutual funds with over $47 billion in assets as of April 1, 1997. (See "Organization and Management of the Fund.")

SHAREHOLDER SERVICE. Schwab's professional representatives are available toll-free 24 hours a day to receive your Fund orders. Call 800-2 NO-LOAD. As a discount broker, Schwab gives you investment choices and lets you make your own decisions. Schwab has many services that help you make the most informed investment decisions. (See "Investing in Shares of the Fund - How to Buy Shares" and "Investing in Shares of the Fund - How to Sell or Exchange Shares.")

CONVENIENT REPORTING. Customers receive regular Schwab statements that combine all their mutual fund investment activity in one report.

SPECIAL RISK CONSIDERATIONS. The Fund may invest a significant percentage of its assets in the securities of a single issuer, and therefore investment in the Fund may be riskier than other types of money market funds. (See "Municipal Securities and Investment Techniques.")

                             SUMMARY OF EXPENSES(1)



SHAREHOLDER TRANSACTION EXPENSES:      None
ANNUAL OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET ASSETS):
  Management Fees (after fee
     reduction)(2)................... 0.19%
  12b-1 Fees.........................  None
  Other Expenses (after fee reduction
     and/or expense
     reimbursement)(3)............... 0.46%
                                      -----
TOTAL OPERATING EXPENSES(3).......... 0.65%



(1) See "Matching the Fund to Your Investment Needs" for information regarding the key differences between the multiple classes of shares of the Fund.



(2) This amount reflects a reduction by the Investment Manager, which is guaranteed at least through April 30, 1998. If there were no such reduction, the management fee for the Fund would have been 0.44% of the Fund's average daily net assets. (See "Organization and Management of the Fund - Operating Fees and Expenses.")



(3) This amount reflects the guarantee by the Investment Manager and Schwab that, at least through April 30, 1998, total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.65% of the Sweep Shares' average daily net assets. Without this guarantee, other expenses and total operating expenses would have been 0.48% and 0.92%, respectively, of the Sweep Shares' average daily net assets. The effect of these guarantees is to maintain or lower the expenses of the Sweep Shares and thus maintain or increase total return to shareholders. This amount does not include any fees that you may be charged if you do not maintain the minimum balance required in your Schwab account. (See "Investing in Shares of the Fund.")



EXAMPLE. Based on the expenses in the above table, you would pay the following expenses on a $1,000 investment in the Sweep Shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each period:



1 YEAR     3 YEARS     5 YEARS     10 YEARS
------     -------     -------     --------
  $7         $21         $36         $ 81



THE PURPOSE OF THE PRECEDING TABLE IS TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE SWEEP SHARES OF THE FUND WILL BEAR DIRECTLY OR INDIRECTLY. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS HYPOTHETICAL RATE OF RETURN IS NOT INTENDED TO BE REPRESENTATIVE OF PAST OR FUTURE PERFORMANCE.

                              FINANCIAL HIGHLIGHTS


The following information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report is included in the Fund's Annual Report, which contains additional financial data and related notes. The financial highlights, financial statements and report of the auditor are incorporated by reference into the SAI. Free copies of the SAI and Annual Report may be obtained by calling the telephone number or writing to the address on the first page of this Prospectus.



             SCHWAB CALIFORNIA MUNICIPAL MONEY FUND -- SWEEP SHARES


                                      INCOME FROM
                                 INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                          ------------------------------------     ----------------------------
                                         NET                                      DISTRIBUTIONS
                                     REALIZED &        TOTAL                          FROM                             NET
FISCAL      NET ASSET      NET       UNREALIZED        FROM        DIVIDENDS        REALIZED                          ASSET
PERIOD        VALUE       INVEST-       GAINS         INVEST-       FROM NET         GAIN ON                          VALUE
 ENDED      BEGINNING      MENT      (LOSSES) ON       MENT        INVESTMENT        INVEST-            TOTAL         END OF
DEC. 31      OF YEAR      INCOME     INVESTMENT      OPERATION       INCOME           MENT          DISTRIBUTIONS      YEAR
-------     ---------     ------     -----------     ---------     ----------     -------------     -------------     ------
  1996        $1.00       $0.03        --              $0.03         $(0.03)         --                $ (0.03)       $ 1.00
  1995         1.00        0.03        --               0.03          (0.03)         --                  (0.03)         1.00
  1994         1.00        0.02        --               0.02          (0.02)         --                  (0.02)         1.00
  1993         1.00        0.02        --               0.02          (0.02)         --                  (0.02)         1.00
  1992         1.00        0.02        --               0.02          (0.02)         --                  (0.02)         1.00
  1991         1.00        0.04        --               0.04          (0.04)         --                  (0.04)         1.00
  1990(2)      1.00        0.01        --               0.01          (0.01)         --                  (0.01)         1.00


                RATIOS/SUPPLEMENTAL DATA             RATIO OF
         --------------------------------------        NET
                                     RATIO OF       INVESTMENT
                                     EXPENSES         INCOME
FISCAL                              TO AVERAGE      TO AVERAGE
PERIOD   TOTAL      NET ASSETS          NET            NET
 ENDED   RETURN(3)  END OF YEAR      ASSETS(1)      ASSETS(1)
DEC. 31   (%)         (000'S)           (%)            (%)
-------  ------     -----------     -----------     ----------
  1996    2.80      $ 1,816,112         0.65            2.77
  1995    3.20        1,577,695         0.65            3.15
  1994    2.26        1,293,883         0.64            2.25
  1993    1.91        1,062,042         0.63            1.89
  1992    2.35          691,176         0.63            2.31
  1991    3.77          494,214         0.61            3.70
  1990(   0.77          339,292         0.28(4)         5.06(4)



(1) The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced and absorbed by the Investment Manager and Schwab. Had these expenses not been reduced and absorbed, the Fund's expense and net investment income ratios would have been:



                          RATIO OF EXPENSES          RATIO OF NET INVESTMENT
                                  TO                          INCOME
FISCAL PERIOD ENDED       AVERAGE NET ASSETS          TO AVERAGE NET ASSETS
    DECEMBER 31           (BEFORE REDUCTION)            (BEFORE REDUCTION)
--------------------     --------------------     ------------------------------
        1996                     0.92%                         2.50%
        1995                     0.94%                         2.86%
        1994                     0.94%                         1.95%
        1993                     0.96%                         1.56%
        1992                     0.97%                         1.97%
        1991                     0.98%                         3.33%
        1990                     1.17%(4)                      4.17%(4)



(2) For the period from November 6, 1990 (commencement of operations) to December 31, 1990.



(3) Not annualized.



(4) Annualized.



Prior to June 6, 1995, the Fund did not offer multiple classes of shares of beneficial interest. The information contained in this table relates to shares which were redesignated as Sweep Shares as of June 6, 1995.

                           MATCHING THE FUND TO YOUR
                                INVESTMENT NEEDS

The Fund may be appropriate for a variety of investment programs which can be long-term or short-term in nature. While the Fund is not a substitute for building an investment portfolio tailored to an individual's investment needs and risk tolerance, it can be used as a high-quality, conveniently liquid money market investment for your brokerage account cash when it is not fully invested in other securities. The Fund would not be an appropriate investment for retirement plans such as IRAs and Keogh plans.

Because the Fund is designed to provide liquidity and stability of capital, as well as automatic investment of free credit balances, it may be especially suitable for investors with short-term investment objectives, including those who are awaiting an opportune time to invest in the equity and/or bond markets.


The Fund may also be appropriate for long-term investors seeking a low-risk investment alternative which is designed to provide double tax-free income which is exempt from federal regular income and California state personal income taxes.



In addition to the Sweep Shares of the Fund, Schwab also offers Value Advantage Shares of the Fund, pursuant to a multiple class plan (the "Plan") adopted by the Board of Trustees of the Schwab Fund Family. Under the Plan, Value Advantage Shares of the Fund, which are not available through automatic ("sweep") investment programs, are subject to lower transfer agency expenses than the Sweep Shares of the Fund. The transfer agent is entitled to receive an annual fee of 0.05% of the average daily net assets of the Value Advantage Shares of the Fund. In addition, the Value Advantage Shares of the Fund require a minimum initial investment of $25,000, $5,000 minimum subsequent investments and a $20,000 minimum account balance. Sales and exchanges of Value Advantage Shares in amounts less than $5,000 are subject to a $5.00 administrative fee, as well as balances of less than $20,000.



For information regarding Value Advantage Shares, call 800-2 NO-LOAD. You may also obtain information about Value Advantage Shares from your Schwab broker.


                              INVESTMENT OBJECTIVE
                                  AND POLICIES


The Fund's investment objective is maximum current income that is exempt from federal regular income and California state personal income taxes, consistent with stability of capital. This investment objective is fundamental and cannot be changed without shareholder approval. To achieve its objective, the Fund primarily invests in short-term, high-quality municipal obligations, the income from which is exempt from federal regular income and California state personal income taxes. Federal regular income tax does not include the federal alternative minimum tax.



Under normal market conditions, the Fund attempts to invest 100% of its total assets in debt obligations issued by or on behalf of California and other states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities that generate interest, which in the opinion of bond counsel is exempt from federal regular income tax ("Municipal Securities"). Absent unusual market conditions, the Fund will invest at least 65% of its total assets in such obligations that also generate interest, which in the opinion of bond counsel is exempt from California state personal income tax ("California Municipal Securities").

Provided that we meet certain conditions (described in the SAI under "Distributions and Taxes"), dividends that represent interest income received on California Municipal Securities and on certain federal obligations will be exempt from California state personal income taxes.



The Fund invests only in Municipal Securities which at the time of purchase: (a) are rated in one of the two highest rating categories for municipal commercial paper or short-term municipal securities assigned by any nationally recognized statistical rating organization ("NRSRO"); (b) are guaranteed or insured by the U.S. Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of U.S. Government securities acceptable to the Investment Manager; or (d) are unrated by any NRSRO, if they are determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the above referenced securities. (For a description of the ratings, see "Appendix - Ratings of Investment Securities" in the SAI.)


The Fund may continue to hold a Municipal Security that, after its purchase by the Fund, ceases to have a rating or is downgraded, causing its rating to fall below that required for purchase by the Fund. Neither event would necessarily require the Fund to sell the security. However, the Fund will keep such a security in its portfolio only if the Board of Trustees or its properly authorized delegate determines that keeping the security is in the best interests of the Fund.

With the exception of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, the Fund may not:


1. Purchase the securities of any issuer, if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer. However, provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer, up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to an industrial revenue bond that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a security may also be considered to be an issuer in connection with such guarantee.


2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry. However, this limitation shall not apply to Municipal Securities issued by governmental entities.

                            MUNICIPAL SECURITIES AND
                             INVESTMENT TECHNIQUES

Municipal Securities in which the Fund may invest are generally classified in one of two categories: "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are secured only by the revenues derived from: (1) a particular facility or class of facilities; (2) a specific revenue source such as a special excise tax; or (3) another specific revenue source, such as the user of the facility being financed.


Revenue securities may include private activity bonds and industrial development bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. From time to time, the Fund may invest more than 25% of its total assets in industrial development and private activity bonds.



Among other types of instruments, the Fund may purchase tax-exempt commercial paper and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements, or other revenues. The Fund has the ability to invest all of its assets in Municipal Securities that generate interest which is a tax preference item for purposes of the federal alternative minimum tax. Thus, if you are subject to the federal alternative minimum tax, all or a portion of your income from the Fund may be subject to the federal alternative minimum tax.


MORAL OBLIGATION SECURITIES. The Fund may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund. The state or municipality which created the issuer has a moral commitment but not a legal obligation to restore the reserve fund.


MUNICIPAL LEASES. The Fund may invest up to 25% of its total assets in municipal leases, no more than 10% of which may be in illiquid leases. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Investments in municipal leases may be considered to be illiquid. Municipal leases are subject to "non-appropriation risk," which is the risk that the municipality may terminate the lease in the event that the municipality's appropriating body does not allocate the funds necessary to make lease payments. In such circumstances, the lessor is typically entitled to repossess the property. The private sector value of the property is, however, generally less than the value of the property to the municipality. The Investment Manager, pursuant to guidelines established by the Board of Trustees, is responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that the lease will not be terminated.



SYNTHETIC VARIABLE OR FLOATING-RATE MUNICIPAL SECURITIES. The Fund also may invest up to 25% of its total assets in synthetic variable or floating-rate municipal securities. These securities generally comprise the following elements in a trust: (i) a fixed-rate municipal bond (of any duration); (ii) a right to put the bond at par value on 7-days notice or after a specific interval of time depending on the terms of the synthetic security; and (iii) a contractual agreement pursuant to which the investing Fund and a remarketing agent determine the lowest rate that would permit the bond to be remarketed at par, taking into account the put right. The trustee of the trust is generally a bank trust department.


These synthetic floating-rate municipal securities may include tender option bond trust receipts, in which a fixed-rate municipal bond (or group of bonds) is placed into a trust from which two classes of trust receipts are issued that represent proportionate interests in the underlying bond(s). Interest payments are made on the bond(s) based upon a predetermined rate. Under certain circumstances, the holder of a trust receipt may also participate in any gain or loss on the sale of such bond(s). Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of the Fund's investment limitations.



VARIABLE RATE SECURITIES. The Fund may invest in instruments which have interest rates that are adjusted periodically, or which "float" continuously according to formulas intended to minimize any fluctuation in the values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities ordinarily is determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury bill rate or the rate of return on commercial paper or bank certificates of deposit. As interest rates decrease or increase, Variable Rate Securities experience less appreciation or depreciation than fixed-rate obligations.



VARIABLE RATE DEMAND INSTRUMENTS. The Fund may invest in variable rate demand instruments issued by industrial development authorities and other government entities. In the event a variable rate demand instrument to be purchased by the Fund is not rated by credit rating agencies, the Investment Manager, using guidelines approved by the Board of Trustees, must determine that such instrument is of comparable quality at the time of purchase to a rated instrument that would be eligible for purchase by the Fund. In some cases, the Fund may require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.


Although there may be no active secondary market for a particular variable rate demand instrument purchased by the Fund, the Fund may, at any time or during specified periods not exceeding one year (depending upon the instrument involved), demand payment in full of the principal of the instrument and may resell the instrument to a third party.


The Fund could suffer a loss from a variable rate demand instrument because of the absence of an active secondary market, because it may be difficult for the Fund to dispose of the instrument in the event an issuer defaults on its payment obligation, because the Fund is only entitled to exercise its demand rights at certain times, or for other reasons.


Variable rate demand instruments will be subject to the Fund's restrictions on acquiring and holding illiquid securities to the extent that the absence of an active secondary market for such securities causes them to be illiquid.

PARTICIPATION INTERESTS. The Fund may purchase from financial institutions participation interests in Municipal Securities with fixed, floating or variable rates of interest. The buyer of a participation interest receives an undivided interest in the securities underlying the instrument.

The Fund will purchase a participation interest only if: (a) the instrument subject to the participation interest matures in one year or less, or the instrument includes a right to demand payment, usually within 7-days, from the seller; (b) the instrument meets the Fund's previously described quality standards for Municipal Securities; and (c) the instrument is issued with an opinion of counsel or is the subject of a ruling of the Internal Revenue Service, stating that the interest earned on the participation interest is exempt from federal income tax.

STAND-BY COMMITMENTS. The Fund also may acquire "stand-by commitments" for Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Securities at a price equal to their amortized cost value plus accrued interest. The Fund will acquire stand-by commitments solely to improve portfolio liquidity. The Fund does not intend to exercise its stand-by rights solely for trading purposes.

ILLIQUID SECURITIES. The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than 7-days, if, as a result thereof, more than 10% of the Fund's net assets valued at the time of the transaction are invested in such securities.

GOVERNMENT SECURITIES. The Fund may invest in government securities, including U.S. Treasury notes, bills and bonds, which are backed by the full faith and credit of the U.S. Government. Some securities issued by U.S. Government agencies or instrumentalities are supported by the credit of the agency or instrumentality, while others have an additional line of credit with the U.S. Treasury. However, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities. Accordingly, such securities may involve risk of loss of principal and interest.

MATURITY. The Fund will purchase only securities that are deemed to mature in 397 days or less in accordance with federal securities regulations or securities which have a variable rate of interest that is readjusted no less frequently than every 397 days.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. Generally, the Fund will not pay for such securities or start earning interest on them until the Fund receives them. Securities purchased on a when-issued or delayed delivery basis are recorded as an asset. The value of such securities may change as the general level of interest rates changes.


The Fund will not invest more than 25% of its total assets in when-issued or delayed delivery securities. The Fund will not purchase such securities for speculative purposes and will expect to actually acquire the securities when it purchases them. However, the Fund reserves the right to sell any such securities before their settlement dates, if the Investment Manager deems such a sale advisable.


REPURCHASE AGREEMENTS. The Fund may engage in "repurchase agreements." In entering into a repurchase agreement, the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. Maturity of the securities subject to repurchase may exceed one year.

If the seller of a repurchase agreement becomes bankrupt or otherwise defaults, the Fund might incur expenses in enforcing its rights and could experience losses, including a decline in the value of the underlying securities and a loss of income. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions that the Investment Manager deems creditworthy.


TEMPORARY INVESTMENTS. The Fund may, from time to time, as a defensive measure under abnormal market conditions, invest any or all of its assets in taxable "temporary investments" which include: obligations of the U.S. Government, its agencies or instrumentalities; debt securities (other than Municipal Securities) rated in one of the two highest rating categories by any NRSRO; commercial paper (other than Municipal Securities) rated in one of the two highest rating categories by any NRSRO; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; and any of the foregoing temporary investments subject to repurchase agreements. While a temporary investment could cause the Fund to generate dividends taxable to shareholders as ordinary income, it is the Fund's primary intention to produce dividends which are not subject to federal regular income or California state personal income taxes.



SECURITIES SUBJECT TO A PUT FEATURE. A "put" feature permits the Fund to sell a security at a fixed price, prior to maturity to the put issuer. Because of this feature, Municipal Securities subject to a put generally may be sold to third parties at market rates. Generally, a premium is paid for a security subject to a put feature. Investments in Municipal Securities subject to puts are limited by federal securities laws and expose the Fund to a credit risk associated with the put provider.



BORROWING POLICY. The Fund may not borrow money except for temporary purposes to meet redemption requests that could not otherwise be met without immediately selling portfolio securities. The Fund may borrow an amount up to one-third of the value of its total assets and may pledge up to 10% of the Fund's net assets to secure borrowings. The Fund may not borrow for leverage purposes. The Fund's borrowing and pledging policies as set forth in the SAI are fundamental.



LEGAL OPINIONS. Bond counsel will render opinions on the validity of Municipal Securities. Bond counsel will also render opinions on whether the interest paid on Municipal Securities is exempt from federal income tax and whether the interest paid on California Municipal Securities is exempt from California state personal income tax. Bond counsel will render such opinions to the issuers of Municipal Securities at the time the securities are issued. The Fund and the Investment Manager will not review the proceedings on the issuance of Municipal Securities or the bases for such opinions.



SPECIAL RISK CONSIDERATIONS. The Fund is a non-diversified portfolio. The investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of issuers, relative to the number of issuers held in a diversified portfolio. In the event of changes in the financial condition or in the market's assessment of certain issuers, the Fund's policy of acquiring large positions in the obligations of a relatively small number of issuers may affect the value of the Fund's portfolio to a greater extent than that of a diversified portfolio.


The Fund may invest more than 25% of its total assets in Municipal Securities that produce interest that is paid solely from revenues on similar projects. However, the Fund does not presently intend to invest in such securities on a regular basis, but will do so if such investment is deemed necessary or appropriate by the Investment Manager. To the extent that the Fund's assets are invested in Municipal Securities that produce interest that is payable solely from revenues on similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if the Fund's assets were not so invested.



Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting California Municipal Securities. For example, in recent years "Proposition 13" and similar California constitutional and statutory amendments and initiatives have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters, through limiting various other taxes, have resulted in a substantial reduction in state and local revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments. It is not possible to determine the impact of these initiatives on the ability of California issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal and interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy. In addition, from time to time, federal legislative proposals have threatened the tax-exempt status or use of municipal securities. (An expanded discussion of the risks associated with municipal securities and California issuers is contained in the SAI.)



Participation interests in Municipal Securities and other derivative securities eligible for purchase by the Fund involve special risks, including a risk that the Internal Revenue Service may characterize some or all of the interest paid on such securities to the Fund as taxable. There is also an increased risk, most typically associated with "municipal lease" obligations, that a municipality will not appropriate the funds necessary to make the scheduled payments on, or may seek to cancel or otherwise avoid its obligations under the lease that supports the security owned by the Fund.


                                ORGANIZATION AND
                             MANAGEMENT OF THE FUND


GENERAL OVERSIGHT. The Board of Trustees and officers meet regularly to review investments, performance, expenses and other business affairs.



THE INVESTMENT MANAGER. Professional investment management for the Fund is provided by the Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104. The Investment Manager provides a continuous investment program, including general investment and economic advice regarding the Fund's investment strategies; manages the Fund's investment portfolio; performs expense management, accounting and record keeping; and provides other services necessary to the operation of the Fund. The Investment Man-ager, formed in 1989, is a wholly-owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the mutual funds in the SchwabFunds(R), a family of 29 mutual funds. As of April 1, 1997, the SchwabFunds(R) had aggregate net assets in excess of $47 billion.



TRANSFER AGENT AND SHAREHOLDER SERVICES. Charles Schwab & Co., Inc. ("Schwab" or the "Transfer Agent"), 101 Montgomery Street, San Francisco, California 94104, serves as shareholder services agent and transfer agent for the Fund. Schwab provides information and services to shareholders, which include reporting share ownership, sales and dividend activity (and associated tax consequences), responding to daily inquiries, effecting the transfer of Fund shares and facilitating effective cash management of shareholders' Schwab account balances. It furnishes office space and equipment, telephone facilities, personnel and informational literature distribution as is necessary or appropriate in providing shareholder and transfer agency information and services. Schwab is also the Fund's distributor, but receives no compensation for its services as such.



Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 4.1 million active customer accounts and has over 241 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab is a wholly-owned subsidiary of The Charles Schwab Corporation. Charles
R. Schwab is the founder, Chairman, Chief Executive Officer and a Director of The Charles Schwab Corporation. As a result of his beneficial ownership interests in and other relationships with The Charles Schwab Corporation and its affiliates, Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.


                          OPERATING FEES AND EXPENSES


Pursuant to its Investment Advisory and Administration Agreement with the Fund, the Investment Manager is entitled to receive from the Fund a graduated annual fee, payable monthly, of 0.46% of the Fund's average daily net assets not in excess of $1 billion, 0.41% of such net assets over $1 billion but not in excess of $2 billion and 0.40% of such net assets over $2 billion.



For the fiscal year ended December 31, 1996, the Fund paid a management fee of 0.19% of its average daily net assets and paid total operating expenses of 0.65% of the Sweep Shares' average daily net assets.



For the transfer agency services provided, the Transfer Agent is entitled to receive an annual fee, payable monthly, of 0.25% of the average daily net assets of the Sweep Shares. In addition, for shareholder services provided, Schwab is entitled to receive an annual fee, payable monthly, of 0.20% of the average daily net assets of the Sweep Shares.



OTHER EXPENSES. The Charles Schwab Family of Funds (the "Trust") pays the expenses of its operations, including: the fees and expenses for independent accountants, legal counsel and the custodian of its assets; the cost of maintaining books and records of account; registration fees; the fees and expenses of qualifying its shares for distribution under federal and state securities laws; and industry association membership dues. These expenses generally are allocated among the Trust's investment portfolios ("Series"), or classes of shares within these Series, in proportion to their relative net assets at the time the expense is incurred. However, expenses directly attributable to a particular Series or class of a Series will be charged to that Series or class, respectively.


                               OTHER INFORMATION


The Trust is an open-end investment management company organized as a business trust under the laws of Massachusetts on October 20, 1989 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more Series. Currently, the Trust offers shares of 9 Series which may be organized into one or more classes of shares of beneficial interest. The Board of Trustees may authorize the issuance of shares of additional Series or classes, if it deems it desirable. Shares within each Series or class have equal, noncumulative voting rights and equal rights as to distributions, assets and liquidation of such Series, except to the extent such voting rights or rights as to distributions, assets and liquidation vary among classes of a Series.



SHAREHOLDER MEETINGS AND VOTING RIGHTS. The Trust is not required to hold annual shareholders' meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees, for such purposes as changing fundamental policies, electing or removing Trustees or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon by written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.



Shareholders will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permitted under the 1940 Act, such as for the election of Trustees. In addition, shareholders of the Sweep Shares will vote exclusively as a class on any matter relating solely to the Sweep Shares and on any matter in which the interests of the shareholders of the Sweep Shares differ from the interests of the shareholders of Value Advantage Shares.


                            DISTRIBUTIONS AND TAXES


DIVIDENDS AND OTHER DISTRIBUTIONS. On each day that the NAV is determined ("Business Day"), net investment income is declared at the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) as a dividend to shareholders of record at that time. Dividends are normally paid (and where applicable, reinvested) on the 15th of each month, if a Business Day, otherwise on the next Business Day, with the exception of the dividend paid in December, which is scheduled to be paid on the last Business Day in December.



TAX INFORMATION. The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), qualified as such and intends to continue to so qualify. In order to so qualify, the Fund will distribute on a current basis substantially all of its investment company taxable income, its net exempt-interest income and its net capital gains (if any) and will meet certain other requirements. Such qualification relieves the Fund of liability for federal and California income taxes to the extent the Fund's earnings are distributed.


FEDERAL INCOME TAXES: Dividends derived from exempt-interest income (known as "exempt-interest dividends") may be treated by the Fund's shareholders as items of interest excludable from their federal gross income.


To the extent dividends paid to shareholders are derived from taxable interest or capital gains, such dividends will be subject to federal income tax, whether received in cash or reinvested.

The Fund may at times purchase Municipal Securities at a discount from the price at which they were initially issued. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to shareholders as such when it is distributed to them.


If the Fund holds certain "private activity bonds" ("industrial development bonds" under prior law), dividends derived from interest on such obligations and other securities will be classified as an item of tax preference which could subject certain shareholders to federal alternative minimum tax liability. Corporate shareholders must also take all exempt-interest dividends into account in determining "adjusted current earnings" for purposes of calculating their alternative minimum tax.



Private activity bonds and industrial development bonds generally are bonds issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. Private activity bonds and industrial development bonds also generally are limited obligation (or revenue) securities, which means that they are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from some other specific revenue source. (See "Municipal Securities" in the SAI.)


Shareholders receiving Social Security or Railroad Retirement Act benefits should note that exempt interest dividends will be taken into account in determining the taxability of such benefits.


CALIFORNIA INCOME TAXES: Dividends paid by the Fund to non-corporate shareholders and derived from interest on California Municipal Securities or federal obligations are also exempt from California state personal income tax. For this purpose, federal obligations are obligations the interest on which would be excludable from gross income for California state personal income tax purposes, if the obligations were owned by an individual. However, dividends paid to shareholders that are corporations subject to California franchise tax or income tax will be taxed as ordinary income to such shareholders, notwithstanding that all or a portion of such dividends are exempt from California state personal income tax. Moreover, to the extent that the Fund's dividends are derived from sources other than California Municipal Securities or federal obligations, such dividends will be subject to California state personal income tax, even though such dividends may be exempt from federal regular income tax.



Except as noted with respect to California state personal income tax, distributions may be taxable to investors under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on obligations, which, if realized directly, would be exempt from such income taxes. In addition, to the extent, if any, that dividends paid to shareholders are derived from taxable interest, market discount or capi-tal gains, such dividends will not be exempt from California state personal income tax whether received in cash or reinvested.


Interest on private activity bonds is not subject to the California alternative minimum tax. In addition, California does not impose its personal income tax on Social Security or Railroad Retirement Act benefits.


Records of dividends and other distributions, purchases and redemptions will be reflected on shareholders' Schwab statements. The Fund will notify shareholders at least annually as to the federal income and California state personal income tax consequences of distributions made each year.



The foregoing is only a brief summary of some of the federal and California state personal income tax considerations affecting the Fund and its shareholders. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situations.


                            SHARE PRICE CALCULATION


The price of a Sweep Share of the Fund on any given day is its net asset value per share or "NAV." This figure is computed by taking total Fund assets allocable to the Sweep Shares, subtracting any liabilities allocable to that class and dividing the resulting amount by the number of Sweep Shares outstanding. NAV is determined on each day that both the Federal Reserve Bank of New York and the Exchange are open for business, first at 10:00 a.m. (Eastern time), then again at the close of normal trading on the Exchange (generally 4:00 p.m. Eastern time). Purchase or redemption orders and exchange requests will be executed at the NAV next determined after receipt by the Transfer Agent or its authorized agent. While the Fund attempts to maintain its NAV at a constant $1.00, Fund shares are not insured against losses.



The Fund values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. Calculations are made to compare the value of the Fund's investments using the amortized cost method with market values. Except as described below, market valuations are obtained by using: (1) actual quotations provided by third-party pricing services or market makers; (2) estimates of market value; or (3) values obtained from yield data relating to comparable classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between NAV, as calculated by reference to market values and the $1.00 per share amortized cost value of the Sweep Shares of the Fund, or if there were any other deviation which the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated.


                        HOW THE FUND REPORTS PERFORMANCE

From time to time the Fund may advertise the yield, effective yield, taxable equivalent yield, taxable equivalent effective yield and total return of the Sweep Shares. Performance figures are based upon historical results and are not intended to indicate future performance. Since money market funds seek to maintain a stable $1.00 share price, current 7-day yields are the most common illustration of money market fund performance.

YIELD refers to the income generated by a hypothetical investment in the Sweep Shares of the Fund over a specific 7-day period. This income is then annualized, which means that the income generated during the 7-day period is assumed to be generated each week over an annual period and is shown as a percentage of the hypothetical investment.


EFFECTIVE YIELD is calculated similarly, but the income earned by the investment is assumed to be compounded weekly when annualized. Effective yield will be slightly higher than yield due to this compounding effect.


TAXABLE EQUIVALENT YIELD is the yield that a taxable investment must generate in order to equal (after applicable taxes are deducted) the yield for an investor in stated federal income and California state tax brackets (normally assumed to be the applicable maximum tax rate). Taxable equivalent yield will be higher than tax-exempt yield. (See "Yield" in the Statement of Additional Information.)


TAXABLE EQUIVALENT EFFECTIVE YIELD is computed in the same manner as is taxable equivalent yield, except that effective yield is substituted for yield in the calculation.

TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

The performance of the Sweep Shares may be compared to that of other mutual funds tracked by mutual fund rating services, various indices of investment performance, U.S. Government obligations, bank certificates of deposit, other investments for which reliable performance data is available and the consumer price index.

Because the Sweep Shares of the Fund are subject to different expenses than the Value Advantage Shares, the performance of the two classes of shares will differ.


Additional performance information about the Sweep Shares is available in the Fund's Annual Report, which is sent to all shareholders. To request a free copy, call 800-2 NO-LOAD.



INVESTING IN SHARES OF THE FUND



SHAREHOLDER SERVICE. You may place Fund purchase orders and orders to sell shares as well as exchange requests at any one of over 241 Schwab offices nationwide or by calling 800-2 NO-LOAD, where trained representatives are available to answer questions about the Fund and your account. The right to initiate transactions by telephone is automatically available through your Schwab account. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund follows telephone orders that it reasonably believes to be genuine, it will not be liable for any losses a shareholder may experience. If the Fund does not follow reasonable procedures to confirm that a telephone order is genuine, the Fund may be liable for any losses the share-holder may suffer from unauthorized or fraudulent orders. These procedures may include:


- requiring a form of personal identification prior to acting upon instructions received by telephone;


- providing written confirmation of such instructions; and


- tape recording telephone transactions.


Investors should remember that it may be difficult to complete transactions by telephone during periods of drastic economic or market changes, when our phone lines may become very busy with calls from other investors. If you want to buy, sell or exchange shares but have trouble reaching the Fund by telephone, you may want to use one of the other ways offered for completing the transactions discussed below, even though these procedures may mean that completing your transaction may take longer.

To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.


In an effort to reduce the Fund's mailing costs, the Fund consolidates shareholder mailings by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single package during each shareholder mailing. If you do not wish this consolidation to apply to your account(s), write to SchwabFunds(R) at 101 Montgomery Street, San Francisco, California 94104 to that effect.



Telephone purchase or redemption orders and exchange requests received prior to 8:00 p.m. (Eastern time) on any Business Day, once they have been verified as to the caller's identity and account ownership, will be deemed to be received by the Transfer Agent, or its authorized agent, prior to the next NAV determination. Subsequent telephone orders received prior to the first NAV determination on the following day will be deemed received prior to that day's second NAV determination.



OPENING A SCHWAB ACCOUNT. You may buy shares of the Fund through an account maintained with Schwab or any other entity designated by Schwab. Payment for shares should be made directly to Schwab. If you do not presently maintain a Schwab account and wish to establish one, simply complete a Schwab Account Application, available by calling 800-2 NO-LOAD, 24 hours a day. You may mail the application to Schwab at 101 Montgomery Street, San Francisco, California 94104. Corporations and other organizations should contact their local Schwab office to determine which additional forms may be necessary to open a Schwab account. With your Schwab account, you have access to other investments available at Schwab, such as stocks, bonds and other mutual funds.


The Securities Investor Protection Corporation ("SIPC") will provide account protection, in an amount up to $500,000, for securities, including Fund shares, which you hold in a Schwab account. Of course, SIPC account protection does not protect shareholders from share price fluctuations. If you already have a Schwab account, you may buy shares in the Fund as described below and need not open a new account.


SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab requires a $1,000 minimum initial investment and minimum ongoing balance to maintain a Schwab account ($500 for custodial accounts). A fee of $7.50 will be charged to Schwab accounts that fall below this minimum for three consecutive months in any quarter. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last 6 months, or if the shareholder's combined account balances at Schwab total $10,000 or more.



Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last 12 months.



DEPOSITING FUNDS. You may deposit funds into your Schwab account by check, wire or many other forms of electronic funds transfer. Securities may also be deposited. All checks should be made payable to Charles Schwab & Co., Inc. Schwab will charge a $15 service fee against an investor's Schwab account should his or her check be returned because of insufficient or uncollected funds or a stop payment order. If you would like to wire funds into or from your existing Schwab account, call 800-2 NO-LOAD. A service fee will be charged against your Schwab account for each wire sent.



WHEN YOU CAN BUY SHARES. If funds (including those transmitted by wire) are received by Schwab before the time of the Fund's last daily NAV calculation (normally 4:00 p.m. Eastern time), they will be available for investment on that day. If funds arrive after that time, they will be available for investment the next Business Day.



                               HOW TO BUY SHARES


AUTOMATIC INVESTMENT. When opening a Schwab brokerage account, an investor will be asked to select a SchwabFunds class or series with sweep privileges as a "primary fund." If the Fund is selected as a primary fund, free credit balances in the investor's brokerage account will be invested automatically in shares of the Fund according to the procedures described in the account agreement with the investor. Depending on the type of account, the automatic investment of free credit balances will be effected daily, weekly or at other times and may be subject to minimum investment and other requirements.


An investor with an existing Schwab brokerage account may add the automatic investment feature to his or her account by completing the appropriate section of the Schwab Account Application. A shareholder may change primary funds by calling or writing Schwab at the address referenced on the cover of this Prospectus. Note that the automatic investment feature is not available for Value Advantage Shares.



DIRECT PURCHASE. A Schwab account holder may buy shares of the Fund (if it is not his or her primary fund) in several ways.


BY TELEPHONE

You may use existing funds in your Schwab account to make initial and subsequent share purchases. To place your order, call 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


BY MAIL
You may direct that funds already in your Schwab account be used to make initial and subsequent share purchases. Alternatively, your purchase instructions may be accompanied by a check made payable to Charles

Schwab & Co., Inc., which will be deposited into your Schwab account and used, as necessary, to cover all or part of your purchase order.


Written purchase orders (along with any checks) should be mailed to Schwab at 101 Montgomery Street, San Francisco, California 94104 and should:



- reference your Schwab account number (unless a Schwab Account Application is enclosed);


- specify the name of the Fund and class and the dollar amount of shares you would like to buy; and


- for initial share purchases only, select one of the distribution options listed below.


Once mailed, a purchase request is irrevocable and may not be modified or canceled.

ELECTRONICALLY

For more information regarding how to buy shares electronically using StreetSmart(R), The Equalizer(R) and TeleBroker(R), call 800-2 NO-LOAD.



MINIMUM BALANCE REQUIREMENTS. The minimum initial investment for Sweep Shares of the Fund is $1,000 and subsequent investments must be at least $100 for Schwab brokerage accounts and $1.00 for Schwab One(R) accounts.



Due to the relatively high cost of maintaining smaller holdings, the Fund reserves the right to redeem a shareholder's shares if, as a result of redemptions, their aggregate value drops below the $100 minimum balance requirement for the Sweep Shares of the Fund. The Fund will notify shareholders in writing 30 days before taking such action to allow them to increase their holdings to at least the minimum level. Also note that, because they can only be held in Schwab accounts, Fund shares will be automatically redeemed should the Schwab account in which they are carried be closed.



DISTRIBUTION OPTIONS. The Schwab account standing instructions that you selected in your Schwab Account Application will determine which of the two distribution options listed below will apply to you. Fund distributions will be automatically reinvested, unless the Transfer Agent, or its authorized agent, has received instructions that distributions be mailed to you as they are paid. Call 800-2 NO-LOAD if you already have a Schwab account and wish to change your account standing instructions.



     AUTOMATIC REINVESTMENT: All distributions will be reinvested in additional full Sweep Shares of the Fund at the net asset value next determined after their payable date; or



     RECEIVE YOUR DIVIDENDS BY MAIL: All distributions will be credited to your Schwab account as of the payable date. If your account is coded to have dividends mailed immediately, checks will normally be mailed the Business Day after distributions are credited.



To change the distribution option you have selected, call 800-2 NO-LOAD.

WAIVERS AND OTHER PURCHASE INFORMATION. The minimum amounts required for automatic investment or direct purchase may be reduced or waived on certain occasions. For example, free credit balances in accounts of certain categories of investors, such as holders of Schwab One(R) and Schwab custodial accounts, may be invested automatically irrespective of amount. The Fund may also waive the required minimums for purchases by trustees, directors, officers or employees of Schwab, the Investment Manager or the Fund. The Fund reserves the right, in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this Prospectus, to reject purchase orders or to change the minimum investment requirements. All orders to buy shares of the Fund are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing.



                                 HOW TO SELL OR


                                EXCHANGE SHARES



The exchange privilege allows you to exchange your SchwabFunds(R) shares for shares of another SchwabFunds Series or classes available to investors in your state, provided you meet the initial and subsequent investment requirements and any other requirements relating to the Series or class of shares you wish to buy. Thus, you can conveniently modify your investments if your goals or market conditions change. For federal income tax and certain other purposes, an exchange of shares between funds will be treated as a sale of shares in one fund and the purchase of shares in another fund. An exchange of shares between classes of the same fund should not be treated as a sale of shares. The Fund reserves the right to modify, limit or terminate the exchange privilege upon 60 days' written notice.


AUTOMATIC REDEMPTION. A sale of Fund shares will be automatically effected to satisfy debit balances in an investor's Schwab account, to provide necessary cash collateral for an investor's margin obligation to Schwab and to settle securities transactions in the account. All such sales will be effected in accordance with the procedures described in the investor's Schwab Account Agreement.


DIRECT REDEMPTION OR EXCHANGE. You can sell or exchange your shares at any time by telephone, by mail or electronically, subject to the following terms and conditions:



- if you bought your shares by check, we will send you your money as soon as your check clears your bank, which may take up to 15 days;


- depending on the type of Schwab account you have, your money may earn interest during any holding period;


- you will receive the dividends declared for the day on which you sell your shares;


- we will have a check for your shares on the Business Day after the Transfer Agent, or its authorized agent, receives proper instructions to sell your shares;


- a check normally will be mailed to you on the Business Day following the sale of your shares if you specifically request that it be mailed; and

- we may suspend the right to sell shares or postpone payment for a sale of shares when trading on the Exchange is restricted; the Exchange is closed for any reason other than its normal weekend or holiday closings; emergency circumstances as determined by the SEC; or for any other circumstances as the SEC may permit.



BY TELEPHONE


You can sell or exchange your shares by telephone by calling 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


We need the following information in order to process your telephone sale or exchange request:


- your Schwab account number and your name for verification;


- the number of shares you want to sell or exchange;


- the name of the Fund and class from which you are selling or exchanging shares;


- the name of the Fund and class into which shares are to be exchanged; and


- the distribution option you select, if you are exchanging shares.


BY MAIL

You can also sell or exchange shares by writing to the address on the cover of this Prospectus.


We need the following information in order to process your mail sale or exchange request:


- your Schwab account number and name for verification;


- the number of shares you want to sell or exchange;


- the name of the Fund and class from which you are selling or exchanging shares;


- the name of the Fund and class into which shares are to be exchanged;


- the distribution option you select, if you are exchanging shares; and


- the signature of at least one of the registered Schwab account holders in the exact form specified in the account.


Once mailed, a sale or exchange request is irrevocable and may not be modified or canceled.

ELECTRONICALLY

For more information regarding how to sell or exchange shares electronically using StreetSmart(R), The Equalizer(R)and TeleBroker(R), call 800-2 NO-LOAD.



SCHWAB ONE(R) ACCOUNT FEATURES. Shareholders who hold shares of the Fund in Schwab One accounts are entitled to sell Fund shares through debit cards and checks. Investors should contact Schwab if they are interested in the benefits and requirements of a Schwab One account.

------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR.

------------------------------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

------------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS.


              A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS.


              A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

                                                                  ==============
                                                                     BULK RATE
                                                                   U.S. POSTAGE

                                                                       PAID

                                                                  CHARLES SCHWAB
                                                                  ==============






SCHWABFUNDS(R)
101 Montgomery Street
San Francisco, CA 94104


725-12 (4/97)  Printed on recycled paper.





SCHWAB CALIFORNIA
MUNICIPAL
MONEY FUND-
Sweep Shares


Prospectus April 30, 1997





[SCHWABFUNDS LOGO]

                              CROSS REFERENCE SHEET
                                   PROSPECTUS
              Schwab New York Municipal Money Fund -- Sweep Shares

PART A ITEM                                 PROSPECTUS CAPTION

1.   Cover Page                             Cover Page

2.   Synopsis                               Key Features of the Fund; Summary of
                                            Expenses; Matching the Fund to Your
                                            Investment Needs

3.   Condensed Financial Information        Financial Highlights

4.   General Description of Registrant      Cover Page; Matching the Fund to
                                            Your Investment Needs; Investment
                                            Objective and Policies; Organization
                                            and Management of the Fund

5.   Management of the Fund                 Organization and Management of the
                                            Fund

5A.  Management's Discussion of Fund
       Performance                          How the Fund Reports Performance

6.   Capital Stock and Other Securities     Cover Page; Matching the Fund to
                                            Your Investment Needs; Investment
                                            Objective and Policies; Municipal
                                            Securities and Investment
                                            Techniques; Distributions and Taxes

7.   Purchase of Securities Being Offered   Share Price Calculation; Investing
                                            in Shares of the Fund;

8.   Redemption or Repurchase               Investing in Shares of the Fund

9.   Pending Legal Proceedings              Inapplicable

              SCHWAB NEW YORK MUNICIPAL MONEY FUND - SWEEP SHARES


                           PROSPECTUS APRIL 30, 1997


TO PLACE ORDERS AND FOR ACCOUNT INFORMATION:
Contact your local Charles Schwab & Co., Inc. ("Schwab") office or call 800-2 NO-LOAD.


THE SCHWAB NEW YORK MUNICIPAL MONEY FUND (the "Fund") is designed for investors who seek maximum current income that is exempt from federal regular income tax and personal income taxes imposed by New York state and New York municipalities consistent with stability of capital. Federal regular income tax does not include the federal alternative minimum tax. Prior to January 2, 1997, the Fund was known as the Schwab New York Tax-Exempt Money Fund.



SPECIAL RISK CONSIDERATIONS. The Fund may invest a significant percentage of its assets in the securities of a single issuer, and therefore investment in the Fund may be riskier than other types of money market funds.



ABOUT THIS PROSPECTUS: THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUND. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about the Fund in the Statement of Additional Information; ("SAI") dated April 30, 1997 (as may be amended from time to time). The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with material incorporated by reference and other related materials using the SEC's World Wide Web address: http://www.sec.gov. The SAI is incorporated by reference into this Prospectus.



This Prospectus may be available electronically by using our World Wide Web address: http://www.schwab.com. To receive a free paper copy of this Prospectus or the SAI, call Schwab at 800-2 NO-LOAD, 24 hours a day, or write to the Fund at 101 Montgomery Street, San Francisco, California 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


                               TABLE OF CONTENTS


                                          PAGE
                                          ----
Key Features of the Fund.................   2
Summary of Expenses......................   3
Financial Highlights.....................   4
Matching the Fund to Your Investment
  Needs..................................   5
Investment Objective and Policies........   5
Municipal Securities and Investment
  Techniques.............................   7
Organization and Management of the
  Fund...................................  11
Distributions and Taxes..................  13
Share Price Calculation..................  15
How the Fund Reports Performance.........  15
Investing in Shares of the Fund..........  16


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.00.

                            KEY FEATURES OF THE FUND


TRIPLE TAX-EXEMPT INCOME AND SAFETY. The Schwab New York Municipal Money Fund is designed for investors who seek maximum after-tax current income consistent with stability of capital. The Fund invests in high-quality, short-term debt securities, the interest on which is exempt from federal regular income tax and personal income taxes imposed by New York state and New York municipalities. Federal regular income tax does not include the federal alternative minimum tax. The Fund attempts to maintain a stable net asset value per share ("NAV") of $1.00. (See "Investment Objective and Policies.")



AUTOMATIC INVESTMENT/REDEMPTION FEATURE. For the Sweep Shares of the Fund, if you elect, free credit balances in your Schwab brokerage account (including your Schwab One(R) account) will be automatically invested or "swept" into the Fund, subject to the terms and conditions of your brokerage account agreement. Shares will also be sold as necessary to settle securities transactions, collateralize margin obligations or cover debit balances. This feature keeps your money working and saves you the time and trouble of withdrawing and redepositing funds. (See "Investing in Shares of the Fund - How to Buy Shares" and "Investing in Shares of the Fund - How to Sell or Exchange Shares.")


LIQUIDITY. You can conveniently sell your shares of the Fund at any time. (See "Investing in Shares of the Fund - How to Sell or Exchange Shares.")


LOW COST INVESTING. The Fund imposes no sales or transaction fees on purchases or redemptions of shares of the Fund. (See "Summary of Expenses.") In addition, the Sweep Shares' total operating expenses will not exceed 0.69% of the Sweep Shares' average daily net assets, as guaranteed by Charles Schwab Investment Management, Inc. (the "Investment Manager") and Schwab through at least April 30, 1998. (See "Matching the Fund to Your Investment Needs" and "Organization and Management of the Fund.")



PROFESSIONAL MANAGEMENT. The Investment Manager currently provides investment management services to the SchwabFunds(R), a family of 29 mutual funds with over $47 billion in assets as of April 1, 1997. (See "Organization and Management of the Fund.")



SHAREHOLDER SERVICE. Schwab's professional representatives are available toll-free 24 hours a day to receive your Fund orders. Call 800-2 NO-LOAD. As a discount broker, Schwab gives you investment choices and lets you make your own decisions. Schwab has many services that help you make the most informed investment decisions. (See "Investing in Shares of the Fund - How to Buy Shares" and "Investing in Shares of the Fund - How to Sell or Exchange Shares.")



CONVENIENT REPORTING. Customers receive regular Schwab statements that combine all their mutual fund investment activity in one report.



SPECIAL RISK CONSIDERATIONS. The Fund may invest a significant percentage of its assets in the securities of a single issuer, and therefore investment in the Fund may be riskier than other types of money market funds. (See "Municipal Securities and Investment Techniques.")

                             SUMMARY OF EXPENSES(1)



SHAREHOLDER TRANSACTION EXPENSES:                                           None



ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE
  NET ASSETS):
  Management Fees
     (after fee reduction)(2).......    0.20%
  12b-1 Fees........................     None
  Other Expenses (after fee
     reduction and/or expense
     reimbursement)(3)..............    0.49%
                                       ------
TOTAL FUND OPERATING
  EXPENSES(3,4).....................    0.69%



(1) See "Matching the Fund to Your Investment Needs" for information regarding the key differences between the multiple classes of shares of the Fund.



(2) This amount reflects a reduction by the Investment Manager, which is guaranteed at least through April 30, 1998. If there were no such reduction, the management fee for the Fund would have been 0.46% of the Fund's average daily net assets for the fiscal year ended December 31, 1996. (See "Organization and Management of the Fund - Operating Fees and Expenses.")



(3) This amount reflects the guarantee by the Investment Manager and Schwab that, at least through April 30, 1998, total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.69% of the Sweep Shares' average daily net assets. Without this guarantee, other expenses and total operating expenses would have been 0.58% and 1.04% respectively, of the Sweep Shares' average daily net assets, for the fiscal year ended December 31, 1996. The effect of these guarantees is to maintain or lower the expenses of the Sweep Shares and thus maintain or increase total return to shareholders.



(4) This amount does not include any fees that you may be charged if you do not maintain the minimum balance required in your Schwab account. (See "Investing in Shares of the Fund.")



EXAMPLE. Based on the expenses in the above table, you would pay the following expenses on a $1,000 investment in the Sweep Shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each period:



1 YEAR       3 YEARS       5 YEARS       10 YEARS
------       -------       -------       --------
  $7           $22           $38           $ 86



THE PURPOSE OF THE PRECEDING TABLE IS TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE SWEEP SHARES OF THE FUND WILL BEAR DIRECTLY OR INDIRECTLY. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS HYPOTHETICAL RATE OF RETURN IS NOT INTENDED TO BE REPRESENTATIVE OF PAST OR FUTURE PERFORMANCE.

                              FINANCIAL HIGHLIGHTS


The following information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report is included in the Fund's Annual Report, which contains additional financial data and related notes. The financial highlights, financial statements and report of the auditor are incorporated by reference into the SAI. Free copies of the SAI and Annual Report may be obtained by calling the telephone number or writing to the address on the first page of this Prospectus.



              SCHWAB NEW YORK MUNICIPAL MONEY FUND - SWEEP SHARES



                                                                                  FOR THE PERIOD
                                                                                 FEBRUARY 27, 1995
                                                                FOR THE            (COMMENCEMENT
                                                             PERIOD ENDED        OF OPERATIONS) TO
                                                           DECEMBER 31, 1996     DECEMBER 31, 1995
                                                           -----------------     -----------------
Net asset value at beginning of period                         $    1.00             $    1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                             0.03                  0.03
  Net realized and unrealized gain (loss) on investments              --                    --
                                                                --------              --------
  Total from investment operations                                  0.03                  0.03
LESS DISTRIBUTIONS
  Dividends from net investment income                             (0.03)                (0.03)
  Distributions from realized gain on investments                     --                    --
                                                                --------              --------
  Total distributions                                              (0.03)                (0.03)
                                                                ========              ========
Net asset value at end of period                               $    1.00             $    1.00
                                                                ========              ========
Total return (not annualized)                                       2.74%                 2.75%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's)                            $ 270,612             $ 204,863
  Ratio of expenses to average net assets(1)                        0.69%                 0.63%(2)
  Ratio of net investment income to average net assets(1)           2.71%                 3.20%(2)



(1) The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced and absorbed by the Investment Manager and Schwab. Had these expenses not been reduced and absorbed, the Fund's expense and net investment income ratios would have been:



  Ratio of expenses to average net assets                           1.04%                 1.04%(2)
  Ratio of net investment income to average net assets              2.36%                 2.79%(2)



(2) Annualized

                   MATCHING THE FUND TO YOUR INVESTMENT NEEDS


The Fund may be appropriate for a variety of investment programs which can be long-term or short-term in nature. While the Fund is not a substitute for building an investment portfolio tailored to an individual's investment needs and risk tolerance, it can be used as a high-quality, conveniently liquid money market investment for your brokerage account cash when it is not fully invested in other securities. The Fund would not be an appropriate investment for retirement plans such as IRAs and Keogh plans.

Because the Fund is designed to provide liquidity and stability of capital, as well as automatic investment of free credit balances, it may be especially suitable for investors with short-term investment objectives, including those who are awaiting an opportune time to invest in the equity and/or bond markets.


The Fund may also be appropriate for long-term investors seeking a low-risk investment alternative which is designed to provide income which is exempt from federal regular income taxes and personal income taxes imposed by New York state and New York municipalities.



In addition to the Sweep Shares of the Fund, Schwab also offers Value Advantage Shares of the Fund, pursuant to a multiple class plan (the "Plan") adopted by the Board of Trustees of the Schwab Fund Family. The Value Advantage Shares of the Fund are not available through automatic ("sweep") investment programs. The Value Advantage Shares of the Fund are subject to lower transfer agency expenses than the Sweep Shares of the Fund; the transfer agent is entitled to an annual fee of 0.05% of the Value Advantage Shares' average daily net assets. In addition, the Value Advantage Shares of the Fund require a $25,000 minimum investment, $5,000 minimum subsequent investments and a $20,000 minimum account balance.



For information regarding Value Advantage Shares, call 800-2 NO-LOAD. You may also obtain information about Value Advantage Shares from your Schwab broker.



                       INVESTMENT OBJECTIVE AND POLICIES



The Fund's investment objective is maximum current income that is exempt from federal regular income tax and personal income taxes imposed by New York state and New York municipalities, consistent with stability of capital. This investment objective is fundamental and cannot be changed without shareholder approval. To achieve its objective, the Fund primarily invests in short-term high-quality municipal obligations, the income from which is exempt from federal regular income tax and personal income taxes imposed by New York state and New York municipalities. Federal regular income tax does not include the federal alternative minimum tax.



Under normal market conditions, the Fund attempts to invest 100% of its total assets in debt obligations issued by or on behalf of New York and other states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities that generate interest, which in the opinion of bond counsel, is exempt from federal regular income tax ("Municipal Securities"). Absent unusual market conditions, the Fund will invest at least 65% of its total assets in such obligations that also generate interest, which in the opinion of bond counsel, is exempt from

New York state and New York municipal personal income tax ("New York Municipal Securities"). Under normal market conditions, the Fund is authorized to invest in "private activity bonds." (See "Distributions and Taxes - Federal Income Taxes.") The Fund's investment in private activity bonds will not be included in the amount deemed to be invested in New York Municipal Securities.



Provided that the Fund meets certain conditions (described in the SAI under "Distributions and Taxes"), dividends paid to New York residents consisting of interest income received on New York Municipal Securities will be exempt from New York state personal income tax and personal income taxes imposed by New York City and other New York municipalities.



The Fund invests only in Municipal Securities which at the time of purchase: (a) are rated in one of the two highest rating categories for municipal commercial paper or short-term municipal securities assigned by any nationally recognized statistical rating organization ("NRSRO"); (b) are guaranteed or insured by the U.S. Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of U.S. Government securities acceptable to the Investment Manager; or (d) are unrated by any NRSRO, if they are determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the above referenced securities. (For a description of the ratings, see "Appendix - Ratings of Investment Securities" in the SAI.)


The Fund may continue to hold a Municipal Security that, after its purchase by the Fund, ceases to have a rating or is downgraded, causing its rating to fall below that required for purchase by the Fund. Neither event would necessarily require the Fund to sell the security. However, the Fund will keep such a security in its portfolio only if the Board of Trustees or its properly authorized delegate determines that keeping the security is in the best interests of the Fund.

With the exception of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, the Fund may not:


1. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer. However, provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer, up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to an industrial revenue bond that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a security may also be considered to be an issuer in connection with such guarantee.


2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry. However, this limitation shall not apply to Municipal Securities issued by governmental entities.

                              MUNICIPAL SECURITIES
                           AND INVESTMENT TECHNIQUES



Municipal Securities in which the Fund may invest are generally classified in one of two categories: "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are secured only by the revenues derived from: (1) a particular facility or class of facilities; (2) a specific revenue source such as a special excise tax; or (3) another specific revenue source, such as the user of the facility being financed.



Revenue securities may include private activity bonds and industrial development bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. From time to time, the Fund may invest more than 25% of its total assets in industrial development and private activity bonds.



Among other types of instruments, the Fund may purchase tax-exempt commercial paper and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements, or other revenues. The Fund has the ability to invest all of its assets in Municipal Securities that generate interest that is a tax preference item for purposes of the federal alternative minimum tax. Thus, if you are subject to the federal alternative minimum tax, all or a portion of your income from the Fund may be subject to the federal alternative minimum tax.


MORAL OBLIGATION SECURITIES. The Fund may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund. The state or municipality which created the issuer has a moral commitment but not a legal obligation to restore the reserve fund.


MUNICIPAL LEASES. The Fund may invest up to 25% of its total assets in municipal leases, no more than 10% of which may be in illiquid leases. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Investments in municipal leases may be considered to be illiquid. Municipal leases are subject to "non-appropriation risk," which is the risk that the municipality may terminate the lease in the event that the municipality's appropriating body does not allocate the funds necessary to make lease payments. In such circumstances, the lessor is typically entitled to repossess the property. The private sector value of the property is, however, generally less than the value of the property to the municipality. The Investment Manager, pursuant to guidelines established by the Board of Trustees, is responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that the lease will not be terminated.

SYNTHETIC VARIABLE OR FLOATING-RATE MUNICIPAL SECURITIES. The Fund may also invest up to 25% of its total assets in synthetic variable or floating-rate municipal securities. These securities generally comprise the following elements in a trust: (i) a fixed-rate municipal bond (of any duration); (ii) a right to put the bond at par value on 7-days notice or after a specific interval of time depending on the terms of the synthetic security; and (iii) a contractual agreement pursuant to which the investing Fund and a remarketing agent determine the lowest rate that would permit the bond to be remarketed at par, taking into account the put right. The trustee of the trust is generally a bank trust department.



These synthetic floating-rate municipal securities may include tender option bond trust receipts, in which a fixed-rate municipal bond (or group of bonds) is placed into a trust from which two classes of trust receipts are issued that represent proportionate interests in the underlying bond(s). Interest payments are made on the bond(s) based upon a predetermined rate. Under certain circumstances, the holder of a trust receipt may also participate in any gain or loss on the sale of such bond(s). Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of the Fund's investment limitations.


VARIABLE RATE SECURITIES. The Fund may invest in instruments which have interest rates that are adjusted periodically, or which "float" continuously according to formulas intended to minimize any fluctuation in the values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities ordinarily is determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury bill rate or the rate of return on commercial paper or bank certificates of deposit. As interest rates decrease or increase, Variable Rate Securities experience less appreciation or depreciation than fixed-rate obligations.

VARIABLE RATE DEMAND INSTRUMENTS. The Fund may invest in variable rate demand instruments issued by industrial development authorities and other government entities. In the event that a variable rate demand instrument to be purchased by the Fund is not rated by credit rating agencies, the Investment Manager, using guidelines approved by the Board of Trustees, must determine that such instrument is of comparable quality at the time of purchase to a rated instrument that would be eligible for purchase by the Fund. In some cases, the Fund may require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

Although there may be no active secondary market for a particular variable rate demand instrument purchased by the Fund, the Fund may, at any time or during specified periods not exceeding one year (depending upon the instrument involved), demand payment in full of the principal of the instrument and may resell the instrument to a third party.

The Fund could suffer a loss from a variable rate demand instrument because of the absence of an active secondary market, because it may be difficult for the Fund to dispose of the instrument in the event an issuer defaults on its payment obligation, because the Fund is only entitled to exercise its demand rights at certain times, or for other reasons.

Variable rate demand instruments will be subject to the Fund's restrictions on acquiring and holding illiquid securities to the extent that the absence of an active secondary market for such securities causes them to be illiquid.

PARTICIPATION INTERESTS. The Fund may purchase from financial institutions participation interests in Municipal Securities with fixed, floating or variable rates of interest. The buyer of a participation interest receives an undivided interest in the securities underlying the instrument.

The Fund will purchase a participation interest only if: (a) the instrument subject to the participation interest matures in one year or less, or the instrument includes a right to demand payment, usually within 7-days, from the seller; (b) the instrument meets the Fund's previously described quality standards for Municipal Securities; and (c) the instrument is issued with an opinion of counsel or is the subject of a ruling of the Internal Revenue Service, stating that the interest earned on the participation interest is exempt from federal income tax.

STAND-BY COMMITMENTS. The Fund also may acquire "stand-by commitments" for Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Securities at a price equal to their amortized cost value plus accrued interest. The Fund will acquire stand-by commitments solely to improve portfolio liquidity. The Fund does not intend to exercise its stand-by rights solely for trading purposes.


ILLIQUID SECURITIES. The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than 7-days, if, as a result thereof, more than 10% of the Fund's net assets valued at the time of the transaction are invested in such securities.


GOVERNMENT SECURITIES. The Fund may invest in government securities, including U.S. Treasury notes, bills and bonds, which are backed by the full faith and credit of the U.S. Government. Some securities issued by U.S. Government agencies or instrumentalities are supported by the credit of the agency or instrumentality, while others have an additional line of credit with the U.S. Treasury. However, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities. Accordingly, such securities may involve risk of loss of principal and interest.

MATURITY. The Fund will purchase only securities that are deemed to mature in 397 days or less in accordance with federal securities regulations or securities which have a variable rate of interest that is readjusted no less frequently than every 397 days.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. Generally, the Fund will not pay for such securities or start earning interest on them until the Fund receives them. Securities purchased on a when-issued or delayed delivery basis are recorded as an asset. The value of such securities may change as the general level of interest rates changes.


The Fund will not invest more than 25% of its total assets in when-issued or delayed delivery securities. The Fund will not purchase such securities for speculative purposes and will expect to actually acquire the securities when it purchases them. However, the Fund reserves the right to sell any such securities before their settlement dates, if the Investment Manager deems such a sale advisable.

REPURCHASE AGREEMENTS. The Fund may engage in "repurchase agreements." In entering into a repurchase agreement, the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. Maturity of the securities subject to repurchase may exceed one year.

If the seller of a repurchase agreement becomes bankrupt or otherwise defaults, the Fund might incur expenses in enforcing its rights and could experience losses, including a decline in the value of the underlying securities and a loss of income. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions that the Investment Manager deems creditworthy.


TEMPORARY INVESTMENTS. The Fund may, from time to time, as a defensive measure under abnormal market conditions, invest any or all of its assets in taxable "temporary investments" which include: obligations of the U.S. Government, its agencies or instrumentalities; debt securities (other than Municipal Securities) rated in one of the two highest rating categories by any NRSRO; commercial paper (other than Municipal Securities) rated in one of the two highest rating categories by any NRSRO; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; and any of the foregoing temporary investments subject to repurchase agreements. While a temporary investment could cause the Fund to generate dividends taxable to shareholders as ordinary income, it is the Fund's primary intention to produce dividends which are not subject to federal regular income tax or personal income taxes imposed by New York State and New York municipalities.



SECURITIES SUBJECT TO A PUT FEATURE. A "put" feature permits the Fund to sell a security at a fixed price, prior to maturity to the put issuer. Because of this feature, Municipal Securities subject to a put generally may be sold to third parties at market rates. Generally, a premium is paid for a security subject to a put feature. Investments in Municipal Securities subject to puts are limited by federal securities laws and expose the Fund to a credit risk associated with the put provider.



BORROWING POLICY. The Fund may not borrow money except for temporary purposes to meet redemption requests that could not otherwise be met without immediately selling portfolio securities. The Fund may borrow an amount up to one-third of the value of its total assets and may pledge up to 10% of the Fund's net assets to secure borrowings. The Fund may not borrow for leverage purposes. The Fund's borrowing and pledging policies as set forth in the SAI are fundamental.



LEGAL OPINIONS. Bond counsel will render opinions on the validity of Municipal Securities. Bond counsel will also render opinions on whether the interest paid on Municipal Securities is exempt from federal income tax and whether the interest paid on New York Municipal Securities is exempt from New York state and New York municipal personal income taxes. Bond counsel will render such opinions to the issuers of Municipal Securities at the time the securities are issued. The Fund and the Investment Manager will not review the proceedings on the issuance of Municipal Securities or the bases for such opinions.

SPECIAL RISK CONSIDERATIONS. The Fund is a non-diversified portfolio. The investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of issuers, relative to the number of issuers held in a diversified portfolio. In the event of changes in the financial condition or in the market's assessment of certain issuers, the Fund's policy of acquiring large positions in the obligations of a relatively small number of issuers may affect the value of the Fund's portfolio to a greater extent than that of a diversified portfolio.



The Fund may invest more than 25% of its total assets in Municipal Securities that produce interest that is paid solely from revenues on similar projects. However, the Fund does not presently intend to invest in such securities on a regular basis, but will do so if such investment is deemed necessary or appropriate by the Investment Manager. To the extent that the Fund's assets are invested in Municipal Securities that produce interest that is payable solely from revenues on similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if the Fund's assets were not so invested.



Certain New York constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting New York Municipal Securities. (See "Municipal Securities" in the SAI for more information about these significant financial considerations.)



Participation interests in Municipal Securities and other derivative securities eligible for purchase by the Fund involve special risks, including a risk that the Internal Revenue Service may characterize some or all of the interest paid on such securities to the Fund as taxable. There is also an increased risk, most typically associated with "municipal lease" obligations, that a municipality will not appropriate the funds necessary to make the scheduled payments on, or may seek to cancel or otherwise avoid its obligations under the lease that supports the security owned by the Fund.


                                ORGANIZATION AND
                             MANAGEMENT OF THE FUND


GENERAL OVERSIGHT. The Board of Trustees and officers meet regularly to review investments, performance, expenses and other business affairs.



THE INVESTMENT MANAGER. Professional investment management for the Fund is provided by the Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104. The Investment Manager provides a continuous investment program, including general investment and economic advice regarding the Fund's investment strategies; manages the Fund's investment portfolio; performs expense management, accounting and record keeping; and provides other services necessary to the operation of the Fund. The Investment Manager, formed in 1989, is a wholly-owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the mutual funds in the SchwabFunds(R), a family of 29 mutual funds. As of April 1, 1997, the SchwabFunds(R) had aggregate net assets in excess of $47 billion.


TRANSFER AGENT AND SHAREHOLDER SERVICES. Charles Schwab & Co., Inc. ("Schwab" or the "Transfer Agent"), 101 Montgomery Street, San Francisco, California 94104, serves as shareholder services agent and transfer agent for the Fund. Schwab provides information and services to shareholders, which include reporting share ownership, sales and dividend activity (and associated tax consequences), responding to daily inquiries, effecting the transfer of Fund shares and facilitating effective cash management of shareholders' Schwab account balances. It furnishes office space and equipment, telephone facilities, personnel and informational literature distribution as is necessary or appropriate in providing shareholder and transfer agency information and services. Schwab is also the Fund's distributor, but receives no compensation for its services as such.


Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 4.1 million active customer accounts and has over 241 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab is a wholly-owned subsidiary of The Charles Schwab Corporation. Charles
R. Schwab is the founder, Chairman, Chief Executive Officer and a Director of The Charles Schwab Corporation. As a result of his beneficial ownership interests in and other relationships with The Charles Schwab Corporation and its affiliates, Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.


                          OPERATING FEES AND EXPENSES


Pursuant to its Investment Advisory and Administration Agreement with the Fund, the Investment Manager is entitled to receive from the Fund a graduated annual fee, payable monthly, of 0.46% of the Fund's average daily net assets not in excess of $1 billion, 0.41% of such assets over $1 billion but not in excess of $2 billion and 0.40% of such assets over $2 billion.



For the fiscal year ended December 31, 1996, the Fund paid a management fee of 0.20% of its average daily net assets and paid total operating expenses of 0.69% of the Sweep Shares' average daily net assets.



For the transfer agency services provided, the Transfer Agent receives an annual fee, payable monthly, of 0.25% of the average daily net assets of the Sweep Shares. In addition, for shareholder services provided, Schwab receives an annual fee, payable monthly, of 0.20% of the average daily net assets of the Sweep Shares.



OTHER EXPENSES. The Charles Schwab Family of Funds (the "Trust") pays the expenses of its operations, including: the fees and expenses for independent accountants, legal counsel and the custodian of its assets; the cost of maintaining books and records of account; registration fees; the fees and expenses of qualifying its shares for distribution under federal and state securities laws; and industry association membership dues. These expenses generally are allocated among the Trust's investment portfolios ("Series"), or classes of shares within these Series, in proportion to their relative net assets at the time the expense is incurred. However, expenses directly attributable to a particular Series or class of a Series will be charged to that Series or class, respectively.

                               OTHER INFORMATION


The Trust is an open-end investment management company organized as a business trust under the laws of Massachusetts on October 20, 1989 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more Series. Currently, the Trust offers shares of 9 Series which may be organized into one or more classes of shares of beneficial interest. The Board of Trustees may authorize the issuance of shares of additional Series or classes, if it deems it desirable. Shares within each Series or class have equal, noncumulative voting rights and equal rights as to distributions, assets and liquidation of such Series, except to the extent such voting rights or rights as to distributions, assets and liquidation vary among classes of a Series.



SHAREHOLDER MEETINGS AND VOTING RIGHTS. The Trust is not required to hold annual shareholders' meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees, for such purposes as changing fundamental policies, electing or removing Trustees or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called by written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.



Shareholders will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permitted under the 1940 Act, such as for the election of Trustees. In addition, shareholders of the Sweep Shares will vote exclusively as a class on any matter relating solely to the Sweep Shares and on any matter in which the interests of the shareholders of the Sweep Shares differ from the interests of the shareholders of Value Advantage Shares.


                            DISTRIBUTIONS AND TAXES


DIVIDENDS AND OTHER DISTRIBUTIONS. On each day that the NAV is determined ("Business Day"), net investment income is declared at the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) as a dividend to shareholders of record at that time. Dividends are normally paid (and where applicable, reinvested) on the 15th of each month, if a Business Day, otherwise on the next Business Day, with the exception of the dividend paid in December, which is scheduled to be paid on the last Business Day in December.



TAX INFORMATION. The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), qualified as such and intends to continue to so qualify. In order to so qualify, the Fund will distribute on a current basis substantially all of its investment company taxable income, its net exempt-interest income and its net capital gains (if any) and will meet certain other requirements. Such qualification relieves the Fund of liability for federal and New York income taxes to the extent the Fund's earnings are distributed.



FEDERAL INCOME TAX. Dividends derived from exempt-interest income (known as "exempt-interest dividends") may be treated by the Fund's shareholders as items of interest excludable from their federal gross income. To the extent dividends paid to shareholders are derived from taxable interest or capital gains, such dividends will be subject to federal income tax, whether received in cash or reinvested.


The Fund may at times purchase Municipal Securities at a discount from the price at which they were initially issued. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to shareholders as such when it is distributed to them.


If the Fund holds certain "private activity bonds" ("industrial development bonds" under prior law), dividends derived from interest on such obligations and other securities will be classified as an item of tax preference which could subject certain shareholders to federal alternative minimum tax liability. Corporate shareholders also must take all exempt-interest dividends into account in determining "adjusted current earnings" for purposes of calculating their alternative minimum tax.



Private activity bonds and industrial development bonds generally are bonds issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. Private activity bonds and industrial development bonds also generally are limited obligation (or revenue) securities, which means that they are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from some other specific revenue source. (See "Municipal Securities" in the SAI.)



Shareholders receiving Social Security or Railroad Retirement Act benefits should note that exempt interest dividends will be taken into account in determining the taxability of such benefits.



NEW YORK INCOME TAXES: Dividends paid by the Fund to non-corporate shareholders and derived from interest on New York Municipal Securities or federal obligations also are exempt from New York state, New York City and other New York municipalities' personal income taxes. For this purpose, federal obligations are obligations the interest on which would be excludable from gross income for New York state personal income tax purposes if the obligations were owned by an individual. However, dividends paid to shareholders that are corporations subject to New York franchise tax or income tax will be taxed as ordinary income to such shareholders, notwithstanding that all or a portion of such dividends are exempt from New York state personal income tax. Moreover, to the extent that the Fund's dividends are derived from sources other than New York Municipal Securities or federal obligations, such dividends will be subject to New York state personal income tax, even though such dividends may be exempt from federal regular income tax.



To the extent, if any, that dividends paid to shareholders are derived from taxable interest, market discount or capital gains, such dividends will not be exempt from New York state, New York City and other New York municipalities' personal income taxes whether received in cash or reinvested.



Records of dividends and other distributions, purchases and redemptions will be reflected on shareholders' Schwab statements. The Fund will notify shareholders at least annually as to the federal income and New York state, New York City and other New York municipalities' personal income tax consequences of distributions made each year.



The foregoing is only a brief summary of some of the federal and New York state, New York City and other New York municipalities' income tax considerations affecting the Fund and its shareholders. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situations.


                            SHARE PRICE CALCULATION


The price of a Sweep Share of the Fund on any given day is its net asset value per share or "NAV." This figure is computed by taking total Fund assets allocable to the Sweep Shares, subtracting any liabilities allocable to that class and dividing the resulting amount by the number of Sweep Shares outstanding. NAV is determined on each day that both the Federal Reserve Bank of New York and the Exchange are open for business, first at 10:00 a.m. (Eastern time), then again at the close of normal trading on the Exchange (generally 4:00 p.m. Eastern time). Purchase or redemption orders and exchange requests will be executed at the NAV next determined after receipt by the Transfer Agent or its authorized agent. While the Fund attempts to maintain its NAV at a constant $1.00, Fund shares are not insured against losses.



The Fund values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. Calculations are made to compare the value of the Fund's investments using the amortized cost method with market values. Except as described below, market valuations are obtained by using: (1) actual quotations provided by third-party pricing services or market makers; (2) estimates of market value; or (3) values obtained from yield data relating to comparable classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between NAV, as calculated by reference to market values and the $1.00 per share amortized cost value of the Sweep Shares of the Fund, or if there were any other deviation which the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated.


                        HOW THE FUND REPORTS PERFORMANCE


From time to time, the Fund may advertise the yield, effective yield, taxable equivalent yield, taxable equivalent effective yield and total return of the Sweep Shares. Performance figures are based upon historical results and are not intended to indicate future performance. Since money market funds seek to maintain a stable $1.00 share price, current 7-day yields are the most common illustration of money market fund performance.



YIELD refers to the income generated by a hypothetical investment in the Sweep Shares of the Fund over a specific 7-day period. This income is then annualized, which means that the income generated during the 7-day period is assumed to be generated each week over an annual period and is shown as a percentage of the hypothetical investment.


EFFECTIVE YIELD is calculated similarly, but the income earned by the investment is assumed to be compounded weekly when annualized. Effective yield will be slightly higher than yield due to this compounding effect.


TAXABLE EQUIVALENT YIELD is the yield that a taxable investment must generate in order to equal (after applicable taxes are deducted) the yield for an investor in stated federal, New York state, and New York municipal income tax brackets (normally assumed to be the applicable maximum tax rate). Taxable equivalent yield will be higher than tax-exempt yield. (See "Yield" in the SAI.)


TAXABLE EQUIVALENT EFFECTIVE YIELD is computed in the same manner as is taxable equivalent yield, except that effective yield is substituted for yield in the calculation.

TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.


The performance of the Sweep Shares may be compared to that of other mutual funds tracked by mutual fund rating services, various indices of investment performance, U.S. Government obligations, bank certificates of deposit, other investments for which reliable performance data is available and the consumer price index.


Because the Sweep Shares of the Fund are subject to different expenses than the Value Advantage Shares, the performance of the two classes of shares will differ.


Additional performance information about the Sweep Shares is available in the Fund's Annual Report, which is sent to all shareholders. To request a free copy, call 800-2 NO-LOAD.



                        INVESTING IN SHARES OF THE FUND



SHAREHOLDER SERVICE. You may place Fund purchase orders and orders to sell shares as well as exchange requests at any one of over 241 Schwab offices nationwide or by calling 800-2 NO-LOAD, where trained representatives are available to answer questions about the Fund and your account. The right to initiate transactions by telephone is automatically available through your Schwab account. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund follows telephone orders that it reasonably believes to be genuine, it will not be liable for any losses a shareholder may experience. If the Fund does not follow reasonable procedures to confirm that a telephone order is genuine, the Fund may be liable for any losses the shareholder may suffer from unauthorized or fraudulent orders. These procedures may include:


- requiring a form of personal identification prior to acting upon instructions received by telephone;


- providing written confirmation of such instructions; and


- tape recording telephone transactions.


Investors should remember that it may be difficult to complete transactions by telephone during periods of drastic economic or market changes, when our phone lines may become very busy with calls from other investors. If you want to buy, sell or exchange shares but have trouble reaching the Fund by telephone, you may want to use one of the other ways offered for completing the transactions discussed below, even though these procedures may mean that completing your transaction may take longer.

To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.


In an effort to reduce the Fund's mailing costs, the Fund consolidates shareholder mailings by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single package during each shareholder mailing. If you do not wish this consolidation to apply to your account(s), write to SchwabFunds(R) at 101 Montgomery Street, San Francisco, California 94104 to that effect.



Telephone purchase or redemption orders and exchange requests received prior to 8:00 p.m. (Eastern time) on any Business Day, once they have been verified as to the caller's identity and account ownership, will be deemed to be received by the Transfer Agent, or its authorized agent, prior to the next NAV determination. Subsequent telephone orders received prior to the first NAV determination on the following day will be deemed received prior to that day's second NAV determination.



OPENING A SCHWAB ACCOUNT. You may buy shares of the Fund through an account maintained with Schwab or any other entity designated by Schwab. Payment for shares should be made directly to Schwab. If you do not presently maintain a Schwab account and wish to establish one, simply complete a Schwab Account Application, available by calling 800-2 NO-LOAD, 24 hours a day. You may mail the application to Schwab at 101 Montgomery Street, San Francisco, California 94104. Corporations and other organizations should contact their local Schwab office to determine which additional forms may be necessary to open a Schwab account. With your Schwab account, you have access to other investments available at Schwab, such as stocks, bonds and other mutual funds.


The Securities Investor Protection Corporation ("SIPC") will provide account protection, in an amount up to $500,000, for securities, including Fund shares, which you hold in a Schwab account. Of course, SIPC account protection does not protect shareholders from share price fluctuations. If you already have a Schwab account, you may buy shares in the Fund as described below and need not open a new account.


SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab requires a $1,000 minimum initial investment and minimum maintenance balance to maintain a Schwab account ($500 for custodial accounts). A fee of $7.50 will be charged to Schwab accounts that fall below this minimum for three consecutive months in any quarter. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last 6 months, or if the shareholder's combined account balances at Schwab total $10,000 or more.



Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last 12 months.



DEPOSITING FUNDS. You may deposit funds into your Schwab account by check, wire or many other forms of electronic funds transfer. Secu-rities may also be deposited. All deposit checks should be made payable to Charles Schwab & Co., Inc. Schwab will charge a $15 service fee against an investor's Schwab account should a check be returned because of insufficient or uncollected funds or a stop payment order. If you would like to wire funds into or from your Schwab account, call 800-2 NO-LOAD. A service fee will be charged against your Schwab account for each wire sent.



WHEN YOU CAN BUY SHARES. If funds (including those transmitted by wire) are received by Schwab before the time of the Fund's last daily NAV calculation (normally 4:00 p.m. Eastern time), they will be available for investment on that day. If funds arrive after that time, they will be available for investment the next Business Day.



                               HOW TO BUY SHARES


AUTOMATIC INVESTMENT. When opening a Schwab brokerage account, an investor will be asked to select a SchwabFunds class or series with sweep privileges as a "primary fund." If the Fund is selected as a primary fund, free credit balances in the investor's brokerage account will be invested automatically in shares of the Fund according to the procedures described in the account agreement with the investor. Depending on the type of account, the automatic investment of free credit balances will be effected daily, weekly or at other times and may be subject to minimum investment and other requirements.


An investor with an existing Schwab brokerage account may add the automatic investment feature to his or her account by completing the appropriate section of the Schwab Account Application. A shareholder may change primary funds by calling or writing Schwab at the address referenced on the cover of this Prospectus. Note that the automatic investment feature is not available for Value Advantage Shares.



DIRECT PURCHASE. A Schwab account holder may buy shares of the Fund (if it is not his or her primary fund) in several ways. The minimum initial investment for Sweep Shares of the Fund is $1,000 and subsequent investments must be at least $100 for Schwab brokerage accounts and $1.00 for Schwab One(R) accounts.


BY TELEPHONE

You may use existing funds in your Schwab account to make initial and subsequent share purchases. To place your order, call 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


BY MAIL
You may direct that funds already in your Schwab account be used to make initial and subsequent share purchases. Alternatively, your purchase instructions may be accompanied by a check made payable to Charles Schwab & Co., Inc., which will be deposited into your Schwab account and used, as necessary, to cover all or part of your purchase order.


Written purchase orders (along with any checks) should be mailed to Schwab at 101 Montgomery Street, San Francisco, California 94104 and should:



- reference your Schwab account number (unless a Schwab Account Application is enclosed);


- specify the name of the Fund and class and the dollar amount of shares you would like to buy; and

- for initial share purchases only, select one of the distribution options listed below.


Once mailed, a purchase request is irrevocable and may not be modified or canceled.

ELECTRONICALLY

For more information regarding how to buy shares electronically using StreetSmart(R), The Equalizer(R) and TeleBroker(R), call 800-2 NO-LOAD.



MINIMUM BALANCE REQUIREMENTS. Due to the relatively high cost of maintaining smaller holdings, the Fund reserves the right to redeem a shareholder's shares if, as a result of redemptions, their aggregate value drops below the $100 minimum balance requirement for the Sweep Shares of the Fund. The Fund will notify shareholders in writing 30 days before taking such action to allow them to increase their holdings to at least the minimum level. Also note that, because they can only be held in Schwab accounts, Fund shares will be automatically redeemed should the Schwab account in which they are carried be closed.



DISTRIBUTION OPTIONS. The Schwab account standing instructions that you selected in your Schwab Account Application will determine which of the two distribution options listed below will apply to you. Fund distributions will be automatically reinvested, unless the Transfer Agent, or its authorized agent, has received instructions that distributions be mailed to you as they are paid. Call 800-2 NO-LOAD if you already have a Schwab account and wish to change your account standing instructions.



     AUTOMATIC REINVESTMENT: All distributions will be reinvested in additional full Sweep Shares of the Fund at the net asset value next determined after their payable date; or



     RECEIVE YOUR DIVIDENDS BY MAIL: All distributions will be credited to your Schwab account as of the payable date. If your account is coded to have dividends mailed immediately, checks will normally be mailed the Business Day after distributions are credited.



To change the distribution option you have selected, call 800-2 NO-LOAD.



WAIVERS AND OTHER PURCHASE INFORMATION. The minimum amounts required for automatic investment or direct purchase may be reduced or waived on certain occasions. For example, free credit balances in accounts of certain categories of investors, such as holders of Schwab One(R) and Schwab custodial accounts, may be invested automatically irrespective of amount. The Fund also may waive the required minimums for purchases by trustees, directors, officers or employees of Schwab, the Investment Manager or the Fund. The Fund reserves the right, in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this Prospectus, to reject purchase orders or to change the minimum investment requirements. All orders to buy shares of the Fund are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing.



                                 HOW TO SELL OR
                                EXCHANGE SHARES



The exchange privilege allows you to exchange your SchwabFunds(R) shares for shares of another SchwabFunds Series or classes available to investors in your state, provided you meet the initial and subsequent investment requirements and any other requirements relating to the Series or class of shares you wish to buy. Thus, you can conveniently modify your investments if your goals or market conditions change. For federal income tax and certain other purposes, an exchange of shares between funds will be treated as a sale of shares in one fund and the purchase of shares in another fund. An exchange of shares between classes of the same fund should not be treated as a sale of shares. The Fund reserves the right to modify, limit or terminate the exchange privilege upon 60 days' written notice.


AUTOMATIC REDEMPTION. A sale of Fund shares will be automatically effected to satisfy debit balances in an investor's Schwab account, to provide necessary cash collateral for an investor's margin obligation to Schwab and to settle securities transactions in the account. All such sales will be effected in accordance with the procedures described in the investor's Schwab Account Agreement.


DIRECT REDEMPTION OR EXCHANGE. You can sell or exchange your shares at any time by telephone, by mail or electronically, subject to the following terms and conditions:


- if you bought your shares by check, we will send you your money as soon as your check clears your bank, which may take up to 15 days;


- depending on the type of Schwab account you have, your money may earn interest during any holding period;


- you will receive the dividends declared for the day on which you sell your shares;


- a check for your shares will be issued on the Business Day after the Transfer Agent, or its authorized agent, receives proper instructions to sell your shares;


- a check normally will be mailed to you on the Business Day following the sale of your shares if you specifically request that it be mailed; and


- the Fund may suspend the right to sell shares or postpone payment for a sale of shares when trading on the Exchange is restricted; the Exchange is closed for any reason other than its normal weekend or holiday closings; emergency circumstances exist as determined by the SEC; or for any other circumstances as the SEC may permit.



BY TELEPHONE


You can sell or exchange your shares by telephone by calling 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


We need the following information in order to process your telephone sale or exchange request:

- your Schwab account number and your name for verification;


- the number of shares you want to sell or exchange;


- the name of the Fund and class from which you are selling or exchanging shares; and


- if you are exchanging your shares, the name of the Fund and class into which shares are to be exchanged and the distribution option you select.


BY MAIL

You can also sell or exchange shares by writing to the address on the cover of this Prospectus.



We need the following information in order to process your sale or exchange request:


- your Schwab account number and name for verification;


- the number of shares you want to sell or exchange;

- the name of the Fund and class from which you are selling or exchanging shares;


- if you are exchanging your shares, the name of the Fund and class into which shares are to be exchanged and the distribution option you select; and


- the signature of at least one of the registered Schwab account holders in the exact form specified in the account.


Once mailed, a sale or exchange request is irrevocable and may not be modified or canceled.

ELECTRONICALLY

For more information regarding how to sell or exchange shares electronically using StreetSmart(R), The Equalizer(R) and TeleBroker(R), call 800-2 NO-LOAD.



SCHWAB ONE(R) ACCOUNT FEATURES. Shareholders who hold shares of the Fund in Schwab One accounts are entitled to sell Fund shares through debit cards and checks. Investors should contact Schwab if they are interested in the benefits and requirements of a Schwab One account.

------------------------------------------------------
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR.
------------------------------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

------------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

                                                                  ==============
                                                                     BULK RATE
                                                                   U.S. POSTAGE

                                                                       PAID

                                                                  CHARLES SCHWAB
                                                                  ==============






SCHWABFUNDS(R)
101 Montgomery Street
San Francisco, CA 94104



2239-5 (4/97)  Printed on recycled paper.





SCHWAB NEW YORK
MUNICIPAL MONEY FUND-
Sweep Shares


Prospectus April 30, 1997





[SCHWABFUNDS LOGO]

                              CROSS REFERENCE SHEET
                                   PROSPECTUS
              Schwab Value Advantage Money Fund -- Investor Shares

PART A ITEM                                 PROSPECTUS CAPTION

1.   Cover Page                             Cover Page

2.   Synopsis                               Key Features of the Fund; Summary of
                                            Expenses; Matching the Fund to Your
                                            Investment Needs

3.   Condensed Financial Information        Financial Highlights

4.   General Description of Registrant      Cover Page; Matching the Fund to
                                            Your Investment Needs; Investment
                                            Objective and Policies; Organization
                                            and Management of the Fund

5.   Management of the Fund                 Organization and Management of the
                                            Fund

5A.  Management's Discussion of Fund
       Performance                          Important Information About Your
                                            Investment

6.   Capital Stock and Other Securities     Cover Page; Investment Objective and
                                            Policies; Investment Techniques Used
                                            by the Fund; Important Information
                                            About Your Investment

7.   Purchase of Securities Being Offered   Matching the Fund to Your Investment
                                            Needs; Investing in Shares of the
                                            Fund; Important Information About
                                            Your Investment

8.   Redemption or Repurchase               Investing in Shares of the Fund

9.   Pending Legal Proceedings              Inapplicable

                             SCHWAB VALUE ADVANTAGE


                         MONEY FUND(R)-INVESTOR SHARES



                           PROSPECTUS APRIL 30, 1997



TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Contact Charles Schwab & Co., Inc. ("Schwab") office at 800-2 NO-LOAD.



THE SCHWAB VALUE ADVANTAGE MONEY FUND, (the "Fund") is designed to provide you with the highest possible current income consistent with the Fund's investment objective while seeking to preserve your investment and provide you with liquidity.



ABOUT THIS PROSPECTUS: THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUNDS. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about the Fund in the Statement of Additional Information ("SAI") dated April 30, 1997 (as may be amended from time to time). The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with material incorporated by reference and other related materials using the SEC's World Wide Web address: http://www.sec.gov. The SAI is incorporated by reference into this Prospectus.



This Prospectus may be available electronically by using our World Wide Web address: http://www.schwab.com. To receive a free paper copy of this Prospectus or the SAI, call Schwab at 800-2 NO-LOAD, 24 hours a day, or write to the Fund at 101 Montgomery Street, San Francisco, California 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.



READING THIS PROSPECTUS. For your ease of reading, we have italicized certain terms which have been included in the glossary at the end of this Prospectus. If you are unsure of the meaning of any italicized term, check the glossary.


                               TABLE OF CONTENTS


                                          PAGE
                                          ----
Key Features of the Fund.................   2
Summary of Expenses......................   3
Financial Highlights.....................   4
Matching the Fund to Your
  Investment Needs.......................   5
Investment Objective and Policies........   5
Investment Techniques Used by the Fund...   8
Organization and Management
  of the Fund............................   9
Investing in Shares of the Fund..........  11
Important Information About
  Your Investment........................  15
Glossary of Important Terms..............  18



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.00.

                            KEY FEATURES OF THE FUND


MAXIMUM CURRENT INCOME AND SAFETY. The Fund's goal is to provide you with the highest possible current income consistent with the investment objectives of the Fund while preserving your investment and providing you with quick access to your money. To achieve this goal, the Fund invests in high-quality, short-term debt securities. (See "Investment Objectives and Policies.")



PRESERVATION OF INVESTMENT. The Fund seeks to maintain a stable net asset value per share (known as the Fund's "NAV") of $1.00. (See "Investment Objectives and Policies.")



READY ACCESS TO YOUR CASH. You can conveniently sell your shares of the Fund at any time. Generally, your redemption check will be available the next Business Day at your local Schwab office, or it can be mailed directly to you. (See "Investing in Shares of the Fund - How to Sell or Exchange Your Shares.")



LOW COST INVESTING. The Investor Shares of the Fund were designed with operating expenses well below the industry average. (See "Matching the Fund to Your Investment Needs.") Additionally, you pay no sales fee when you buy shares of the Fund. Fees may be charged for balances and transactions under the required minimums. (See "Investing in Shares of the Fund - How to Buy Shares" and "Investing in Shares of the Fund - How to Sell Shares.")



PROFESSIONAL MANAGEMENT OF THE FUND. Charles Schwab Investment Management, Inc. (the "Investment Manager") currently manages the mutual funds in the SchwabFunds(R), a family of 29 mutual funds with over $47 billion in assets as of April 1, 1997. (See "Organization and Management of the Fund - The Investment Manager.")



SHAREHOLDER SERVICES. Schwab's professional representatives are available toll-free 24 hours a day at 800-2 NO-LOAD to service your accounts. (See "Investing in Shares of the Fund.")


CONVENIENT REPORTING. You receive one consolidated account statement for all of your account activity that combines all of your mutual fund activity into one report.

                              SUMMARY OF EXPENSES



ANNUAL OPERATING EXPENSES. The Investor Shares of the Fund pay annual operating expenses from the class's income and assets. These expenses include management fees paid to the Investment Manager, transfer agency fees and other expenses. These expenses cover, for example, services such as investment research and management of the portfolio and maintaining shareholder records. Because these fees are paid from the Investor Shares' income and assets, they are factored into the price of the shares and into the dividends paid to shareholders. As a shareholder, you are not charged any of these fees directly.



INVESTOR SHARES(1)
Shareholder Transaction Expenses...................   $5(2)
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF
  AVERAGE NET ASSETS):
  Management Fee (after fee reduction)(3)..........   0.35%
  12b-1 Fees.......................................   None
  Other Expenses (after fee reductions and/or
    expense reimbursements)(4).....................   0.05%
                                                      -----
TOTAL FUND OPERATING EXPENSES(4)...................   0.40%



(1) For information regarding the key differences between the multiple classes of shares of the Fund, see "Matching the Fund to Your Investment Needs."



(2) You will be subject to a $5 administrative fee if you sell or exchange shares in an amount less than $5,000.



(3) This amount reflects a reduction by the Investment Manager, which is guaranteed through at least April 30, 1998. If there were no such reduction, the management fee would be 0.42% of average net assets.



(4) This amount reflects the guarantee by Schwab and the Investment Manager that, through at least April 30, 1998, total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.40% of average net assets. If there were no such reduction, other expenses and total operating expenses would be 0.28% and 0.70% of average net assets, respectively. The effect of this voluntary expense limitation is to maintain or increase the Fund's total return to shareholders. This amount does not include any fees that you may be charged if you do not maintain the minimum balance required in your Schwab account. (See "Investing in Shares of the Fund."



EXAMPLE. Based on the expenses in the table above, you would pay the following expenses on a $1,000 investment assuming (1) .5% annual return; and (2) redemption at the end of each period.



 1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------    --------    --------    --------
   $4         $13         $22         $51



THE PRECEDING TABLE IS AN EXAMPLE ONLY AND DOES NOT REPRESENT PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THE EXPENSES SHOWN IN THE EXAMPLE.

                              FINANCIAL HIGHLIGHTS


The following information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified reports are included in the Fund's Annual Report, which contains additional financial data and related notes. The financial highlights, financial statements and report of the auditor are incorporated by reference into the SAI. Free copies of the SAI and Annual Report may be obtained by calling the telephone number or writing to the address on the first page of this Prospectus.



                                                                  FOR THE PERIOD ENDED DECEMBER 31,
                                                            ---------------------------------------------
                                                 1996          1995         1994        1993     1992(1)
                                              -----------   ----------   ----------   --------   --------
Net asset value at beginning of year........  $      1.00   $     1.00   $     1.00   $   1.00   $   1.00
Income from investment operations:
  Net investment income.....................         0.05         0.06         0.04       0.03       0.02
  Net realized & unrealized gains (losses)
    on investment...........................           --           --           --         --         --
                                              -----------   ----------   ----------   --------   --------
  Total from investment operation...........         0.05         0.06         0.04       0.03       0.02
Less distributions:
  Dividends from net investment income......        (0.05)       (0.06)       (0.04)     (0.03)     (0.02)
  Dividends from realized gain on
    investments.............................           --           --           --         --         --
                                              -----------   ----------   ----------   --------   --------
Total distributions.........................        (0.05)       (0.06)       (0.04)     (0.03)     (0.02)
                                              -----------   ----------   ----------   --------   --------
Net asset value at end of period............  $      1.00   $     1.00   $     1.00   $   1.00   $   1.00
Total return (not annualized)...............        5.26%        5.80%        4.09%      3.02%      2.33%
                                              ===========   ==========   ==========   ========   ========
Ratios/Supplemental data:
  Net assets at end of period (000's).......  $10,476,537   $6,923,890   $3,731,629   $729,356   $319,024
  Ratio of expenses to average net
    assets*.................................        0.40%        0.40%        0.40%      0.39%      0.29%(2)
  Ratio of net investment income to average
    net assets*.............................        5.14%        5.63%        4.40%      2.97%      3.27%(2)



*The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced and absorbed by the Investment Manager and Schwab. Had these expenses not been reduced and absorbed, the Fund's expense and net investment income ratios would have been:


Ratio of expenses to average net assets.....        0.70%        0.72%        0.79%      0.82%      0.94%(2)
Ratio of net investment income to average
  net assets................................        4.84%        5.31%        4.01%      2.54%      2.62%(2)


(1) Period from April 30, 1992 (commencement of operations) to December 31,
    1992.



(2) Annualized

                   MATCHING THE FUND TO YOUR INVESTMENT NEEDS



Because the Fund is designed for larger balance accounts and less frequent shareholder transactions, it can keep the operating expenses lower than the industry average, which helps provide more competitive yields. The table below shows the total operating expenses compared to the industry average for similar type funds.


      THE FUND           INDUSTRY AVERAGE*
--------------------    --------------------
       0.40%                   0.70%


*Industry averages as reported by IBC/Financial Data Quarterly Report on Money
 Fund Performance, 4th Quarter, 1996.


Note: These amounts represent total operating expenses after fee waivers for first tier money funds, not including institutional money funds.


The Fund invests in high-quality money market securities and is designed for high current yields. Because shares of the Fund are held in your Schwab account, the proceeds from redemptions you make are available for other investment purchases you make in your account. Keep in mind, however, that because the Fund is intended for larger balance accounts, you may be charged a fee for redemptions or exchanges under the required minimum or if your balance falls below the required minimum.



The Fund may be appropriate for a variety of investment programs which can be long-term or short-term in nature. The Fund should not be a substitute for building an investment portfolio tailored to your individual investment needs and risk tolerance.



In addition to the Investor Shares offered by this Prospectus, Schwab also offers Sweep Shares of the Fund, pursuant to a multiple class plan adopted by the Board of Trustees of the Schwab Fund Family. The Sweep Shares of the Fund are available through automatic sweep investment programs. A "sweep" money fund may be more suitable for providing income on fluctuating cash balances in your account in between other investments. Generally, the minimum initial investment requirement for the Sweep Shares of the Fund is $25,000 and the minimum balance is $20,000. The Sweep shares of the Fund are not subject to certain administrative fees and pay an annual transfer agent fee of 0.25% of its average net assets.



The Sweep Shares of the Fund are available to certain investors qualifying for preferred services under the Schwab Priority or Active Trader programs, and certain customers of Schwab Institutional's Services for Investment Managers or Schwab's Retirement Plan Services. For a prospectus describing the other class of shares of the Fund, call Schwab at 800-2 NO-LOAD.


                              INVESTMENT OBJECTIVE
                                  AND POLICIES


The Fund's investment objective is to provide maximum current income consistent with liquidity and stability of capital. Because any investment involves risk, we cannot guarantee achieving its objective. This investment objective is fundamental. To achieve this objective, the Fund normally will invest in the following types of U.S. dollar-denominated debt instruments, which the Investment Manager has determined present minimal credit risk:


1. Bank certificates of deposit, time deposits or bankers' acceptances of domestic banks (including their foreign branches), U.S.

   branches of foreign banks and foreign branches of foreign banks having capital, surplus and undivided profits in excess of $100 million.


2. Commercial paper rated in one of the two highest rating categories by Moody's, S&P, Duff, Fitch, or any other nationally recognized statistical rating organization (referred to in this Prospectus as an "NRSRO") and commercial paper or notes of issuers who have an outstanding unsecured debt issue that is currently rated in one of the two highest rating categories by any NRSRO. The obligation also must be on the same or a higher level of priority as the rated issue and it must be collateralized to the same extent as the rated issue. The Fund may invest in other corporate obligations such as publicly traded bonds, debentures and notes rated in one of the two highest rating categories by any NRSRO, as well as other similar securities which, if unrated by any NRSRO, the Investment Manager, using guidelines approved by the Board of Trustees, determines to be at least equal in quality to one or more of the securities mentioned above. (For a description of the ratings, see "Appendix -- Ratings of Investment Securities" in the SAI.)


3. Obligations of, or obligations guaranteed by, the United States government, the Canadian government or their agencies or instrumentalities.

4. Repurchase agreements involving obligations that are suitable for investment under the categories listed above.


PRIVATE PLACEMENT SECURITIES. The Fund may invest in commercial paper that is exempt from registration according to Section 4(2) of the Securities Act of 1933 and that is resold to qualified institutional buyers under Securities Act Rule 144A (known as "Section 4(2) paper").


Federal securities laws restrict the disposition of Section 4(2) paper. Such commercial paper is generally sold to institutional investors who agree that they are purchasing the paper for investment and not for public distribution.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.


Because it is not possible to predict with assurance exactly how the market for
Section 4(2) paper will develop, our Investment Manager, pursuant to guidelines approved by the Board of Trustees, will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. The Fund's liquidity could be reduced if qualified institutional buyers become temporarily uninterested in purchasing these restricted securities.



The Fund will not invest more than 10% of its net assets in Section 4(2) paper and other illiquid securities, including repurchase agreements maturing in more than seven days, unless the Investment Manager determines, by continuously referring to the appropriate trading markets and following the guidelines approved by the Board of Trustees, that any Section 4(2) paper held in excess of this level is at all times liquid.



ASSET-BACKED COMMERCIAL PAPER. The Fund may invest in asset-backed commercial paper. Repayment of this type of commercial paper is intended to be obtained from an identified pool of assets, including automobile receiv-ables, credit card receivables and other types of receivables. Asset-backed commercial paper is issued by a special purpose vehicle (usually a corporation) that has been established for the purpose of issuing the commercial paper and purchasing the underlying pool of assets. The issuer of the commercial paper bears the direct risk of prepayment on the receivables constituting the underlying pool of assets. Credit support for such asset-backed commercial paper may be based on the underlying assets or it may be provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the seller) and over-collateralization. The Fund applies the same quality requirements to asset-backed commercial paper as to other securities purchased.



EURODOLLAR CERTIFICATES OF DEPOSIT AND FOREIGN SECURITIES. To the extent that the Fund purchases Eurodollar certificates of deposit and other similar obligations, consideration will be given to the fact that these issuers may not be subject to the same regulatory requirements as U.S. issuers, including U.S. banks.



Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political and legal developments. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas.



CONCENTRATION. Pursuant to a fundamental policy set forth in the SAI, the Fund will not invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry. However, this limitation will not apply to certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of certain foreign banks or obligations of or guaranteed by the U.S. Government or its agencies or instrumentalities.



VARIABLE RATE SECURITIES. The Fund may invest in instruments which have interest rates that are adjusted periodically, or which "float" continuously according to formulas intended to minimize any fluctuation in the values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit.


Generally, changes in the interest rate on Variable Rate Securities reduce the fluctuation of their market value. Accordingly, as interest rates decrease (or increase), Variable Rate Securities experience less capital appreciation (or depreciation) than fixed-rate obligations.

Some Variable Rate Securities ("Variable Rate Demand Securities") allow the purchaser to resell the securities at an amount approximately equal to amortized cost, or to the principal amount plus accrued interest. Like other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard that is intended to minimize fluctuations in the values of the securities. We determine the maturity of Variable Rate Securities in accordance with SEC rules.


GOVERNMENT SECURITIES. The Fund may invest in government securities, including U.S. Treasury notes, bills and bonds, which are backed by the full faith and credit of the U.S. Government. Some securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, for example, those issued by the Federal Home Loan Bank, while others, such as those issued by the Federal National Mortgage Association, Farm Credit System and Student Loan Marketing Association have an additional line of credit with the U.S. Treasury. However, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities. Accordingly, such securities may involve risk of loss of principal and interest.



WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. Generally, we will not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed delivery basis are recorded as an asset. The value of such securities may change as the general level of interest rates changes.



The Fund will invest no more than 25% of its total assets in when-issued or delayed delivery securities. The Funds will not purchase such securities for speculative purposes, and will expect to actually acquire the securities when purchased. However, the Fund reserves the right to sell any such securities before their settlement dates, if the Investment Manager deems such a sale advisable.



REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreements. By entering into a repurchase agreement, the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price. The repurchase price is higher than the purchase price, thereby determining the yield during the Fund's holding period. Repurchase agreements with broker-dealer firms will be limited to obligations of the U.S. Government, its agencies or instrumentalities. Maturity of the securities subject to repurchase may exceed one year.



If the seller of a repurchase agreement becomes bankrupt or otherwise defaults, the Fund might incur expenses in enforcing our rights and could experience losses, including a decline in the value of the underlying securities and a loss of income. We will enter into repurchase agreements only with banks and other recognized financial institutions that the Investment Manager deems creditworthy.


                           INVESTMENT TECHNIQUES USED
                                  BY THE FUND


MATURITY. The Fund will purchase only securities that mature in 397 days or less, or securities which have a variable rate of interest that is readjusted no less frequently than every 397 days.



BORROWING POLICY. The Fund may not borrow money except for temporary purposes to meet redemption requests that could not otherwise be met without immediately selling portfolio securities. The Fund may borrow an amount up to one-third of the value of our total assets and may pledge up to 10% of our net assets to secure such borrowings. The Fund will not borrow for leverage purposes. This borrowing policy is fundamental.



LIMITATION ON INVESTMENTS. The Fund is subject to the following limitation, which applies to all its investments other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities:



Except as provided in this paragraph, the Fund may not invest more than 5% of the value of its total assets in the securities of one issuer. However, the Fund may invest more than 5% of its total assets in the First Tier securities of a single issuer for a period of up to three Business Days after the purchase thereof, provided further that the Fund may not make more than one investment in accordance with the foregoing proviso at any time. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security. In certain circumstances, the guarantor of a security may also be considered to be an issuer in connection with such a guarantee.


                                ORGANIZATION AND
                             MANAGEMENT OF THE FUND


GENERAL OVERSIGHT. The Board of Trustees and officers meet regularly to review our investments, performance, expenses and other business affairs.



THE INVESTMENT MANAGER. Our Investment Manager, Charles Schwab Investment Management, Inc., manages the Fund, subject to the authority of the trustees and officers of the Trust. The Investment Manager, founded in 1989, is a wholly owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the mutual funds in the SchwabFunds, a family of 29 mutual funds. As of April 1, 1997, the SchwabFunds had aggregate net assets in excess of $47 billion.



Through a professional staff of portfolio managers and securities analysts, the Investment Manager provides the Fund with a continuous investment program, including general investment and economic advice regarding our investment strategies, manages the investment portfolio, performs expense management, accounting/record keeping and provides other services necessary to the Fund's operation.



TRANSFER AGENT AND SHAREHOLDER SERVICES. Schwab serves as the Shareholder Services Agent and Transfer Agent. Schwab provides information to shareholders, reports share ownership and all account activities and responds to all inquiries from shareholders. Schwab also distributes informational literature and furnishes the office space and equipment, telephone facilities and personnel that is necessary in providing shareholders services.



Schwab was established in 1971 and is one of America's largest discount brokers. Schwab provides low-cost securities brokerage and related financial services to over 4.1 million active customer accounts and has over 241 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab is a wholly owned subsidiary of The Charles Schwab Corporation. Charles
R. Schwab is the founder, Chairman, Chief Executive Officer and a Director of The Charles Schwab Corporation. As a result of his beneficial ownership interests in and other relationships with The Charles Schwab Corporation and its affiliates, Mr. Schwab may be deemed to be a control-ling person of Schwab and the Investment Manager.



                          OPERATING FEES AND EXPENSES



For investment management services, under the terms of its Investment Advisory and Administration Agreement, the Investment Manager is entitled to receive a graduated annual fee from the Fund. This fee is based on the value of the average daily net assets of the Fund and is payable monthly by the Fund in the amount of 0.46% of the Fund's average daily net assets not in excess of $1 billion; 0.45% of such assets over $1 billion, but not in excess of $3 billion; 0.40% of such assets over $3 billion but not in excess of $10 billion; 0.37% of such assets over $10 billion but not in excess of $20 billion and 0.34% of such assets over $20 billion.



For the fiscal period ended December 31, 1996, the Fund paid an investment management fee of 0.35% of average net assets and total operating expenses of 0.40% of average net assets.



For its services as Transfer Agent, Schwab is entitled to receive an annual fee of 0.05% of average net assets. In addition, for shareholder services provided, Schwab is entitled to receive an annual fee of 0.20% of average net assets.



Schwab serves as the Fund's principal underwriter/distributor but receives no compensation for this service.



OTHER EXPENSES. The Trust pays the expenses of our Fund's operations, including the fees and expenses for independent auditors, legal counsel, custodians, the cost of maintaining books and records of account, taxes, registration fees and the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws and industry association membership dues.


The Trust generally allocates these expenses among its individual investment portfolios ("Series"), or classes of shares within these Series, in proportion to their relative net assets at the time the expense is incurred. However, expenses directly attributable to a Series or class of a Series will be charged to that Series or class, respectively.

                               OTHER INFORMATION


The Trust is an open-end investment management company, organized as a business trust under the laws of Massachusetts on October 20, 1989 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more Series. Currently the Trust offers shares of 9 Series, which may be organized into one or more classes of shares of beneficial interest. The Board of Trustees may authorize the issuance of shares of additional Series or classes, if it deems it to be desirable to do so. Shares within each Series have equal, noncumulative voting rights and equal rights as to distributions, assets and liquidation of such Series, except to the extent such voting rights or rights as to distributions, assets and liquidation vary among classes of a Series.



ANNUAL SHAREHOLDER MEETINGS. The Trust is not required to hold annual meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as changing a Fund's fundamental policies, electing or removing Trustees or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.



YOUR VOTING RIGHTS. If we were to make changes to our management or fundamental policies, you would be asked to vote as a shareholder because shareholders have voting rights on these matters. If a meeting is held and you cannot attend, you may vote by proxy. Before the meeting, we will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back. You are entitled to one vote for each share owned. Unless permitted by the 1940 Act, shareholders vote by Series and not in the aggregate. For example, when voting to approve an investment advisory agreement for a Series, only shareholders of that Series may vote; when voting to elect Trustees, shareholders of all the Series vote in the aggregate. The differing expenses applicable to the Investor Shares and Sweep Shares of the Fund will cause the performance of the two classes to differ.


                              INVESTING IN SHARES
                                  OF THE FUND


You may place purchase and redemption orders as well as exchange requests by telephone by calling 800-2 NO-LOAD. The right to initiate transactions by telephone is automatically available through your Schwab account. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


We will follow reasonable procedures to confirm that your telephone instructions are genuine. If we follow telephone orders that we reasonably believe to be genuine, we will not be liable for any losses you may experience. If we do not follow reasonable procedures to confirm that your telephone order is genuine, we may be liable for any losses you may suffer from unauthorized or fraudulent orders. These procedures may include:

- requiring a form of personal identification before we act upon any instructions received by telephone;
- providing written confirmation of your telephone instructions; and
- tape recording all telephone transactions.

You should remember that it may be difficult to reach us by telephone during periods of drastic economic or market changes, when our phone lines become very busy with calls from other investors. If you want to purchase, redeem or exchange shares but have trouble reaching us by telephone, you may want to use one of the other ways we offer for completing the transactions discussed below, even though these procedures may mean that completing your transaction may take longer.

To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.


Twice a year, we will provide a report to all shareholders describing the Fund's performance and outlining the investments held in the portfolio. In order to reduce mailing costs, we consolidate these shareholder mailings by household. If a household has multiple accounts and the same address of record for all the accounts, we will send mailings for all accounts at that address in a single package. If you do not want this consolidation of mailings to apply to your account, write to SchwabFunds(R) at the address on the front of this Prospectus. To request a free copy of our

Annual Report (or Semi-Annual Report) to Shareholders, call 800-2 NO-LOAD.



OPENING A SCHWAB ACCOUNT. You may buy shares through a Schwab account or through an account with any other entity designated by Schwab. You can open a Schwab account by completing the appropriate account application. (Corporations and other organizations should contact a Schwab office to find out the additional forms that must be completed to open an account.)



Within your Schwab account, you have access to other investments available at Schwab such as stocks, bonds and other mutual funds. Additionally, the Securities Investor Protection Corporation (known as "SIPC") will provide account protection up to $500,000 for your securities, including shares of the Fund which you hold in a Schwab account. However, SIPC account protection does not protect you from any loss of principal due to market or economic conditions.



SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab requires a $1,000 deposit and account balance minimum to maintain a Schwab account ($500 for custodial accounts). A fee of $7.50 will be charged to Schwab brokerage accounts that fall below this minimum for three consecutive months in any quarter. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last 6 months, or if the shareholder's combined account balances at Schwab total $10,000 or more.



Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last twelve months.



DEPOSITING FUNDS. You may deposit funds into your Schwab account by check, wire or many other forms of electronic funds transfer (securities may also be deposited). All deposit checks should be made payable to Charles Schwab & Co., Inc. Schwab will charge your Schwab account a $15 service fee for any check returned because of insufficient or uncollected funds, or because of a stop payment order. If you would like to wire funds into or from your Schwab account, contact your local Schwab office for instructions. You can request that your Schwab office wire funds from your Schwab account to your bank account. There is a fee for each wire transfer of funds.



                               HOW TO BUY SHARES



WHEN YOU CAN BUY SHARES. Funds (including those which are transmitted by wire) received by Schwab before 4:00 p.m. (Eastern time) can be used to buy shares on that day. Funds that arrive after that time can be used to buy shares the next Business Day.



Schwab offers you several convenient ways to purchase Fund shares. You may choose the one that works best for you, and Schwab will confirm execution of your purchase order.


BY TELEPHONE

Call 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


BY MAIL

Written purchase orders (along with any checks) should be mailed to Schwab at

101 Montgomery Street, San Francisco, California 94104 and should:



- reference your Schwab account number;


- specify the name of the Fund and class and the dollar amount of shares you would like to purchase; and

- (initial share purchase only) select one of the distribution options listed below.

ELECTRONICALLY

For more information regarding how to buy shares electronically using StreetSmart(R), The Equalizer(R) and TeleBroker(R), call 800-2 NO-LOAD.



The minimum initial investment in the Investor Share of the Fund is $25,000 or $15,000 for an IRA or other retirement plan. After you have bought the minimum amount of shares for your initial investment, you can buy additional shares in amounts of at least $5,000 or $2,000 for an IRA or other retirement plan. The Transfer Agent imposes a $5 fee for each month your Fund account balance falls below the required $20,000 minimum or $15,000 for an IRA or other retirement plan. The Transfer Agent reserves the right to waive these minimums from time to time for clients of Schwab Institutional, a division of Schwab, and for certain other investors. See the SAI for more details.



The Fund, in its sole discretion and without prior notice to you, reserves the right to reject orders to buy shares, to change or waive the minimum investment requirements and to withdraw or suspend any part of the offering made by this Prospectus. In particular, if you engage in excessive exchange or redemption activity, the Fund reserves the right to refuse your future orders to buy shares in order to minimize the costs to the Fund associated with these practices. All orders to buy shares must be accepted by Schwab, and orders are not binding until Schwab confirms or accepts them in writing.



DISTRIBUTION OPTIONS. When you first buy shares, you may choose one of the two following distribution options:



     AUTOMATIC REINVESTMENT: All distributions will be reinvested in additional full and fractional shares of the Fund at the net asset value per share next determined on their payable date; or


     RECEIVE YOUR DIVIDENDS IN CASH: All distributions will be credited to your Schwab account on the date distributions are payable. If you choose to have your dividends mailed, a check normally will be mailed to you the Business Day after distributions are credited to your account.


To change the distribution option you have selected, call 800-2 NO-LOAD.



                      HOW TO SELL OR EXCHANGE YOUR SHARES



You can sell or exchange shares at any time by telephone, by mail or electronically, subject to the following terms and conditions:



- if your sale or exchange order is received by Schwab before 4:00 p.m. Eastern time, it will be processed that day;


- if you bought your shares by check, your money will be sent as soon as your check clears your bank, which may take up to 15 days;


- depending on the type of Schwab account you have, your money may earn interest during any holding period;


- you will receive the dividends declared for the day on which you sell your shares;


- a check for your shares will be issued on the Business Day after the Transfer Agent receives proper instructions to sell your shares;


- a check normally will be mailed to you on the Business Day following the sale of your shares if you specifically request that it be mailed; and


- The Fund may suspend the right to sell shares or postpone payment for a sale of shares when trading on the New York Stock Exchange (the "Exchange") is restricted, the Exchange is closed for any reason other than its normal weekend or holiday closings, emergency circumstances exist as determined by the SEC, or for any other circumstances as the SEC may permit.



The Transfer Agent will charge you a $5 administrative fee if you sell or exchange shares equal to or less than $5,000 and may sell additional shares from your account to pay the administrative fee. The Transfer Agent will waive this minimum for certain clients of Schwab Institutional, a division of Schwab, and for certain other investors. See the Statement of Additional Information for more details.



You can exchange your SchwabFunds(R) shares for shares of other SchwabFunds Series or classes available to investors in your state provided you meet the minimum initial or subsequent investment requirements and any other requirements relating to the Series or class of shares you wish to purchase. Thus, you can conveniently modify your investments if your goals or market conditions change.


We reserve the right to modify, limit, or terminate the exchange privilege upon 60 days' written notice. For federal income tax and other purposes, an exchange is treated as a sale of your shares and a purchase of other shares.

BY TELEPHONE

You can sell or exchange shares by telephone by calling 800-2 NO-LOAD. TDD users may contact Schwab at 800-345-2550, 24 hours a day.



We need the following information in order to process your telephone request:


- your Schwab account number and your name for verification;

- the number of shares you want to sell or exchange;


- the name of the Fund and class from which you are selling or exchanging shares;


- if exchanging, the name of the fund and class into which you want to exchange shares and the distribution option you select.


BY MAIL

You can sell or exchange shares by writing to the address on the cover of this Prospectus.



We need the following information in a letter from you in order to process your mail request:

- your Schwab account number;

- the number of shares you want to sell or exchange,


- the name of the Fund and class from which you are selling or exchanging shares;


- if exchanging, the name of the fund and class into which you want to exchange shares and the distribution option you select;


- the signature of at least one of the registered Schwab account holders of your account in the exact form specified in the account.



Once mailed, redemption and exchange requests are irrevocable and may not be modified or canceled.

ELECTRONICALLY

For more information regarding how to sell shares electronically using StreetSmart(R), The Equalizer(R) and TeleBroker(R), call 800-2 NO-LOAD.



NON-SWEEP LIQUIDATION POLICY. If no cash assets or margin credit balance is available in your Schwab Account, Schwab will redeem shares of the Fund without prior notification to you to cover (a) debits in your account resulting from transactions in securities; (b) payment of your Schwab One(R) checks; (c) payment of charges made on your Visa(R) debit card; (d) purchases made under an Automatic Investment Plan; and (e) debits due to electronic fund transactions. Schwab may charge you a $10 fee each time Schwab must redeem your shares in one of these circumstances.



If your account contains more than one Value Advantage Investments, shares will be redeemed from the Value Advantage Investments in your account with the highest balance at the time of the settlement of the transaction. If those shares are insufficient to satisfy the total amount due, then the Value Advantage Investments with the next highest balance in your account will be used until no Value Advantage Investments shares remain in your account. If the sum of the Value Advantage Investments you own is insufficient to satisfy the total amount due, none of your shares will be redeemed.



For redemptions made under the circumstances outlined above, you will not be charged an administrative fee for automatic redemptions which are less than the amount required to satisfy the Fund's minimum redemption requirement.


                          IMPORTANT INFORMATION ABOUT
                                YOUR INVESTMENT

                       DIVIDENDS AND OTHER DISTRIBUTIONS


Each Business Day the Fund's net investment income is determined by subtracting the Fund's expenses for that day from the amount the Fund earned on its investments on that day. Dividends from this net investment income each Business Day for those who were shareholders of record at the previous NAV calculation. Dividends are paid, or reinvested, on the 15th day of each month, if it is a Business Day. If the 15th day of the month is not a Business Day, dividends are paid on the next Business Day with the exception of the dividend scheduled to be paid in December, which is paid on the last Business Day in December.


                             INCOME TAX INFORMATION

The following is only a very brief summary of some of the federal income tax consequences that affect the Fund and its shareholders. Therefore, it is important that you consult with advisers about your own tax situation.


The Fund has qualified as a regulated investment company under the Code. In order for the Fund to continue to so qualify, the Fund will distribute to its shareholders on a current basis substantially all of the Fund's net investment income and net capital gains, if any and we will cause the Fund to meet certain other requirements. As a regulated investment company, the Fund will pay no federal income taxes to the extent that the Fund distributes earnings to its shareholders.



All distributions made that are attributable to taxable interest or short-term capital gains are taxable to shareholders as ordinary income. Reinvested distributions will be taxable as if they had been received by shareholders in cash.



The Fund will provide you with a record of all dividends, distributions, purchases and sales on your regular Schwab brokerage account statement. At least once a year the Fund will notify you of the federal income tax consequences of all distributions made that year to your account.


                   HOW WE DETERMINE THE PRICE OF YOUR SHARES


The price of a share is its net asset value per share, which we determine each Business Day at the close of trading on the Exchange, generally at 4:00 p.m., Eastern time. NAV is determined by taking the total assets, subtracting any liabilities and then dividing the resulting amount by the number of shares outstanding. Purchase or redemption orders and exchange requests will be executed at the NAV next determined after receipt by the Transfer Agent or its authorized agent. While the Fund tries to maintain its NAV at a constant $1.00, your shares are not guaranteed against losses of value.



The Fund's portfolio securities are valued at the price paid when bought, adjusting to reflect amortization of premium or any discount (amortized cost method). This value is then compared to the market value of the Fund's investments.



If a deviation of 1/2 of 1% or more between NAV as calculated by market values and the $1.00 per share amortized cost value, or if there is any other deviation which the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be taken.



                        HOW THE FUNDS REPORT PERFORMANCE



From time to time, the Fund or the Investor Shares of the Fund may advertise the yield and effective yield, taxable equivalent yield, taxable equivalent effective yield and total return. The Fund's actual performance will, of course, vary from year to year and past performance in no way represents or guarantees future performance. How the Fund performs in any given year will depend on the type and quality of securities in which we invest, the market and the operating expenses of the Fund. Since money market funds seek to maintain a stable $1.00 share price, current 7-day yields are the most common illustration of money market fund performance.



YIELD. When calculating the yield, some hypothetical assumptions are made about how the Fund will do for one year. The income generated over one 7-day period by a hypothetical investment is to be generated each week for one year. This income for the year is then shown as a percentage of the hypothetical investment. Because money market funds attempt to maintain a stable NAV of $1.00, yield is the most common way to report performance. (See the section entitled "Yield" in the SAI for more information.)



EFFECTIVE YIELD. Effective yield is calculated the same way, but the income generated by our hypothetical investment is compounded weekly over the hypothetical year. Because of the effect of compounding, the effective yield will be slightly higher than the yield.



TOTAL RETURN. Total return is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.



COMPARING THE FUND'S PERFORMANCE
WITH OTHER FUNDS. The Fund may
compare the performance of the Fund
or class with the performance of
other mutual funds by comparing the
ratings of mutual fund rating
services, various indices of
investment performance, United
States Government obligations, bank
certificates of deposit, the
consumer price index and other
investments for which reliable data
is available.

                          GLOSSARY OF IMPORTANT TERMS

AMORTIZED COST METHOD: the method of calculating a money market mutual fund's net asset value whereby portfolio securities are valued at the fund's acquisition cost, as adjusted for amortization or premium or accretion of discount, rather than at their value based on current market factors.

ANNUALIZED: calculated to represent a year; a statement produced by calculating financial results covering less than a year to show what would happen if the results were hypothetically extended to cover an entire year.

BUSINESS DAY: any day both the Federal Reserve Bank of New York and the New York Stock Exchange are open for business. A Business Day normally begins at 9:30 a.m. (Eastern time) when the Exchange opens and usually ends at 4 p.m. (Eastern time) when the Exchange closes.

CAPITAL GAIN OR LOSS: the increase or decrease in the value of a security relative to the original purchase price. A gain is realized when the security that has increased in value is sold. If a security is held for more than 12 months and then sold at a profit, that profit is a realized long-term capital gain. If it is sold at a profit after being held for less than 12 months, that profit is a realized short-term capital gain.

CODE: the Internal Revenue Code of 1986, as amended.

COMMERCIAL PAPER: unsecured debt obligations issued by businesses and sold at a discount but redeemed at par within 2 to 270 days.

DISTRIBUTION: payment the Fund makes to shareholders. There are two kinds of distributions: dividends, or the profits (after expenses) from the fund's investments and capital gains distributions.


DIVERSIFIED: under the 1940 Act, a diversified money market fund generally may not invest more than 5% of its assets in the securities of any one issuer and may not hold more than 10% of the voting shares of any one issuer. Certain minor exceptions apply to this policy, which are described under "INVESTMENT TECHNIQUES USED BY THE FUND - Limitations on Investments - Diversification."


DUFF: Duff & Phelps Credit Rating Co., an NRSRO.

FITCH: Fitch Investor Services, Inc., an NRSRO.

FUND: The Schwab Value Advantage Money Fund.

FUNDAMENTAL: a policy that cannot be changed without the approval of a majority (as defined in the 1940 Act) of the shareholders of a fund.

HIGH-QUALITY: rated in one of the two highest ratings categories assigned by any NRSRO.

INVESTMENT MANAGER: Charles Schwab Investment Management, Inc.


LIQUIDITY: ability to convert assets into cash or cash equivalents within 7-days at a fair value.


MATURITY: the date on which the principal of a debt obligation such as a bond comes due and must be repaid.

MONEY MARKET INSTRUMENT: short-term, liquid debt such as Treasury bills and commercial paper, which is sold at a discount but redeemed at par. See Commercial Paper.

MOODY'S: Moody's Investors Service, an NRSRO.


NET ASSET VALUE PER SHARE (NAV): the value of one share of a fund or a class of a fund.

This value is determined by adding the total Fund assets, subtracting all liabilities and then dividing the resulting number by the number of shares outstanding.

1940 ACT: the Investment Company Act of 1940, as amended.

NONCUMULATIVE VOTING RIGHTS: the right of a shareholder to vote only the number of shares owned at the time of voting.

NRSRO: a Nationally Recognized Statistical Rating Organization, such as Moody's, S&P, Duff or Fitch.


PAR: for a stock, par is the value assigned to the stock at the time it is issued. It does not reflect either the intrinsic value of the security nor its market value. For a bond, par is the price at which the bond will be redeemed at its date of maturity and the value on which the calculation interest payments is based.


PORTFOLIO: the total stocks, bonds and other securities held by an individual investor, a mutual fund, or a financial institution.

PRINCIPAL: capital; the original value of an investment or a debt; the face value of a bond.


RESTRICTED SECURITY: securities that cannot be sold publicly without prior agreement with the issuer to register the securities under the Securities Act of 1933, which permits only limited sale under specified conditions.


RISK: the possibility of losing all or part of an investment, that the value of the investment will decrease, or that the investor will receive little or no return on the investment.

S&P: Standard & Poor's Corporation, an NRSRO.


SCHWAB: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104.


SECURITIES AND EXCHANGE COMMISSION (SEC): established by Congress to administer the Securities Act of 1933 and other securities-related laws.

SECURITIES INVESTOR PROTECTION CORPORATION (SIPC): a government sponsored private corporation that insures securities accounts held in brokerages for up to $500,000 in the event of the bankruptcy or financial failure of the brokerage. The insurance does not cover loss due to financial risk.

SHORT-TERM: with respect to the Fund's portfolio investments, maturing in 397 days or less.


TRANSFER AGENT: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104.


TRUST: The Charles Schwab Family of Funds.

YIELD: the dividend or interest paid by a security. The yield is calculated as a percentage of the security's current market price. A stock selling for $80 per share and paying dividends of $6.40 is yielding 8 percent ($6.40 / $80 = .08). Likewise, a bond with a par or face value of $1,000 and a 9 percent interest rate selling for $600 is yielding 15 percent ($90 / $600 = .15). Interest on a bond is always based on the par or face value of the bond, while the yield or return is based on the market price.

------------------------------------------------------
NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY STATEMENTS ABOUT THIS OFFERING OTHER THAN THE INFORMATION CONTAINED IN THIS PROSPECTUS AND IN OFFICIAL SALES MATERIALS. IF ANYONE GIVES ANY OTHER INFORMATION OR MAKES ANY OTHER REPRESENTATIONS, DO NOT RELY ON SUCH INFORMATION OR REPRESENTATIONS.
------------------------------------------------------

THIS PROSPECTUS IS NOT AN OFFER IN ANY STATE IN WHICH SUCH AN OFFER MAY NOT LAWFULLY BE MADE, NOR IS IT AN OFFER TO ANY PERSON TO WHOM SUCH AN OFFER MAY NOT LAWFULLY BE MADE.

------------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

                                                                  ==============
                                                                     BULK RATE
                                                                   U.S. POSTAGE

                                                                       PAID

                                                                  CHARLES SCHWAB
                                                                  ==============






SCHWABFUNDS(R)
101 Montgomery Street
San Francisco, CA 94104



840-8 (4/97)  Printed on recycled paper.





SCHWAB VALUE
ADVANTAGE
MONEY FUND(R)



Prospectus April 30, 1997





[SCHWABFUNDS LOGO]

                              CROSS REFERENCE SHEET
                                   PROSPECTUS
                    Schwab Institutional Advantage Money Fund


PART A ITEM                                 PROSPECTUS CAPTION

1. Cover Page                               Cover Page

2. Synopsis                                 Key Features of the Fund; Summary of
                                            Expenses

3. Condensed Financial Information          Financial Highlights

4. General Description of Registrant        Cover Page; Investment Objective and
                                            Policies; Organization and
                                            Management of the Fund

5. Management of the Fund                   Organization and Management of the
                                            Funds

5A. Management's Discussion of Fund
     Performance                            How the Fund Reports Performance

6. Capital Stock and Other Securities       Cover Page; Investment Objective and
                                            Policies; Distributions and Taxes

7. Purchase of Securities Being Offered     Share Price Calculation; Investing
                                            in Shares of the Fund - How to Buy
                                            Shares

8. Redemption or Repurchase                 Investing in Shares of the Fund -
                                            How to Exchange Shares; Investing in
                                            Shares of the Fund - How to Sell
                                            Shares;

9. Pending Legal Proceedings                Inapplicable

                  SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND(R)

                           PROSPECTUS APRIL 30, 1997



THE SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND (the "Fund") is designed for retirement plans, plan participants and other institutional investors who seek maximum current income consistent with liquidity and stability of capital, for investment of their own funds or funds for which they act in a fiduciary, agency or custodial capacity.



ABOUT THIS PROSPECTUS: THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUND. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about the Fund in the Fund's Statement of Additional Information ("SAI"), dated April 30, 1997 (as may be amended from time to time). The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus.



This Prospectus may be available electronically by using our World Wide Web address: http://www.schwab.com. This Prospectus, the SAI, materials incorporated by reference and other related information is also available at the SEC's World Wide Web address: http://www.sec.gov. To receive a free paper copy of this Prospectus or the SAI, call the Fund at 800-2 NO-LOAD, 24 hours a day, or write to the Fund at 101 Montgomery Street, San Francisco, California 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Key Features of the Fund..............     2
Summary of Expenses...................     3
Financial Highlights..................     4
Investment Objective and Policies.....     5
Organization and Management of the
  Fund................................     8
Distributions and Taxes...............    10
Share Price Calculation...............    10
How the Fund Reports Performance......    11
Investing in Shares of the Fund.......    11
  How to Buy Shares...................    12
  How to Exchange Shares..............    13
  How to Sell Shares..................    13


THESE SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.00.

                            KEY FEATURES OF THE FUND

MAXIMUM CURRENT INCOME AND SAFETY. The Fund is designed for retirement plans, plan participants and other institutional investors who seek maximum current income consistent with liquidity and stability of capital, for investment of their own funds or funds for which they act in a fiduciary, agency or custodial capacity. The Fund invests in high-quality, short-term debt securities. (See "Investment Objective and Policies.")


STABILITY OF PRINCIPAL. The Fund seeks to maintain a stable net asset value ("NAV") per share of $1.00. (See "Share Price Calculation.")



LIQUIDITY. You can conveniently sell your shares of the Fund at any time. (See "Investing in Shares of the Fund - How to Sell Shares.")



LOW COST INVESTING. The Fund imposes no sales or transaction fees on purchases of Fund shares. (See "Summary of Expenses.") In addition, total fund operating expenses will not exceed 0.50% of the Fund's average daily net assets, as guaranteed by Charles Schwab Investment Management, Inc. (the "Investment Manager") and Schwab through at least April 30, 1998. (See "Summary of Expenses.")



PROFESSIONAL MANAGEMENT. The Investment Manager currently provides investment management services to the SchwabFunds(R), a family of 29 mutual funds with over $47 billion in assets as of April 1, 1997. (See "Organization and Management of the Fund.")



SHAREHOLDER SERVICE. A representative of Schwab and/or of The Charles Schwab Trust Company ("Schwab Representative" or the "Trust Company") is available toll-free to receive your Fund orders. (See "Investing in Shares of the Fund - How to Buy Shares," "Investing in Shares of the Fund - How to Exchange Shares" and "Investing in Shares of the Fund - How to Sell Shares.")



CONVENIENT RECORD KEEPING. Individual investors receive one consolidated account statement for all their account activity including records of all Fund transactions.

                              SUMMARY OF EXPENSES


SHAREHOLDER TRANSACTION EXPENSES:        None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE
  NET ASSETS):
  Management Fees
     (after fee reduction)1.........    0.26%
  12b-1 Fees........................     None
  Other Expenses (after fee
     reduction and/or expense
     reimbursement)2................    0.24%
                                       ------
TOTAL FUND OPERATING EXPENSES2......    0.50%



1 This amount reflects a reduction by the Investment Manager, which is guaranteed at least through April 30, 1998. If there were no such reduction, the maximum management fee for the Fund would have been 0.46% of the Fund's average daily net assets. (See "Organization and Management of the Fund - Operating Fees and Expenses.")



2 This amount reflects the guarantee by the Investment Manager and Schwab that, at least through April 30, 1998, the total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.50% of the Fund's average daily net assets. Without this guarantee, the Fund's other expenses and total fund operating expenses would have been 0.42% and 0.88%, respectively, of the Fund's average daily net assets.



EXAMPLE. Based on the expenses in the above table, you would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each period:



1 YEAR     3 YEARS     5 YEARS     10 YEARS
------     -------     -------     --------
  $5         $16         $28         $ 63



THE PURPOSE OF THE PRECEDING TABLE IS TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS HYPOTHETICAL RATE OF RETURN IS NOT INTENDED TO BE REPRESENTATIVE OF PAST OR FUTURE PERFORMANCE.

                              FINANCIAL HIGHLIGHTS


The following information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report is included in the Fund's Annual Report, which contains additional financial data and related notes. The Financial Highlights, financial statements and report of the auditor are incorporated by reference into the SAI. A free copy of the SAI and the Annual Report may be obtained by calling the telephone number or writing to the address on the first page of this Prospectus.



                                                   FOR THE YEAR ENDED     FOR THE YEAR ENDED     FOR THE PERIOD ENDED
                                                   DECEMBER 31, 1996      DECEMBER 31, 1995      DECEMBER 31, 1994(1)
                                                   ------------------     ------------------     ---------------------
Net asset value at beginning of period............      $   1.00               $   1.00                 $  1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................          0.05                   0.06                    0.04
  Net realized and unrealized gain (loss)
    on investments................................            --                     --                      --
                                                   ------------------        ----------              ----------
  Total from investment operations................          0.05                   0.06                    0.04
LESS DISTRIBUTIONS
  Dividends from net investment income............         (0.05)                 (0.06)                  (0.04)
  Distributions from realized gain on
    investments...................................            --                     --                      --
                                                   ------------------        ----------              ----------
  Total distributions.............................         (0.05)                 (0.06)                  (0.04)
                                                   ------------------        ----------              ----------
Net asset value at end of period..................      $   1.00               $   1.00                 $  1.00
                                                   =============          =============          ==============
Total Return (not annualized).....................          5.15%                  5.65%                   3.86%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000s)................      $139,021               $ 80,746                 $60,088
  Ratio of expenses to average net assets(2)......          0.50%                  0.53%                   0.55%(3)
  Ratio of net investment income to average
    net assets(2).................................          5.03%                  5.50%                   4.04%(3)
(1) Period from January 4, 1994 (commencement of operations) to December 31, 1994.
(2) The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced by the Investment Manager and Schwab. Had these expenses not been reduced, the
    Fund's expense and net investment income ratios would have been:
  Ratio of expenses to average net assets.........          0.88%                  0.90%                   0.92%(3)
  Ratio of net investment income to average net
    assets........................................          4.65%                  5.13%                   3.67%(3)
(3) Annualized

                            INVESTMENT OBJECTIVE AND

                                    POLICIES


The Fund's investment objective is maximum current income consistent with liquidity and stability of capital. This investment objective is fundamental, and cannot be changed without shareholder approval. The Fund will only purchase securities that are deemed to mature in 397 days or less in accordance with federal securities regulations, or which have a variable rate of interest readjusted no less frequently than every 397 days. The Fund pursues its objective by investing in the following types of U.S. dollar-denominated debt instruments which are determined by the Investment Manager to present minimal credit risk:



- Certificates of deposit, time deposits, notes and bankers' acceptances of domestic banks (including their foreign branches), U.S. branches of foreign banks and foreign branches of foreign banks having capital, surplus and undivided profits in excess of $100 million.



- Commercial paper, including asset-backed commercial paper, rated in one of the two highest rating categories by any nationally recognized statistical rating organization ("NRSRO"), including Moody's Investors Service, Standard & Poor's Corporation, Duff & Phelps, Inc., Fitch Investor Services, Inc., or commercial paper or notes of issuers with an unsecured debt issue outstanding currently rated in one of the two highest rating categories of any NRSRO, where the obligation is on the same or a higher level of priority and collateralized to the same extent as the rated issue. The Fund may also invest in other corporate obligations such as publicly traded bonds, debentures and notes rated in one of the two highest rating categories by any NRSRO and other similar securities which, if unrated by any NRSRO, are determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the above referenced securities. Notwithstanding the foregoing, the Fund may invest no more than 5% of its total assets in securities that are given the second highest rating by any NRSRO.



- Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities.



- Repurchase agreements involving obligations that are suitable for investment under the categories listed above.



U.S. GOVERNMENT SECURITIES. U.S. Treasury securities, including notes, bills and bonds are backed by the full faith and credit of the U.S. Government. Some securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, while others have an additional line of credit with the U.S. Treasury. With respect to securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities. Accordingly, such securities may involve risk of loss of principal and interest.


EURODOLLAR CERTIFICATES OF DEPOSIT AND FOREIGN SECURITIES. To the extent that the Fund purchases Eurodollar certificates of deposit and other similar obligations, consideration will be given to the fact that these issuers may not be subject to the same regulatory requirements as U.S. issuers, including U.S. banks.

Investments in securities of foreign issuers or securities principally traded overseas, may involve certain special risks due to foreign economic, political and legal developments. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas.


CONCENTRATION. Pursuant to a fundamental policy set forth in the SAI, the Fund will not invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry. However, this limitation will not apply to certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of certain foreign banks or obligations of or guaranteed by the U.S. Government or its agencies or instrumentalities.



PRIVATE PLACEMENTS. The Fund may invest in commercial paper and other securities that are exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Federal securities laws restrict the disposition of Section 4(2) paper. The Fund will not invest more than 10% of its net assets in Section 4(2) paper and other illiquid securities unless the Investment Manager determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Board of Trustees, that any Section 4(2) paper held by the Fund in excess of this level is liquid. The Fund will invest no more than 15% of its net assets in restricted securities.


The Fund's ownership of Section 4(2) paper could have the effect of reducing the Fund's liquidity to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

ASSET-BACKED COMMERCIAL PAPER. The Fund may invest in asset-backed commercial paper. Repayment of this type of commercial paper is intended to be obtained from an identified pool of assets, including automobile receivables, credit card receivables and other types of assets. Asset-backed commercial paper is issued by a special purpose vehicle (usually a corporation) that has been established for the purpose of issuing commercial paper and purchasing the underlying pool of assets. The issuer of the commercial paper bears the direct risk of prepayment on the receivables constituting the underlying pool of assets. Credit support for asset-backed securities may be based on the underlying assets or it may be provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees and over-collateralization.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. The Fund generally will not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed delivery basis are recorded as an asset. The value of such securities may change as the general level of interest rate changes.

The Fund will not invest more than 25% of its total assets in when-issued or delayed delivery securities. The Fund will not purchase such securities for speculative purposes and will expect to actually acquire the securities when purchased. However, the Fund reserves the right to sell any such securities before their settlement dates if the Investment Manager deems such a sale advisable.



REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby, determining the yield during the Fund's holding period. Maturity of the securities subject to repurchase may exceed one year.



If the seller of a repurchase agreement becomes bankrupt or otherwise defaults, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The Fund will enter into repurchase agreements, only with banks and other recognized financial institutions that the Investment Manager deems creditworthy.



ILLIQUID SECURITIES. Pursuant to a fundamental policy set forth in the SAI, the Fund will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than 7-days, if, as a result thereof, more than 10% of the Fund's net assets valued at the time of the transaction are invested in such securities.


VARIABLE RATE SECURITIES. The Fund may invest in instruments having rates of interest that are adjusted periodically, or which "float" continuously according to formulas intended to minimize any fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities ordinarily is determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate or the rate of return on commercial paper or bank certificates of deposit.

Some Variable Rate Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Fund determines the maturity of Variable Rate Securities in accordance with SEC rules. As interest rates decrease or increase, Variable Rate Securities experience less appreciation or depreciation than fixed-rate obligations.

SECURITIES LENDING. To increase its income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions that borrow securities. No more than one-third of the Fund's total assets may be represented by loaned securities. The Fund's loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities equal at all times to at least 100% of the loaned securities' market value plus accrued interest. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, such loans will be made only to firms deemed by the Investment Manager to be of good standing and when, in the judgment of the Investment Manager, the income which can be earned currently from such loans justifies the attendant risk.


BORROWING POLICY. Pursuant to a fundamental policy set forth in the SAI, the Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. The Fund will not borrow for leverage purposes.



ADDITIONAL INFORMATION. Please see the SAI for further information regarding foreign securities, Section 4(2) paper, the investment rating categories employed by various NRSROs and other investment techniques used by the Fund.


                                ORGANIZATION AND
                             MANAGEMENT OF THE FUND


GENERAL OVERSIGHT. The Board of Trustees and officers meet regularly to review investments, performance, expenses and other business affairs.



THE INVESTMENT MANAGER. Professional investment management for the Fund is provided by the Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104. The Investment Manager provides a continuous investment program, including general investment and economic advice regarding the Fund's investment strategies; manages the Fund's investment portfolio and performs expense management, accounting and record keeping; and provides other services necessary to the operation of the Fund. The Investment Manager, formed in 1989, is a wholly-owned subsidiary of The Charles Schwab Corporation and is also the investment adviser to and administrator of the mutual funds in the SchwabFunds(R), a family of 29 mutual funds. As of April 1, 1997, the SchwabFunds(R) had aggregate net assets in excess of $47 billion.


TRANSFER AGENT AND SHAREHOLDER SERVICES. Charles Schwab & Co., Inc. ("Schwab" or the "Transfer Agent"), 101 Montgomery Street, San Francisco, California 94104, serves as shareholder services agent and transfer agent for the Fund. Schwab provides information and services to shareholders, which include reporting share ownership, sales and dividend activity (and associated tax consequences), responding to daily inquiries and effecting the transfer of Fund shares. It furnishes such office space and equipment, telephone facilities, personnel and informational literature distribution as is necessary or appropriate in providing the described shareholder and transfer agency information and services. Schwab is also the Fund's distributor, but receives no compensation for its services as such.


Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 4.1 million active customer accounts and has over 241 branch offices. Schwab is a wholly-owned subsidiary of The Charles Schwab Corporation. Charles
R. Schwab is the founder, Chairman, Chief Executive Officer and a Director of The Charles Schwab Corporation. As a result of his beneficial ownership interests in and other relationships with The Charles Schwab Corporation and its affiliates, Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.

                          OPERATING FEES AND EXPENSES


Pursuant to its Investment Advisory and Administration Agreement with the Fund, the Investment Manager is entitled to receive from the Fund a graduated annual fee, payable monthly of: 0.46% of the Fund's average daily net assets not in excess of $1 billion; 0.45% of such assets over $1 billion but not in excess of $3 billion; 0.40% of such assets over $3 billion but not in excess of $10 billion; 0.37% of such assets over $10 billion but not in excess of $20 billion; and 0.34% of such net assets over $20 billion.



For the fiscal year ended December 31, 1996, the Fund paid a management fee of 0.26% of the Fund's average daily net assets and paid total fund operating expenses of 0.50% of the Fund's average daily net assets.



For transfer agency services provided to the Fund, Schwab is entitled to receive an annual fee, payable monthly, of 0.05% of the Fund's average daily net assets. In addition, for shareholder services provided, Schwab is entitled to receive an annual fee, payable monthly, of 0.20% of the Fund's average daily net assets.



OTHER EXPENSES. The Charles Schwab Family of Funds (the "Trust") pays the expenses of its operations, including: the fees and expenses for independent accountants, legal counsel and the custodian of its assets; the cost of maintaining books and records of account; registration fees; the fees and expenses of qualifying its shares for distribution under federal and state securities laws; and industry association membership dues. The expenses generally are allocated among the Trust's investment portfolios ("Series") or classes of shares within these Series, in proportion to their relative net assets at the time the expense is incurred. However, expenses directly attributable to a particular Series or class of a Series will be charged to that Series or class, respectively.


                               OTHER INFORMATION


The Trust is an open-end investment management company organized as a business trust under the laws of Massachusetts on October 20, 1989 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more Series. Currently, the Trust offers shares of 9 Series which may be organized into one or more classes of shares of beneficial interest. The Board of Trustees may authorize the issuance of shares of additional Series or classes if it deems it desirable. Shares within each Series or class have equal, noncumulative voting rights and equal rights as to distributions, assets and liquidation of such Series, except to the extent such voting rights or rights as to distributions, assets and liquidation vary among classes of a Series.



SHAREHOLDER MEETINGS AND VOTING RIGHTS. The Trust is not required to hold annual shareholders' meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as changing fundamental policies, electing or removing Trustees or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon by written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.


Shareholders will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permit-ted under the 1940 Act, such as for the election of Trustees.

                            DISTRIBUTIONS AND TAXES


DIVIDENDS AND OTHER DISTRIBUTIONS. On each day that the NAV is determined ("Business Day"), the Fund's net investment income is declared at the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) as a dividend to shareholders of record at that time. Dividends are normally paid (and, where applicable, reinvested) on the 15th of each month, if a Business Day, otherwise on the next Business Day, with the exception of the dividend paid in December, which is scheduled to be paid on the last Business Day in December.



FEDERAL INCOME TAX INFORMATION. The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), qualified as such and intends to continue to so qualify. In order to so qualify, the Fund will distribute on a current basis substantially all of its investment company taxable income and net capital gains and will meet certain other requirements. Such qualification relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed. Generally, distributions are taxable to shareholders as ordinary income.


Records of dividends and other distributions, purchases and redemptions will be reflected on shareholders' account statements. The Fund will notify shareholders at least annually as to the federal income tax consequences of distributions made each year.

The foregoing is only a brief summary of some of the federal income tax considerations affecting the Fund and its shareholders. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situations.

                            SHARE PRICE CALCULATION


The price of a share on any given day is its net asset value per share or "NAV." This figure is computed by taking total Fund assets, subtracting any liabilities, and dividing the resulting amount by the number of Fund shares outstanding. The NAV is determined on each day that both the Federal Reserve Bank of New York and the Exchange are open for business (generally as of 4:00 p.m. Eastern time). Purchase or redemption orders and exchange requests will be executed at the NAV next determined after receipt by the Transfer Agent or its authorized agent. While the Fund attempts to maintain its NAV at a constant $1.00, Fund shares are not insured against losses.



The Fund values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. Calculations are made to compare the value of the Fund's investments using the amortized cost method with market values. Market valuations are obtained by using: (1) actual quotations provided by third-party pricing services or market makers; (2) estimates of market value; or (3) values obtained from yield data relating to comparable classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of
 1/2 of 1% or more were to occur between the Fund's NAV as calculated by reference to market values and the Fund's $1.00 per share amortized cost value, or if there were any other deviation which the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated.


                        HOW THE FUND REPORTS PERFORMANCE


From time to time the Fund may advertise its yield, effective yield and total return. Performance figures are based upon historical results and are not intended to indicate future performance. Because money market funds seek to maintain a stable $1.00 share price, current 7-day yields are the most common illustration of money market fund performance.


YIELD refers to the income generated by a hypothetical investment in the Fund over a specific 7-day period. This income is then annualized, which means that the income generated during the 7-day period is assumed to be generated each week over an annual period and is shown as a percentage of the hypothetical investment.

EFFECTIVE YIELD is calculated similarly, but the income earned by the investment is assumed to be compounded weekly when annualized. Effective yield will be slightly higher than yield due to this compounding effect. (See "Yield" in the Statement of Additional Information.)

TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

The performance of the Fund may be compared to that of other mutual funds tracked by mutual fund rating services, various indices of investment performance, U.S. Government obligations, bank certificates of deposit, other investments for which reliable performance data is available and the consumer price index.


Additional performance information about the Fund is available in the Fund's Annual Report, which is sent to all shareholders. To request a free copy, call 800-2 NO-LOAD.



                        INVESTING IN SHARES OF THE FUND



SHAREHOLDER SERVICE. You may place Fund purchase orders and orders to sell shares as well as exchange requests by calling, writing or visiting your Schwab Representative, who is available to answer questions about the Fund and your account. The right to initiate transactions by telephone is automatically available through your Schwab account. TDD users may contact Schwab at 800-345-2550, 24 hours a day.



The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund follows telephone orders that it reasonably believes to be genuine, it will not be liable for any losses a shareholder may experience. If the Fund does not follow reasonable procedures to confirm that a telephone order is genuine, the Fund may be liable for any losses the share-holder may suffer from unauthorized or fraudulent orders. These procedures may include:



- requiring a form of personal identification prior to acting upon instructions received by telephone;


- providing written confirmation of such instructions; and


- tape recording telephone transactions.



Investors should remember that it may be difficult to complete transactions by telephone during periods of drastic economic or market changes, when our phone lines may become very busy with calls from other investors. If you want to buy, sell or exchange shares but have trouble reaching the Fund by telephone, you may want to use one of the other ways offered for completing the transactions discussed below, even though these procedures may mean that completing your transaction may take longer.


To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.


In an effort to reduce the Fund's mailing costs, the Fund consolidates shareholder mailings by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single package during each shareholder mailing. If you do not wish this consolidation to apply to your account(s), write to Schwab (at the address listed on the Prospectus cover page) to that effect.


                               HOW TO BUY SHARES


OPENING A SCHWAB ACCOUNT. You may purchase shares of the Fund through an account maintained with Schwab, the Trust Company or any other entity designated by Schwab. You may deposit funds into your account by check or wire. All deposit checks should be made payable to Charles Schwab & Co., Inc. or The Charles Schwab Trust Company. Schwab will charge a $15 service fee against an investor's Schwab account should his or her check be returned because of insufficient or uncollected funds or a stop payment order. If you would like to wire funds into or from your account, contact your Schwab Representative for instructions. A service fee will be charged against your account for each wire sent.



DEPOSITING FUNDS AND MEETING THE FUND'S INVESTMENT MINIMUMS. The minimum initial investment in the Fund is $25,000, and subsequent investments must be at least $1. Due to the relatively high cost of maintaining smaller holdings, the Fund reserves the right to redeem a shareholder's shares if, as a result of redemptions, their aggregate value drops below the Fund's $25,000 minimum balance requirement. The Fund will notify shareholders in writing 30 days before taking such action to allow them to increase their holding to at least the minimum level. These minimum requirements may be changed at any time and are not applicable to certain types of investors.



WHEN SHARES WILL BE BOUGHT. If funds (including those transmitted by wire) are received by Schwab or the Trust Company before 4:00 p.m. (Eastern time), they will be available for investment on the day of receipt and will generally begin earning dividends the next Business Day. If funds arrive after that time, they will be available for investment the next Business Day.



Investors with $100,000 or more to invest, may upon special request, be invested in the Fund and receive a distribution for the day on which the order is received by the Transfer

Agent or its authorized agent. This request must be received by Schwab or the Trust Company before 1:30 p.m. Eastern time and must be accompanied by payment in immediately available funds.



AUTOMATIC REINVESTMENT. Distributions will be reinvested in additional full and fractional shares of the Fund at the NAV next determined on their payable date.



OTHER PURCHASE INFORMATION. The Fund reserves the right, in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this Prospectus, to reject purchase orders or to change the minimum investment requirements. All orders to buy shares of the Fund are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing.



                             HOW TO EXCHANGE SHARES



The exchange privilege allows you to exchange your SchwabFunds(R) shares for shares of another SchwabFunds Series or class available to investors in your state, provided you meet the initial and subsequent investment requirements and any other requirements relating to the Series or class of shares you wish to buy. Thus, you can conveniently modify your investments if your goals or market conditions change. For federal income tax and certain other purposes, an exchange will be treated as a sale of Fund shares and the purchase of shares of another fund. The Fund reserves the right to modify, limit or terminate the exchange privilege upon 60 days' written notice.

                          METHODS OF EXCHANGING SHARES
BY TELEPHONE

To exchange shares between funds by telephone, call Schwab at 800-2 NO-LOAD.


We need the following information to process your telephone exchange request:


- your Schwab account number and your name for verification;


- the number of shares you want to exchange;


- the name of the fund and class, if applicable, into which shares are to be exchanged; and


- the distribution option you select.


BY MAIL
You may also exchange shares by writing Schwab at the address listed on the Prospectus cover page.


We will need the following information in order to process your mailed exchange request:



- your Schwab account number and name;


- the number of shares you want to exchange;


- the name of the fund and class, if applicable, into which shares are to be exchanged;


- the distribution option you select; and


- the signature of at least one of the registered Schwab account holders, in the exact form specified in the account.


Once mailed, an exchange request is irrevocable and may not be modified or canceled.
                               HOW TO SELL SHARES

Shares will be sold at the NAV next determined after receipt by the Transfer Agent, or its authorized agent, of proper redemption instructions, as set forth below. Investors will receive dividends declared for the day on which orders to sell shares are executed.

The Fund may suspend a shareholder's rights to sell shares or postpone payments at times when trading on the Exchange is restricted, the Exchange is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit. The Fund may also elect to invoke a 7-day period for cash settlement of requests to sell shares in excess of $250,000 or 1% of the Fund's net assets, whichever is less.

------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR.

------------------------------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

------------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

                                                                  ==============
                                                                     BULK RATE
                                                                   U.S. POSTAGE

                                                                       PAID

                                                                  CHARLES SCHWAB
                                                                  ==============






SCHWABFUNDS(R)
101 Montgomery Street
San Francisco, CA 94104



2025-6 (4/97)  Printed on recycled paper.





SCHWAB INSTITUTIONAL
ADVANTAGE MONEY FUND(R)


Prospectus April 30, 1997





[SCHWABFUNDS LOGO]

                              CROSS REFERENCE SHEET
                                   PROSPECTUS
                          Schwab Retirement Money Fund

PART A ITEM                                 PROSPECTUS CAPTION

1. Cover Page                               Cover Page

2. Synopsis                                 Key Features of the Fund; Summary of
                                            Expenses

3. Condensed Financial Information          Financial Highlights

4. General Description of Registrant        Cover Page; Investment Objective and
                                            Policies; Organization and
                                            Management of the Fund

5. Management of the Fund                   Organization and Management of the
                                            Funds

5A. Management's Discussion of Fund
      Performance                           How the Fund Reports Performance

6. Capital Stock and Other Securities       Cover Page; Investment Objective and
                                            Policies; Distributions and Taxes

7. Purchase of Securities Being Offered     Share Price Calculation; Investing
                                            in Shares of the Fund -- How to Buy
                                            Shares

8. Redemption or Repurchase                 Investing in Shares of the Fund --
                                            How to Exchange Shares; Investing in
                                            Shares of the Fund -- How to Sell
                                            Shares;

9. Pending Legal Proceedings                Inapplicable

                        SCHWAB RETIREMENT MONEY FUND(R)


                           PROSPECTUS APRIL 30, 1997



THE SCHWAB RETIREMENT MONEY FUND (the "Fund") is designed for retirement plans, plan participants and other institutional investors who seek maximum current income consistent with liquidity and stability of capital, for investment of their own funds or funds for which they act in a fiduciary, agency or custodial capacity.



ABOUT THIS PROSPECTUS: THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUND. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about the Fund in the Fund's Statement of Additional Information ("SAI"), dated April 30, 1997 (as may be amended from time to time). The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus.



This Prospectus may be available electronically by using our World Wide Web address: http://www.schwab.com. This Prospectus, the SAI, material incorporated by reference and other related information is also available at the SEC's World Wide Web address: http://www.sec.gov. To receive a free paper copy of this Prospectus or the SAI, call the Fund at 800-2 NO-LOAD, 24 hours a day, or write to the Fund at 101 Montgomery Street, San Francisco, California 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


                               TABLE OF CONTENTS


                                          PAGE
Key Features of the Fund.................   2
Summary of Expenses......................   3
Financial Highlights.....................   4
Investment Objective and Policies........   5
Organization and Management
  of the Fund............................   8
Distributions and Taxes..................  10
Share Price Calculation..................  10
How the Fund Reports Performance.........  11
Investing in Shares of the Fund..........  11
  How to Buy Shares......................  12
  How to Exchange Shares.................  13
  How to Sell Shares.....................  13


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.00.

                            KEY FEATURES OF THE FUND

MAXIMUM CURRENT INCOME AND SAFETY. The Fund is designed for retirement plans, plan participants and other institutional investors who seek maximum current income consistent with liquidity and stability of capital, for investment of their own funds or funds for which they act in a fiduciary, agency or custodial capacity. The Fund invests in high-quality, short-term debt securities. (See "Investment Objective and Policies.")


STABILITY OF PRINCIPAL. The Fund seeks to maintain a stable net asset value ("NAV") per share of $1.00.


LIQUIDITY. You can conveniently sell your shares of the Fund at any time. (See "Investing in Shares of the Fund - How to Sell Shares.")


LOW COST INVESTING. The Fund imposes no sales or transaction fees on purchases of Fund shares. (See "Summary of Expenses.") In addition, the total fund operating expenses will not exceed 0.73% of the Fund's average daily net assets as guaranteed by Charles Schwab Investment Management, Inc. (the "Investment Manager") and Schwab through at least April 30, 1998. (See "Organization and Management of the Fund.")



PROFESSIONAL MANAGEMENT. The Investment Manager currently provides investment management services to the SchwabFunds(R), a family of 29 mutual funds with over $47 billion in assets as of April 1, 1997. (See "Organization and Management of the Fund.")



SHAREHOLDER SERVICE. A representative of Schwab and/or of The Charles Schwab Trust Company ("Schwab Representative" or the "Trust Company") is available toll-free to receive your Fund orders. (See "Investing in Shares of the Fund - How to Buy Shares," "Investing in Shares of the Fund - How to Exchange Shares" and "Investing in Shares of the Fund - How to Sell Shares.")


CONVENIENT RECORD KEEPING. Individual investors receive one consolidated account statement for all their account activity including records of all Fund transactions.

                              SUMMARY OF EXPENSES


SHAREHOLDER TRANSACTION EXPENSES:        None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET
  ASSETS):
  Management Fees
     (after fee reduction)(1).......    0.44%
  12b-1 Fees........................     None
  Other Expenses (after fee
     reduction and/or expense
     reimbursement)(2)..............    0.29%
                                       ------
TOTAL FUND OPERATING EXPENSES(2)....    0.73%



(1) This amount reflects a reduction by the Investment Manager, which is guaranteed at least through April 30, 1998. If there were no such reduction, the maximum management fee for the Fund would have been 0.46% of the Fund's average daily net assets. (See "Organization and Management of the Fund - Operating Fees and Expenses.")



(2) This amount reflects the guarantee by the Investment Manager and Schwab that, at least through April 30, 1998, total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.73% of the Fund's average daily net assets. Without this guarantee, other expenses and total operating expenses would have been 0.42% and 0.88%, respectively, of the Fund's average daily net assets.



EXAMPLE. Based on the expenses in the above table, you would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and
(2) redemption at the end of each period:



1 YEAR     3 YEARS     5 YEARS     10 YEARS
------     -------     -------     --------
  $7         $23         $41         $ 91



THE PURPOSE OF THE PRECEDING TABLE IS TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS HYPOTHETICAL RATE OF RETURN IS NOT INTENDED TO BE REPRESENTATIVE OF PAST OR FUTURE PERFORMANCE.

                              FINANCIAL HIGHLIGHTS


The following information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report is included in the Fund's Annual Report, which contains additional financial data and related notes. The Financial Highlights, financial statements and report of the auditor are incorporated by reference into the SAI. A free copy of the SAI and the Annual Report may be obtained by calling the telephone number or writing to the address on the first page of this Prospectus.



                                                                                     FOR THE PERIOD
                                             FOR THE YEAR        FOR THE YEAR             ENDED
                                                 ENDED               ENDED            DECEMBER 31,
                                           DECEMBER 31, 1996   DECEMBER 31, 1995         1994(1)
                                           -----------------   -----------------   -------------------
Net asset value at beginning of period...      $    1.00            $  1.00              $  1.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income..................           0.05               0.05                 0.03
  Net realized and unrealized gain (loss)
     on investments......................             --                 --                   --
                                                --------            -------              -------
  Total from investment operations.......           0.05               0.05                 0.03
LESS DISTRIBUTIONS
  Dividends from net investment income...          (0.05)             (0.05)               (0.03)
  Distributions from realized gain
     on investments......................             --                 --                   --
  Total distributions....................          (0.05)             (0.05)               (0.03)
                                                --------            -------              -------
Net asset value at end of period.........      $    1.00            $  1.00              $  1.00
                                                ========            =======              =======
Total return (not annualized)............           4.93%              5.43%                3.29%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000s).......      $ 136,319            $98,992              $31,415
  Ratio of expenses to average net
     assets(2)...........................           0.73%              0.73%                0.73%(3)
  Ratio of net investment income to
     average net assets(2)...............           4.83%              5.28%                4.04%(3)



(1) Period from March 2, 1994 (commencement of operations) to December 31, 1994.



(2) The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced by the Investment Manager and Schwab. Had these expenses not been reduced, the Fund's expense and net investment income ratios would have been:



Ratio of expenses to average net
  assets.................................           0.88%              0.92%                1.05%(3)
Ratio of net investment income to average
  net assets.............................           4.68%              5.09%                3.72%(3)



(3) Annualized

                       INVESTMENT OBJECTIVE AND POLICIES



The Fund's investment objective is maximum current income consistent with liquidity and stability of capital. This investment objective is fundamental, and cannot be changed without shareholder approval. The Fund will only purchase securities that are deemed to mature in 397 days or less in accordance with federal securities regulations, or which have a variable rate of interest readjusted no less frequently than every 397 days. The Fund pursues its objective by investing in the following types of U.S. dollar-denominated debt instruments which are determined by the Investment Manager to present minimal credit risk:



- Certificates of deposit, time deposits, notes and bankers' acceptances of domestic banks (including their foreign branches), U.S. branches of foreign banks and foreign branches of foreign banks having capital, surplus and undivided profits in excess of $100 million.



- Commercial paper, including asset-backed commercial paper, rated in one of the two highest rating categories by any nationally recognized statistical rating organization ("NRSRO"), including Moody's Investors Service, Standard & Poor's Corporation, Duff & Phelps, Inc., Fitch Investor Services, Inc., or commercial paper or notes of issuers with an unsecured debt issue outstanding currently rated in one of the two highest rating categories of any NRSRO, where the obligation is on the same or a higher level of priority and collateralized to the same extent as the rated issue. The Fund may also invest in other corporate obligations such as publicly traded bonds, debentures and notes rated in one of the two highest rating categories of any NRSRO and other similar securities which, if unrated by any NRSRO, are determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the above referenced securities. Notwithstanding the foregoing, the Fund may invest no more than 5% of its total assets in securities that are given the second highest rating by any NRSRO.



- Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities.



- Repurchase agreements involving obligations that are suitable for investment under the categories listed above.



U.S. GOVERNMENT SECURITIES. U.S. Treasury securities, including notes, bills and bonds, are backed by the full faith and credit of the U.S. Government. Some securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, while others have an additional line of credit with the U.S. Treasury. With respect to securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities. Accordingly, such securities may involve risk of loss of principal and interest.


EURODOLLAR CERTIFICATES OF DEPOSIT AND FOREIGN SECURITIES. To the extent that the Fund purchases Eurodollar certificates of deposit and other similar obligations, consideration will be given to the fact that these issuers may not be subject to the same regulatory requirements as U.S. issuers, including U.S. banks.

Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political and legal developments. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas.


CONCENTRATION. Pursuant to a fundamental policy set forth in the SAI, the Fund will not invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry. However, this limitation will not apply to certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of certain foreign banks or obligations of or guaranteed by the U.S. Government or its agencies or instrumentalities.



PRIVATE PLACEMENTS. The Fund may invest in commercial paper and other securities that are exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Federal securities laws restrict the disposition of Section 4(2) paper. The Fund will not invest more than 10% of its net assets in Section 4(2) paper and other illiquid securities unless the Investment Manager determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Board of Trustees, that any Section 4(2) paper held by the Fund in excess of this level is liquid. The Fund will invest no more than 15% of its net assets in restricted securities.


The Fund's ownership of Section 4(2) paper could have the effect of reducing the Fund's liquidity to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

ASSET-BACKED COMMERCIAL PAPER. The Fund may invest in asset-backed commercial paper. Repayment of this type of commercial paper is intended to be obtained from an identified pool of assets, including automobile receivables, credit card receivables and other types of assets. Asset-backed commercial paper is issued by a special purpose vehicle (usually a corporation) that has been established for the purpose of issuing commercial paper and purchasing the underlying pool of assets. The issuer of the commercial paper bears the direct risk of prepayment on the receivables constituting the underlying pool of assets. Credit support for asset-backed securities may be based on the underlying assets or it may be provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees and over-collateralization.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. The Fund generally will not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed delivery basis are recorded as an asset. The value of such securities may change as the general level of interest rate changes.

The Fund will not invest more than 25% of its total assets in when-issued or delayed delivery securities. The Fund will not purchase such securities for speculative purposes and will expect to actually acquire the securities when purchased. However, the Fund reserves the right to sell any such securities before their settlement dates if the Investment Manager deems such a sale advisable.


REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. Maturity of the securities subject to repurchase may exceed one year.

If the seller of a repurchase agreement becomes bankrupt or otherwise defaults, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions that the Investment Manager deems creditworthy.


ILLIQUID SECURITIES. Pursuant to a fundamental policy as set forth in the SAI, the Fund will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than 7-days, if, as a result thereof, more than 10% of the Fund's net assets valued at the time of the transaction are invested in such securities.


VARIABLE RATE SECURITIES. The Fund may invest in instruments having rates of interest that are adjusted periodically, or which "float" continuously according to formulas intended to minimize any fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities ordinarily is determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate or the rate of return on commercial paper or bank certificates of deposit.


Some Variable Rate Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Fund determines the maturity of Variable Rate Securities in accordance with SEC rules. As interest rates decrease or increase, Variable Rate Securities experience less appreciation or depreciation than fixed rate obligations.


SECURITIES LENDING. To increase its income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions that borrow securities. No more than one-third of the Fund's total assets may be represented by loaned securities. The Fund's loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities equal at all times to at least 100% of the loaned securities' market value plus accrued interest. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, such loans will be made only to firms deemed by the Investment

Manager to be of good standing and when, in the judgment of the Investment Manager, the income which can be earned currently from such loans justifies the attendant risk.


BORROWING POLICY. Pursuant to a fundamental policy as set forth in the SAI, the Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. The Fund will not borrow for leverage purposes.



ADDITIONAL INFORMATION. Please see the SAI for further information regarding foreign securities, Section 4(2) paper, the investment rating categories employed by various NRSROs and other investment techniques used by the Fund.


                                ORGANIZATION AND
                             MANAGEMENT OF THE FUND


GENERAL OVERSIGHT. The Board of Trustees and officers meet regularly to review investments, performance, expenses and other business affairs.



THE INVESTMENT MANAGER. Professional investment management for the Fund is provided by the Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104. The Investment Manager provides a continuous investment program, including general investment and economic advice regarding the Fund's investment strategies; manages the Fund's investment portfolio and performs expense management, accounting and record keeping; and provides other services necessary to the operation of the Fund. The Investment Manager, formed in 1989, is a wholly-owned subsidiary of The Charles Schwab Corporation and is also the investment adviser to and administrator of the mutual funds in the SchwabFunds(R), a family of 29 mutual funds. As of April 1, 1997, the SchwabFunds(R) had aggregate net assets in excess of $47 billion.


TRANSFER AGENT AND SHAREHOLDER SERVICES. Charles Schwab & Co., Inc. ("Schwab" or the "Transfer Agent"), 101 Montgomery Street, San Francisco, California 94104, serves as shareholder services agent and transfer agent for the Fund. Schwab provides information and services to shareholders, which include reporting share ownership, sales and dividend activity (and associated tax consequences), responding to daily inquiries and effecting the transfer of Fund shares. It furnishes such office space and equipment, telephone facilities, personnel and informational literature distribution as is necessary or appropriate in providing the described shareholder and transfer agency information and services. Schwab is also the Fund's distributor, but receives no compensation for its services as such.


Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 4.1 million active customer accounts and has over 241 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab is a wholly-owned subsidiary of The Charles Schwab Corporation. Charles
R. Schwab is the founder, Chairman, Chief Executive Officer and a Director of The Charles Schwab Corporation. As a result of his beneficial ownership interests in and other relationships with The Charles Schwab Corporation and its affiliates,

Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.

                          OPERATING FEES AND EXPENSES


Pursuant to its Investment Advisory and Administration Agreement with the Fund, the Investment Manager is entitled to receive from the Fund a graduated annual fee, payable monthly of 0.46% of the Fund's average daily net assets not in excess of $1 billion; 0.45% of such assets over $1 billion but not in excess of $3 billion; 0.40% of such assets over $3 billion but not in excess of $10 billion; 0.37% of such assets over $10 billion but not in excess of $20 billion; and 0.34% of such net assets over $20 billion.



For the fiscal year ended December 31, 1996, the Fund paid a management fee of 0.44% of the Fund's average daily net assets and paid total fund operating expenses of 0.73% of the Fund's average daily net assets.



For transfer agency services provided to the Fund, Schwab receives an annual fee, payable monthly, of 0.05% of the Fund's average daily net assets. In addition, for shareholder services provided, Schwab receives an annual fee, payable monthly, of 0.20% of the Fund's average daily net assets.



OTHER EXPENSES. The Charles Schwab Fund Family of Funds (the "Trust") pays the expenses of its operations, including: the fees and expenses for independent accountants, legal counsel and the custodian of its assets; the cost of maintaining books and records of account; registration fees; the fees and expenses of qualifying its shares for distribution under federal and state securities laws; and industry association membership dues. The expenses generally are allocated among the Trust's investment portfolios ("Series") or classes of shares within these Series, in proportion to their relative net assets at the time the expense is incurred. However, expenses directly attributable to a particular Series or class of a Series will be charged to that Series or class, respectively.


                               OTHER INFORMATION


The Trust is an open-end investment management company organized as a business trust under the laws of Massachusetts on October 20, 1989 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more Series. Currently, the Trust offers shares of 9 Series which may be organized into one or more classes of shares of beneficial interest. The Board of Trustees may authorize the issuance of shares of additional Series or classes if it deems it desirable. Shares within each Series or class have equal, noncumulative voting rights and equal rights as to distributions, assets and liquidation of such Series, except to the extent such voting rights or rights as to distributions, assets and liquidation vary among classes of a Series.



SHAREHOLDER MEETINGS AND VOTING RIGHTS. The Trust is not required to hold annual shareholders' meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as changing fundamental policies, electing or removing Trustees or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.


Shareholders will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permitted under the 1940 Act, such as for the election of Trustees.

                            DISTRIBUTIONS AND TAXES


DIVIDENDS AND OTHER DISTRIBUTIONS. On each day that the NAV is determined ("Business Day"), the Fund's net investment income is declared at the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) as a dividend to shareholders of record at that time. Dividends are normally paid (and, where applicable, reinvested) on the 15th of each month, if a Business Day, otherwise on the next Business Day, with the exception of the dividend paid in December, which is scheduled to be paid on the last Business Day in December.


FEDERAL INCOME TAX INFORMATION. The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), qualified as such and intends to continue to so qualify. In order to so qualify, the Fund will distribute on a current basis substantially all of its investment company taxable income and net capital gains and will meet certain other requirements. Such qualification relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed. Generally, distributions are taxable to shareholders as ordinary income.

Records of dividends and other distributions, purchases and redemptions will be reflected on shareholders' account statements. The Fund will notify shareholders at least annually as to the federal income tax consequences of distributions made each year.

The foregoing is only a brief summary of some of the federal income tax considerations affecting the Fund and its shareholders. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situations.

                            SHARE PRICE CALCULATION


The price of a share on any given day is its net asset value per share or "NAV." This figure is computed by taking total Fund assets, subtracting any liabilities, and dividing the resulting amount by the number of Fund shares outstanding. The NAV is determined on each day that both the Federal Reserve Bank of New York and the Exchange are open for business (generally as of 4:00 p.m. Eastern time). Purchase or redemption orders and exchange requests will be executed at the NAV next determined after receipt by the Transfer Agent or its authorized agent. While the Fund attempts to maintain its NAV at a constant $1.00, Fund shares are not insured against losses.



The Fund values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. Calculations are made to compare the value of the Fund's investments using the amortized cost method with market values. Market valuations are obtained by using: (1) actual quotations provided by third-party pricing services or market makers; (2) estimates of market value; or (3) values obtained from yield data relating to comparable classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of
 1/2 of 1% or more were to occur between the Fund's NAV as calculated by reference to market values and the Fund's $1.00 per share amortized cost value, or if there were any other deviation which the Board of Trustees believed would result in a material dilution to sharehold-ers or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated.


                              HOW THE FUND REPORTS
                                  PERFORMANCE


From time to time the Fund may advertise its yield, effective yield and total return. Performance figures are based upon historical results and are not intended to indicate future performance. Because money market funds seek to maintain a stable $1.00 share price, current 7-day yields are the most common illustration of money market fund performance.


YIELD refers to the income generated by a hypothetical investment in the Fund over a specific 7-day period. This income is then annualized, which means that the income generated during the 7-day period is assumed to be generated each week over an annual period and is shown as a percentage of the hypothetical investment.


EFFECTIVE YIELD is calculated similarly, but the income earned by the investment is assumed to be compounded weekly when annualized. Effective yield will be slightly higher than yield due to this compounding effect. (See "Yield" in the SAI.)


TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

The performance of the Fund may be compared to that of other mutual funds tracked by mutual fund rating services, various indices of investment performance, U.S. Government obligations, bank certificates of deposit, other investments for which reliable performance data is available and the consumer price index.


Additional performance information about the Fund is available in the Fund's Annual Report, which is sent to all shareholders. To request a free copy, call 800-2 NO-LOAD.



                        INVESTING IN SHARES OF THE FUND



SHAREHOLDER SERVICE. You may place Fund purchase orders and orders to sell shares as well as exchange requests by calling, writing or visiting your Schwab Representative, who is available to answer questions about the Fund and your account. The right to initiate transactions by telephone is automatically available through your Schwab account. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund follows telephone orders that it reasonably believes to be genuine, it will not be liable for any losses a shareholder may experience. If the Fund does not follow reasonable procedures to confirm that a telephone order is genuine, the Fund may be liable for any losses the shareholder may suffer from unauthorized or fraudulent orders. These procedures may include:


- requiring a form of personal identification prior to acting upon instructions received by telephone;


- providing written confirmation of such instructions; and


- tape recording telephone transactions.

Investors should remember that it may be difficult to complete transactions by telephone during periods of drastic economic or market changes, when our phone lines may become very busy with calls from other investors. If you want to buy, sell or exchange shares but have trouble reaching the Fund by telephone, you may want to use one of the other ways offered for completing the transactions discussed below, even though these procedures may mean that completing your transaction may take longer.

To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.


In an effort to reduce the Fund's mailing costs, the Fund consolidates shareholder mailings by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single package during each shareholder mailing. If you do not wish this consolidation to apply to your account(s), write to Schwab (at the address listed on the Prospectus cover page) to that effect.


                               HOW TO BUY SHARES


OPENING A SCHWAB ACCOUNT. You may purchase shares of the Fund through an account maintained with Schwab, the Trust Company or any other entity designated by Schwab. You may deposit funds into your account by check or wire. All deposit checks should be made payable to Charles Schwab & Co., Inc. or The Charles Schwab Trust Company. Schwab will charge a $15 service fee against an investor's Schwab account should his or her check be returned because of insufficient or uncollected funds or a stop payment order. If you would like to wire funds into or from your account, contact your Schwab Representative for instructions. A service fee will be charged against your account for each such wire sent.



A $1,000 minimum deposit of cash and/or securities is required to open and maintain an account with Schwab or the Trust Company.



DEPOSITING FUNDS AND MEETING THE FUND'S INVESTMENT MINIMUMS. The minimum initial investment in the Fund is $1.00, and subsequent investments must be at least $1. The Fund will notify shareholders in writing 30 days before taking such action to allow them to increase their holding to at least the minimum level. These minimum requirements may be changed at any time and are not applicable to certain types of investors.



WHEN SHARES WILL BE BOUGHT. If funds, including those transmitted by wire, are received by Schwab or the Trust Company before 4:00 p.m. (Eastern time), they will be available for investment on the day of receipt and will generally begin earning dividends the next Business Day. If funds arrive after that time, they will be available for investment the next Business Day.



Investors with $100,000 or more to invest, may upon special request, be invested in the Fund and receive a distribution for the day on which the order is received by the Transfer Agent or its authorized agent. This request must be received by Schwab or the Trust Company before 1:30 p.m. Eastern time and must be accompanied by payment in immediately available funds.



AUTOMATIC REINVESTMENT. Distributions will be reinvested in additional full and fractional shares of the Fund at the NAV next determined on their payable date.



OTHER PURCHASE INFORMATION. The Fund reserves the right, in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this Prospectus, to reject purchase orders or to change the minimum investment requirements. All orders to buy shares of the Fund are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing.

                             HOW TO EXCHANGE SHARES

The exchange privilege allows you to exchange your SchwabFunds(R) shares for shares of another SchwabFunds Series or class available to investors in your state, provided you meet the initial and subsequent investment requirements and any other requirements relating to the Series or class of shares you wish to buy. Thus, you can conveniently modify your investments if your goals or market conditions change. For federal income tax and certain other purposes, an exchange will be treated as a sale of Fund shares and the purchase of shares of another fund. The Fund reserves the right to modify, limit or terminate the exchange privilege upon 60 days' written notice.

                          METHODS OF EXCHANGING SHARES

BY TELEPHONE


To exchange shares between funds by telephone, call Schwab at 800- 2NO-LOAD.


We need the following information to process your telephone exchange request:


- your Schwab account number and your name for verification;


- the number of shares you want to exchange;


- the name of the fund and class, if applicable, into which shares are to be exchanged; and


- the distribution option you select.



BY MAIL

You may also exchange shares by writing Schwab at the address listed on the Prospectus cover page.

We will need the following information in order to process your mailed exchange request:


- your Schwab account number and name;


- the number of shares you want to exchange;


- the name of the fund and class, if applicable, into which shares are to be exchanged;


- the distribution option you select; and


- the signature of at least one of the registered Schwab account holders, in the exact form specified in the account.


Once mailed, an exchange request is irrevocable and may not be modified or canceled.

                               HOW TO SELL SHARES

Shares will be sold at the NAV next determined after receipt by the Transfer Agent, or its authorized agent, of proper redemption instructions, as set forth below. Investors will receive dividends declared for the day on which orders to sell shares are executed.



The Fund may suspend a shareholder's rights to sell shares or postpone payments at times when trading on the Exchange is restricted, the Exchange is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit. The Fund may also elect to invoke a 7-day period for cash settlement of requests to sell shares in excess of $250,000 or 1% of the Fund's net assets, whichever is less.

------------------------------------------------------
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR.
------------------------------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.
------------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

                                                                  ==============
                                                                     BULK RATE
                                                                   U.S. POSTAGE

                                                                       PAID

                                                                  CHARLES SCHWAB
                                                                  ==============






SCHWABFUNDS(R)
101 Montgomery Street
San Francisco, CA 94104



2026-6 (4/97)  Printed on recycled paper.





SCHWAB RETIREMENT
MONEY FUND(R)



Prospectus April 30, 1997





[SCHWABFUNDS LOGO]

                              CROSS REFERENCE SHEET
                       STATEMENT OF ADDITIONAL INFORMATION
                            Schwab Money Market Fund
                          Schwab Government Money Fund
                        Schwab U.S. Treasury Money Fund
                  Schwab Municipal Money Fund -- Sweep Shares
               Schwab Value Advantage Money Fund -- Sweep Shares
                          Schwab Retirement Money Fund
                    Schwab Institutional Advantage Money Fund
             Schwab California Municipal Money Fund -- Sweep Shares
              Schwab New York Municipal Money Fund -- Sweep Shares

PART B                                      STATEMENT OF ADDITIONAL INFORMATION
ITEM                                        CAPTION

10. Cover Page                              Cover Page

11. Table of Contents                       Table of Contents

12. General Information and History         General Information

13. Investment Objectives and Policies      Investment Restrictions

14. Management of the Fund                  Management of the Trust

15. Control Persons and Principal
Holders of Securities                       Management of the Trust

16. Investment Advisory and Other
Services                                    Management of the Trust

17. Brokerage Allocation and Other
Practices                                   Portfolio Transactions and Turnover

18. Capital Stock and Other Securities      General Information

19. Purchase, Redemption and
Pricing of Securities Being Offered         Share Price Calculation; Purchase
                                            and Redemption of Shares

20. Tax Status                              Distributions and Taxes

21. Underwriters                            Management of the Trust

22. Calculation of Performance Data         Yield

23. Financial Statements                    Financial Statements

                       STATEMENT OF ADDITIONAL INFORMATION
                       THE CHARLES SCHWAB FAMILY OF FUNDS
                 101 Montgomery Street, San Francisco, CA 94104


                             THE SCHWAB MONEY FUNDS:

                            Schwab Money Market Fund
                          Schwab Government Money Fund
                         Schwab U.S. Treasury Money Fund
                  Schwab Municipal Money Fund -- Sweep Shares
             Schwab California Municipal Money Fund -- Sweep Shares
                         Schwab Retirement Money Fund(R)
                  Schwab Institutional Advantage Money Fund(R)
              Schwab New York Municipal Money Fund -- Sweep Shares
              Schwab Value Advantage Money Fund(R) -- Sweep Shares



                                 APRIL 30, 1997



         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectuses dated April 30, 1997 (and as may be amended from time to time), for Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Municipal Money Fund-Sweep Shares (formerly known as Schwab Tax-Exempt Money Fund-Sweep Shares), Schwab California Municipal Money Fund-Sweep Shares (formerly known as Schwab California Tax-Exempt Money Fund-Sweep Shares) and Schwab New York Municipal Money Fund-Sweep Shares (formerly known as Schwab New York Tax-Exempt Money Fund-Sweep Shares), Schwab Retirement Money Fund, Schwab Institutional Advantage Money Fund and Schwab Value Advantage Money Fund-Sweep Shares (each a "Fund" and collectively, the "Funds"), 9 separately managed investment portfolios of The Charles Schwab Family of Funds (the "Trust"). With respect to Schwab Municipal Money Fund, Schwab California Municipal Money Fund, Schwab New York Municipal Money Fund and Schwab Value Advantage Money Fund, each of which is offered in two classes of shares, this Statement of Additional Information relates to the Sweep Shares of each of those Funds. Prior to June 6, 1995, Schwab Municipal Money Fund, Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund were not offered in multiple classes of shares. The existing shares of those Funds were redesignated as Sweep Shares. Prior to April 30, 1997, Schwab Value Advantage Money Fund was not offered in multiple classes of shares. The existing shares of the Fund are redesignated as Investor Shares. The other Funds listed above are not offered in multiple classes of shares. To obtain a copy of any of these Prospectuses, please contact Charles Schwab & Co., Inc. ("Schwab") at 800-2 NO-LOAD, 24 hours a day, or 101 Montgomery Street, San Francisco, California 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day. These Prospectuses are also available electronically by using our World Wide Web address: http://www.schwab.com.


                                 SchwabFunds(R)
                          800-2 NO-LOAD (800-266-5623)

                                TABLE OF CONTENTS

                                                                            Page


MUNICIPAL SECURITIES                                                          2
INVESTMENT TECHNIQUES                                                         6
INVESTMENT RESTRICTIONS                                                       8
MANAGEMENT OF THE TRUST                                                      17
PORTFOLIO TRANSACTIONS AND TURNOVER                                          23
DISTRIBUTIONS AND TAXES                                                      24
SHARE PRICE CALCULATION                                                      29
HOW THE FUNDS REPORT PERFORMANCE                                             29
GENERAL INFORMATION                                                          33
PURCHASE AND REDEMPTION OF SHARES                                            36
OTHER INFORMATION                                                            36
APPENDIX - RATINGS OF INVESTMENT SECURITIES                                  38
FINANCIAL STATEMENTS                                                         39

                              MUNICIPAL SECURITIES

         "Municipal Securities" are debt securities issued by a state, its political subdivisions, agencies, authorities and corporations. Municipal Securities issued by or on behalf of the State of California, its subdivisions, agencies or authorities are referred to herein as "California Municipal Securities." Municipal Securities issued by or on behalf of the State of New York, its subdivisions, agencies or instrumentalities are referred to herein as "New York Municipal Securities."

         Municipal Securities that Schwab Municipal Money Fund, Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued, include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

         Municipal Securities include securities issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. Schwab Municipal Money Fund, Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund may not be desirable investments for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users for whom dividends attributable to interest on such bonds may not be tax-exempt. Shareholders should consult their own tax advisers regarding the potential effect on them (if any) of any investment in these Funds.

         Municipal Securities are generally classified as "general obligation" or "revenue." General obligation securities are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds that are Municipal Securities are in most cases revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds.

         Municipal notes are instruments issued by or on behalf of governments and political sub-divisions thereof. Examples include: tax anticipation notes ("TANS"), which are short-term debt instruments issued by a municipality or state to finance working capital needs of the issuer in anticipation of receiving taxes on a future date; revenue anticipation notes ("RANS"), which are short-term debt instruments issued by a municipality or state to provide cash prior to receipt of expected non-tax revenues from a specific source; bond anticipation notes ("BANS"), which are short-term debt instruments issued by a municipality or state that will be paid off with the proceeds of an upcoming bond issue; and tax revenue anticipation notes ("TRANS"), which are short-term debt instruments issued by a municipality or state to finance working capital needs in anticipation of receiving taxes or other revenues. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. Schwab Municipal Money Fund,

Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund may purchase other Municipal Securities similar to the foregoing, which are, or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.


         Taxable municipal securities are municipal securities, the interest on which is not exempt from federal income tax. Taxable municipal securities may include "private activity bonds" that are issued by or on behalf of states or political subdivisions thereof to finance privately-owned or operated facilities for business and manufacturing, housing, sports, pollution control and to finance facilities for charitable institutions. The payment of the principal and interest on private activity bonds is not backed by a pledge of tax revenues and is dependent solely on the ability of the facility's user to meet its financial obligations. Taxable municipal securities also may include remarketed certificates of participation.


         The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

                                  RISK FACTORS

         Schwab California Municipal Money Fund's and Schwab New York Municipal Money Fund's concentration in securities issued by a single state and its political subdivisions provides a greater level of risk than does a fund that is diversified across numerous states and municipal entities. The ability of a single state and its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and demographic conditions within the state; and the underlying fiscal condition of the state and its municipalities.

                         CALIFORNIA MUNICIPAL SECURITIES

         In addition to general economic pressures which affect the State of California's ability to raise revenues to meet its financial obligations, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could also result in the adverse effects described below. The following information is only a brief summary, is not a complete description and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California that have come to the attention of the Trust and were available before the date of this Statement of Additional Information. The Trust has not independently verified the accuracy and completeness of the information contained in those statements and prospectuses.

         As used in this section, "California Municipal Securities" include issues that are secured by a direct payment obligation of the State and obligations of issuers that rely in whole or in part on State revenues for payment of their obligations. Part of the State's General Fund surplus is distributed to counties, cities and their various taxing entities; whether and to what extent a portion of the State's General Fund will be distributed to them in the future is unclear.


         Overview. After suffering through a severe recession, since the start of 1994, California's economy has been on a steady recovery. Non-farm employment increased by over 300,000 jobs in 1996. The State's economic expansion is being fueled by strong growth in high-technology industries, including software, electronics manufacturing and motion picture production, which have offset the recession-related losses which were heaviest in aerospace and defense-related industries, finance, and insurance.

         The recession seriously affected State tax revenues and caused an increase in expenditures for health and welfare programs. As a result, from the late 1980s through 1992-1993, the State experienced recurring budget deficits. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated a budget deficit of about $2.8 billion at its peak at June 30, 1993. A further consequence of the large budget imbalances was that the State depleted its available cash resources and had to use a series of external borrowings to meet its cash needs.



         As a result of the deterioration in the State's budget and cash situation, the State's credit ratings were reduced. Since October 1992, all three major nationally recognized statistical rating organizations lowered the State's general obligation bond rating from the highest ranking of "AAA" to "A" by S&P, "A1" by Moody's Investors Service ("Moody's") and "A+" by Fitch Investors Service, Inc. ("Fitch"). However, since the start of 1994, California's economy has been on a steady recovery. Employment grew significantly in 1994 and 1995, especially in export-related industries, business services, electronics, entertainment and tourism. Fitch recognized this rebound by raising the State's rating from "A" to "A+" on February 26, 1996. S&P followed suit with a rating upgrade from "A" to "A+" on July 30, 1996.


         State Appropriations Limit. Subject to certain exceptions, the State is subject to an annual appropriations limit, imposed by its Constitution, on "proceeds of taxes." Various expenditures, including but not limited to debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.



                               1996-97 FISCAL YEAR

         Revenues. The 1996-1997 Budget Act, enacted on July 15, 1996, rejected the Governor's proposed 15% cut in personal income tax rates (but did include a 5% cut in bank and corporation tax rates). Revenues for 1996-1997 were estimated to be $47.643 billion, a 3.3% increase over the final estimated 1995-96 revenues. Special fund revenues were estimated to be $13.3 billion. The 1996-97 Budget Act appropriated a budget reserve of $305 million at June 30, 1997. This budget reserve assumed certain savings in health and welfare costs and costs relating to illegal immigrants based on changes to federal law. The amount of the actual savings for 1996-97 may not reach the assumed amount, however.



         Expenditures. The 1996-1997 Budget Act includes General Fund appropriations of about $47.2 billion, a 4% increase over the final estimated 1995-1996 expenditures. Special Fund expenditures are budgeted at $12.6 billion.


                               1997-98 FISCAL YEAR


         The Governor's proposed budget for 1997-98 projected General Fund revenues and transfers of $50.7 billion (a 4.6% increase from revised 1996-97 figures) and expenditures of $50.3 billion (a 3.9% increase from 1996-97), and also projected a balance in the budget reserve of $553 million on June 30, 1998. The Governor's proposed budget also projects external cash flow borrowing of about $3 billion during the year.



         The foregoing discussions of the 1996-97 Budget and the proposed Budget are based upon the Budget Act for 1996-97 and the Governor's proposed 1997-98 Budget, respectively, and should not be construed as a statement of fact. The assumptions used to construct a budget, which include estimates and projections of revenues and expenditures, may be affected by numerous factors, including future economic conditions in the State and the nation. There can be no assurances that any estimates will be achieved.


                             ISSUES AFFECTING LOCAL
                        GOVERNMENTS AND SPECIAL DISTRICTS

         Proposition 13. Certain California Municipal Securities may be obligations of issuers that rely in whole or in part on ad valorem real property taxes as a source of revenue. In 1978, California voters approved

Proposition 13, which limits ad valorem taxes on real property and restricts the ability of taxing entities to increase property tax and other revenues.

         With certain exceptions, the maximum ad valorem tax on real property is limited to 1% of the property's full cash value to be collected by the counties and apportioned according to law. One exception is for debt service on bonded indebtedness if approved by two-thirds of the votes cast by voters voting on the proposition. The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data; reduced in the event of declining property value caused by substantial damage, destruction or other factors; or adjusted when there is a "change in ownership" or "new construction."





         Proposition 62. This initiative restricted the ability of local governments to raise taxes and allocate approved tax receipts. Although some decisions of the California Courts of Appeal held that parts of Proposition 62 were unconstitutional, the California Supreme Court has upheld Proposition 62's requirement that special taxes be approved by a two-thirds vote of the voters voting in an election on the issue. This decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for them to raise taxes.



         Proposition 218. Passed in November 1996, this initiative places additional limitations on the ability of California local governments to increase or impose general taxes, special assessments, and many fees by requiring voter approval of such items. General taxes and many assessments and fees that were passed without public approval after 1994 and before November 6, 1996 must now be approved by voters by either July 1, 1997 or November 6, 1998 to continue in effect.


         Propositions 98 and 111. These initiatives changed the State appropriations limit and State funding of public education below the university level by guaranteeing K-14 schools a minimum share of General Fund revenues. The initiatives require that the State establish a prudent state reserve fund for public education.

         Appropriations Limit. Local governments are also subject to annual appropriations limits. If a local government's revenues in any year exceed the amount permitted to be spent, the excess must be returned to the public through a revision of tax rates or fee schedules over the subsequent two years.

         Conclusion. The effect of these constitutional and statutory changes and budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent; for example, in December 1994, Orange County filed for bankruptcy. California Municipal Money Fund's concentration in California Municipal Securities provides a greater level of risk than a fund that is diversified across numerous states and municipal entities.

                                ADDITIONAL ISSUES

         Mortgages and Deeds of Trust. The California Municipal Money Fund may invest in issues which are secured in whole or in part by a mortgage or deed of trust on real property. California law limits the remedies of a creditor secured by a mortgage or deed of trust, which may result in delays in the flow of revenues to an issuer.

         Lease Financings. Some local governments and districts finance certain activities through lease arrangements. It is uncertain whether such lease financings are debt that require voter approval.

         Seismic Risk. It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant damage to structures and facilities in four counties. Another earthquake could create a major dislocation of the California economy.

                          NEW YORK MUNICIPAL SECURITIES

         The State of New York has experienced fiscal problems for several years as a result of negligible growth, increased human service needs and the lingering recession that hit the State harder than others. Although the State enjoyed good growth throughout the early to mid-1980's, unemployment continues to be a problem. The State's economy is highly developed and diverse, with a large emphasis in service, trade, financial services and real estate; however, extensive job losses in each of these areas has placed a burden on the State to maintain employment, company development and a stable tax base.

         The State has a large accumulated deficit, as reflected in its financial results. The overall wealth of the State's population, as reflected by its per capita income, offers a positive credit enhancement, and is among the highest in the nation. The debt per capita, though, is also among the highest and poses a large burden on State residents.


         The importance of New York City to the State's economy is also an important consideration, since it represents a significant portion of the overall economy of the State. The City has struggled to maintain fiscal stability, and any major changes to the financial condition of the City would ultimately have an effect on the State. The overall financial condition of the State can be illustrated by the changes of its debt rating during the last several years of financial difficulties: Moody's downgraded the State's general obligation long-term debt from A1 to A in 1990 and further refined the rating to A2 on February 2, 1997 and S&P downgraded it from A to Ain early 1992. The State also carries a rating of A+ from Fitch. The short-term rating assigned by S&P of A1 is within that NRSRO's two highest rating categories. Moody's rating on New York City general obligation bonds is Baa1, while S&P rates them BBB+.


         Schwab New York Municipal Money Fund's concentration in securities issued by the State of New York and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. The ability of the State of New York or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and demographic conditions within the State; and the underlying fiscal condition of the State and its municipalities.


                              INVESTMENT TECHNIQUES

            EURODOLLAR CERTIFICATES OF DEPOSIT AND FOREIGN SECURITIES

         Before investing in Eurodollar certificates of deposit, a Fund will consider their marketability, possible restrictions on international currency transactions, and any regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks and associated income may be subject to the imposition of foreign taxes.

         Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political and legal developments, including expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and possible difficulty in obtaining and enforcing judgments against foreign entities.

                               SECTION 4(2) PAPER


         Commercial Paper and other securities are issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and resold to qualified institutional buyers under Securities Act Rule 144A ("Section 4(2) paper"). Federal securities laws restrict the disposition of Section 4(2) paper. Section 4(2) paper generally is sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment and not for public distribution. Any resale by the purchaser must be in an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) paper normally is resold to other institutional investors, such as the Funds, through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Because it is not possible to predict with assurance exactly how this market for Section 4(2) paper sold and offered under Rule 144A will continue to develop, Charles Schwab Investment Management, Inc. (the "Investment Manager"), pursuant to guidelines approved by the Board of Trustees, will carefully monitor a Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information.


               ASSET-BACKED COMMERCIAL PAPER AND OTHER SECURITIES


         Schwab Money Market Fund, Schwab Retirement Money Fund(R), Schwab Institutional Advantage Money Fund(R) and Schwab Value Advantage Money Fund(R) can invest a portion of their assets in asset-backed commercial paper and other money market fund Eligible Securities (as that term is hereinafter defined). Repayment of these securities is intended to be obtained from an identified pool of diversified assets, typically receivables related to a particular industry, such as asset-backed securities related to credit card receivables, automobile receivables, trade receivables or diversified financial assets. Each of the Funds has identified asset-backed securities related to the industries mentioned above, as well as foreign asset-backed securities, and each Fund intends to limit its investments in each such industry to 25% of its total assets. The credit quality of most asset-backed commercial paper depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities) and the amount and quality of any credit support provided to the securities.


         Asset-backed commercial paper is often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support.

         Such credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

         Bank notes are notes used to represent debt obligations issued by banks in large denominations.

         Tax-exempt commercial paper is an unsecured short-term obligation issued by a government or political sub-division thereof.

                             INVESTMENT RESTRICTIONS

EXCEPT AS OTHERWISE NOTED, THE RESTRICTIONS BELOW ARE FUNDAMENTAL AND CANNOT BE CHANGED WITHOUT APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, HEREINAFTER THE "1940 ACT") OF THE FUND TO WHICH THEY APPLY.


EACH OF SCHWAB MONEY MARKET FUND, SCHWAB GOVERNMENT MONEY FUND, SCHWAB RETIREMENT MONEY FUND(R) AND SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND(R) MAY
NOT:


(1) Purchase securities or make investments other than in accordance with its investment objectives and policies.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of its assets would be invested in the securities of such issuer.

(3) Purchase, in the aggregate with all other Schwab Money Funds, more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(4) Concentrate 25% or more of the value of its assets in any one industry; provided, however, that it reserves the freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the Fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities in accordance its investment objective and policies.

(5) Invest more than 5% of its total net assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) that, with their predecessors, have a record of less than three years of continuous operation.

(6) Enter into repurchase agreements if, as a result thereof, more than 10% its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than 7-days and invested in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended). Each Fund will invest no more than 10% of its net assets in illiquid securities.

(7) Invest more than 5% of its total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended).

(8) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or its Investment Manager or the Sub-Adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

(9) Invest in commodities or commodity contracts, futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(10) Invest for the purpose of exercising control or management of another issuer.

(11) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.1


(12) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objectives and policies), except that Schwab Retirement Money Fund(R) and Schwab Institutional Advantage Money Fund(R) may (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors, and (ii) lend its portfolio securities.


(13) Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. The Fund will not borrow for leverage purposes or purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding. Any borrowings by Schwab Money Market Fund or Schwab Government Money Fund will not be collateralized. If for any reason the current value of the total net assets of any Fund falls below an amount equal to three times the amount of indebtedness from money borrowed, such Fund will, within three business days, reduce its indebtedness to the extent necessary.

(14) Write, purchase or sell puts, calls or combinations thereof.

(15) Make short sales of securities, or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(16) Invest in interests in oil, gas, mineral leases or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(17) Underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

(18) Issue senior securities as defined in the 1940 Act.

Except for restrictions (4) and (13), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or net assets will not be considered a violation.


EXCEPT AS OTHERWISE NOTED, THE RESTRICTIONS BELOW ARE FUNDAMENTAL AND CANNOT BE CHANGED WITHOUT APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, HEREINAFTER THE "1940 ACT") OF THE FUND TO WHICH THEY APPLY.


EACH OF SCHWAB MUNICIPAL MONEY FUND, SCHWAB CALIFORNIA MUNICIPAL MONEY FUND AND SCHWAB NEW YORK MUNICIPAL MONEY FUND:


------------------

1 See the description of the Trustees' deferred compensation plan under "Management of the Trust" on page 17 for an exception to this investment restriction.

(1) May not purchase securities or make investments other than in accordance with investment objectives and policies.

(2) May not purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of its total assets would be invested in any industry (although securities issued by governments or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction) or in any one state (although the limitation as to investments in a state or its political subdivision shall not apply to Schwab California Municipal Money Fund or Schwab New York Municipal Money Fund), nor may it enter into a repurchase agreement if more than 10% of its net assets would be subject to repurchase agreements maturing in more than 7-days.

(3) May not purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or its Investment Manager individually own beneficially more than -1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(4) May not invest in commodities or commodity futures contracts or in real estate, except that each Fund may invest in Municipal Securities secured by real estate or interests therein.

(5) May not invest for the purpose of exercising control or management of another issuer.

(6) May not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs.

(7) May not underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.


(8) Each Fund may lend or borrow money to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.



(9) Each Fund may pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.



(10) Each Fund may issue senior securities to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.


(11) May purchase securities of any issuer only when consistent with the maintenance of its respective status as a diversified company (in the case of Schwab Municipal Money Fund) or non-diversified company (in the case of Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund) under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.


THE FOLLOWING RESTRICTIONS ARE NON-FUNDAMENTAL, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES. EACH OF SCHWAB MUNICIPAL MONEY FUND, SCHWAB CALIFORNIA MUNICIPAL MONEY FUND AND SCHWAB NEW YORK MUNICIPAL MONEY FUND MAY NOT:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its assets would be invested in the securities of that issuer, except that, with respect to Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund, provided no more than 25% of the Fund's total assets would be invested in the securities of a single issuer, up to 50% of the value of the Fund's assets may be invested without regard to this 5% limitation. For purposes of this limitation, the Fund will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer.

(2) Invest more than 5% of its total assets in securities restricted as to disposition under the federal securities laws, although this limitation shall be 10% with respect to Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund.

(3) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.1

(4) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(5) Borrow money, except from banks for temporary purposes (but not for the purpose of purchasing investments), and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed) in order to meet redemption requests which otherwise might result in the untimely disposition of securities; or pledge its securities or receivables or transfer or assign or otherwise encumber them in an amount to exceed 10% of the Fund's net assets to secure borrowings. Reverse repurchase agreements entered into by the Fund are permitted within the limitations of this paragraph. No such Fund will purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding.

(6) Write, purchase or sell puts, calls or combinations thereof, although it may purchase Municipal Securities subject to standby commitments, variable rate demand notes or repurchase agreements in accordance with its investment objective and policies.

(7) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(8) Issue senior securities as defined in the 1940 Act.


Except for fundamental restriction (3) and non-fundamental restriction (5), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or net assets will not be considered a violation. None of the Funds has a present intention of borrowing during the coming year, and in any event, each Fund would limit borrowings as required by the restrictions previously stated.



EXCEPT AS OTHERWISE NOTED, THE RESTRICTIONS BELOW ARE FUNDAMENTAL AND CANNOT BE CHANGED WITHOUT APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, HEREINAFTER THE "1940 ACT") OF THE FUND TO WHICH THEY APPLY.



------------------

1 See the description of the Trustees' deferred compensation plan under "Management of the Trust" on page 17 for an exception to this investment restriction.

THE SCHWAB VALUE ADVANTAGE MONEY FUND(R):



(1) May not underwrite securities issued by others, except to the extent it may be deemed to be an underwriter under the federal securities laws in connection with the disposition of securities from its investment portfolio.



(2) May not invest in commodities or commodity contracts, including futures contracts, or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.



(3) May not concentrate 25% or more of the value of its assets in any one industry; provided, however, that the Fund reserves the freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks which the Investment Manager has determined to be subject to the same regulation as U.S. banks, or obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.



(4) May not make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objectives and policies).



(5) May not issue senior securities as defined in the 1940 Act.



(6) May purchase securities of any issuer only when consistent with the maintenance of its respective status as a diversified company under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.



(7) May borrow money to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.



THE FOLLOWING RESTRICTIONS ARE NON-FUNDAMENTAL FOR THE SCHWAB VALUE ADVANTAGE MONEY FUND AND MAY BE CHANGED BY THE BOARD OF TRUSTEES. THE FUND MAY NOT:



(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its assets would be invested in securities of that issuer.



(2) Invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than 7-days.



(3) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the Schwab Fund Family or its Investment Manager beneficially own more than -1/2 of 1% of the securities of such issuer, and together beneficially own more than 5% of the securities of such issuer.



(4) Invest for the purpose of exercising control or management of another issuer.



(5) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.1



------------------

1 See the description of the Trustees' deferred compensation plan under "Management of the Trust" on page 17 for an exception to this investment restriction.

(6) Write, purchase or sell puts, calls or combinations thereof.



(7) Make short sales of securities or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.



(8) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs. Except as otherwise noted, if a percentage restriction is adhered to at the time of investment, a later increase in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.



         Except for fundamental investment restriction (7) and non-fundamental investment restriction (3), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or net assets will not be considered a violation.



EXCEPT AS OTHERWISE NOTED, THE RESTRICTIONS BELOW ARE FUNDAMENTAL AND CANNOT BE CHANGED WITHOUT APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, HEREINAFTER THE "1940 ACT") OF THE FUND TO WHICH THEY APPLY.


SCHWAB U.S. TREASURY MONEY FUND MAY NOT:

(1) Purchase securities other than obligations issued by the U.S. Treasury and securities backed by the "full faith and credit" guarantee of the U.S. Government that mature in 397 days or less.1

(2) Make loans to others (except through the purchase of debt obligations).

(3) Issue senior securities as defined in the 1940 Act.

(4) Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

(5) Invest in commodities or in real estate.

(6) Invest for the purpose of exercising control over management of another company.

(7) Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of the Fund's total assets in order to meet redemption requests without immediately selling any portfolio securities; or pledge its securities or receivables or transfer or assign or otherwise encumber them in an amount to exceed 33% of the Fund's net assets to secure borrowings. The Fund will not borrow for leverage purposes or purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding. If for any reason the current value of the total net assets of the Fund falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary.


------------------

1 See the description of the Trustees' deferred compensation plan under "Management of the Trust" on page 17 for an exception to this investment restriction.

THE FOLLOWING RESTRICTIONS ARE NON-FUNDAMENTAL, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES. SCHWAB U.S. TREASURY MONEY FUND MAY NOT:


(1) Invest more than 10% of its assets in securities which are not readily marketable, including securities which are restricted as to disposition; or

(2) Engage in short sales, except for short sales against the box.

                              QUALITY AND MATURITY

Each Schwab Money Fund will only purchase securities that present minimal credit risks and (except in the case of Schwab U.S. Treasury Money Fund) which are First Tier or Second Tier Securities (otherwise referred to as "Eligible Securities").1 An Eligible Security is:

(1) a security with a remaining maturity of 397 days or less (12 months or less in the case of Schwab Money Market and Schwab Government Money Funds): (a) that is rated by the requisite nationally recognized statistical rating organizations ("NRSROs") designated by the Securities and Exchange Commission (the "SEC"), (currently Moody's, S&P, Duff and Phelps Credit Rating Co., Fitch, Thomson Bankwatch, and, with respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker-dealers and broker-dealers' parent companies, and bank-supported debt, IBCA Limited and its affiliate, IBCA, Inc.) in one of the two highest rating categories for short-term debt obligations (two NRSROs are required but one rating suffices if only one NRSRO rates the security), or (b) that itself was unrated by any NRSRO, but was issued by an issuer that has outstanding a class of short-term debt obligations (or any security within that class) meeting the requirements of subparagraph 1(a) above that is of comparable priority and security;

(2) a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less (12 months or less in the case of Schwab Money Market and Schwab Government Money Funds), and (a) whose issuer received a rating within one of the two highest rating categories from the requisite NRSROs for short-term debt obligations with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the subject security; or (b) that has long-term ratings from the requisite NRSROs that are in one of the two highest categories; or

(3) a security not rated by an NRSRO but deemed by the Investment Manager, pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to securities described in (1) and (2) above and to represent minimal credit risks.

A First Tier Security is any Eligible Security that carries (or other relevant securities issued by its issuer carry) top NRSRO ratings from at least two NRSROs (a single top rating suffices if only one NRSRO rates the security) or has been determined by the Investment Manager, pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to such a security. A Second Tier Security is any other Eligible Security.


Schwab Money Market Fund, Schwab Government Money Fund, Schwab Retirement Money Fund(R), Schwab Institutional Advantage Money Fund(R) and Schwab Value Advantage Money Fund(R) will limit




------------------

1 See the description of the Trustees' deferred compensation plan under "Management of the Trust" on page 17 for an exception to this investment restriction.

their investments in the First Tier Securities of any one issuer to no more than 5% of their assets. (Repurchase agreements collateralized by non-Government securities will be taken into account when making this calculation.) Moreover, each Fund's total holdings of Second Tier Securities will not exceed 5% of its assets, with investment in the Second Tier Securities of any one issuer being limited to the greater of 1% of the Fund's assets or $1 million. In addition, the underlying securities involved in repurchase agreements collateralized by non-Government securities will be First Tier Securities at the time the repurchase agreements are executed.



                              1940 ACT LIMITATIONS


         Fundamental investment restrictions (8), (9), (10) and (11) for the Schwab Municipal Money Funds and fundamental investment restrictions (6) and (7) for Schwab Value Advantage Money Fund permit the Funds to engage in certain investment practices and purchase securities to the extent permitted by, or consistent with, the 1940 Act. Relevant limitations of the 1940 Act are described below. Each Fund is also subject to more restrictive non-fundamental investment restrictions. Non-fundamental investment restrictions may be changed by the Board of Trustees. The Board of Trustees has no current intention of changing any non-fundamental investment restrictions. Shareholders would be notified prior to any change in non-fundamental investment restrictions.



         Fundamental investment restriction (8). (Fundamental investment restriction (7) for Schwab Value Advantage Money Fund.) The 1940 Act presently limits a Fund's ability to borrow more than one-third of the value of its total assets. The positions of the SEC staff on the ability of a mutual fund to borrow have evolved in recent years with the development of new investment practices, such as reverse repurchase agreements. Fundamental investment restriction (8) allows each Fund the ability to consider engaging in new investment practices to the extent permitted by the 1940 Act as interpretations of the 1940 Act are further developed.


         Borrowing by a Fund is a form of leveraging of its portfolio which will expose it to certain risks. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest received from the securities purchased with borrowed funds.

         The 1940 Act also restricts the ability of any mutual fund to lend. Under the 1940 Act, a Fund may only make loans if expressly permitted to do so by the Fund's investment policies, and a Fund may not make loans to persons who control or are under common control with the Fund. Thus, the 1940 Act effectively prohibits a Fund from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Funds may, however, make other loans which if made would expose shareholders to certain additional risks.

         Fundamental investment restriction (9). The 1940 Act, and, in particular, certain liquidity restrictions, limits a Fund's ability to pledge, mortgage or hypothecate its assets. To the extent that pledged assets are encumbered for more than seven days, such assets would be considered illiquid and therefore, each Fund's use of such techniques would be limited to 10% of its net assets. Additionally, under the 1940 Act, a Fund is limited to pledging, mortgaging or hypothecating no more than one-third of its assets.

         Fundamental investment restriction (10). The ability of a mutual fund to issue senior securities, which has evolved somewhat in recent years, is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. In addition, portfolio management techniques involving the issuance of senior securities, such as the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, are all techniques that involve the leveraging of a portfolio and would not be consistent with the current SEC rules governing money market funds.


         Fundamental investment restriction (11). (Fundamental investment restriction (6) for Schwab Value Advantage Money Fund.) Under Section 5(b) of the 1940 Act, an investment company is diversified if, as to 75% of its total assets, no more than 5% of the value of its total assets is invested in the securities of a single issuer and no more than 10% of the issuer's voting securities is held by the investment company. As non-diversified Funds, Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund are not subject to this diversification requirement. However, each of the Funds, including Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund, is subject to the "per issuer" diversification requirements of the Code. Under the Code, the 5% "per issuer" limit is applied only to 50% of a Fund's total assets (not 75% of total assets as under the 1940 Act).

                             MANAGEMENT OF THE TRUST

         OFFICERS AND TRUSTEES. The officers and Trustees of the Trust, their principal occupations over the past five years and their affiliations, if any, with The Charles Schwab Corporation, Schwab and the Investment Manager, are as follows:


                                   POSITION WITH
NAME/DATE OF BIRTH                 THE TRUST                   PRINCIPAL OCCUPATION
------------------                 ---------                   --------------------

CHARLES R. SCHWAB*                 Chairman and Trustee        Chairman, Chief Executive Officer and Director,
July 29, 1937                                                  The Charles Schwab Corporation; Chairman and
                                                               Director, Charles Schwab & Co., Inc. and
                                                               Charles Schwab Investment Management, Inc.;
                                                               Chairman and Director, The Charles Schwab Trust
                                                               Company; Chairman and Director (current board
                                                               positions), and Chairman (officer position)
                                                               until December 1995, Mayer & Schweitzer, Inc.
                                                               (a securities brokerage subsidiary of The
                                                               Charles Schwab Corporation); Director, The Gap,
                                                               Inc. (a clothing retailer), Transamerica
                                                               Corporation (a financial services
                                                               organization), AirTouch Communications (a
                                                               telecommunications company) and Siebel Systems
                                                               (a software company).


TIMOTHY F. McCARTHY**              President and Trustee       Executive Vice President and President,
September 19, 1951                                             Financial Products and International Group,
                                                               Charles Schwab & Co., Inc.; Executive Vice
                                                               President and President, Financial Products and
                                                               International Group, The Charles Schwab
                                                               Corporation; Chief Executive Officer, Charles
                                                               Schwab Investment Management, Inc.; Vice
                                                               Chairman and Chief Operating Officer, Charles
                                                               Schwab Limited; Director, Mayer & Schweitzer.
                                                               From 1994 to 1995, Mr. McCarthy was Chief
                                                               Executive Officer, Jardine Fleming Unit Trusts
                                                               Ltd.; Executive Director, Jardine Fleming
                                                               Holdings Ltd.; Chairman, Jardine Fleming Taiwan
                                                               Securities Ltd.; and Director of JF India and
                                                               Fleming Flagship, Europe. Prior to 1994, he was
                                                               President of Fidelity Investments Advisor
                                                               Group, a division of Fidelity Investments in
                                                               Boston.


DONALD F. DORWARD                  Trustee                     President and Chief Executive Officer, Dorward &
September 23, 1931                                             Associates (advertising and marketing/consulting).


------------------
 * Mr. Schwab is an "interested person" of the Trust.


** Mr. McCarthy is an "interested person" of the Trust.

ROBERT G. HOLMES                   Trustee                     Chairman, Chief Executive Officer and Director,
May 15, 1931                                                   Semloh Financial, Inc.  Semloh Financial is an
                                                               international financial services and investment
                                                               advisory firm.

DONALD R. STEPHENS                 Trustee                     Managing Partner, D.R. Stephens & Co. (investment
June 28, 1938                                                  banking).  Prior to 1995, Mr. Stephens was Chairman
                                                               and Chief Executive Officer of North American Trust
                                                               (a real estate investment trust).  Prior to 1992,
                                                               Mr. Stephens was Chairman and Chief Executive
                                                               Officer of the Bank of San Francisco.

MICHAEL W. WILSEY                  Trustee                     Chairman, Chief Executive Officer and Director,
August 18, 1943                                                Wilsey Bennett, Inc. (truck and air transportation,
                                                               real estate investment and management, and
                                                               investments).

TAI-CHIN TUNG                      Treasurer and Principal     Vice President - Finance, Charles Schwab & Co.,
March 7, 1951                      Financial Officer           Inc.; Controller, Charles Schwab Investment
                                                               Management, Inc.  From 1994 to 1996, Ms. Tung was
                                                               Controller for Robertson Stephens Investment
                                                               Management, Inc.  From 1993 to 1994, she was Vice
                                                               President of Fund Accounting, Capital Research and
                                                               Management Co.  Prior to 1993, Ms. Tung was Senior
                                                               Vice President of the Sierra Funds and Chief
                                                               Operating Officer of Great Western Financial
                                                               Securities.

WILLIAM J. KLIPP*                  Executive Vice President,   Executive Vice President-SchwabFunds(R), Charles
December 9, 1955                   Chief Operating Officer     Schwab & Co., Inc.; President and Chief Operating
                                   and Trustee                 Officer, Charles Schwab Investment Management, Inc.
                                                               Prior to 1993, Mr. Klipp was Treasurer of Charles
                                                               Schwab & Co., Inc. and Mayer & Schweitzer, Inc.

STEPHEN B. WARD                    Senior Vice President and   Senior Vice President and Chief Investment Officer,
April 5, 1955                      Chief Investment Officer    Charles Schwab Investment Management, Inc.

FRANCES COLE                       Secretary                   Vice President, Chief Counsel, Chief Compliance
September 9, 1955                                              Officer and Assistant Corporate Secretary, Charles
                                                               Schwab Investment Management, Inc.

DAVID H. LUI                       Assistant Secretary         Vice President and Senior Counsel, Charles Schwab
October 14, 1960                                               Investment Management, Inc.  From 1991 to 1992, he
                                                               was Assistant Secretary and Assistant Corporate
                                                               Counsel for the Franklin Group of



------------------
* Mr. Klipp is an "interested person" of the Trust.

                                                               Mutual Funds.

CHRISTINA M. PERRINO               Assistant Secretary         Vice President and Senior Counsel, Charles Schwab
June 16, 1961                                                  Investment Management, Inc.  Prior to 1994, she was
                                                               Counsel and Assistant Secretary for North American
                                                               Security Life Insurance Company and Secretary for
                                                               North American Funds.

KAREN L. SEAMAN                    Assistant Secretary         Corporate Counsel, Charles Schwab Investment
February 27, 1968                                              Management, Inc.  From October, 1994 to July 1996,
                                                               Ms. Seaman was Attorney for Franklin Resources,
                                                               Inc.  Prior to 1994, Ms. Seaman was  an attorney
                                                               for The Benham Group.

Each of the above-referenced Officers and/or Trustees also serves in the same capacity as described for the Trust for Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

                              COMPENSATION TABLE 1



                                                   Pension or
                                                   Retirement Benefits   Estimated Annual
                             Aggregate             Accrued as Part of    Benefits Upon         Total Compensation
Name of Person,              Compensation from     Fund Expenses from    Retirement from the   from the Fund
Position                     the Trust             the Fund Complex 2    Fund Complex 2        Complex 2
--------                     ---------             -----------------     -------------         --------
Charles R. Schwab,                    0                    N/A                   N/A                    0
Chairman and Trustee

Timothy F. McCarthy,                  0                    N/A                   N/A                    0
President and Trustee

William J. Klipp,                     0                    N/A                   N/A                    0
Executive Vice President,
Chief Operating Officer
and Trustee

Donald F. Dorward,                 $47,100                 N/A                   N/A                 $83,950
Trustee

Robert G. Holmes,                  $47,100                 N/A                   N/A                 $83,950
Trustee

Donald R. Stephens,                $47,100                 N/A                   N/A                 $83,950
Trustee

Michael W. Wilsey,                 $47,100                 N/A                   N/A                 $83,950
Trustee


         1      Figures are for the Trust's fiscal year ended December 31, 1996.


         2 "Fund Complex" comprises all 29 funds of the Trust, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios.




            --------------------------------------------------------


                       TRUSTEE DEFERRED COMPENSATION PLAN

         Pursuant to exemptive relief received by the Trust from the SEC, the Trust may enter into deferred fee arrangements (the "Fee Deferral Plan" or the "Plan") with the Trust's Trustees who are not "interested persons" of any of the Funds of the Trust (the "Independent Trustees" or the "Trustees").

         As of the date of this Statement of Additional Information, none of the Independent Trustees has elected to participate in the Fee Deferral Plan. If an Independent Trustee does elect to participate in the Plan, the Plan would operate as described below.


         Under the Plan, deferred Trustee's fees will be credited to a book reserve account established by the Trust (the "Deferred Fee Account"), as of the date such fees would have been paid to such Trustee. The value of the Deferred Fee Account, as of any date, will be equal to the value the Account would have had as of that date, if the amounts credited to the Account had been invested and reinvested in the securities of the SchwabFund or SchwabFunds(R) selected by the participating Trustee (the "Selected SchwabFund

Securities"). SchwabFunds include the series or classes of beneficial interest of the Trust, Schwab Investments and Schwab Capital Trust.


         Pursuant to the exemptive relief granted to the Trust, each Fund will purchase and maintain the Selected SchwabFund Securities in an amount equal to the deemed investments in that Fund of the Deferred Fee Accounts of the Independent Trustees. The exemptive relief granted to the Trust permits the Funds and the Trustees to purchase the Selected SchwabFund Securities, which transactions would otherwise be limited or prohibited by the investment policies and/or restrictions of the Funds. See "Investment Restrictions."

                               INVESTMENT MANAGER


         The Investment Manager, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the Funds' investment adviser and administrator pursuant to two separate yet otherwise substantially similar Investment Advisory and Administration Agreements (the "Advisory Agreements") between it and the Trust. The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and currently provides investment management services to the SchwabFunds(R), a family of 29 mutual funds with over $47 billion in assets as of April 1, 1997. The Investment Manager is an affiliate of Schwab; the Trust's distributor; and the shareholder services and transfer agent.


         Each Advisory Agreement will continue in effect for one-year terms for each Fund to which it relates, subject to annual approval by: (1) the Trust's Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund. In either event, the continuance must also be approved by a majority of the Trust's Board of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of a Fund, and will terminate automatically upon assignment.


         Pursuant to an Advisory Agreement dated May 1, 1997, the Investment Manager is entitled to receive from Schwab Money Market Fund a graduated annual fee, payable monthly, of 0.46% of the Fund's average daily net assets not in excess of $1 billion, 0.45% of net assets over $1 billion but not in excess of $3 billion, 0.40% of net assets over $3 billion but not in excess of $10 billion, 0.37% of net assets over $10 billion but not in excess of $20 billion and 0.34% of net assets over $20 billion. Pursuant to an Advisory Agreement dated May 1, 1997, the Investment Manager is entitled to receive from Schwab Government Money Fund and Schwab Municipal Money Fund a graduated annual fee, payable monthly, of 0.46% of the average daily net assets of each such Fund's average daily net assets not in excess of $1 billion, 0.41% of such net assets over $1 billion but not in excess of $2 billion, and 0.40% of such net assets over $2 billion.


         For the fiscal year ended December 31, 1994, the investment advisory fees paid by Schwab Money Market Fund, Schwab Government Money Fund and Schwab Municipal Money Fund were $28,697,000 (fees were reduced by $13,405,000); $5,434,000 (fees were reduced by $2,922,000); and $5,421,000 (fees were reduced by $6,646,000), respectively.

         For the fiscal year ended December 31, 1995, the investment advisory fees paid by Schwab Money Market Fund, Schwab Government Money Fund and Schwab Municipal Money Fund were $36,652,000 (fees were reduced by $15,603,000); $1,901,000 (fees were reduced by $2,777,000); and $6,465,000 (fees were reduced by $7,229,000), respectively.

         For the fiscal year ended December 31, 1996, the investment advisory fees paid by Schwab Money Market Fund, Schwab Government Money Fund and Schwab Municipal Money Fund were $46,270,000 (fees were reduced by $19,250,000); $5,671,000 (fees were reduced by $2,847,000); and $8,034,000 (fees were reduced by $8,734,000), respectively.



         Pursuant to an Advisory Agreement dated June 15, 1994, as may be amended from time to time, the Investment Manager is entitled to receive an annual fee, payable monthly, of 0.46% of each of Schwab California Municipal Money Fund, Schwab New York Municipal Money Fund and Schwab U.S. Treasury Money Fund's average daily net assets not in excess of $1 billion, 0.41% of such net assets over $1 billion but not in excess of $2 billion, and 0.40% of such net assets over $2 billion. In addition, the Investment Manager is entitled to receive from Schwab Retirement Money Fund(R), Schwab Institutional Advantage Money Fund(R) and Schwab Value Advantage Money Fund(R) a graduated annual fee, payable monthly, of 0.46% of each such Fund's average daily net assets not in excess of $1 billion, 0.45% of net assets over $1 billion but not in excess of $3 billion, 0.40% of net assets over $3 billion but not in excess of $10 billion, 0.37% of net assets over $10 billion but not in excess of $20 billion and 0.34% of net assets over $20 billion.



         For the fiscal year ended December 31, 1994, the investment advisory fees paid by Schwab California Municipal Money Fund, Schwab U.S. Treasury Money Fund, Schwab Institutional Advantage Money Fund, Schwab Retirement Money Fund and Schwab Value Advantage Money Fund were $2,254,000 (fees were reduced by $3,274,000); $1,016,000 (fees were reduced by $1,442,000); $124,000 (fees were reduced by $96,000); and $75,000 (fees were reduced by $21,000); and $2,144,000
(fees were reduced by $6,741,000), respectively.



         For the fiscal year ended December 31, 1995, the investment advisory fees paid by Schwab California Municipal Money Fund, Schwab U.S. Treasury Money Fund, Schwab Institutional Advantage Money Fund, Schwab Retirement Money Fund, and Schwab Value Advantage Money Fund were $2,748,000 (fees were reduced by $3,697,000); $2,748,000 (fees were reduced by $2,674,000); $202,000 (fees were reduced by $162,000); $338,000 (fees were reduced by $16,000); and $15,877,000
(fees were reduced by $7,922,000), respectively. For the period February 27, 1995 (commencement of operations) to December 31, 1995, the investment advisory fee paid by Schwab New York Municipal Money Fund was $464,000 (fees were reduced by $277,000).



         For the fiscal year ended December 31, 1996, the investment advisory fees paid by Schwab California Municipal Money Fund, Schwab U.S. Treasury Money Fund, Schwab Institutional Advantage Money Fund, Schwab Retirement Money Fund, Schwab New York Municipal Money Fund, and Schwab Value Advantage Money Fund were $3,737,000 (fees were reduced by $4,819,000); $2,420,000 (fees were reduced by $3,302,000); $292,000 (fees were reduced by $225,000); $494,000 (fees were reduced by $22,000); $535,000 (fees were reduced by $696,000); and $30,667,000
(fees were reduced by $6,081,000), respectively.


                                    EXPENSES

         The Trust pays the expenses of its operations, including: the fees and expenses of independent accountants, counsel and the custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and membership dues in the Investment Company Institute or any similar organization. The Trust's expenses generally are allocated among the Funds on the basis of relative net assets at the time the expense is incurred, except that expenses directly attributable to a particular Fund or class of a Fund are charged to that Fund or class, respectively.

                                   DISTRIBUTOR

         Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the Trust and is the Trust's agent for the purpose of the continuous offering of the Funds' shares. Each Fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with respect to the Advisory Agreements.

                          CUSTODIAN AND FUND ACCOUNTANT

         PNC Bank, National Association, at the Airport Business Center, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113, serves as Custodian for the Trust.

         PFPC, Inc., at 400 Bellevue Parkway Wilmington, Delaware 19809, serves as Fund Accountant for the Trust.

                             ACCOUNTANTS AND REPORTS
                                 TO SHAREHOLDERS

         The Trust's independent accountants, Price Waterhouse LLP, audit and report on the annual financial statements of each series of the Trust and review certain regulatory reports and each Fund's federal income tax return. Price Waterhouse LLP also performs other professional accounting, auditing, tax and advisory services when the Trust engages it to do so. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of Price Waterhouse LLP is 555 California Street, San Francisco, California 94104.

                                  LEGAL COUNSEL

         Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005, is counsel to the Trust.


                       PORTFOLIO TRANSACTIONS AND TURNOVER

                             PORTFOLIO TRANSACTIONS


         Portfolio transactions are undertaken principally to pursue the objective of each Fund in relation to movements in the general level of interest rates; invest money obtained from the sale of Fund shares; reinvest proceeds from maturing portfolio securities; and meet redemptions of Fund shares. Portfolio transactions may increase or decrease the yield of a Fund depending upon management's ability to correctly time and execute them.


         The Investment Manager, in effecting purchases and sales of portfolio securities for the account of each Fund, seeks to obtain best price and execution. Subject to the supervision of the Board of Trustees, the Investment Manager will generally select brokers and dealers for the Funds primarily on the basis of the quality and reliability of brokerage services, including execution capability and financial responsibility.

         When the execution and price offered by two or more broker-dealers are comparable, the Investment Manager may, in its discretion, utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources may also be used by the Investment Manager when providing advisory services to other investment advisory clients, including mutual funds.

         The Trust expects that purchases and sales of portfolio securities will usually be principal transactions. Securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities.

         Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

         The investment decisions for each Fund are reached independently from those for other accounts managed by the Investment Manager. Such other accounts may also make investments in instruments or securities at the same time as a Fund. When two or more accounts managed by the Investment Manager have funds available for investment in similar instruments, available instruments are allocated as to amount in a manner considered equitable to each account. In some cases, this procedure may affect the size or price of the position obtainable for Fund. However, it is the opinion of the Board of Trustees that the benefits conferred by the Investment Manager outweigh any disadvantages that may arise from exposure to simultaneous transactions.

                               PORTFOLIO TURNOVER

         Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, each Schwab Money Fund's portfolio turnover rate for reporting purposes is expected to be zero.


                             DISTRIBUTIONS AND TAXES

                                  DISTRIBUTIONS


         On each day that the net asset value per share of a Fund is determined ("Business Day"), such Fund's net investment income will be declared as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) as a daily dividend to shareholders of record as of the last calculation of net asset value prior to the declaration. In the case of Schwab Institutional Advantage Money Fund(R), for shareholders satisfying certain conditions, investment income will be declared as a daily dividend to shareholders of record as of that day's calculation of net asset value. Conditions which must be met in order to receive a dividend for the day on which the order is received by the Transfer Agent or its authorized agent are: (1) a minimum investment of $100,000; (2) receipt by Schwab or the Charles Schwab Trust Company before 1:30 p.m. Eastern time; and (3) payment in immediately available funds. Shareholders will receive dividends in additional shares unless they elect to receive cash. For each Fund except Schwab Retirement Money Fund(R) and Schwab Institutional Advantage Money Fund, dividends will normally be reinvested monthly in full shares of the Fund (for Schwab Municipal Money Fund, Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund, dividends will normally be reinvested monthly in full Sweep Shares of the Fund) at the net asset value on the 15th day of each month, if a Business Day, otherwise on the next Business Day. For Schwab Retirement Money Fund(R) and Schwab Institutional Advantage Money Fund(R), dividends will normally be reinvested monthly in full shares of the Fund at the net asset value on the 15th day of each month, if a Business Day, otherwise on the next Business Day. If cash payment is requested, checks will normally be mailed on the Business Day following the reinvestment date. Each Fund will pay shareholders, who redeem all of their shares, all dividends accrued to the time of the redemption within 7 days.

         Each Fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Fund (other than Schwab Municipal Money Fund, Schwab California Municipal Money Fund, Schwab New York Municipal Money Fund and Schwab Value Advantage Money Fund) consists of: (1) accrued interest income, plus or minus amortized discount or premium, minus (2) accrued expenses allocated to that Fund. For this purpose, for Schwab Municipal Money Fund, Schwab California Municipal Money Fund, Schwab New York Municipal Money Fund and Schwab Value Advantage Money Fund, the net investment income of the Sweep Shares of each Fund consists of: (1) accrued interest income plus or minus amortized discount or premium, allocated to the Sweep Shares of that Fund minus (2) accrued expenses allocated to the Sweep Shares of that Fund. If a Fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees. Any realized capital losses, to the extent not offset by realized capital gains, will be carried forward. It is not anticipated that a Fund will realize any long-term capital gains. Expenses of the Trust are accrued each day. Should the net asset value of a Fund deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and any unrealized gains and losses could affect the amount of the Fund's distributions.


                              FEDERAL INCOME TAXES

         It is each Fund's policy to qualify for taxation as a "regulated investment company" by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject.

         In order to qualify as a regulated investment company, each of the Funds must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies; (2) derive less than 30% of its gross income from gains from the sale or other disposition of certain assets (including stocks and securities) held for less than three months; and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of any other regulated investment company) or of two or more issuers that the Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. These requirements may restrict the degree to which a Fund may engage in short-term trading and certain hedging transactions and may limit the range of a Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes to shareholders, provided that the Fund meets certain minimum distribution requirements. To comply with these requirements, a Fund must distribute at least (a) 90% of its "investment company taxable income" (as that term is defined in the Code) and (b) 90% of the excess of its (i) tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable year. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

         If a Fund fails to distribute in a calendar year (regardless of whether it has a non-calendar taxable year) substantially all of its (i) ordinary income for such year; and (ii) capital gain net income for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of this excise tax.

         Any distributions declared by the Funds in October, November or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year in which they were declared. A Fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

         The Funds do not expect to realize any significant amount of long-term capital gain. However, any distributions of long-term capital gain will be taxable to the shareholders as long-term capital gain, regardless of how long a shareholder has held the Fund's shares. If a shareholder disposes of shares at a loss before holding such shares for longer than six months, the loss will be treated as a long-term capital loss to the extent the shareholder received a capital gain dividend on the shares.


         The Funds may engage in investment techniques that may alter the timing and character of the Funds' income. The Funds may be restricted in their use of these techniques by rules relating to their qualification as regulated investment companies.


         A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.



         The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the Funds are generally not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by a Fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

                          SCHWAB MUNICIPAL MONEY FUND,
                        SCHWAB CALIFORNIA MUNICIPAL MONEY
                 FUND AND SCHWAB NEW YORK MUNICIPAL MONEY FUND

         The Code permits a regulated investment company that invests at least 50% of its assets at the close of each quarter in Municipal Securities to pass through to its investors, on a tax-exempt basis, net Municipal Securities interest income. An exempt-interest dividend is any dividend or part thereof, (other than a capital gain dividend) paid by Schwab Municipal Money Fund, Schwab California Municipal Money Fund or Schwab New York Municipal Money Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of such Fund's taxable year, but not to exceed in the aggregate the net Municipal Securities interest income received by each such Fund during the taxable year. The percentage of the total dividends paid for any taxable year that qualified as exempt-interest dividends will be the same for all shareholders receiving dividends from each Fund during such year, regardless of the period for which the Shares were held. If for any taxable year, Schwab Municipal Money Fund, Schwab California Municipal Money Fund or Schwab New York Municipal Money Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders) when distributed and Municipal Securities interest income, although not taxed to the Funds, would be taxable to shareholders.

         A shareholder should consult his or her own tax adviser with respect to whether exempt-interest dividends would be excludable from gross income if the shareholder were treated as a "substantial user" of facilities financed by an obligation held by a Fund or a "related person" to such user under the Code. Any loss on the sale or exchange of any share held for six months or less will be disallowed to the extent of the amount of the exempt-interest dividend received with respect to such share. The U.S. Treasury Department is authorized to issue regulations reducing the period to not less than 31 days for certain regulated investment companies, but no such regulations have been issued as of the date of this Statement of Additional Information.

         All or part of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of that Fund's total distributions (excluding distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of the shares.

         The discussion of federal income taxation presented above summarizes only some of the important federal tax considerations generally affecting purchasers of Fund shares. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund and its shareholders, and the discussion is not intended as a substitute for careful tax planning. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a Fund.

                                   STATE TAXES

         With respect to Schwab California Municipal Money Fund, if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of obligations the interest on which is exempt from California personal income taxation under the Constitution or laws of California or of the United States when held by an individual ("California Exempt Obligations"), then the Fund will be qualified to pay dividends exempt from State of California personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). Schwab California Municipal Money Fund intends to qualify under the above requirement so that it can pay California exempt-interest dividends. If Schwab California Municipal Money Fund fails to so qualify, no part of its dividends will be exempt from State of California personal income tax.

         With respect to Schwab New York Municipal Money Fund, there is no analogous requirement, so all dividends representing interest on New York Municipal Securities that is exempt from New York personal income taxation will be exempt from New York State and municipal income taxes in the hands of non-corporate shareholders ("New York exempt-interest dividends").

         Not later than 60 days after the close of its taxable year, Schwab California and New York Municipal Money Funds will notify each shareholder of the portion of the dividends paid by it to the shareholder, with respect to such taxable year which is exempt from State of California personal income tax or New York personal income tax, respectively.


         The total amount of California exempt-interest dividends paid by Schwab California Municipal Money Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on California Exempt Obligations, less any expenses or expenditures (including any expenditures attributable to the acquisition of additional securities for Schwab California Municipal Money Fund) that are allocable to such interest. Dividends paid by Schwab California Municipal Money Fund in excess of this limitation will be treated as ordinary dividends subject to State of California personal income tax at ordinary rates. For purposes of this limitation, expenses or other expenditures paid during any year generally will be allocable with funds attributable to interest received by the Fund from California Exempt Obligations for such year in the same ratio as such interest from California Exempt Obligations for such year bears to the total gross income earned by the Fund for the year. The effect of this accounting convention is that amounts of interest from California Exempt Obligations received by Schwab California Municipal Money Fund that would otherwise be available for distribution as California exempt-interest dividends will be reduced by the expenses and expenditures be allocable from such amounts.



         To the extent, if any, dividends paid to shareholders by Schwab California Municipal Money Fund or New York Municipal Money Fund are derived from long-term and short-term capital gains, such dividends will not constitute California or New York exempt-interest dividends. Rules similar to those regarding the treatment of such dividends for federal income tax purposes are also applicable for State of California and New York personal income tax purposes. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of Schwab California Municipal Money Fund or New York Municipal Money Fund is not deductible for California or New York personal income tax purposes, if the Fund distributes California or New York exempt-interest dividends, respectively, to the shareholder during his or her taxable year.



         The foregoing is a summary of only some of the important state personal income tax considerations generally affecting Schwab California Municipal and New York Municipal Money Funds and their shareholders. No attempt is made to present a detailed explanation of the state personal income tax treatment of Schwab California Municipal and New York Municipal Money Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of Schwab California Municipal and New York Municipal Money Funds' dividends constituting California or New York exempt-interest dividends, respectively, is only excludable from income for State of California or State of New York personal income tax purposes, respectively.



         Any dividends paid to shareholders of the Funds subject to California or New York franchise or corporate income tax will be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California or New

York personal income tax. Accordingly, potential investors in the Schwab California Municipal Money Fund or New York Municipal Money Fund, including, in particular, corporate investors which may be subject to California or New York franchise or corporate income tax, should consult their tax advisers with respect to the application of such tax to the receipt of dividends from the Funds and as to their own state tax situation, in general.



                             SHARE PRICE CALCULATION


         Each Schwab Money Fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of a Fund's investments at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per share net asset value, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Schwab Money Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Schwab Money Fund's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Schwab Money Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share.


                        HOW THE FUNDS REPORT PERFORMANCE

         The historical performance of a Fund may be shown in the form of total return, yield, effective yield and, for the Sweep Shares of Schwab Municipal Money Fund, Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund, taxable equivalent yield and taxable equivalent effective yield. These measures of performance are described below.

                                  TOTAL RETURN

         Standardized Total Return. Average annual total return for a period is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a Fund made at the beginning of the period, then calculating the average annual compounded rate of return that would produce the same investment return on the $1,000 over the same period. In computing average annual total return, a Fund assumes the reinvestment of all distributions at net asset value on applicable reinvestment dates.

         Nonstandardized Total Return. Nonstandardized total return for a Fund differs from standardized total return in that it relates to periods other than the period for standardized total return and/or that it represents aggregate (rather than average) total return.

         In addition, an after-tax total return for each Fund may be calculated by taking that Fund's standardized or non-standardized total return and subtracting applicable federal taxes from the portions of each Fund's total return attributable to capital gains distributions and ordinary income. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

         Each Fund may also report the percentage of that Fund's standardized or non-standardized total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates before redemption of Fund shares). This proportion may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

         A Fund may also advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from inception to the date specified.



              From Commencement of Operations to December 31, 1996



                                     Commencement         Average Annual   Cumulative        One Year Total Return
                                     of Operations        Total Return     Total Return      as of December 31, 1996
                                     -------------        ------------     ------------      -----------------------

Schwab Money Market Fund             January 26, 1990     4.76%            38.06%            4.91%

Schwab Government Money Fund         January 26, 1990     4.70%            37.49%            4.83%

Schwab U.S. Treasury  Money Fund     November 6, 1991     3.87%            21.64%            4.77%

Schwab Municipal Money Fund-Sweep
Shares                               January 26, 1990     3.17%            22.05%            2.92%

Schwab California Municipal Money

Fund-Sweep Shares                    November 6, 1990     2.77%            18.31%            2.80%

Schwab Retirement Money Fund(R)      March 2, 1994        4.81%            14.27%            4.93%

Schwab Institutional Advantage
Money Fund(R)                        January 4, 1994      4.89%            15.38%            5.15%

Schwab New York Municipal Money
Fund-Sweep Shares                    February 27, 1995    2.97%            5.56%             2.74%

Schwab Value Advantage Money
Fund-Sweep Shares*                   N/A                  N/A              N/A               N/A



------------------

* The Sweep Shares of the Schwab Value Advantage Money Fund will not commence operations until on or about May 19, 1997.

                                      YIELD


         A Fund's yield refers to the net investment income generated by a hypothetical investment in the Fund (or, in the case of Schwab Municipal Money Fund, Schwab California Municipal Money Fund, Schwab New York Municipal Money Fund and Schwab Value Advantage Money Fund, the Sweep Shares of the Fund) over a specific 7-day period. This net investment income is then annualized, which means that the net investment income generated during the 7-day period is assumed to be generated in each 7-day period over an annual period, and is shown as a percentage of the investment.


                                 EFFECTIVE YIELD

         A Fund's effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded weekly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect.

                          TAXABLE EQUIVALENT YIELD AND
                       TAXABLE EQUIVALENT EFFECTIVE YIELD


         The taxable equivalent yield of the Sweep Shares of Schwab Municipal Fund is computed by dividing that portion of the yield of the class (computed as described above) that is tax-exempt by an amount equal to one minus the stated federal income tax rate (normally assumed to be the maximum applicable marginal tax bracket rate) and adding the result to that portion, if any, of the yield of the class that is not tax-exempt. The taxable equivalent yield of the Sweep Shares of Schwab California Municipal Money Fund is calculated by dividing that portion of the yield of the class (computed as described above) which is tax-exempt by an amount equal to one minus the stated combined State of California and federal income tax rate (normally assumed to be the maximum federal marginal rate of 39.6% and the California marginal rate of 9.3%, although other rates may be used at times), and adding the result to that portion, if any, of the yield of the class that is not tax-exempt. The taxable equivalent yield of the Sweep Shares of Schwab New York Municipal Money Fund is calculated by dividing that portion of the yield of the class (computed as described above) which is tax-exempt by an amount equal to one minus the stated combined New York municipal, State of New York and federal income tax rate (normally assumed to be the maximum federal marginal rate of 39.6%, the State of New York marginal rate of 6.85% and the New York City municipal marginal rate of 4.457%, although other rates may be used at times), and adding the result to that portion, if any, of the yield of the class that is not tax-exempt.



         Taxable equivalent effective yields are computed in the same manner as taxable equivalent yields, except that effective yield is substituted for yield in the calculation. In calculating taxable equivalent yields and effective yields, Schwab Municipal Money Fund generally assumes an effective tax rate of 39.6%, Schwab California Municipal Money Fund generally assumes an effective tax rate (combining the federal 39.6% rate and the California 9.3% rate, and assuming the taxpayer deducts California state taxes paid) of 45.22%, and Schwab New York Municipal Money Fund generally assumes an effective tax rate (combining the federal 39.6% rate, the New York state 6.85% rate and the New York City municipal 4.457% rate, and assuming the taxpayer deducts New York state and New York City municipal taxes paid) of 46.43%. Investors in Schwab New York Municipal Money Fund should understand that, under legislation enacted in New York State and New York City, the maximum effective tax rates for 1998 and 1999 will be 44.89% and 44.58%, respectively. The effective tax rates used in determining such yields do not reflect the tax costs resulting from the full or partial loss of the benefits of personal exemptions, itemized deductions and California exemption credits that may result from the receipt of additional taxable income by single taxpayers or married taxpayers filing jointly with adjusted gross incomes exceeding $121,200, ($60,600 for married filing separate returns) in 1997. Actual taxable equivalent yields and taxable equivalent effective yields may be higher for taxpayers subject to the loss of these benefits than the rates reported by the Funds.


                         TAX-EXEMPT VERSUS TAXABLE YIELD


         Investors may want to determine which investment -- tax exempt or taxable -- will provide a higher after-tax return. To determine the taxable equivalent yield or taxable equivalent effective yield, simply divide the yield or effective yield of Sweep Shares of Schwab Municipal Money Fund, Schwab California Municipal Money Fund or Schwab New York Municipal Money Fund by one minus your marginal federal tax rate (or combined state and federal tax rate in the case of Schwab California Municipal Money Fund, or combined municipal, state, and federal tax rate in the case of Schwab New York Municipal Money
Fund). Note, however, that as discussed above, full or partial loss by certain investors of the described federal tax benefits could cause the resulting figure to understate the after-tax return produced by the Sweep Shares of the Fund in question.



         Performance information, except Sweep Shares of Schwab Value Advantage Money Fund, for the 7-day period ended December 31, 1996, is presented below. The taxable equivalent yield and taxable equivalent effective yield figures are based, in the case of Schwab Municipal Money Fund, upon an assumed 1996 effective tax rate of 39.6%; in the case of Schwab California Municipal Money Fund, upon an assumed 1996 effective tax rate of 45.22%; in the case of Schwab New York Municipal Money Fund, upon an assumed effective tax rate of 46.27%. The yields below are based on the maximum rates in effect for 1996. Tax rates in effect for 1997 are different. See the discussion above relating to federal, State of California and State of New York tax rates.



                                                                       Taxable          Taxable
                                                     Effective         Equivalent       Equivalent
                                    Yield            Yield             Yield            Effective Yield
                                    -----            -----             -----            ---------------
Schwab Money Market                 4.80%            4.91%             N/A              N/A
Fund

Schwab Government                   4.74%            4.85%             N/A               N/A
Money Fund

Schwab U.S. Treasury                4.69%            4.80%             N/A              N/A
Money Fund

Schwab Municipal                    3.29%            3.34%             5.45%            5.53%
Money Fund-Sweep Shares

Schwab California                   3.20%            3.25%             5.84%            5.93%
Municipal Money
Fund-Sweep Shares

Schwab New York                     3.15%            3.20%             5.86%            5.96%
Municipal Money
Fund-Sweep Shares

Schwab Institutional                5.09%            5.22%             N/A              N/A
Advantage Money Fund(R)

Schwab Retirement                   4.86%            4.99%             N/A              N/A
Money Fund(R)

Schwab Value Advantage              N/A              N/A               N/A              N/A
Money Fund-Sweep Shares*



------------------

* The Sweep Shares of the Schwab Value Advantage Money Fund does not commence operations until on or about May 19, 1997.

                               GENERAL INFORMATION


         The Trust generally is not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust and Bylaws, shareholder meetings will be held in connection with the following matters: (1) election or removal of Trustees, if a meeting is requested in writing by a shareholder or shareholders who beneficially own(s) 10% or more of the Trust's shares; (2) adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust to the extent and as provided in the Declaration of Trust; (4) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any of its investment portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) determination of whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) such additional matters as may be required by law, the Declaration of Trust, the Bylaws or any registration of the Trust with the SEC or any state or as the Board of Trustees may consider desirable. The shareholders also would vote upon changes to a Fund's fundamental investment objective, policies or restrictions.

         Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, retirement or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act, (i) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.


         Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the Trust's outstanding shares, stating that they wish to communicate with the other shareholders for the purpose of obtaining signatures necessary to demand a meeting to consider removal of one or more Trustees, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.


         The Bylaws provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, of the Declaration of Trust or of the Bylaws permits or requires that (i) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (ii) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

         Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

         For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.


                         PRINCIPAL HOLDERS OF SECURITIES


         As of April 14, 1997, The Charles Schwab Trust Company FBO Mutual Fund FSI2 Trading, 101 Montgomery Street, San Francisco, California 94104 directly or beneficially owned 73.85% of Schwab Retirement Money Fund(R). As of April 14, 1997, The Charles Schwab Trust Company TTEE Technology Financial Assoc. Inc., Retirement Savings Plan, FBO Henry H. Hoffman, 101 Montgomery Street, San Francisco, California 94104 directly or beneficially owned 87.24%% of Schwab Institutional Advantage Money Fund(R).



         In addition, as of April 14, 1997 the officers and Trustees of the Trust, as a group, owned less than 1% of each Fund's outstanding voting securities.



                            ACCESS TO SCHWAB'S MUTUAL
                            FUND ONESOURCE(R) SERVICE


         With Schwab's Mutual Fund OneSource Service ("OneSource"), a shareholder can invest in over 650 mutual funds from many fund companies, subject to the following. Schwab's standard transaction fee will be charged on each redemption of fund shares held for 90 days or less to discourage short-term trading. Mutual fund shares held for more than 90 days are exempt from the short-term redemption policy and may be sold without penalty. Up to 15 short-term redemption of fund shares per calendar year are permitted. If you exceed this number, you will no longer be able to buy or sell fund shares without paying a transaction fee. As a courtesy, we will notify you in advance if your short-term redemptions are nearing the point where all of your future trades will be subject to transaction fees. Schwab reserves the right to modify OneSource's terms and conditions at any time. For more information, a shareholder should contact his or her Schwab office during its regular business hours or call 800-2 NO-LOAD, 24 hours a day.

                                 SCHWABFUNDS(R)

SchwabFunds offers a variety of series and classes of shares of beneficial interest to help you with your investment needs.

                                  EQUITY FUNDS

                    Schwab 1000 Fund(R) -- Investor Shares 1
                      Schwab 1000 Fund -- Select Shares 1
            Schwab International Index Fund(R) -- Investor Shares 2
               Schwab International Index Fund -- Select Shares 2
              Schwab Small-Cap Index Fund(R) -- Investor Shares 2
                 Schwab Small-Cap Index Fund -- Select Shares 2
                 Schwab Asset Director(R) -- High Growth Fund 2
                Schwab Asset Director -- Balanced Growth Fund 2
              Schwab Asset Director -- Conservative Growth Fund 2
                    Schwab S&P 500 Fund -- Investor Shares 2
                    Schwab S&P 500 Fund -- e.Shares(TM) 2,3
                     Schwab S&P 500 Fund -- Select Shares 2
                          Schwab Analytics Fund(TM) 2
                 Schwab OneSource Portfolios -- International 2
               Schwab OneSource Portfolios -- Growth Allocation 2
              Schwab OneSource Portfolios -- Balanced Allocation 2



                              FIXED INCOME FUNDS 1

                 Schwab Short/Intermediate Government Bond Fund
                      Schwab Long-Term Government Bond Fund
                  Schwab Short/Intermediate Tax-Free Bond Fund
                       Schwab Long-Term Tax-Free Bond Fund
           Schwab California Short/Intermediate Tax-Free Bond Fund 4
                Schwab California Long-Term Tax-Free Bond Fund 4


                              MONEY MARKET FUNDS 5


                            Schwab Money Market Fund
                          Schwab Government Money Fund
                 Schwab Institutional Advantage Money Fund(R) 6
                       Schwab Retirement Money Fund(R) 6
                         Schwab U.S. Treasury Money Fund
              Schwab Value Advantage Money Fund(R) -- Sweep Shares
              Schwab Value Advantage Money Fund -- Investor Shares
                  Schwab Municipal Money Fund -- Sweep Shares
           Schwab Municipal Money Fund -- Value Advantage Shares(TM)
             Schwab California Municipal Money Fund -- Sweep Shares
      Schwab California Municipal Money Fund -- Value Advantage Shares(TM)
              Schwab New York Municipal Money Fund -- Sweep Shares
       Schwab New York Municipal Money Fund -- Value Advantage Shares(TM)



1 The Schwab 1000 Fund and all fixed income funds are separate investment portfolios of Schwab Investments.
2 The Funds are separate investment portfolios or classes of shares of Schwab Capital Trust.

3     Available only through SchwabLink(R).

4     Available only to California residents and residents of selected other states.
5     All listed money market funds are separate investment portfolios of the
      Trust.
6     Designed for institutional investors only.

                        PURCHASE AND REDEMPTION OF SHARES



         With the exception of Schwab Retirement Money Fund(R), Schwab Institutional Advantage Money Fund(R), and Schwab Value Advantage Money Fund(R), each Fund's minimum initial investment is $1,000 and subsequent minimum investments of $100 or more may be made. For Schwab Retirement Money Fund, Schwab Institutional Advantage Money Fund, and Schwab Value Advantage Money Fund, the minimum initial investment is $1, $25,000 and $25,000 for each Fund, respectively, and subsequent investments of $1 or more may be made. In addition, the Sweep Shares of the Schwab Value Advantage Money Fund are available to certain Schwab investors qualifying for preferred services under the Schwab Priority or Active Trader programs, and certain customers of Schwab Institutional's Services for Investment Managers or Schwab's Retirement Plan Services. Please contact your preferred customer representative or your local Schwab office for more information. These minimum requirements may be changed at any time and are not applicable to certain types of investors. For all retirement plan, Schwab One(R) and certain other types of accounts, any account credit balance in excess of $1.00 and subsequent amounts of $1.00 on any Business Day will be automatically invested on a daily basis in the Schwab Money Fund selected (except that this feature is not available for Schwab Retirement Money Fund or Schwab Institutional Advantage Money Fund). The Trust may waive the minimums for purchases by Trustees, Directors, officers or employees of the Trust, Schwab or the Investment Manager. The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of the stated limits may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of the Fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in the Prospectus of the Fund affected under "Share Price Calculation" and a redeeming shareholder would normally incur brokerage expenses if he or she converted the securities to cash. Schwab Institutional Advantage Money Fund and Schwab Retirement Money Fund may also elect to invoke a 7-day period for cash settlement of individual redemption requests in excess of $250,000 or 1% of each Fund's net assets, whichever is less.



                                OTHER INFORMATION


         The Prospectuses of the Funds and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered by the Prospectuses.

         Certain portions of the Registration Statement have been omitted from the Prospectuses and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectuses or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

         THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE TRUST, ANY SERIES THEREOF, OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE


         Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.


                          STANDARD & POOR'S CORPORATION

         An S&P A-1 commercial paper rating indicated a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                         DUFF & PHELPS CREDIT RATING CO.

         Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Credit Rating Co. ("Duff"). Three gradations exist within this rating category: a Duff-1+ rating indicates the highest certainty of timely payment (issuer short-term liquidity is found to be outstanding and safety is deemed to be just below that of risk-free short-term U.S. Treasury obligations), a Duff-1 rating signifies a very high certainty of timely payment (issuer liquidity is determined to be excellent and risk factors are considered minor) and a Duff-1-rating denotes high certainty of timely payment (issuer liquidity factors are strong and risk is very small). A Duff-two rating indicates a good certainty of timely payment; liquidity factors and company fundamentals are sound and risk factors are small.

                          FITCH INVESTORS SERVICE, INC.

         F-1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F-1 reflect an assurance of timely payment only slightly less than issues rated F-1+. Issues assigned an F-2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.


              SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

         Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-2 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION


         An S&P SP-1 rating indicates that the subject securities' issuer has a very strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a strong capacity to pay principal and interest is denoted by an SP-2 rating.

                                      IBCA

         Obligations supported by the highest capacity for timely repayment are rated A1+. An A1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated A2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.


                                      BONDS

                            MOODY'S INVESTORS SERVICE


         Moody's rates the bonds it judges to be of the best quality as Aaa. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or extraordinarily stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues. Bonds carrying an Aa designation are deemed to be of high quality by all standards. Together with Aaa rated bonds, they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because they may enjoy relatively lower margins of protections, fluctuations of protective elements may be of greater amplitude or there may be other factors present which make them appear to be subject to somewhat greater long-term risks.


                          STANDARD & POOR'S CORPORATION

         AAA is the highest rating assigned by S&P to a bond and indicates the issuer's extremely strong capacity to pay interest and repay principal. An AA rating denotes a bond whose issuer has a very strong capacity to pay interest and repay principal and differs from an AAA rating only in small degree.

                         DUFF & PHELPS CREDIT RATING CO.

         Duff confers an AAA designation to bonds of issuers with the highest credit quality. The risk factors associated with these bonds are negligible, being only slightly more than for risk-free U.S. Treasury debt. AA rated bonds are of high credit quality and have strong protection factors. The risks associated with them are modest but may vary slightly from time to time because of economic conditions.


        COMMERCIAL PAPER, SHORT-TERM OBLIGATIONS AND DEPOSIT OBLIGATIONS
                                ISSUED BY BANKS

                             THOMSON BANKWATCH (TBW)

         TBW-1 is the highest category and indicates the degree of safety regarding timely repayment of principal and interest is very high. TBW-2 is the second highest category and while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.


                              FINANCIAL STATEMENTS


         Each Fund's financial statements and financial highlights for the fiscal year ended December 31,1996, are included in each Fund's Annual Report, which are separate reports supplied with this Statement of Additional Information. Each Fund's financial statements and financial highlights are incorporated herein by reference.

                              CROSS REFERENCE SHEET
                       STATEMENT OF ADDITIONAL INFORMATION
                       Schwab Value Advantage Investments
             Schwab Municipal Money Fund -- Value Advantage Shares
        Schwab California Municipal Money Fund -- Value Advantage Shares
         Schwab New York Municipal Money Fund -- Value Advantage Shares


PART B                                      STATEMENT OF ADDITIONAL INFORMATION
ITEM                                        CAPTION

10. Cover Page                              Cover Page

11. Table of Contents                       Table of Contents

12. General Information and History         General Information

13. Investment Objectives and Policies      Investment Restrictions

14. Management of the Fund                  Management of the Trust

15. Control Persons and Principal
Holders of Securities                       Management of the Trust

16. Investment Advisory and Other
Services                                    Management of the Trust

17. Brokerage Allocation and Other
Practices                                   Portfolio Transactions and Turnover

18. Capital Stock and Other Securities      General Information

19. Purchase, Redemption and
Pricing of Securities Being Offered         Share Price Calculation; Purchase
                                            and Redemption of Shares

20. Tax Status                              Distributions and Taxes

21. Underwriters                            Management of the Trust

22. Calculation of Performance Data         Yield

23. Financial Statements                    Financial Statements

                       STATEMENT OF ADDITIONAL INFORMATION
                       THE CHARLES SCHWAB FAMILY OF FUNDS



              THE SCHWAB MONEY FUNDS: VALUE ADVANTAGE INVESTMENTS
             SCHWAB MUNICIPAL MONEY FUND-VALUE ADVANTAGE SHARES(TM)
        SCHWAB CALIFORNIA MUNICIPAL MONEY FUND-VALUE ADVANTAGE SHARES(TM)
         SCHWAB NEW YORK MUNICIPAL MONEY FUND-VALUE ADVANTAGE SHARES(TM)



                                 APRIL 30, 1997




      This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated April 30, 1997 (as may be amended from time to time), for the Value Advantage Shares of the Schwab Municipal Money Fund (formerly known as Schwab Tax-Exempt Money Fund), Schwab California Municipal Money Fund (formerly known as Schwab California Tax-Exempt Money
Fund), and Schwab New York Municipal Money Fund (formerly known as Schwab New York Tax-Exempt Money Fund), each a "Fund" and collectively, the "Funds", three separately managed investment portfolios of The Charles Schwab Family of Funds (the "Trust").




      This Statement of Additional Information relates to the Value Advantage Shares of the Funds. To obtain a copy of the Prospectus, please contact Charles Schwab & Co., Inc. ("Schwab") at 800-2 NO-LOAD, 24 hours a day, or 101 Montgomery Street, San Francisco, California 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day. The Prospectus is also available electronically by using our World Wide Web address:
http://www.schwab.com.



                                 SCHWABFunds(R)
                                  800-2 NO-LOAD
                                 (800-266-5623)

                                TABLE OF CONTENTS
                                                                           Page

MUNICIPAL SECURITIES.........................................................2
INVESTMENT RESTRICTIONS......................................................6
MANAGEMENT OF THE TRUST.....................................................11
PORTFOLIO TRANSACTIONS AND TURNOVER.........................................16
DISTRIBUTIONS AND TAXES.....................................................17
SHARE PRICE CALCULATION.....................................................21
HOW THE FUNDS REPORT PERFORMANCE............................................22
GENERAL INFORMATION.........................................................25
PURCHASE AND REDEMPTION OF SHARES...........................................28
OTHER INFORMATION...........................................................28
APPENDIX - RATINGS OF INVESTMENT SECURITIES.................................29
FINANCIAL STATEMENTS........................................................30

                              MUNICIPAL SECURITIES


      "Municipal Securities" are debt securities issued by a state, its political subdivisions, agencies, authorities and corporations. Municipal Securities issued by or on behalf of the State of California, its subdivisions, agencies or authorities are referred to herein as "California Municipal Securities." Municipal Securities issued by or on behalf of the State of New York, its subdivisions, agencies or instrumentalities are referred to herein as "New York Municipal Securities."



      Municipal Securities that the Funds may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued, include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.


      Municipal Securities include securities issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. The Funds may not be desirable investments for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users for whom dividends attributable to interest on such bonds may not be tax-exempt. Shareholders should consult their own tax advisers regarding the potential effect on them (if any) of any investment in these Funds.

      Municipal Securities are generally classified as "general obligation" or "revenue." General obligation securities are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds that are Municipal Securities are in most cases revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds.

      Municipal notes are instruments issued by or on behalf of governments and political sub-divisions thereof. Examples include: tax anticipation notes ("TANS"), which are short-term debt instruments issued by a municipality or state to finance working capital needs of the issuer in anticipation of receiving taxes on a future date; revenue anticipation notes ("RANS"), which are short-term debt instruments issued by a municipality or state to provide cash prior to receipt of expected non-tax revenues from a specific source; bond anticipation notes ("BANS"), which are short-term debt instruments issued by a municipality or state that will be paid off with the proceeds of an upcoming bond issue; and tax revenue anticipation notes ("TRANS"), which are short-term debt instruments issued by a municipality or state to finance working capital needs in anticipation of receiving taxes or other revenues. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Funds may purchase other Municipal Securities similar to the foregoing, which are, or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

      Taxable municipal securities are municipal securities, the interest on which is not exempt from federal income tax. Taxable municipal securities may include "private activity bonds" that are issued by or on behalf of states or political subdivisions thereof to finance privately-owned or operated facilities for business and manufacturing, housing, sports, pollution control and to finance facilities for charitable institutions. The payment of the principal and interest on private activity bonds is not backed by a pledge of tax revenues and is dependent solely on the ability of the facility's user to meet its financial obligations. Taxable municipal securities also may include remarketed certificates of participation.

      The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

                                  RISK FACTORS

      Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund's concentration in securities issued by a single state and its political subdivisions provides a greater level of risk than does a fund that is diversified across numerous states and municipal entities. The ability of a single state and its municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political, and demographic conditions within the state, and the underlying fiscal condition of the state and its municipalities.

                         CALIFORNIA MUNICIPAL SECURITIES

      In addition to general economic pressures which affect the State of California's ability to raise revenues to meet its financial obligations, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could also result in the adverse effects described below. The following information constitutes only a brief summary, is not a complete description and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California that have come to the attention of the Trust and were available before the date of this Statement of Additional Information. The Trust has not independently verified the accuracy and completeness of the information contained in those statements and prospectuses.

      As used in this section, "California Municipal Securities" include issues that are secured by a direct payment obligation of the State and obligations of issuers that rely in whole or in part on State revenues for payment of their obligations. Part of the State's General Fund surplus is distributed to counties, cities and their various taxing entities; whether and to what extent a portion of the State's General Fund will be distributed in the future to them is unclear.


      Overview. After suffering through a severe recession, since the start of 1994 California's economy has been on a steady recovery. Non-farm employment increased by over 300,000 jobs in 1996. The State's economic expansion is being fueled by strong growth in high-technology industries, including software, electronics manufacturing and motion picture production, which have offset the recession-related losses which were heaviest in aerospace and defense-related industries, finance, and insurance.



      The recession seriously affected State tax revenues and caused an increase in expenditures for health and welfare programs. As a result, from the late 1980s through 1992-1993, the State experienced recurring budget deficits. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated a budget deficit of about $2.8 billion at its peak at June 30, 1993. A further consequence of the large budget imbalances was that the State depleted its available cash resources and had to use a series of external borrowings to meet its cash needs.



      As a result of the deterioration in the State's budget and cash situation, the State's credit ratings were reduced. Since October 1992, all three major nationally recognized statistical rating organizations have lowered the State's general obligation bond rating from the highest ranking of "AAA" to "A" by S&P, "A1" by Moody's Investors Service ("Moody's") and "A+" by Fitch Investors Service, Inc. ("Fitch"). However, since the start of 1994, California's economy has been on a steady recovery. Employment grew significantly in 1994 and 1995, especially in export-related industries, business services, electronics, entertainment and tourism. Fitch recognized this rebound by raising the State's rating from "A" to "A+" on February 26, 1996. S&P followed suit with a rating upgrade from "A" to "A+" on July 30, 1996.


      State Appropriations Limit. Subject to certain exceptions, the State is subject to an annual appropriations limit, imposed by its Constitution, on "proceeds of taxes." Various expenditures, including but not limited to debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.


                               1996-97 FISCAL YEAR



      Revenues. The 1996-1997 Budget Act, enacted on July 15, 1996, rejected the Governor's proposed 15% cut in personal income tax rates (but did include a 5% cut in bank and corporation tax rates). Revenues for 1996-1997 were estimated to be $13.3 billion. The 1996-97 Budget Act appropriated a budget reserve of $305 million at June 30, 1997. This budget reserve assumed certain savings in health and welfare costs and costs relating to illegal immigrants based on changes to federal law. The amount of the actual savings for 1996-97 may not reach the assumed amounts, however.







      Expenditures. The 1996-97 Budget Act includes General Fund appropriations of $47.2 billion, a 4% increase over the final estimated 1995-1996 expenditures. Special Fund expenditures are budgeted at $12.6 billion.



                               1997-98 FISCAL YEAR



      The Governor's proposed budget for 1997-98 projected General Fund revenues and transfers of about $50.7 billion (a 4.6% increase from revised 1996-97 figures) and expenditures of $50.3 billion (a 3.9% increase from 1996-97), and also projected a balance in the budget reserve of $553 million on June 30, 1998. The Governor's proposed budget also projects external cash flow borrowing of about $3 billion during the year.



      The foregoing discussions of the 1996-97 Budget and the proposed 1997-98 Budget are based upon the Budget Act for 1996-97 and the Governor's proposed 1997-98 Budget, respectively, and should not be construed as statement of fact. The assumptions used to construct a budget, which include estimates and projections of revenues and expenditures, may be affected by numerous factors, including future economic conditions in the State and the nation. There can be no assurances that any estimates will be achieved.


                             ISSUES AFFECTING LOCAL
                        GOVERNMENTS AND SPECIAL DISTRICTS

      Proposition 13. Certain California Municipal Securities may be obligations of issuers that rely in whole or in part on ad valorem real property taxes as a source of revenue. In 1978, California voters approved Proposition 13, which limits ad valorem taxes on real property and restricts the ability of taxing entities to increase property tax and other revenues.

      With certain exceptions, the maximum ad valorem tax on real property is limited to 1% of the property's full cash value to be collected by the counties and apportioned according to law. One exception is for debt service on bonded indebtedness if approved by two-thirds of the votes cast by voters voting on the proposition. The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data; reduced in the event of declining property value caused by substantial damage, destruction or other factors; or adjusted when there is a "change in ownership" or "new construction."




      Proposition 62. This initiative further restricted the ability of local governments to raise taxes and allocate approved tax receipts. Although some decisions of the California Courts of Appeal held that parts of Proposition 62 were unconstitutional, the California Supreme Court has upheld Proposition 62's requirement that special taxes be approved by a two-thirds vote of the voters voting in an election on the issue. This recent decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for them to raise taxes.



      Proposition 218. Passed in November 1996, this initiative places additional limitations on the ability of California local governments to increase or impose general taxes, special assessments, and many fees requiring voter approval of such items. General taxes and many assessments and fees that were passed without public approval after 1994 and before November 6, 1996 must now be approved by voters by either July 1, 1997 or November 6, 1998 to continue in effect.


      Propositions 98 and 111. These initiatives changed the State appropriations limit and State funding of public education below the university level by guaranteeing K-14 schools a minimum share of General Fund revenues. The initiatives require that the State establish a prudent state reserve fund for public education.


      Appropriations Limit. Local governments are also subject to annual appropriations limits. If a local government's revenues in any year exceed the amount permitted to be spent, the excess must be returned to the public through a revision of tax rates or fee schedules over the subsequent two years.


      Conclusion. The effect of these constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent; for example, in December 1994, Orange County filed for bankruptcy. California Municipal Money Fund's concentration in California Municipal Securities provides a greater level of risk than a fund that is diversified across numerous states and municipal entities.

                                ADDITIONAL ISSUES

      Mortgages and Deeds of Trust. The California Municipal Money Fund may invest in issues which are secured in whole or in part by a mortgage or deed of trust on real property. California law limits the remedies of a creditor secured by a mortgage or deed of trust, which may result in delays in the flow of revenues to an issuer.

      Lease Financings. Some local governments and districts finance certain activities through lease arrangements. It is uncertain whether such lease financings are debt that require voter approval.

      Seismic Risk. It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant damage to structures and facilities in four counties. Another earthquake could create a major dislocation of the California economy.

                          NEW YORK MUNICIPAL SECURITIES

      The State of New York has experienced fiscal problems for several years as a result of negligible growth, increased human service needs and the lingering recession that hit the State harder than others. Although the State enjoyed good growth throughout the early to mid-1980's, unemployment continues to be a problem. The State's economy is highly developed and diverse, with a large emphasis in service, trade, financial services and real estate; however, extensive job losses in each of these areas has placed a burden on the State to maintain employment, company development and a stable tax base.

      The State has a large accumulated deficit, as reflected in its financial results. The overall wealth of the State's population, as reflected by its per capita income, offers a positive credit enhancement, and is among the highest in the nation. The debt per capita, though, is also among the highest and poses a large burden on State residents.


      The importance of New York City to the State's economy is also an important consideration, since it represents a significant portion of the overall economy of the State. The City has struggled to maintain fiscal stability, and any major changes to the financial condition of the City would ultimately have an effect on the State. The overall financial condition of the State can be illustrated by the changes of its debt rating during the last several years of financial difficulties: Moody's downgraded the State's general obligation long-term debt from A1 to A in 1990 and further refined the rating to A2 on February 2, 1997 and S&P downgraded it from A to A- in early 1992. The State also carries a rating of A+ from Fitch. The short-term rating assigned by S&P of A1 is within that NRSRO's two highest rating categories. Moody's rating on New York City general obligation bonds is Baa1, while S&P rates them BBB+.


      Schwab New York Municipal Money Fund's concentration in securities issued by the State of New York and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. The ability of the State of New York or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and demographic conditions within the State; and the underlying fiscal condition of the State and its municipalities.

                                  OTHER ISSUES

      Repurchase Agreements. If the seller of a repurchase agreement becomes bankrupt or otherwise defaults, a Fund might incur expenses in enforcing its rights and could experience losses, including a decline in the value of the underlying securities and a loss of income. Therefore, a Fund will enter in repurchase agreements only with banks and other recognized financial institutions that the Investment Manger deems creditworthy.

                             INVESTMENT RESTRICTIONS

EXCEPT AS OTHERWISE NOTED, THE RESTRICTIONS BELOW ARE FUNDAMENTAL AND CANNOT BE CHANGED WITHOUT APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, HEREINAFTER THE "1940 ACT") OF THE FUND TO WHICH THEY APPLY. THE FUNDS:

(1) May not purchase securities or make investments other than in accordance with investment objectives and policies.

(2) May not purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of its total assets would be invested in any industry (although securities issued by governments or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction) or in any one state (although the limitation as to investments in a state or its political subdivision shall not apply to Schwab California Municipal Money Fund or Schwab New York Municipal Money Fund), nor may it enter into a repurchase agreement if more than 10% of its net assets would be subject to repurchase agreements maturing in more than 7-days.

(3) May not purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or its Investment Manager individually own beneficially more than -1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(4) May not invest in commodities or commodity futures contracts or in real estate, except that each Fund may invest in Municipal Securities secured by real estate or interests therein.

(5) May not invest for the purpose of exercising control or management of another issuer.

(6) May not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs.


(7) May not underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.


(8) May lend or borrow money to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.


(9) May pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.



(10) May issue senior securities to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.



(11) May purchase securities of any issuer only when consistent with the maintenance of its respective status as a diversified company (in the case of Schwab Municipal Money Fund) or non-diversified company (in the case of Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund) under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.


      THE FOLLOWING RESTRICTIONS ARE NON-FUNDAMENTAL, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES:

EACH FUND MAY NOT:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its assets would be invested in the securities of that issuer, except that, with respect to Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund, provided no more than 25% of the Fund's total assets would be invested in the securities of a single issuer, up to 50% of the value of the Fund's assets may be invested without regard to this 5% limitation. For purposes of this limitation, the Fund will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer.

(2) Invest more than 5% of its total assets in securities restricted as to disposition under the federal securities laws, although this limitation shall be 10% with respect to Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund.

(3) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.(1)

(4) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(5) Borrow money, except from banks for temporary purposes (but not for the purpose of purchasing investments), and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed) in order to meet redemption requests which otherwise might result in the untimely disposition of securities; or pledge its securities or receivables or transfer or assign or otherwise encumber them in an amount to exceed 10% of the Fund's net assets to secure borrowings. Reverse repurchase agreements entered into by the Fund are permitted within the limitations of this paragraph. No such Fund will purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding.

(6) Write, purchase or sell puts, calls or combinations thereof, although it may purchase Municipal Securities subject to standby commitments, variable rate demand notes or repurchase agreements in accordance with its investment objective and policies.

(7) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(8) Issue senior securities as defined in the 1940 Act.


      Except for fundamental restriction (3) and non-fundamental restriction
(5), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or net assets will not be considered a violation. None of the Funds has a present intention of borrowing during the coming year and, in any event, each Fund would limit borrowings as required by the restrictions previously stated.



Each Fund will only purchase securities that present minimal credit risks and which are First Tier or Second Tier Securities (otherwise referred to as "Eligible Securities"). An Eligible Security is:


(1) a security with a remaining maturity of 397 days or less: (a) that is rated by the requisite nationally recognized statistical rating organizations ("NRSROs") designated by the Securities and Exchange Commission (the "SEC") (currently Moody's, S&P, Duff and Phelps Credit Rating Co., Fitch, Thomson Bankwatch, and, with respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker-dealers and broker-dealers' parent companies, and bank-supported debt, IBCA Limited and its affiliate, IBCA, Inc.) in one of the two highest rating categories for short-term debt obligations (two NRSROs are required but one rating suffices if only one NRSRO rates the security), or (b) that itself was unrated by any NRSRO, but was issued by an issuer that has outstanding a class of short-term debt obligations (or any security within that class) meeting the requirements of subparagraph 1(a) above that is of comparable priority and security;

(2) a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less and (a) whose issuer received a rating within one of the two highest rating categories from the requisite NRSROs for short-term debt obligations with respect to a class of short-term debt obligations (or

------------

(1) See the description of the Trustees' deferred compensation plan under "Management of the Trust" on page 11 for an exception to this investment restriction.

any security within that class) that is now comparable in priority and security with the subject security; or (b) that has long-term ratings from the requisite NRSROs that are in one of the two highest categories; or

(3) a security not rated by an NRSRO but deemed by the Investment Manager, pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to securities described in (1) and (2) above and to represent minimal credit risks.


      A First Tier Security is any Eligible Security that carries (or other relevant securities issued by its issuer carry) top NRSRO ratings from at least two NRSROs (a single top rating suffices if only one NRSRO rates the security) or has been determined by the Investment Manager, pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to such a security. A Second Tier Security is any other Eligible Security.


                              1940 ACT LIMITATIONS

Fundamental investment restrictions (8), (9), (10) and (11) permit the Funds to engage in certain investment practices and purchase securities to the extent permitted by, or consistent with, the 1940 Act. Relevant limitations of the 1940 Act are described below. Each Fund is also subject to more restrictive non-fundamental investment restrictions. Non-fundamental investment restrictions may be changed by the Board of Trustees. The Board of Trustees has no current intention of changing any non-fundamental investment restrictions. Shareholders would be notified prior to any change in non-fundamental investment restrictions.

      Fundamental investment restriction (8). The 1940 Act presently limits a Fund's ability to borrow more than one-third of the value of its total assets. The positions of the SEC staff on the ability of a mutual fund to borrow have evolved in recent years with the development of new investment practices, such as reverse repurchase agreements. Fundamental investment restriction (8) allows each Fund the ability to consider engaging in new investment practices to the extent permitted by the 1940 Act as interpretations of the 1940 Act are further developed.

      Borrowing by a Fund is a form of leveraging of its portfolio which will expose it to certain risks. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on Fund's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest received from the securities purchased with borrowed funds.


      The 1940 Act also restricts the ability of any mutual fund to lend. Under the 1940 Act, a Fund may only make loans if expressly permitted to do so by the Fund's investment policies; and may not make loans to persons who control or are under common control with the Fund. Thus, the 1940 Act effectively prohibits a Fund from making loans to certain persons where conflicts of interest or undue influence are most likely present. The Funds' may, however, make other loans which if made would expose shareholders to certain additional risks.


      Fundamental investment restriction (9). The 1940 Act, and in particular certain liquidity restrictions, limit a Fund's ability to pledge, mortgage or hypothecate its assets. To the extent that pledged assets are encumbered for more than seven days such assets would be considered illiquid and, therefore, each Fund's use of such techniques would be limited to 10% of net assets. Additionally, under the 1940 Act, a Fund is limited to pledging, mortgaging or hypothecating no more than one-third of its assets.

      Fundamental investment restriction (10). The ability of a mutual fund to issue senior securities, which has evolved somewhat in recent years, is severely circumscribed by complex regulatory constraints under the 1940 Act, restricting, for instance, the amount, timing, and form of senior securities that may be issued. In addition, portfolio management techniques involving the issuance of senior securities, such as the purchase of securities on margin, short sales, or writing puts on portfolio securities, are all techniques that involve the leveraging of a portfolio and would not be consistent with the current SEC rules governing money market funds.

      Fundamental investment restriction (11). Under Section 5(b) of the 1940 Act, an investment company is diversified if, as to 75% of its total assets, no more than 5% of the value of its total assets is invested in the securities of a single issuer and no more than 10% of the issuer's voting securities is held by the investment company. As non-diversified Funds, Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund are not subject to this diversification requirement. However, each of the Funds, including Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund, is subject to the "per issuer" diversification requirements of the Code. Under the Code, the 5% "per issuer" limit is applied only to 50% of a Fund's total assets (not 75% of total assets as under the 1940 Act).

                             MANAGEMENT OF THE TRUST

      OFFICERS AND TRUSTEES. The officers and Trustees of the Trust, their principal occupations over the past five years and their affiliations, if any, with The Charles Schwab Corporation, Schwab and the Investment Manager, are as follows:

                        POSITION WITH
                        -------------
NAME/DATE OF BIRTH      THE TRUST          PRINCIPAL OCCUPATION
------------------      ---------          --------------------
CHARLES R. SCHWAB*      Chairman and       Chairman, Chief Executive Officer
July 29, 1937           Trustee            and Director, The Charles Schwab
                                           Corporation; Chairman and Director,
                                           Charles Schwab & Co., Inc. and
                                           Charles Schwab Investment Management,
                                           Inc.; Chairman and Director, The
                                           Charles Schwab Trust Company;
                                           Chairman and Director (current board
                                           positions), and Chairman (officer
                                           position) until December 1995, Mayer
                                           & Schweitzer, Inc. (a securities
                                           brokerage subsidiary of The Charles
                                           Schwab Corporation); Director, The
                                           Gap, Inc. (a clothing retailer),
                                           Transamerica Corporation (a financial
                                           services organization), AirTouch
                                           Communications (a telecommunications
                                           company) and Siebel Systems (a
                                           software company).


TIMOTHY F. McCARTHY*    President and      Executive Vice President and
September 19, 1951      Trustee            President, Financial Products and
                                           International Group, Charles Schwab &
                                           Co., Inc.; Executive Vice President
                                           and President, Financial Products and
                                           International Group, The Charles
                                           Schwab Corporation; Chief Executive
                                           Officer, Charles Schwab Investment
                                           Management, Inc.; President, Chief
                                           Financial Officer and Director,
                                           Charles Schwab Limited; Director,
                                           Mayer & Schweitzer. From 1994 to
                                           1995, Mr. McCarthy was Chief
                                           Executive Officer, Jardine Fleming
                                           Unit Trusts Ltd.; Executive Director,
                                           Jardine Fleming Holdings Ltd.;
                                           Chairman, Jardine Fleming Taiwan
                                           Securities Ltd.; and Director of JF
                                           India and Fleming Flagship, Europe.
                                           Prior to 1994, he was President of
                                           Fidelity Investments Advisor Group, a
                                           division of Fidelity Investments in
                                           Boston.


DONALD F. DORWARD       Trustee            President and Chief Executive
September 23, 1931                         Officer, Dorward & Associates
                                           (advertising and
                                           marketing/consulting).

ROBERT G. HOLMES        Trustee            Chairman, Chief Executive Officer
May 15, 1931                               and Director, Semloh Financial,
                                           Inc.  Semloh Financial is an
                                           international financial services
                                           and investment advisory firm.


DONALD R. STEPHENS      Trustee            Managing Partner, D.R. Stephens &
June 28, 1938                              Co. (investment banking).  Prior
                                           to 1995, Mr. Stephens was Chairman
                                           and Chief Executive Officer of
                                           North American Trust (a real
                                           estate investment trust).  Prior
                                           to 1992, Mr. Stephens was Chairman


-------------

* Mr. Schwab is an "interested person" of the Trust.

* Mr. McCarthy is an "interested person" of the Trust.

                                           and Chief Executive Officer of the
                                           Bank of San Francisco.



MICHAEL W. WILSEY       Trustee            Chairman, Chief Executive Officer
August 18, 1943                            and Director, Wilsey Bennett, Inc.
                                           (truck and air transportation,
                                           real estate investment and
                                           management, and investments).


TAI-CHIN TUNG           Treasurer and      Vice President - Finance, Charles
March 7, 1951           Principal          Schwab & Co., Inc.; Controller,
                        Financial Officer  Charles Schwab Investment
                                           Management, Inc.  From 1994 to
                                           1996, Ms. Tung was Controller for
                                           Robertson Stephens Investment
                                           Management, Inc.  From 1993 to
                                           1994, she was Vice President of
                                           Fund Accounting, Capital Research
                                           and Management Co.  Prior to 1993,
                                           Ms. Tung was Senior Vice President
                                           of the Sierra Funds and Chief
                                           Operating Officer of Great Western
                                           Financial Securities.


WILLIAM J. KLIPP*       Executive Vice     Executive Vice
December 9, 1955        President, Chief   President-SchwabFunds(R), Charles
                        Operating Officer  Schwab & Co., Inc.; President and
                        and Trustee        Chief Operating Officer, Charles
                                           Schwab Investment Management, Inc.
                                           Prior to 1993, Mr. Klipp was
                                           Treasurer of Charles Schwab & Co.,
                                           Inc. and Mayer & Schweitzer, Inc.


STEPHEN B. WARD         Senior Vice        Senior Vice President and Chief
April 5, 1955           President and      Investment Officer, Charles Schwab
                        Chief Investment   Investment Management, Inc.
                        Officer

FRANCES COLE            Secretary          Vice President, Chief Counsel,
September 9, 1955                          Chief Compliance Officer and
                                           Assistant Corporate Secretary,
                                           Charles Schwab Investment
                                           Management, Inc.

DAVID H. LUI            Assistant          Vice President and Senior Counsel,
October 14, 1960        Secretary          Charles Schwab Investment
                                           Management, Inc.  From 1991 to
                                           1992, he was Assistant Secretary
                                           for the Franklin Group of Mutual
                                           Funds and Assistant Corporate
                                           Counsel of Franklin Resources, Inc.

CHRISTINA M. PERRINO    Assistant          Vice President and Senior Counsel,
June 16, 1961           Secretary          Charles Schwab Investment
                                           Management, Inc.  Prior to 1994,
                                           she was Counsel and Assistant
                                           Secretary for North American
                                           Security Life Insurance Company
                                           and Secretary for North American
                                           Funds.

KAREN L. SEAMAN         Assistant          Corporate Counsel, Charles Schwab
February 27, 1968       Secretary          Investment Management, Inc.  From
                                           October, 1994 to July 1996, Ms.
                                           Seaman was Attorney for Franklin
                                           Resources, Inc.  Prior to 1994,
                                           Ms. Seaman was  an attorney for
                                           The Benham Group.

      Each of the above-referenced Officers and/or Trustees also serves in the same capacity as described for the Trust, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

--------------

* Mr. Klipp is an "interested person" of the Trust.

                               COMPENSATION TABLE(1)



                                           Pension or
                                           Retirement
                                           Benefits Accrued    Estimated
                                           as Part of Fund     Annual Benefits    Total
                         Aggregate         Expenses from       Upon Retirement    Compensation
Name of Person,          Compensation      the Fund            from the Fund      from the Fund
Position                 from the Trust    Complex(2)          Complex(2)         Complex(2)
---------------          --------------    ----------------    ---------------    -------------
Charles R. Schwab,                0               N/A                N/A                   0
Chairman and Trustee

Timothy F. McCarthy,              0               N/A                N/A                   0
President and Trustee

William J. Klipp,                 0               N/A                N/A                   0
Executive Vice
President, Chief
Operating Officer
and Trustee

Donald F. Dorward,          $47,100               N/A                N/A             $83,950
Trustee

Robert G. Holmes,           $47,100               N/A                N/A             $83,950
Trustee

Donald R. Stephens,         $47,100               N/A                N/A             $83,950
Trustee

Michael W. Wilsey,          $47,100               N/A                N/A             $83,950
Trustee



      (1)   Figures are for the Trust's fiscal year ended December 31, 1996.



      (2) "Fund Complex" comprises all 29 funds of the Trust, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios.

                       TRUSTEE DEFERRED COMPENSATION PLAN


   Pursuant to exemptive relief received by the Trust from the SEC, the Trust may enter into deferred fee arrangements (the "Fee Deferral Plan" or the "Plan") with the Trust's Trustees who are not "interested persons" of any of the Funds of the Trust (the "Independent Trustees" or the "Trustees").

   As of the date of this Statement of Additional Information, none of the Independent Trustees has elected to participate in the Fee Deferral Plan. In the event an Independent Trustee does elect to participate in the Plan, the Plan would operate as described below.

   Under the Plan, deferred Trustee's fees will be credited to a book reserve account established by the Trust (the "Deferred Fee Account"), as of the date such fees would have been paid to such Trustee. The value of the Deferred Fee Account, as of any date, will be equal to the value the Account would have had as of that date, if the amounts credited to the Account had been invested and reinvested in the securities of the SchwabFund or SchwabFunds(R) selected by the participating Trustee (the "Selected SchwabFund Securities"). SchwabFunds include the series or classes of beneficial interest of the Trust, Schwab Investments and Schwab Capital Trust.

   Pursuant to the exemptive relief granted to the Trust, each Fund will purchase and maintain the Selected SchwabFund Securities in an amount equal to the deemed investments in that Fund of the Deferred Fee Accounts of the Independent Trustees. The exemptive relief granted to the Trust permits the Funds and the Trustees to purchase the Selected SchwabFund Securities, which transactions would otherwise be limited or prohibited by the investment policies and/or restrictions of the Funds. See "Investment Restrictions."



                               INVESTMENT MANAGER


The Investment Manager, a wholly-owned subsidiary of The Charles Schwab Corporation, serves as the Funds' investment adviser and administrator pursuant to two separate yet otherwise substantially similar Investment Advisory and Administration Agreements (the "Advisory Agreements") between it and the Trust. The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and currently provides investment management services to the SchwabFunds(R), a family of 29 mutual funds with over $47 billion in assets as of April 1, 1997. The Investment Manager is an affiliate of Schwab; the Trust's distributor; and the shareholder services and transfer agent.


   Each Advisory Agreement will continue in effect for one-year terms for each Fund to which it relates, subject to annual approval by: (1) the Trust's Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund. In either event, the continuance must also be approved by a majority of the Trust's Board of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of a Fund, and will terminate automatically upon assignment.

   Pursuant to an Advisory Agreement dated June 15, 1994, as may be amended from time to time, the Investment Manager is entitled to receive an annual fee, payable monthly, of 0.46% of the Schwab Municipal Fund's average daily net assets not in excess of $1 billion, 0.41% of such net assets over $1 billion but not in excess of $2 billion, and 0.40% of such net assets over $2 billion.

   For the fiscal year ended December 31, 1994, 1995, and 1996, the investment advisory fees paid by the Schwab Municipal Money Fund were $5,421,000 (fees were reduced by $6,646,000), $6,482,000 (fees were reduced by $7,237,000), and
$8,034,000 (fees were reduced by $8,734,000), respectively.


   Pursuant to a separate Advisory Agreement dated June 15, 1994, as may be amended from time to time, the Investment Manager is entitled to receive an annual fee, payable monthly, of 0.46% of each of Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund Fund's average daily net assets not in excess of $1 billion, 0.41% of such net assets over $1 billion but not in excess of $2 billion, and 0.40% of such net assets over $2 billion.



   For the fiscal year ended December 31, 1994, 1995, and 1996 the investment advisory fees paid by the Schwab California Municipal Money Fund were $2,254,000 (fees were reduced by $3,274,000), $2,748,000 (fees were reduced by $3,703,000), and $3,737,000 (fees were reduced by $4,819,000), respectively.



   For the Schwab New York Municipal Money Fund, for the period from February 27, 1995 (commencement of operations) to the period ended December 31, 1995, and the fiscal year ended December 31, 1996, the investment advisory fees paid were $464,000 (fees were reduced by $277,000), and $535,000 (fees were reduced by $696,000), respectively.


                                    EXPENSES

   The Trust pays the expenses of its operations, including: the fees and expenses of independent accountants, counsel and the custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and membership dues in the Investment Company Institute or any similar organization. The Trust's expenses generally are allocated among the Funds on the basis of relative net assets at the time the expense is incurred, except that expenses directly attributable to a particular Fund or class of a Fund are charged to that Fund or class, respectively.

                                   DISTRIBUTOR

   Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the Trust and is the Trust's agent for the purpose of the continuous offering of the Funds' shares. Each Fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with respect to the Advisory Agreements.

                          CUSTODIAN AND FUND ACCOUNTANT

   PNC Bank, National Association, at the Airport Business Center, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113, serves as Custodian for the Trust.


   PFPC, Inc., at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as Fund Accountant for the Trust.


                             ACCOUNTANTS AND REPORTS
                                 TO SHAREHOLDERS

   The Trust's independent accountants, Price Waterhouse LLP, audit and report on the annual financial statements of each series of the Trust and review certain regulatory reports and each Fund's federal income tax return. Price Waterhouse LLP also performs other professional accounting, auditing, tax and advisory services when the Trust engages it to do so. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of Price Waterhouse LLP is 555 California Street, San Francisco, California 94104.

                                  LEGAL COUNSEL


   Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005, is counsel to the Trust.



                       PORTFOLIO TRANSACTIONS AND TURNOVER

                             PORTFOLIO TRANSACTIONS

   Portfolio transactions are undertaken principally to pursue the objective of each Fund in relation to movements in the general level of interest rates; invest money obtained from the sale of Fund shares; reinvest proceeds from maturing portfolio securities; and meet redemptions of Fund shares. Portfolio transactions may increase or decrease the yield of a Fund depending upon management's ability to correctly time and execute them.

   The Investment Manager, in effecting purchases and sales of portfolio securities for the account of each Fund, seeks to obtain best price and execution. Subject to the supervision of the Board of Trustees, the Investment Manager will generally select brokers and dealers for the Funds primarily on the basis of the quality and reliability of brokerage services, including execution capability and financial responsibility.

   When the execution and price offered by two or more broker-dealers are comparable, the Investment Manager may, in its discretion, utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources may also be used by the Investment Manager when providing advisory services to other investment advisory clients, including mutual funds.

   The Trust expects that purchases and sales of portfolio securities will usually be principal transactions. Securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities.

   Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

   The investment decisions for each Fund are reached independently from those for other accounts managed by the Investment Manager. Such other accounts may also make investments in instruments or securities at the same time as a Fund. When two or more accounts managed by the Investment Manager have funds available for investment in similar instruments, available instruments are allocated as to amount in a manner considered equitable to each account. In some cases, this procedure may affect the size or price of the position obtainable for a Fund. However, it is the opinion of the Board of Trustees that the benefits conferred by the Investment Manager outweigh any disadvantages that may arise from exposure to simultaneous transactions.

                               PORTFOLIO TURNOVER

   Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, each Fund's portfolio turnover rate for reporting purposes is expected to be zero.

                             DISTRIBUTIONS AND TAXES

                                  DISTRIBUTIONS


   On each day that the net asset value per share of the Value Advantage Shares of a Fund is determined ("Business Day"), such Shares' net investment income will be declared as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) as a daily dividend to shareholders of record as of the last calculation of net asset value prior to the declaration. For the Value Advantage Shares of each Fund, shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will normally be reinvested monthly in full and fractional Value Advantage Shares of the Fund at the net asset value on the 15th day of each month, if a Business Day, otherwise on the next Business Day. If cash payment is requested, checks will normally be mailed on the Business Day following the reinvestment date. Each Fund will pay shareholders, who redeem all of their shares, all dividends accrued to the time of the redemption within 7 days.



   Each Fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Value Advantage Shares of a Fund consists of: (1) accrued interest income, plus or minus amortized discount or premium, allocated to the Value Advantage Shares of that Fund minus (2) accrued expenses allocated to the Value Advantage Shares of that Fund. If a Fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees. Any realized capital losses, to the extent not offset by realized capital gains, will be carried forward. It is not anticipated that a Fund will realize any long-term capital gains. Expenses of the Trust are accrued each day. Should the net asset value of the Value Advantage Share of a Fund deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and any unrealized gains and losses could affect the amount of the Fund's distributions to holders of Value Advantage Shares.


                              FEDERAL INCOME TAXES

   It is each Fund's policy to qualify for taxation as a "regulated investment company" by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject.

   In order to qualify as a regulated investment company, each of the Funds must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies; (2) derive less than 30% of its gross income from gains from the sale or other disposition of certain assets (including stocks and securities) held for less than three months; and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of any other regulated investment company) or of two or more issuers that the Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. These requirements may restrict the degree to which a Fund may engage in short-term trading and certain hedging transactions and may limit the range of a Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes to shareholders, provided that the Fund meets certain minimum distribution requirements. To comply with these requirements, a Fund must distribute at least (a) 90% of its "investment company taxable income" (as that term is defined in the Code) and
(b) 90% of the excess of its tax-exempt interest income over certain deductions attributable to that income (with certain exceptions), for its taxable year. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

   If a Fund fails to distribute in a calendar year (regardless of whether it has a non-calendar taxable year) substantially all of its (i) ordinary income for such year; and (ii) capital gain net income for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of this excise tax.

   Any distributions declared by the Funds in October, November or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year declared. A Fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

   The Funds do not expect to realize any significant amount of long-term capital gain. However, any distributions of long-term capital gain will be taxable to the shareholders as long-term capital gain, regardless of how long a shareholder has held the Fund's shares. If a shareholder disposes of shares at a loss before holding such shares for longer than six months, the loss will be treated as a long-term capital loss to the extent the shareholder received a capital gain dividend on the shares.


   The Funds may engage in investment techniques that may alter the timing and character of the Funds' income. The Funds may be restricted in their use of these techniques by rules relating to their qualification as regulated investment companies.


   A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S.
tax liability.


   The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the Funds are generally not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by a Fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

   The Code permits a regulated investment company that invests at least 50% of its assets at the close of each quarter in Municipal Securities to pass through to its investors, on a tax-exempt basis, net Municipal Securities interest income. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by any Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of such Fund's taxable year, but not to exceed in the aggregate the net Municipal Securities interest income received by each such Fund during the taxable year. The percentage of the total dividends paid for any taxable year that qualified as exempt-interest dividends will be the same for all shareholders receiving dividends from each Fund during such year, regardless of the period for which the Shares were held. If for any taxable year any Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders) when distributed, and Municipal Securities interest income, although not taxed to the Funds, would be taxable to shareholders.

   A shareholder should consult his or her own tax adviser with respect to whether exempt-interest dividends would be excludable from gross income if the shareholder were treated as a "substantial user" of facilities financed by an obligation held by a Fund or a "related person" to such user under the Code. Any loss on the sale or exchange of any share held for six months or less will be disallowed to the extent of the amount of the exempt-interest dividend received with respect to such share. The U.S. Treasury Department is authorized to issue regulations reducing the period to not less than 31 days for certain regulated investment companies, but no such regulations have been issued as of the date of this Statement of Additional Information.

   All or part of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of that Fund's total distributions (excluding distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of the shares.

   The discussion of federal income taxation presented above summarizes only some of the important federal tax considerations generally affecting purchasers of Fund shares. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund and its shareholders, and the discussion is not intended as a substitute for careful tax planning. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a Fund.

                                   STATE TAXES

   With respect to Schwab California Municipal Money Fund, if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of obligations the interest on which is exempt from California personal income taxation under the Constitution or laws of California or of the United States when held by an individual

("California Exempt Obligations"), then the Fund will be qualified to pay dividends exempt from State of California personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). Schwab California Municipal Money Fund intends to qualify under the above requirement so that it can pay California exempt-interest dividends. If Schwab California Municipal Money Fund fails to so qualify, no part of its dividends will be exempt from State of California personal income tax.

   With respect to Schwab New York Municipal Money Fund, there is no analogous requirement, so all dividends representing interest on New York Municipal Securities that is exempt from New York personal income taxation will be exempt from New York State and municipal income taxes in the hands of non-corporate shareholders ("New York exempt-interest dividends").

   Not later than 60 days after the close of its taxable year, Schwab California and New York Municipal Money Funds will notify each shareholder of the portion of the dividends paid by it to the shareholder with respect to such taxable year which is exempt from State of California personal income tax or New York personal income tax, respectively.


   The total amount of California exempt-interest dividends paid by Schwab California Municipal Money Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on California Exempt Obligations, less any expenses or expenditures (including any expenditures attributable to the acquisition of additional securities for Schwab California Municipal Money Fund) that are allocable to such interest. Dividends paid by Schwab California Municipal Money Fund in excess of this limitation will be treated as ordinary dividends subject to State of California personal income tax at ordinary rates. For purposes of this limitation, expenses or other expenditures paid during any year generally will be allocable with funds attributable to interest received by the Fund from California Exempt Obligations for such year in the same ratio as such interest from California Exempt Obligations for such year bears to the total gross income earned by the Fund for the year. The effect of this accounting convention is that amounts of interest from California Exempt Obligations received by Schwab California Municipal Money Fund that would otherwise be available for distribution as California exempt-interest dividends will be reduced by the expenses and expenditures be allocable from such amounts.



   To the extent, if any, dividends paid to shareholders by Schwab California Municipal Money Fund or New York Municipal Money Fund are derived from long-term and short-term capital gains, such dividends will not constitute California or New York exempt-interest dividends. Rules similar to those regarding the treatment of such dividends for federal income tax purposes are also applicable for State of California and New York personal income tax purposes. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of Schwab California Municipal Money Fund or New York Municipal Money Fund is not deductible for California or New York personal income tax purposes, if the Fund distributes California or New York exempt-interest dividends, respectively, to the shareholder during his or her taxable year.



   The foregoing is a summary of only some of the important state personal income tax considerations generally affecting Schwab California Municipal and New York Municipal Money Funds and their shareholders. No attempt is made to present a detailed explanation of the state personal income tax treatment of Schwab California Municipal and New York Municipal Money Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of Schwab California Municipal and New York Municipal Money Funds' dividends constituting California or New York exempt-interest dividends, respectively, is only excludable from income for State of California or State of New York personal income tax purposes, respectively.



   Any dividends paid to shareholders of the Funds subject to California or New York franchise or corporate income tax will be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California or New York personal income tax. Accordingly, potential investors in the Schwab California Municipal Money Fund or New York Municipal Money Fund, including, in particular, corporate investors which may be subject to California or New York franchise or corporate income tax, should consult their tax advisers with respect to the application of such tax to the receipt of dividends from the Funds and as to their own state tax situation, in general.


                             SHARE PRICE CALCULATION

   Each Fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of a Fund's investments at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per share net asset value even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund's $1.00 per share net asset value for its Value Advantage Shares, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the net asset value per share for a Fund's Value Advantage Shares (computed using market values) declined, or were expected to decline below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share for a Fund's Value Advantage Shares. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund's net asset value per share for its Value Advantage Shares (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share for its Value Advantage Shares.

                        HOW THE FUNDS REPORT PERFORMANCE


   The historical performance of the Value Advantage Shares of each Fund may be shown in the form of total return, yield, effective yield, taxable equivalent yield and taxable equivalent effective yield. These measures of performance are described below.



                                  TOTAL RETURN

   Standardized Total Return. Average annual total return for a period is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a Fund made at the beginning of the period, then calculating the average annual compounded rate of return that would produce the same investment return on the $1,000 over the same period. In computing average annual total return, a Fund assumes the reinvestment of all distributions at net asset value on applicable reinvestment dates.

   Nonstandardized Total Return. Nonstandardized total return for a Fund differs from standardized total return in that it relates to periods other than the period for standardized total return and/or that it represents aggregate (rather than average) total return. In addition, an after-tax total return for each Fund may be calculated by taking that Fund's standardized or non-standardized total return and subtracting applicable federal taxes from the portions of each Fund's total return attributable to capital gains distributions and ordinary income. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

   Each Fund also may report the percentage of that Fund's standardized or non-standardized total return which would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of Fund shares. This proportion may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

   A Fund may also advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from inception to the date specified.



              From Commencement of Operations to December 31, 1996



                                Commencement of    Average Annual    Cumulative Total    One Year Total Return
                                Operations         Total Return      Return              as of December 31, 1996
                                ----------         ------------      ------              -----------------------
Schwab Municipal Money
Fund-Value Advantage Shares     July 7, 1995       3.24%             4.87%               3.14%

Schwab California Municipal
Money Fund-Value Advantage
Shares                          October 3, 1995    3.08%             3.87%               3.01%

Schwab New York Municipal
Money Fund-Value Advantage
Shares                          July 7, 1995       3.10%             4.66%               2.99%

                                      YIELD


   A Fund's yield refers to the net investment income generated by a hypothetical investment in the Value Advantage Shares of a Fund over a specific 7-day period. This net investment income is then annualized, which means that the net investment income generated during the 7-day period is assumed to be generated in each 7-day period over an annual period, and is shown as a percentage of the investment.

                                 EFFECTIVE YIELD

   A Fund's effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded weekly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect.


                          TAXABLE EQUIVALENT YIELD AND
                       TAXABLE EQUIVALENT EFFECTIVE YIELD



   The taxable equivalent yield of the Value Advantage Shares of the Schwab Municipal Money Fund is computed by dividing that portion of the Value Advantage Shares' yield (computed as described above) that is tax-exempt by an amount equal to one minus the stated federal income tax rate (normally assumed to be the maximum applicable marginal tax bracket rate) and adding the result to that portion, if any, of the yield of the Value Advantage Shares that is not tax-exempt. The taxable equivalent yield of the Value Advantage Shares of the Schwab California Municipal Money Fund is calculated by dividing that portion of the Value Advantage Shares' yield (computed as described above) which is tax-exempt by an amount equal to one minus the stated combined State of California and federal income tax rate (normally assumed to be the maximum federal marginal rate of 39.6% and the California marginal rate of 9.3%, although other rates may be used at times), and adding the result to that portion, if any, of the Value Advantage Shares' yield that is not tax-exempt. The taxable equivalent yield of the Value Advantage Shares of Schwab New York Municipal Money Fund is calculated by dividing that portion of the Value Advantage Shares' yield (computed as described above) which is tax-exempt by an amount equal to one minus the stated combined New York municipal, State of New York and federal income tax rate (normally assumed to be the maximum federal marginal rate of 39.6%, the State of New York marginal rate of 6.85% and the New York City municipal marginal rate of 4.457%, although other rates may be used at times), and adding the result to that portion, if any, of the Value Advantage Shares' yield that is not tax-exempt.



   Taxable equivalent effective yields are computed in the same manner as taxable equivalent yields, except that effective yield is substituted for yield in the calculation. In calculating taxable equivalent yields and effective yields, Schwab Municipal Money Fund generally assumes an effective tax rate of 39.6%, Schwab California Municipal Money Fund generally assumes an effective tax rate (combining the federal 39.6% rate and the California 9.30% rate, and assuming the taxpayer deducts California state taxes paid) of 45.22%, and Schwab New York Municipal Money Fund generally assumes an effective tax rate (combining the federal 39.6% rate, the New York state 6.85%, rate and the New York City municipal 4.457%, rate, and assuming the taxpayer deducts New York state and New York City municipal taxes paid) of 46.43%. Investors in Schwab New York Municipal Money Fund should understand that, under legislation enacted in New York State and New York City, the maximum effective tax rates for 1998 and 1999 will be 44.89% and 44.58%, respectively. The effective tax rates used in determining such yields do not reflect the tax costs resulting from the full or partial loss of the benefits of personal exemptions, itemized deductions and California exemption credits that may result from the receipt of additional taxable income by single taxpayers or married taxpayers filing jointly with adjusted gross incomes exceeding certain levels $121,200, ($60,600 for married filing separate returns) in 1997). Actual taxable equivalent yields and taxable equivalent effective yields may be higher for taxpayers subject to the loss of these benefits than the rates reported by the Funds.


                         TAX-EXEMPT VERSUS TAXABLE YIELD


   Investors may want to determine which investment, tax-exempt or taxable, will provide a higher after-tax return. To determine the taxable equivalent yield or taxable equivalent effective yield, simply divide the yield or effective yield of the Value Advantage Shares of a Fund by one minus your marginal federal tax rate (or combined state and federal tax rate in the case of Schwab California Municipal Money Fund, or combined municipal, state, and federal tax rate in the case of Schwab New York Municipal Money Fund). Note, however, that as discussed above, full or partial loss by certain investors of the described federal tax benefits could cause the resulting figure to understate the after-tax return produced by the Value Advantage Shares of the Fund in question.



   Performance information for each of the Funds for the 7-day period ended December 31, 1996 is presented below. The taxable equivalent yield and taxable equivalent effective yield figures are based, in the case of Schwab Municipal Money Fund, upon an assumed 1996 effective tax rate of 39.6%; in the case of Schwab California Municipal Money Fund, upon an assumed effective tax rate of 45.22%; and in the case of Schwab New York Municipal Money Fund, upon an assumed effective tax rate of 46.27%. The yields below are based on the maximum rates in effect for 1996. Tax rates in effect for 1997 are different. See the discussion above relating to federal, State of California and State of New York tax rates.



                                                                                          Taxable
                                                                      Taxable           Equivalent
                                     Yield    Effective Yield    Equivalent Yield    Effective Yield
                                     -----    ---------------    ----------------    ---------------
Schwab Municipal Money
Fund-Value Advantage Shares          3.50%         3.56%                5.79%             5.89%
Value Advantage Shares

Schwab California Municipal Money    3.40%         3.46%                6.21%             6.32%
Fund-Value Advantage Shares

Schwab New York Municipal Money      3.39%         3.45%                6.31%             6.42%
Fund-Value Advantage Shares

                               GENERAL INFORMATION

   The Trust generally is not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust and Bylaws, shareholder meetings will be held in connection with the following matters: (1) election or removal of Trustees, if a meeting is requested in writing by a shareholder or shareholders who beneficially own(s) 10% or more of the Trust's shares; (2) adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust to the extent and as provided in the Declaration of Trust; (4) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any of its investment portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) determination of whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) such additional matters as may be required by law, the Declaration of Trust, the Bylaws or any registration of the Trust with the SEC or any state or as the Board of Trustees may consider desirable. The shareholders also would vote upon changes to a Fund's fundamental investment objective, policies or restrictions.


   Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, retirement or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act, (i) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.



   Upon the written request of ten or more shareholders, who have been such for at least six months and who hold shares constituting at least 1% of the Trust's outstanding shares, stating that they wish to communicate with the other shareholders for the purpose of obtaining signatures necessary to demand a meeting to consider removal of one or more Trustees, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.


   The Bylaws provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, of the Declaration of Trust or of the Bylaws permits or requires that (i) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (ii) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

   Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

   For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                         PRINCIPAL HOLDERS OF SECURITIES


   As of April 14, 1997, there were no persons directly or beneficially that owned 5% or more of each Fund's Value Advantage Shares.



   As of April 14, 1997, the officers and Trustees of the Trust, as a group, owned of record or beneficially less than 1% of the outstanding voting securities of the remaining series of the Trust.


                            ACCESS TO SCHWAB'S MUTUAL
                            FUND ONESOURCE(R) SERVICE


   With Schwab's Mutual Fund OneSource Service ("OneSource"), a shareholder can invest in over 650 mutual funds from many fund companies, subject to the following. Schwab's standard transaction fee will be charged on each redemption of fund shares held for 90 days or less to discourage short-term trading. Mutual fund shares held for more than 90 days are exempt from the short-term redemption policy and may be sold without penalty. Up to 15 short-term redemption of fund shares per calendar year are permitted. If you exceed this number, you will no longer be able to buy or sell fund shares without paying a transaction fee. As a courtesy, we will notify you in advance if your short-term redemptions are nearing the point where all of your future trades will be subject to transaction fees. Schwab reserves the right to modify OneSource's terms and conditions at any time. For more information, a shareholder should contact his or her Schwab office during its regular business hours or call 800-2 NO-LOAD, 24 hours a day.

                                 SCHWABFUNDS(R)

SchwabFunds offers a variety of series and classes of shares of beneficial interest to help you with your investment needs.

                                  EQUITY FUNDS

                     Schwab 1000 Fund(R)-Investor Shares(1)
                       Schwab 1000 Fund-Select Shares(1)
             Schwab International Index Fund(R)-Investor Shares(2)
                Schwab International Index Fund-Select Shares(2)
               Schwab Small-Cap Index Fund(R)-Investor Shares(2)
                  Schwab Small-Cap Index Fund-Select Shares(2)

                  Schwab Asset Director(R)-High Growth Fund(2)
                 Schwab Asset Director(R)-Balanced Growth Fund(2)
               Schwab Asset Director(R)-Conservative Growth Fund(2)
                     Schwab S&P 500 Fund-Investor Shares(2)
                    Schwab S&P 500 Fund-e.Shares(TM)(2),(3)

                      Schwab S&P 500 Fund-Select Shares(2)
                          Schwab Analytics Fund(TM)(2)
                Schwab OneSource Portfolios-International(2),(7)
              Schwab OneSource Portfolios-Growth Allocation(2),(7)
             Schwab OneSource Portfolios-Balanced Allocation(2),(7)

                             FIXED INCOME FUNDS(1)
                 Schwab Short/Intermediate Government Bond Fund
                      Schwab Long-Term Government Bond Fund
                  Schwab Short/Intermediate Tax-Free Bond Fund
                       Schwab Long-Term Tax-Free Bond Fund
           Schwab California Short/Intermediate Tax-Free Bond Fund(4)
               Schwab California Long-Term Tax-Free Bond Fund(4)

                              MONEY MARKET FUNDS(5)
                            Schwab Money Market Fund
                          Schwab Government Money Fund

                Schwab Institutional Advantage Money Fund(R)(6)
                       Schwab Retirement Money Fund(R)(6)

                         Schwab U.S. Treasury Money Fund

              Schwab Value Advantage Money Fund(R)-Investor Shares
                 Schwab Value Advantage Money Fund-Sweep Shares

                    Schwab Municipal Money Fund-Sweep Shares
             Schwab Municipal Money Fund-Value Advantage Shares(TM)
               Schwab California Municipal Money Fund-Sweep Shares
        Schwab California Municipal Money Fund-Value Advantage Shares(TM)


                Schwab New York Municipal Money Fund-Sweep Shares
         Schwab New York Municipal Money Fund-Value Advantage Shares(TM)

(1) The Schwab 1000 Fund and all fixed income funds are separate investment portfolios of Schwab Investments.
(2) The Funds are separate investment portfolios or classes of shares of Schwab Capital Trust.

(3)   Available only through SchwabLink(R).

(4) Available only to California residents and residents of selected other states.
(5) All listed money market funds are separate investment portfolios of the Trust.
(6)   Designed for institutional investors only.

(7)   The Asset Director Funds may not invest in these funds.

                        PURCHASE AND REDEMPTION OF SHARES


   The minimum initial investment for the Value Advantage Shares of each Fund is $25,000 and subsequent minimum investments of $5,000 or more may be made. These minimum requirements may be changed at any time and are not applicable to certain types of investors. The Trust may waive the minimums for purchases by Trustees, Directors, officers or employees of the Trust, Schwab or the Investment Manager. The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of the stated limits may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of the Fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in the Prospectus of the Fund affected under "Share Price Calculation" and a redeeming shareholder would normally incur brokerage expenses if he or she converted the securities to cash.


                                OTHER INFORMATION

   The Prospectus of the Funds and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered by the Prospectus.

   Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

   Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE TRUST, ANY SERIES THEREOF, OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

   Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION


   An S&P A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.


                         DUFF & PHELPS CREDIT RATING CO.

   Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Credit Rating Co. ("Duff"). Three gradations exist within this rating category: a Duff-1+ rating indicates the highest certainty of timely payment (issuer short-term liquidity is found to be outstanding and safety is deemed to be just below that of risk-free short-term U.S. Treasury obligations), a Duff-1 rating signifies a very high certainty of timely payment (issuer liquidity is determined to be excellent and risk factors are considered minor) and a Duff-1 rating denotes high certainty of timely payment (issuer liquidity factors are strong and risk is very small). A Duff-2 rating indicates a good certainty of timely payment; liquidity factors and company fundamentals are sound and risk factors are small.

                          FITCH INVESTORS SERVICE, INC.

   F-1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F-1 reflect an assurance of timely payment only slightly less than issues rated F-1+. Issues assigned an F-2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

              SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

   Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-2 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

   An S&P SP-1 rating indicates that the subject securities' issuer has a very strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                      IBCA


   Obligations supported by the highest capacity for timely repayment are rated A1+. An A1 rating indicates that the obligation is supported by a very strong capacity for timely by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.


                                     BONDS

                            MOODY'S INVESTORS SERVICE


   Moody's rates the bonds it judges to be of the best quality as Aaa. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or extraordinarily stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues. Bonds carrying an Aa designation are deemed to be of high quality by all standards. Together with Aaa rated bonds, they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because they may enjoy relatively lower margins of protection, fluctuations of protective elements may be of greater amplitude or there may be other factors present which make them appear to be subject to somewhat greater long-term risks.


                          STANDARD & POOR'S CORPORATION

   AAA is the highest rating assigned by S&P to a bond and indicates the issuer's extremely strong capacity to pay interest and repay principal. An AA rating denotes a bond whose issuer has a very strong capacity to pay interest and repay principal and differs from an AAA rating only in small degree.

                         DUFF & PHELPS CREDIT RATING CO.

   Duff confers an AAA designation to bonds of issuers with the highest credit quality. The risk factors associated with these bonds are negligible, being only slightly more than for risk-free U.S. Treasury debt. AA rated bonds are of high credit quality and have strong protection factors. The risks associated with them are modest but may vary slightly from time to time because of economic conditions.

                  COMMERCIAL PAPER, SHORT-TERM OBLIGATIONS AND
                       DEPOSIT OBLIGATIONS ISSUED BY BANKS

                             THOMSON BANKWATCH (TBW)

   TBW-1 is the highest category and indicates the degree of safety regarding timely repayment of principal and interest is very high. TBW-2 is the second highest category and while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.


                              FINANCIAL STATEMENTS



Each Fund's financial statements and financial highlights for the fiscal year ended December 31, 1996, are included in each Fund's Annual Report, which are separate reports supplied with this Statement of Additional Information. Each Fund's financial statements and financial highlights are incorporated herein by reference.

                              CROSS REFERENCE SHEET
                       STATEMENT OF ADDITIONAL INFORMATION
              Schwab Value Advantage Money Fund -- Investor Shares

PART B                                      STATEMENT OF ADDITIONAL INFORMATION
ITEM                                        CAPTION

10. Cover Page                              Cover Page

11. Table of Contents                       Table of Contents

12. General Information and History         General Information

13. Investment Objectives and Policies      Investment Restrictions

14. Management of the Fund                  Management of the Trust

15. Control Persons and Principal
Holders of Securities                       Management of the Trust

16. Investment Advisory and Other
Services                                    Management of the Trust

17. Brokerage Allocation and Other
Practices                                   Portfolio Transactions and Turnover

18. Capital Stock and Other Securities      General Information

19. Purchase, Redemption and
Pricing of Securities Being Offered         Share Price Calculation; Purchase
                                            and Redemption of Shares

20. Tax Status                              Distributions and Taxes

21. Underwriters                            Management of the Trust

22. Calculation of Performance Data         Yield

23. Financial Statements                    Financial Statements

                       STATEMENT OF ADDITIONAL INFORMATION

                       THE CHARLES SCHWAB FAMILY OF FUNDS
                 101 Montgomery Street, San Francisco, CA 94104

             SCHWAB VALUE ADVANTAGE MONEY FUND(R)-INVESTOR SHARES


                                 APRIL 30, 1997



         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated April 30, 1997 (as may be amended from time to time) for the Investor Shares of the Schwab Value Advantage Money Fund (the "Fund"), a separately managed investment portfolio of The Charles Schwab Family of Funds (the "Schwab Fund Family" or the "Trust"). This Statement of Additional Information relates to the Investor Shares of the Fund. Prior to April 30, 1997 the Fund was not offered in multiple classes of shares. The existing shares of the Fund are redesignated as Investor Shares. To obtain a copy of the Prospectus, please contact Charles Schwab & Co., Inc. ("Schwab") at 800-2 NO-LOAD, 24 hours a day, or 101 Montgomery Street, San Francisco, CA 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day. The Prospectus may be available electronically by using our World Wide Web address: http://www.schwab.com.

                                 SCHWABFunds(R)

                                  800-2 NO-LOAD
                                 (800-266-5623)

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

INVESTMENT RESTRICTIONS....................................................   2
INVESTMENT SECURITIES......................................................   4
MANAGEMENT OF THE TRUST....................................................   6
PORTFOLIO TRANSACTIONS AND TURNOVER........................................  11
DISTRIBUTIONS AND TAXES....................................................  12
SHARE PRICE CALCULATION....................................................  14
HOW THE FUND REPORTS PERFORMANCE...........................................  15
GENERAL INFORMATION........................................................  16
PURCHASE AND REDEMPTION OF SHARES..........................................  20
OTHER INFORMATION..........................................................  20
APPENDIX - RATINGS OF INVESTMENT SECURITIES................................  21
FINANCIAL STATEMENTS.......................................................  23

                             INVESTMENT RESTRICTIONS

         EXCEPT AS NOTED, THE RESTRICTIONS SET FORTH BELOW ARE FUNDAMENTAL AND CANNOT BE CHANGED WITHOUT APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, HEREINAFTER THE "1940 ACT") OF THE FUND.


THE FUND MAY NOT:

(1) Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter under the federal securities laws in connection with the disposition of securities from its investment portfolio.

(2) Invest in commodities or commodity contracts, including futures contracts, or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(3) Concentrate 25% or more of the value of its assets in any one industry; provided, however, that the Fund reserves freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by U.S. banks and U.S. branches of those foreign banks which the Investment Manager has determined to be subject to the same regulation as U. S. banks, or obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities.

(4) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(5) Issue senior securities as defined in the 1940 Act.

(6) May purchase securities of any issuer only when consistent with the maintenance of its respective status as a diversified company under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.


(7) May borrow money to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         THE FOLLOWING RESTRICTIONS ARE NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

THE FUND MAY NOT:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its assets would be invested in securities of that issuer.

(2) Invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than 7-days.

(3) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Schwab Fund Family or the Investment Manager beneficially own more than 1/2 of 1% of the securities of such issuer, and together beneficially own more than 5% of the securities of such issuer.

(4) Invest for the purpose of exercising control or management of another issuer.

(5) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.(1)

(6) Write, purchase or sell puts, calls or combinations thereof.

(7) Make short sales of securities or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(8) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs. Except as otherwise noted, if a percentage restriction is adhered to at the time of investment, a later increase in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

         Except for fundamental investment restriction (7) and non-fundamental investment restriction (3), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or net assets will not be considered a violation.

                              1940 ACT LIMITATIONS

         Fundamental investment restrictions (6) and (7) permit the Fund to engage in certain investment practices and purchase securities to the extent permitted by, or consistent with, the 1940 Act. Relevant limitations of the 1940 Act are described below. The Fund is also subject to more restrictive non-fundamental investment restrictions. Non-fundamental investment restrictions may be changed by the Board of Trustees. The Board of Trustees has no current intention of changing any non-fundamental investment restrictions. Shareholders would be notified prior to any change in non-fundamental investment restrictions.


         Fundamental investment restriction (7). The 1940 Act presently limits the Fund's ability to borrow more than one-third of the value of its total assets. The positions of the SEC staff on the ability of a mutual fund to borrow have evolved in recent years with the development of new investment practices, such as reverse repurchase agreements. Fundamental investment restriction (8) allows each Fund the ability to consider engaging in new investment practices to the extent permitted by the 1940 Act as interpretations of the 1940 Act are further developed.


         Borrowing by the Fund is a form of leveraging of its portfolio which will expose it to certain risks. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest received from the securities purchased with borrowed funds.

----------

(1) See the description of the Trustees' deferred compensation plan under "Management of the Trust" on page 6 for an exception to this investment restriction.

         The 1940 Act also restricts the ability of any mutual fund to lend. Under the 1940 Act, the Fund may only make loans if expressly permitted to do so by the Fund's investment policies, and the Fund may not make loans to persons who control or are under common control with the Fund. Thus, the 1940 Act effectively prohibits the Fund from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Funds may, however, make other loans which, if made would expose shareholders to certain additional risks.


         Fundamental investment restriction (6). Under Section 5(b) of the 1940 Act, an investment company is diversified if, as to 75% of its total assets, no more than 5% of the value of its total assets is invested in the securities of a single issuer and no more than 10% of the issuer's voting securities is held by the investment company. The Fund is also subject to the "per issuer" diversification requirements of the Code. Under the Code, the 5% "per issuer" limit is applied only to 50% of a Fund's total assets (not 75% of total assets as under the 1940 Act).

                             INVESTMENT SECURITIES

         The Fund will only purchase securities that present minimal credit risks and which are First Tier or Second Tier Securities (otherwise referred to "Eligible Securities"). An Eligible Security is:

(1) a security with a remaining maturity of 397 days or less: (a) that is rated by the requisite nationally recognized statistical rating organizations ("NRSROs") designated by the Securities and Exchange Commission (the "SEC"), (currently Moody's Investors Service, Standard & Poor's Corporation, Duff and Phelps Credit Inc., Fitch Investors Services, Inc., Thomson Bankwatch; and, IBCA Limited and its affiliate, IBCA, Inc. with respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker-dealers and broker-dealers' parent companies, and bank-supported debt) in one of the two highest rating categories for short-term debt obligations (the requisite NRSROs being any two or, if rated by one, that one NRSRO), or (b) that itself was unrated by an NRSRO, but was issued by an issuer that has outstanding a class of short-term debt obligations (or any security within that class) meeting the requirements of subparagraph 1(a) above that is of comparable priority and security;

(2) a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less and (a) whose issuer received a rating within one of the two highest rating categories from the requisite NRSROs for short-term debt obligations with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the subject security; or (b) that has long-term ratings from the requisite NRSROs that are in one of the two highest categories; or

(3) a security not rated by an NRSRO but deemed by the Investment Manager, pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to securities described in (1) and (2) above and to represent minimal credit risks.

         A First Tier Security is any Eligible Security which carries (or other relevant securities issued by its issuer carry) top NRSRO ratings from at least two NRSROs (a single top rating is sufficient if only one NRSRO rates the security), or has been determined by the Investment Manager, pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to such a security. A Second Tier Security is any other Eligible Security.

      The Fund will limit its investments in the First Tier Securities of any one issuer to no more than five percent of its assets. (Repurchase agreements collateralized by non-Government securities will be taken into account when making this calculation.) Moreover, the Fund's total holdings of Second Tier Securities will not exceed 5% of its assets, with investment in the Second Tier Securities of any one issuer being limited to the greater of 1% of the Fund's assets or $1 million. In addition, the underlying securities involved in repurchase agreements collateralized by non-Government securities will be First Tier Securities at the time the repurchase agreements are executed.


               ASSET-BACKED COMMERCIAL PAPER AND OTHER SECURITIES

         The Schwab Value Advantage Money Fund(R) can invest a portion of its assets in asset-backed commercial paper and other money market fund Eligible Securities (as that term is defined). Repayment of these securities is intended to be obtained from an identified pool of assets, typically receivables related to a particular industry, such as asset-backed securities related to credit card receivables, automobile receivables, trade receivables or diversified financial assets. Each of the Funds has identified asset-backed securities related to the industries mentioned above and each Fund intends to limit its investments in each such industry to 25% of its total assets. The credit quality of most asset-backed commercial paper depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities.

         Asset-backed commercial paper is often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, or through a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

                             MANAGEMENT OF THE TRUST

         OFFICERS AND TRUSTEES. The officers and Trustees of the Trust, their principal occupations over the past five years and their affiliations, if any, with The Charles Schwab Corporation, Schwab and the Investment Manager, are as follows:


                           POSITION WITH
                           -------------
NAME/DATE OF BIRTH         THE TRUST         PRINCIPAL OCCUPATION
------------------         ---------         --------------------
CHARLES R. SCHWAB*         Chairman and      Chairman, Chief Executive
July 29, 1937              Trustee           Officer and Director, The
                                             Charles Schwab Corporation;
                                             Chairman and Director, Charles
                                             Schwab & Co., Inc. and Charles
                                             Schwab Investment Management, Inc.;
                                             Chairman and Director, The Charles
                                             Schwab Trust Company; Chairman and
                                             Director (current board positions),
                                             and Chairman (officer position)
                                             until December 1995, Mayer &
                                             Schweitzer, Inc. (a securities
                                             brokerage subsidiary of The Charles
                                             Schwab Corporation); Director, The
                                             Gap, Inc. (a clothing retailer),
                                             Transamerica Corporation (a
                                             financial services organization),
                                             AirTouch Communications (a
                                             telecommunications company) and
                                             Siebel Systems (a software
                                             company).


TIMOTHY F. McCARTHY*       President and     Executive Vice President and
September 19, 1951         Trustee           President, Financial Products
                                             and International Group, Charles
                                             Schwab & Co., Inc.; Executive Vice
                                             President and President, Financial
                                             Products and International Group,
                                             The Charles Schwab Corporation;
                                             Chief Executive Officer, Charles
                                             Schwab Investment Management, Inc.;
                                             Vice Chairman and Chief Operating
                                             Officer, Charles Schwab Limited;
                                             Director, Mayer & Schweitzer. From
                                             1994 to 1995, Mr. McCarthy was
                                             Chief Executive Officer, Jardine
                                             Fleming Unit Trusts Ltd.; Executive
                                             Director, Jardine Fleming Holdings
                                             Ltd.; Chairman, Jardine Fleming
                                             Taiwan Securities Ltd.; and
                                             Director of JF India and Fleming
                                             Flagship, Europe. Prior to 1994, he
                                             was President of Fidelity
                                             Investments Advisor Group, a
                                             division of Fidelity Investments in
                                             Boston.

----------

* Mr. Schwab is an "interested person" of the Trust.


* Mr. McCarthy is an "interested person" of the Trust.

DONALD F. DORWARD          Trustee           President and Chief Executive
September 23, 1931                           Officer, Dorward & Associates
                                             (advertising and
                                             marketing/consulting).

ROBERT G. HOLMES           Trustee           Chairman, Chief Executive
May 15, 1931                                 Officer and Director, Semloh
                                             Financial, Inc.  Semloh
                                             Financial is an international
                                             financial services and
                                             investment advisory firm.

DONALD R. STEPHENS         Trustee           Managing Partner, D.R. Stephens
June 28, 1938                                & Co. (investment banking).
                                             Prior to 1995, Mr. Stephens has
                                             been Chairman and Chief Executive
                                             Officer of North American Trust (a
                                             real estate investment trust).
                                             Prior to 1992, Mr. Stephens was
                                             Chairman and Chief Executive
                                             Officer of the Bank of San
                                             Francisco.

MICHAEL W. WILSEY          Trustee           Chairman, Chief Executive
August 18, 1943                              Officer and Director, Wilsey
                                             Bennett, Inc. (truck and air
                                             transportation, real estate
                                             investment and management, and
                                             investments).

TAI-CHIN TUNG              Treasurer and     Vice President - Finance,
March 7, 1951              Principal         Charles Schwab & Co., Inc.;
                           Financial Officer Controller, Charles Schwab
                                             Investment Management, Inc.
                                             From 1994 to 1996, Ms. Tung was
                                             Controller for Robertson
                                             Stephens Investment Management,
                                             Inc.  From 1993 to 1994, she was
                                             Vice President of Fund
                                             Accounting, Capital Research and
                                             Management Co.  Prior to 1993,
                                             Ms. Tung was Senior Vice
                                             President of the Sierra Funds
                                             and Chief Operating Officer of
                                             Great Western Financial
                                             Securities.

WILLIAM J. KLIPP*          Executive Vice    Executive Vice
December 9, 1955           President, Chief  President-SchwabFunds, Charles
                           Operating         Schwab & Co., Inc.; President
                           Officer and       and Chief Operating Officer,
                           Trustee           Charles Schwab Investment
                                             Management, Inc. Prior to 1993,
                                             Mr. Klipp was Treasurer of
                                             Charles Schwab & Co., Inc. and
                                             Mayer & Schweitzer, Inc.

STEPHEN B. WARD            Senior Vice       Senior Vice President and Chief
April 5, 1955              President and     Investment Officer, Charles
                           Chief Investment  Schwab Investment Management,
                           Officer           Inc.

----------

* Mr. Klipp is an "interested person" of the Trust.

FRANCES COLE               Secretary         Vice President, Chief Counsel,
September 9, 1955                            Chief Compliance Officer and
                                             Assistant Corporate Secretary,
                                             Charles Schwab Investment
                                             Management, Inc.

DAVID H. LUI               Assistant         Vice President and Senior
October 14, 1960           Secretary         Counsel - Charles Schwab
                                             Investment Management, Inc.
                                             Prior to 1992, he was Assistant
                                             Secretary and Assistant
                                             Corporate Counsel for the
                                             Franklin Group of Mutual Funds.

CHRISTINA M. PERRINO       Assistant         Vice President and Senior
June 16, 1961              Secretary         Counsel - Charles Schwab
                                             Investment Management, Inc.
                                             Prior to 1994, she was Counsel
                                             and Assistant Secretary for
                                             North American Security Life
                                             Insurance Company and Secretary
                                             for North American Funds.

KAREN L. SEAMAN            Assistant         Corporate Counsel - Charles
February 27, 1968          Secretary         Schwab Investment Management,
                                             Inc.  From October 1994 to July
                                             1996, Ms. Seaman was Attorney
                                             for Franklin Resources, Inc.
                                             Prior to 1994, Ms. Seaman was an
                                             attorney for The Benham Group.

         Each of the above-referenced individuals also serves in the same capacity as described for the Trust, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, and Schwab Advantage Trust (which has not commenced operations). The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

                              COMPENSATION TABLE(1)


                                         Pension or
                                         Retirement
                                         Benefits Accrued      Estimated
                                         as Part of Fund       Annual Benefits        Total
                        Aggregate        Expenses from         Upon Retirement        Compensation
Name of Person,         Compensation     the Fund              from the Fund          from the Fund
Position                from the Trust   Complex(2)            Complex(2)             Complex(2)
--------------------    --------------   ----------------      ---------------        -------------
Charles R. Schwab,               0           N/A                  N/A                          0
Chairman and Trustee

Timothy F. McCarthy,             0           N/A                  N/A                          0
President and
Trustee

William J. Klipp,                0           N/A                  N/A                          0
Executive Vice
President, Chief
Operating Officer
and Trustee

Donald F. Dorward,         $47,100           N/A                  N/A                    $83,950
Trustee

Robert G. Holmes,          $47,100           N/A                  N/A                    $83,950
Trustee

Donald R. Stephens,        $47,100           N/A                  N/A                    $83,950
Trustee

Michael W. Wilsey,         $47,100           N/A                  N/A                    $83,950
Trustee



         (1) Figures are for the Trust's fiscal year ended December 31, 1996.


         (2) "Fund Complex" comprises all 29 funds of the Trust, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios.


                       TRUSTEE DEFERRED COMPENSATION PLAN


         Pursuant to exemptive relief received by the Trust from the SEC, the Trust may enter into deferred fee arrangements (the "Fee Deferral Plan" or the "Plan") with the Trust's trustees who are not "interested persons" of any of the Funds of the Trust (the "Independent Trustees" or the "Trustees").

         As of the date of this Statement of Additional Information, none of the Independent Trustees has elected to participate in the Fee Deferral Plan. In the event an Independent Trustee does elect to participate in the Plan, the Plan would operate as described below.

         Under the Plan, deferred Trustee's fees will be credited to a book reserve account established by the Trust (the "Deferred Fee Account"), as of the date such fees would have been paid to such Trustee. The value of the Deferred Fee Account as of any date will be equal to the value the Account would have had as of that date, if the amounts credited to the Account had been invested and reinvested in the securities of the SchwabFund or SchwabFunds(R) selected by the participating Trustee (the "Selected SchwabFund Securities"). "SchwabFunds" include the series or classes of shares of beneficial interest of the Trust, Schwab Investments, Schwab Capital Trust, and Schwab Advantage Trust (which has not commenced operations).

         Pursuant to the exemptive relief granted to the Trust, each Fund will purchase and maintain the Selected SchwabFund Securities in an amount equal to the deemed investments in that Fund of the Deferred Fee Accounts of the Independent Trustees. These transactions would otherwise be limited or prohibited by the investment policies and/or restrictions of the Funds. See "Investment Restrictions."


                               INVESTMENT MANAGER

         Charles Schwab Investment Management, Inc. (the "Investment Manager"), a wholly-owned subsidiary of The Charles Schwab Corporation, serves as the Fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (the "Advisory Agreement") between it and the Trust. The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended and currently provides investment management services to the SchwabFunds(R), a family of 29 mutual funds with over $47 billion in assets as of April 1, 1997. The Investment Manager is an affiliate of Schwab, the Trust's distributor and shareholder services and transfer agent.

         The Advisory Agreement will continue in effect for one-year terms for each Fund to which it relates, subject to annual approval by: (1) the Trust's Board of Trustees or (2) a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of each Fund subject thereto. In either event, the continuance must also be approved by a majority of the Trust's Board of Trustees who are not parties to the Agreement, or interested persons (as defined in the 1940 Act) of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of a Fund subject thereto, and will terminate automatically upon assignment.

         Pursuant to the Advisory Agreement, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.46% of the Fund's average daily net assets not in excess of $1 billion, 0.45% of such net assets over $1 billion but not in excess of $3 billion, 0.40% of such net assets over $3 billion but not in excess of $10 billion, 0.37% of such net assets in excess of $10 billion but not in excess of $20 billion and 0.34% of such net assets over $20 billion.


         For the fiscal years ended December 31, 1994, 1995, and 1996, the investment advisory and administration fees paid by the Fund were $2,144,000 (fees were reduced by $6,741,000), $15,877,000 (fees were reduced by $7,922,000), and $30,667,000 (fees were reduced by $6,081,000), respectively.

         Expenses. The Trust pays the expenses of its operations, including the fees and expenses of independent accountants, counsel, custodian and the cost of reports and notices to shareholders, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

The Trust's expenses generally are allocated among the Funds on the basis of relative net assets at the time the expense is incurred, except that expenses directly attributable to a particular Fund or class of shares are charged to that Fund or class, respectively.

                                   DISTRIBUTOR

         Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the Trust and is the Trust's agent for the purpose of the continuous offering of the Funds' shares. Each Fund pays the cost for its prospectus and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with respect to the Advisory Agreements.

                          CUSTODIAN AND FUND ACCOUNTANT

         PNC Bank, National Association, at the Airport Business Center, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113, serves as Custodian for the Trust.

         PFPC, Inc., at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as Fund Accountant for the Trust.

                     ACCOUNTANTS AND REPORTS TO SHAREHOLDERS

         The Trust's independent accountants, Price Waterhouse LLP, audit and report on the annual financial statements of each series of the Trust and review certain regulatory reports and each Fund's federal income tax return. Price Waterhouse LLP also performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of Price Waterhouse LLP is 555 California Street, San Francisco, California 94104.

                                  LEGAL COUNSEL

         Ropes & Gray, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005, is counsel to the Trust.

                       PORTFOLIO TRANSACTIONS AND TURNOVER

                             PORTFOLIO TRANSACTIONS

         Portfolio transactions are undertaken principally to pursue the objective of the Fund in relation to movements in the general level of interest rates, to invest money obtained from the sale of Fund shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Fund shares. Portfolio transactions may increase or decrease the yield of the Fund, depending upon management's ability to correctly time and execute them.

         The Investment Manager, in effecting purchases and sales of portfolio securities for the account of the Fund, seeks to obtain best price and execution. Subject to the supervision of the Board of Trustees, the Investment Manager generally selects broker-dealers primarily on the basis of the quality and reliability of services provided, including execution capability and financial responsibility.

         When the execution and price offered by two or more broker-dealers are comparable, the Investment Manager may, in its discretion, utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources may also be used by the Investment Manager when providing advisory services to other investment advisory clients, including mutual funds.

         The Trust expects that purchases and sales of portfolio securities will usually be principal transactions. Securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

         The investment decisions for the Fund are reached independently from those for other accounts managed by the Investment Manager.


         Such other accounts may also make investments in instruments or securities at the same time as the Fund. When two or more accounts managed by the Investment Manager have funds available for investment in similar instruments, available instruments are allocated as to amount in a manner considered equitable to each account. In some cases this procedure may affect the size or price of the position obtainable for the Fund. However, it is the opinion of the Board of Trustees that the benefits conferred by the Investment Manager outweigh any disadvantages that may arise from exposure to simultaneous transactions.


                               PORTFOLIO TURNOVER

         Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the Fund's portfolio turnover rate for reporting purposes is expected to be zero.



                             DISTRIBUTIONS AND TAXES

         On each day that the net asset value per share of the Fund is determined ("Business Day"), the Fund's net investment income will be declared as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) as a daily dividend to shareholders of record as of the last calculation of net asset value prior to the declaration. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will normally be reinvested monthly in full and fractional shares of the Fund at the net asset value on the 15th day of each month if a Business Day, otherwise on the next Business Day. If cash payment is requested, checks will normally be mailed on the Business Day following the reinvestment date. The Fund will pay shareholders who redeem all of their shares all dividends accrued to the time of the redemption within 7 days.

         The Fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Fund consists of: (1) accrued interest income, plus or minus amortized discount or premium, minus (2) accrued expenses allocated to the Fund. If the Fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees. Any realized capital losses, to the extent not offset by realized capital gains, will be carried forward. It is not anticipated that the Fund will realize any long-term capital gains. Expenses of the Trust are accrued each day. Should the net asset value of the Fund deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and any unrealized gains and losses could affect the amount of distributions.

                              FEDERAL INCOME TAXES

         It is the policy of the Fund to qualify for taxation as a "regulated investment company" by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following this policy, the Fund expects to eliminate or reduce to a nominal amount, the federal income tax to which it is subject.

         In order to qualify as a regulated investment company, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies; (2) derive less than 30% of its gross income from gains from the sale or other disposition of certain assets (including stocks and securities) held for less than three months; and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, United States Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities or securities of any other regulated investment company) or of two or more issuers that the Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. These requirements may restrict the degree to which a Fund may engage in short-term trading and certain hedging transactions and may limit the range of the Fund's investments. If the Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes to shareholders, provided that the Fund distributes during its taxable year at least 90% of its "investment company taxable income" (as defined in the Code). The Fund intends to make sufficient distributions to shareholders to meet this requirement.

         If the Fund fails to distribute in a calendar year (regardless of whether it has a non-calendar taxable year) substantially all of its (i) ordinary income for such year and (ii) capital gain net income for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intends generally to make distributions sufficient to avoid imposition of this excise tax.

         Any distribution declared in October, November or December to shareholders of record during those months and paid during the following January is treated, for tax purposes, as if it were received by each shareholder on December 31 of the year declared . The Fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

         The Fund does not expect to realize any significant amount of long-term capital gain. However, any distributions of long-term capital gain will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the Fund's shares. If a shareholder disposes of shares at a loss before holding such shares for longer than six months, the loss will be treated as a long-term capital loss to the extent the shareholder received a capital gain dividend on the shares.

         The Fund may engage in investment techniques that may alter the timing and character of the Fund's income. The Fund may be restricted in its use of these techniques by rules relating to its qualification as a regulated investment company.

         The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends paid to any shareholder (1) who fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) who provides an incorrect taxpayer identification number; (3) who is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (4) who fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.




         The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) generally are subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by the Fund may also be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.

         The discussion of federal income taxation presented above only summarizes some of the important federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund and its shareholders, and the discussion is not intended as a substitute for careful tax planning. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in the Fund.

                             SHARE PRICE CALCULATION

      The Fund values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the Fund's investments at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per share net asset value, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest. If a deviation of 1/2 of 1%
or more were to occur between the net asset value per share calculated by reference to market values and the Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Fund's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share.


                        HOW THE FUND REPORTS PERFORMANCE

         The historical performance of the Fund may be shown in the form of total return, yield and effective yield. These measures of performance are described below.


                            STANDARDIZED TOTAL RETURN

         Average annual total return for a period is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the Fund made at the beginning of the period, then calculating the average annual compounded rate of return that would produce the same investment return on the $1,000 over the same period. In computing average annual total return, the Fund assumes the reinvestment of all distributions at net asset value on applicable reinvestment dates.

                          NONSTANDARDIZED TOTAL RETURN

         Nonstandardized total return for the Fund differs from standardized total return in that it relates to periods other than the period for standardized total return and/or that it represents aggregate (rather than average) total return.

         In addition, an after-tax total return for the Fund may be calculated by taking the Fund's standardized or non-standardized total return and subtracting applicable federal taxes from the portions of the Fund's total return attributable to capital gains distributions and ordinary income. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

         The Fund may also advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from inception to the date specified.

         The Fund's average annual and cumulative total return since inception (April 30, 1992 through December 31, 1996) was 4.38% and 22.21%, and its one year total return as of December 31, 1996 was 5.26%.

                                      YIELD

         Yield refers to the net investment income generated by a hypothetical investment in the Fund over a specific 7-day period. This net investment income is then annualized, which means that the net investment income generated during the 7-day period is assumed to be generated in each 7-day period over an annual period, and is shown as a percentage of the investment. The Fund's 7-day yield for the period ended December 31, 1996 was 5.14%.

                                 EFFECTIVE YIELD

         Effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded weekly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect. The Fund's 7-day effective yield for the period ended December 31, 1996 was 5.27%.

                               GENERAL INFORMATION

         The Trust is generally not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust and Bylaws, shareholder meetings will be held in connection with the following matters: (1) election or removal of trustees, if a meeting is requested in writing by a shareholder or shareholders who beneficially own(s) 10% or more of the Trust's shares; (2) adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust to the extent and as provided in the Declaration of Trust; (4) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any of its investment portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) determining whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) such additional matters as may be required by law, the Declaration of Trust, the Bylaws or any registration of the Trust with the SEC or any state or as the Board of Trustees may consider desirable. The shareholders also would vote upon changes to the Fund's fundamental investment objective, policies or restrictions.

         Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, retirement or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act (i) the Trust will hold a shareholder meeting for the election of trustees when less than a majority of the trustees have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

         Upon the written request of 10 or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the Trust's outstanding shares stating that they wish to communicate with the other shareholders for the purpose of obtaining signatures necessary to demand a meeting to consider removal of one or more trustees, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

         The Bylaws provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, of the Declaration of Trust or of these Bylaws permits or requires that (i) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series; or (ii) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

         Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

         For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                         PRINCIPAL HOLDERS OF SECURITIES

         As of April 14, 1997, there were no persons directly or beneficially that owned 5% or more of the outstanding shares of the Value Advantage Money Fund.


         As of April 14, 1997, the officers and trustees of the Trust, as a group, owned of record or beneficially less than 1% of the outstanding voting securities of the remaining series of the Trust.

                            ACCESS TO SCHWAB'S MUTUAL
                            FUND ONESOURCE(R) SERVICE

         With Schwab's Mutual Fund OneSource service ("OneSource"), a shareholder can invest in over 650 mutual funds from many fund companies, subject to the following. Schwab's standard transaction fee will be charged on each redemption of fund shares held for 90 days or less to discourage short-term trading. Mutual fund shares held for more than 90 days are exempt from the short-term redemption policy and may be sold without penalty. Up to 15 short-term redemption of fund shares per calendar year are permitted. If you exceed this number, you will no longer be able to buy or sell fund shares without paying a transaction fee. As a courtesy, we will notify you in advance if short-term redemptions are nearing the point where all future trades will be subject to transaction fees. Schwab reserves the right to modify OneSource's terms and conditions at any time. For more information, a shareholder should contact his or her Schwab office during its regular business hours or call 800-2 NO-LOAD, 24 hours a day.

                                 SCHWABFUNDS(R)

SchwabFunds offers a variety of series and classes of shares of beneficial interest to help you with your investment needs.

                                  EQUITY FUNDS

                     Schwab 1000 Fund(R)-Investor Shares(1)
                        Schwab 1000 Fund-Select Shares(1)
              Schwab International Index Fund(R)-Investor Shares(2)
                Schwab International Index Fund-Select Shares(2)
                Schwab Small-Cap Index Fund(R)-Investor Shares(2)
                  Schwab Small-Cap Index Fund-Select Shares(2)

                  Schwab Asset Director(R)-High Growth Fund(2)
                  Schwab Asset Director(R)-Balanced Growth Fund(2)
                Schwab Asset Director(R)-Conservative Growth Fund(2)
                     Schwab S&P 500 Fund-Investor Shares(2)
                     Schwab S&P 500 Fund-e.Shares(TM)(2)(3)

                      Schwab S&P 500 Fund-Select Shares(2)
                          Schwab Analytics Fund(TM)(2)
                 Schwab OneSource Portfolios-International(2)(7)
               Schwab OneSource Portfolios-Growth Allocation(2)(7)
              Schwab OneSource Portfolios-Balanced Allocation(2)(7)


                              FIXED INCOME FUNDS(1)
                 Schwab Short/Intermediate Government Bond Fund
                      Schwab Long-Term Government Bond Fund
                  Schwab Short/Intermediate Tax-Free Bond Fund
                       Schwab Long-Term Tax-Free Bond Fund
           Schwab California Short/Intermediate Tax-Free Bond Fund(4)
                Schwab California Long-Term Tax-Free Bond Fund(4)

                              MONEY MARKET FUNDS(5)
                            Schwab Money Market Fund
                          Schwab Government Money Fund

                 Schwab Institutional Advantage Money Fund(R)(6)
                       Schwab Retirement Money Fund(R)(6)

                         Schwab U.S. Treasury Money Fund

              Schwab Value Advantage Money Fund(R)-Investor Shares
                 Schwab Value Advantage Money Fund-Sweep Shares

                    Schwab Municipal Money Fund-Sweep Shares
             Schwab Municipal Money Fund-Value Advantage Shares(TM)
               Schwab California Municipal Money Fund-Sweep Shares
        Schwab California Municipal Money Fund-Value Advantage Shares(TM)


                Schwab New York Municipal Money Fund-Sweep Shares
         Schwab New York Municipal Money Fund-Value Advantage Shares(TM)

(1) The Schwab 1000 Fund and all fixed income funds are separate investment portfolios of Schwab Investments.
(2) The Funds are separate investment portfolios or classes of shares of Schwab Capital Trust.

(3)      Available only through SchwabLink(R).

(4) Available only to California residents and residents of selected other states.
(5) All listed money market funds are separate investment portfolios of the Trust.
(6)      Designed for institutional investors only.

(7)      The Asset Director Funds may not invest in these funds.

                        PURCHASE AND REDEMPTION OF SHARES


      The minimum initial investment for both classes of shares of the Schwab Value Advantage Money Fund(R) is $25,000 ($15,000 for IRAs and other retirement plans) and subsequent investments of $5,000 ($2,000 for IRAs and other retirement plans) or more may be made. These minimum requirements may be changed at any time.


      A Fund shareholder may request that the Trust waive the minimum initial and subsequent investment requirements, as well as the minimum balance requirement and the minimum redemption amount described in the Fund's Prospectus, if (a) that shareholder owns Fund shares equaling an aggregate of $5 million or more; or (b) that shareholder is the customer of a financial adviser whose assets under management include a current aggregate balance of $5 million or more invested in Fund shares and an average balance of at least $20,000 per customer account. In addition, the Trust may waive the minimums for purchases by trustees, directors, officers or employees of the Trust, Schwab or the Investment Manager.

      The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90 day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of the stated limits may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of the Fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in the Prospectus of the Fund affected under "Share Price Calculation" and a redeeming shareholder would normally incur brokerage expenses if he or she converted the securities to cash.

                                OTHER INFORMATION

      The Prospectus of the Fund and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.


      Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

      THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE TRUST, ANY SERIES THEREOF, OR BY THE DISTRIBUTOR, IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES


                                COMMERCIAL PAPER


                            MOODY'S INVESTORS SERVICE


      Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service ("Moody's"). Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

      A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates either an overwhelming or very strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.


                         DUFF & PHELPS CREDIT RATING CO.

      Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Credit Rating Co. ("Duff"). Three gradations exist within this rating category: a Duff-1+ rating indicates the highest certainty of timely payment (issuer short-term liquidity is found to be outstanding and safety is deemed to be just below that of risk-free short-term United States Treasury obligations), a Duff-1 rating signifies a very high certainty of timely payment (issuer liquidity is determined to be excellent and risk factors are considered minor) and a Duff-1 rating denotes high certainty of timely payment (issuer liquidity factors are strong and risk is very small). A Duff-2 rating indicates a good certainty of timely payment; liquidity factors and company fundamentals are sound and risk factors are small.

                          FITCH INVESTORS SERVICE, INC.

      Fitch Investors Service, Inc.'s ("Fitch") F-1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F-1 reflect an assurance of timely payment only slightly less than issues rated F-1+. Issues assigned an F-2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.


            SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

      Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-2 are of high quality and enjoy ample margins of protection, although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

      An S&P SP-1 rating indicates that the subject securities' issuer has a very strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                      IBCA

      Obligations supported by the highest capacity for timely repayment are rated A1+. An A1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.


                                      BONDS

                            MOODY'S INVESTORS SERVICE


      Moody's rates the bonds it judges to be of the best quality as Aaa. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or extraordinarily stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues. Bonds carrying an Aa designation are deemed to be of high quality by all standards. Together with Aaa rated bonds, they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because they may enjoy relatively lower margins of protections, fluctuations of protective elements may be of greater amplitude or there may be other factors present which make them appear to be subject to somewhat greater long-term risks.

                          STANDARD & POOR'S CORPORATION

      AAA is the highest rating assigned by S&P to a bond and indicates the issuer's extremely strong capacity to pay interest and repay principal. An AA rating denotes a bond whose issuer has a very strong capacity to pay interest and repay principal and differs from an AAA rating only in small degree.

                         DUFF & PHELPS CREDIT RATING CO.

      Duff confers an AAA designation to bonds of issuers with the highest credit quality. The risk factors associated with these bonds are negligible, being only slightly more than for risk-free United States Treasury debt. AA rated bonds are of high credit quality and have strong protection factors. The risks associated with them are modest but may vary slightly from time to time because of economic conditions.

   COMMERCIAL PAPER, SHORT-TERM OBLIGATIONS AND DEPOSIT OBLIGATIONS ISSUED BY
                                      BANKS

                             THOMSON BANKWATCH (TBW)


      TBW-1 is the highest category and indicates the degree of safety regarding timely repayment of principal and interest is very strong. TBW-2 is the second highest category and while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

                              FINANCIAL STATEMENTS


         The Fund's financial statements and financial highlights for the fiscal year ended December 31, 1996, are included in the Fund's Annual Report, which is a separate report supplied with this Statement of Additional Information. The Fund's financial statements and financial highlights are incorporated herein by reference.

                                     PART C

                                OTHER INFORMATION

                                 April 30, 1997

                       THE CHARLES SCHWAB FAMILY OF FUNDS

Item 24.               Financial Statements and Exhibits.

        (a)     Financial Statements:

        (1) Financial statements and financial highlights included in the Annual Report for Schwab Money Market Fund, Schwab Government Money Fund and Schwab U.S. Treasury Money Fund for the fiscal year ended December 31, 1996, are incorporated by reference into the SAI, were filed on March 6, 1997, pursuant to Rule 30d-1 under the Investment Company Act of 1940 ("1940 Act"), and are incorporated herein by reference

        (2) Financial statements and financial highlights included in the Annual Report for Schwab Municipal Money Fund -- Value Advantage Shares, Schwab California Municipal Money Fund -- Value Advantage Shares and Schwab New York Municipal Money Fund -- Value Advantage Shares for the fiscal year ended December 31, 1996, are incorporated by reference into the SAI, were filed on March 6, 1997, pursuant to Rule 30d-1 under the 1940 Act, and are incorporated herein by reference

        (3) Financial statements and financial highlights included in the Annual Report for Schwab New York Municipal Money Fund -- Sweep Shares for the fiscal year ended December 31, 1996, are incorporated by reference into the SAI, were filed on March 6, 1997, pursuant to Rule 30d-1 under the 1940 Act, and are incorporated herein by reference

        (4) Financial statements and financial highlights included in the Annual Report for Schwab California Municipal Money Fund -- Sweep Shares for the fiscal year ended December 31, 1996, are incorporated by reference into the SAI, were filed on March 6, 1997, pursuant to Rule 30d-1 under the 1940 Act, and are incorporated herein by reference

        (5) Financial statements and financial highlights included in the Annual Report for Schwab Municipal Money Fund -- Sweep Shares for the fiscal year ended December 31, 1996, are incorporated by reference into the SAI, were filed on March 6, 1997, pursuant to Rule 30d-1 under the 1940 Act, and are incorporated herein by reference

        (6) Financial statements and financial highlights included in the Annual Report for Schwab Value Advantage Money Fund -- Investor Shares (formerly known as Schwab Value Advantage Money Fund) for the fiscal year ended December 31, 1996, are incorporated by reference into the SAI, were filed on March 6, 1997, pursuant to Rule 30d-1 under the 1940 Act, and are incorporated herein by reference

        (7) Financial statements and financial highlights included in the Annual Report for Schwab Retirement Money Fund for the fiscal year ended December 31, 1996, are incorporated by reference into the SAI, were filed on March 6, 1997, pursuant to Rule 30d-1 under the 1940 Act, and are incorporated herein by reference

        (8) Financial statements and financial highlights included in the Annual Report for Schwab Institutional Advantage Money Fund for the fiscal year ended December 31, 1996, are incorporated by reference into the SAI, were filed on March 6, 1997, pursuant to Rule 30d-1 under the 1940 Act, and are incorporated herein by reference

Exhibits:

     (1) Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A, filed on June 6, 1995.

     (2) Amended and Restated By-Laws are incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A, filed on March 29, 1996.

     (3)      Inapplicable.

     (4)      (a)   Article III, Sections 4 and 5; Article IV, Section 1;
                    Article V; Article VI, Section 2; Article VIII, Section 4;
                    and Article IX, Sections 1, 4 and 7 of the Agreement and
                    Declaration of Trust are incorporated by reference to Exhibit (1) to Post-Effective Amendment No. 19 to
                    Registrant's Registration Statement on Form N-1A, filed on
                    June 6, 1995.

              (b) Article 9 and Article 11 of the By-Laws are incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A, filed on March 29, 1996.

     (5)      (a)   Form of Investment Advisory and Administration Agreement
                    between Registrant and Charles Schwab Investment Management,
                    Inc. (the "Investment Manager") with respect to Schwab Money
                    Market Fund, Schwab Government Money Fund and Schwab
                    Municipal Money Fund, dated May 1, 1997, is electronically filed herein as Exhibit 5(a).

              (b) Schedule A to the Investment Advisory and Administration Agreement between Registrant and Charles Schwab Investment Management, Inc. (the "Investment Manager") with respect to Schwab Money Market Fund, Schwab Government Money Fund and Schwab Municipal Money Fund, dated May 1, 1997, is electronically filed herein as Exhibit 5(b).

              (c) Schedule B to the Investment Advisory and Administration Agreement between Registrant and Charles Schwab Investment Management, Inc. (the "Investment Manager") with respect to Schwab Money Market Fund, Schwab Government Money Fund and Schwab Municipal Money Fund, dated May 1, 1997, is electronically filed herein as Exhibit 5(c).

              (d) Investment Advisory and Administration Agreement between Registrant and the Investment Manager with respect to Schwab California Municipal Money Fund, Schwab U.S. Treasury Money Fund, Schwab Value Advantage Money Fund, Schwab

                    Institutional Advantage Money Fund(R), Schwab Retirement Money Fund(R) and New York Municipal Money Fund, dated June 15, 1995, is electronically filed herein as Exhibit (5)(d).

              (e) Form of Schedule A, amended May 1, 1997, to the Investment Advisory and Administration Agreement between Registrant and the Investment Manager with respect to Schwab California Municipal Money Fund, Schwab U.S. Treasury Money Fund, Schwab Value Advantage Money Fund, Schwab Institutional Advantage Money Fund(R), Schwab Retirement Money Fund(R) and New York Municipal Money Fund, dated June 15, 1995, is electronically filed herein as Exhibit (5)(e).

              (f) Schedule B to the Investment Advisory and Administration Agreement between Registrant and the Investment Manager with respect to Schwab California Municipal Money Fund, Schwab U.S. Treasury Money Fund, Schwab Value Advantage Money Fund, Schwab Institutional Advantage Money Fund(R), Schwab Retirement Money Fund(R) and New York Municipal Money Fund, dated June 15, 1995, is electronically filed herein as Exhibit (5)(f).

              (g) Schedule C to the Investment Advisory and Administration Agreement between Registrant and the Investment Manager with respect to Schwab California Municipal Money Fund, Schwab U.S. Treasury Money Fund, Schwab Value Advantage Money Fund, Schwab Institutional Advantage Money Fund(R), Schwab Retirement Money Fund(R) and New York Municipal Money Fund, dated June 15, 1995, is electronically filed herein as Exhibit (5)(g).

              (h) Form of Schedule D, amended May 1, 1997, to the Investment Advisory and Administration Agreement between Registrant and the Investment Manager with respect to Schwab California Municipal Money Fund, Schwab U.S. Treasury Money Fund, Schwab Value Advantage Money Fund, Schwab Institutional Advantage Money Fund(R), Schwab Retirement Money Fund(R) and New York Municipal Money Fund, dated June 15, 1995, is electronically filed herein as Exhibit (5)(h).

     (6)      (a)   Distribution Agreement between Registrant and Charles Schwab
                    & Co., Inc. ("Schwab"), dated June 15, 1995, is incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment
                    No. 13 to Registrant's Registration Statement on Form N-1A, filed on June 29, 1995.

              (b) Amended Schedule to the Distribution Agreement between Registrant and Schwab referred to at Exhibit (6)(a) above is incorporated by reference to Exhibit (6)(b) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A, filed on February 28, 1995.

     (7)            Inapplicable.

     (8)      (a)   Accounting Services Agreement between Registrant and PFPC
                    Inc. (formerly, Provident Financial Processing Corporation) dated April 8, 1991 is incorporated by reference to Exhibit
                    (8)(c) to Post-Effective Amendment No. 5 to Registrant's
                    Registration Statement on Form N-1A, filed on December 10,
                    1991.

              (b) Amended Schedule to the Accounting Services Agreement referred to at Exhibit (8)(a) above is incorporated by reference to Exhibit (8)(b) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A, filed on February 28, 1995.

              (c) Amendment Nos. 1 and 2 to the Accounting Services Agreement referred to at Exhibit (8)(a) above are incorporated by reference to Exhibit (8)(c) to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A, filed on March 29, 1996.

              (d) Amended and Restated Transfer Agency Agreement between Registrant and Schwab dated June 5, 1995 is incorporated by reference to Exhibit (8)(c) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A, filed on June 6, 1995.

              (e) Form of Amended Schedules to the Amended and Restated Transfer Agency Agreement referred to at Exhibit (6)(d) above is incorporated by reference to Exhibit (8)(e) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, filed on April 26, 1996.

              (f) Shareholder Service Agreement between Registrant and Schwab dated May 1, 1993 is incorporated by reference to Exhibit
                    (8)(f) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, filed on September 28, 1993.

              (g) Amended Schedules to the Shareholder Service Agreement between Registrant and Schwab referred to at Exhibit (8)(f) above are incorporated by reference to Exhibit (8)(f) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A, filed on February 28, 1995.

              (h) Form of Amended Schedules to the Shareholder Service Agreement referred to at Exhibit (6)(f) above is incorporated by reference to Exhibit (8)(h) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, filed on April 26, 1996.

              (i) Custodian Services Agreement between Registrant and PNC Bank, N.A. (formerly, Provident National Bank) dated April 8, 1991 is incorporated by reference to Exhibit (8)(b) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A, filed on December 10, 1991.

              (j) Amended Schedule to the Custodian Services Agreement referred to at Exhibit (8)(i) above is incorporated by reference to

                    Exhibit (8)(h) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A, filed on February 28, 1995.

              (k) Amendment Nos. 1 and 2 to the Custodian Services Agreement referred to at Exhibit (8)(i) above are incorporated by reference to Exhibit (8)(i) to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A, filed on March 29, 1996.

     (9)            Inapplicable.

     (10) Opinion and Consent of Ropes & Gray as to legality of the securities being registered is incorporated by reference to Registrant's Rule 24f-2 Notice, filed on February 19, 1997.

     (11)     (a)   Consent of Ropes & Gray is filed herewith.

              (b) Consent of Price Waterhouse LLP, Independent Accountants, is filed herewith.

     (12)           Inapplicable.

     (13)     (a)   Purchase Agreement between Registrant and Schwab relating to the Schwab U.S. Treasury Money Fund is incorporated by reference to Exhibit (13)(a) to Post-Effective Amendment No.
                    5 to Registrant's Registration Statement on Form N-1A, filed on December 10, 1992.

              (b) Purchase Agreement between Registrant and Schwab relating to the Schwab Value Advantage Money Fund is incorporated by reference to Exhibit (13)(b) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, filed on March 3, 1992.

              (c) Purchase Agreement between Registrant and Schwab relating to the Schwab Retirement Money Fund(R) and the Schwab Institutional Advantage Money Fund(R) is incorporated by reference to Exhibit (13)(c) to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, filed on December 1, 1993.

              (d) Purchase Agreement between Registrant and Schwab relating to the Schwab New York Municipal Money Fund is incorporated by reference to Exhibit (13)(d) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A, filed on February 28, 1995.

              (e) Purchase Agreement between Registrant and Schwab relating to the Schwab Municipal Money Fund -- Value Advantage Shares is incorporated by reference to Exhibit (13)(e) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A, filed on June 6, 1995.

              (f) Purchase Agreement between Registrant and Schwab relating to the Schwab California Municipal Money Fund -- Value Advantage

                    Shares is incorporated by reference to Exhibit (13)(f) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A, filed on June 6, 1995.

              (g) Purchase Agreement between Registrant and Schwab relating to the Schwab New York Municipal Money Fund -- Value Advantage Shares is incorporated by reference to Exhibit (13)(g) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A, filed on June 6, 1995.

     (14)     (a)   Model Charles Schwab & Co., Inc. Individual Retirement Plan
                    is incorporated by reference to Exhibit (14)(a) to Post-Effective Amendment No. 14 to Registrant's Registration
                    Statement on Form N-1A, filed on August 25, 1995.

              (b) Model Charles Schwab & Co., Inc. KEOGH Plan is incorporated by reference to Exhibit (14)(b) to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed on August 25, 1995.

     (15)           Inapplicable.

     (16)     (a)   Performance Calculations for Schwab Money Market Fund,
                    Schwab Government Money Fund, Schwab Municipal Money Fund,
                    Schwab California Municipal Money Fund and Schwab U.S.
                    Treasury Money Fund are incorporated by reference to Exhibit
                    (16) to Post-Effective Amendment No. 6 to Registrant's
                    Registration Statement on Form N-1A, filed on March 3, 1992.

              (b) Performance Calculations for Schwab Value Advantage Money Fund are incorporated by reference to Exhibit (16) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A, filed on August 7, 1992.

              (c) Performance Calculations for Schwab Institutional Advantage Money Fund(R) and Schwab Retirement Money Fund(R) are incorporated by reference to Exhibit (16) to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A, filed on April 6, 1995.

              (d) Performance Calculations for Schwab New York Municipal Money Fund -- Sweep Shares are incorporated by reference to Exhibit (16)(d) to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, filed on August 25, 1995.

     (17)     (a)   Financial Data Schedule for Schwab Money Market Fund is
                    filed herewith.

              (b) Financial Data Schedule for Schwab Government Money Fund is filed herewith.

              (c) Financial Data Schedule for Schwab Municipal Money Fund -- Sweep Shares is filed herewith.

              (d) Financial Data Schedule for Schwab Municipal Money Fund -- Value Advantage Shares is filed herewith.

              (e) Financial Data Schedule for Schwab California Municipal Money Fund -- Sweep Shares is filed herewith.

              (f) Financial Data Schedule for Schwab California Municipal Money Fund -- Value Advantage Shares is filed herewith.

              (g) Financial Data Schedule for Schwab U.S. Treasury Money Fund is filed herewith.

              (h) Financial Data Schedule for Schwab Value Advantage Money Fund -- Investor Shares is filed herewith.

              (i) Financial Data Schedule for Schwab Institutional Advantage Money Fund(R) is filed herewith.

              (j) Financial Data Schedule for Schwab Retirement Money Fund(R) is filed herewith.

              (k) Financial Data Schedule for Schwab New York Municipal Money Fund -- Sweep Shares is filed herewith.

              (l) Financial Data Schedule for Schwab New York Municipal Money Fund -- Value Advantage Shares is filed herewith.

     (18) Form of Amended and Restated Multiple Class Plan of Registrant is incorporated by reference to Exhibit (18) to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A, filed on February 21, 1997.

      Item 25. Persons Controlled by or under Common Control with Registrant.

                  Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios each are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the "1940 Act"); are advised by the Investment Manager; and employ Schwab as their principal underwriter, transfer agent and shareholder services agent. As a result, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios may be deemed to be under common control with Registrant.


      Item 26. Number of Holders of Securities.

                  As of April 14, 1997, the number of record holders of shares of beneficial interest for the series of Registrant was:

      Title of Class                                                             Number of Record Holders
      --------------                                                             ------------------------
      Schwab Money Market Fund                                                   1 (for the benefit of  1,894,341)
      Schwab Government Money Fund                                               1 (for the benefit of  128,196)
      Schwab U.S. Treasury Money Fund                                            1 (for the benefit of  61,972)
      Schwab Municipal Money Fund -- Sweep Shares                                1 (for the benefit of  141,113)
      Schwab Municipal Money Fund -- Value Advantage Shares                      1 (for the benefit of  2,925)
      Schwab California Municipal Money Fund-Sweep Shares                        1 (for the benefit of  54,000)

      Title of Class                                                             Number of Record Holders
      --------------                                                             ------------------------
      Schwab California Municipal Money Fund -- Value Advantage Shares           1 (for the benefit of  2,349)
      Schwab Value Advantage Money Fund -- Investor Shares                       1 (for the benefit of  108,728)
      Schwab Retirement Money Fund(R)                                            1 (for the benefit of  824)
      Schwab Value Advantage Money Fund -- Sweep Shares                          0
      Schwab Institutional Advantage Money Fund(R)                               1 (for the benefit of  370)
      Schwab New York Municipal Money Fund -- Sweep Shares                       1 (for the benefit of  11,005)
      Schwab New York Municipal Money Fund -- Value Advantage Shares             1 (for the benefit of  481)


      Item 27. Indemnification.

                  Article VIII of Registrant's Amended and Restated Agreement and Declaration of Trust (Exhibit (1) hereto, which is incorporated herein by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Section 17(h) and 17(i) of the 1940 Act and its own terms, said Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases Nos. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.

                  Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


      Item 28. Business and Other Connections of Investment Manager.

                  (a) Information pertaining to business and other connections of Registrant's Investment Manager is hereby incorporated by reference to the section of the Prospectuses for Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Municipal Money Fund -- Sweep Shares, Schwab California Municipal Money Fund -- Sweep Shares, Schwab New York Municipal Money Fund -- Sweep Shares, Schwab Institutional Advantage Money Fund(R) and Schwab Retirement Money Fund(R) captioned "Management of the Fund(s);" the section of the Prospectuses for Schwab Value Advantage Money Fund, Schwab

Municipal Money Fund -- Value Advantage Shares, Schwab California Municipal Money Fund -- Value Advantage Shares and Schwab New York Municipal Money Fund -- Value Advantage Shares captioned "Organization and Management of the Fund(s);" and the section of the Statements of Additional Information captioned "Management of the Trust."

                  Registrant's Investment Manager, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989 to serve as Investment Manager to Registrant, also serves as the Investment Manager to Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios, each an open-end, management investment company. The principal place of business of the Investment Manager is 101 Montgomery Street, San Francisco, California 94104. The only business in which the Investment Manager engages is that of investment manager and administrator to Registrant, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and any other investment companies that Schwab may sponsor in the future.

                  (b) The business, profession, vocation or employment of a substantial nature in which each director and/or executive officer of Schwab and/or the Investment Manager is or has been engaged during the past two fiscal years for his or her own account in the capacity of director, officer, employee, partner or trustee is as follows:


Name and Position
 with Registrant        Name of Company                         Capacity
 ---------------        ---------------                         --------
Charles R. Schwab,      Charles Schwab & Co., Inc.              Chairman and Director
Chairman and Trustee

                        The Charles Schwab Corporation          Chairman, Chief Executive Officer
                                                                and Director

                        Charles Schwab Investment Management,   Chairman and Director
                        Inc.

                        The Charles Schwab Trust                Chairman and Director
                        Company

                        Mayer & Schweitzer, Inc.                Chairman and Director

                        The Gap, Inc.                           Director

                        Transamerica Corporation                Director

                        AirTouch Communications                 Director

                        Siebel Systems                          Director

 Lawrence J. Stupski    Charles Schwab & Co., Inc.              Director until February 1995; Vice
                                                                Chairman until August 1994

                        The Charles Schwab Corporation          Vice Chairman and Director; Chief

Name and Position
 with Registrant        Name of Company                         Capacity
 ---------------        ---------------                         --------
                                                                Operating Officer until March 1994

                        Mayer & Schweitzer, Inc.                Director until February 1995

                        The Charles Schwab Trust                Director
                        Company

David S. Pottruck       Charles Schwab & Co., Inc.              President, Chief Executive Officer
                                                                and Director

                        The Charles Schwab Corporation          President, Chief Operating Officer
                                                                and Director

                        Charles Schwab Investment Management,   Director
                        Inc.

                        Mayer & Schweitzer, Inc.                Chairman, Chief Executive Officer
                                                                and Director

Ronald W. Readmond      Charles Schwab & Co., Inc.              Vice Chairman and Director until
                                                                January 1996; Senior Executive Vice
                                                                President and Chief Operating
                                                                Officer until January 1995

                        The Charles Schwab Corporation          Executive Vice President until
                                                                January 1996; Senior Executive Vice
                                                                President until January 1995

                        Mayer & Schweitzer, Inc.                Director until January 1996

John P. Coghlan         Charles Schwab & Co., Inc.              Executive Vice President - Schwab
                                                                Institutional

                        The Charles Schwab Corporation          Executive Vice President - Schwab
                                                                Institutional

                        The Charles Schwab Trust Company        Director and Executive Vice President

A. John Gambs,          Charles Schwab & Co., Inc.              Executive Vice President, Chief
Treasurer and                                                   Financial Officer and Director
Principal
Financial Officer

                        The Charles Schwab Corporation          Executive Vice President and Chief
                                                                Financial Officer

                        Charles Schwab Investment Management,   Chief Financial Officer and Director
                        Inc.

                        The Charles Schwab Trust                Chief Financial Officer
                        Company

                        Mayer & Schweitzer, Inc.                Director

Name and Position
 with Registrant        Name of Company                         Capacity
 ---------------        ---------------                         --------
Dawn G. Lepore          Charles Schwab & Co., Inc.              Executive Vice President and Chief
                                                                Information Officer

                        The Charles Schwab Corporation          Executive Vice President and Chief
                                                                Information Officer

Daniel O. Leemon        The Charles Schwab Corporation          Executive Vice President - Business
                                                                Strategy

                        Charles Schwab & Co., Inc.              Executive Vice President - Business
                                                                Strategy

Timothy F. McCarthy,    Charles Schwab Investment Management,   Chief Executive Officer
Trustee and President   Inc.

                        Charles Schwab & Co., Inc.              Executive Vice President - Mutual
                                                                Funds

                        The Charles Schwab Corporation          Executive Vice President - Mutual
                                                                Funds

                        Jardine Fleming Unit Trusts Ltd.        Chief Executive Officer until
                                                                October 1995

                        Fidelity Investment Advisor Group       President until 1994


Elizabeth G. Sawi       Charles Schwab & Co., Inc.              Executive Vice President -
                                                                Electronic Brokerage

                        The Charles Schwab Corporation          Executive Vice President -
                                                                Electronic Brokerage

Tom D. Seip             Charles Schwab & Co., Inc.              Executive Vice President - Retail
                                                                Brokerage

                        The Charles Schwab Corporation          Executive Vice President - Retail
                                                                Brokerage

                        Charles Schwab Investment Management,   President and Chief Operating
                        Inc.                                    Officer until 1994

John N. Tognino         Charles Schwab & Co., Inc.              Executive Vice President - Capital
                                                                Markets and Trading until February
                                                                1996

                        The Charles Schwab Corporation          Executive Vice President - Capital
                                                                Markets and Trading until February
                                                                1996

                        Mayer & Schweitzer, Inc.                Director and Vice Chairman until
                                                                February 1996

Name and Position
 with Registrant        Name of Company                         Capacity
 ---------------        ---------------                         --------
Luis E. Valencia        Charles Schwab & Co., Inc.              Executive Vice President - Human
                                                                Resources and Corporate Support

                        The Charles Schwab Corporation          Executive Vice President and Chief
                                                                Administrative Officer

                        Commercial Credit Corporation           Managing Director until February 1994

Christopher V. Dodds    Charles Schwab & Co., Inc.              Treasurer and Senior Vice President

                        The Charles Schwab Corporation          Treasurer and Senior Vice President

                        Mayer & Schweitzer, Inc.                Treasurer

William J. Klipp,       Charles Schwab & Co., Inc.              Senior Vice President - SchwabFunds
Trustee, Senior Vice
President and Chief
Operating Officer

                        Charles Schwab Investment Management,   President and Chief Operating Officer
                        Inc.

Stephen B. Ward,        Charles Schwab Investment Management,   Senior Vice President and Chief
Senior Vice President   Inc.                                    Investment Officer
and Chief Investment
Officer

Frances Cole,           Charles Schwab Investment Management,   Vice President, Chief Counsel, Chief
Secretary               Inc.                                    Compliance Officer and Assistant
                                                                Corporate Secretary

Cynthia K. Holbrook     The Charles Schwab Corporation          Assistant Corporate Secretary

                        Charles Schwab & Co., Inc.              Assistant Corporate Secretary

                        Charles Schwab Investment Management,   Corporate Secretary
                        Inc.

                        The Charles Schwab Trust                Assistant Corporate Secretary
                        Company

David J. Neuman         The Charles Schwab Trust                Corporate Secretary
                        Company

Mary B. Templeton       Charles Schwab Investment Management,   Assistant Corporate Secretary
                        Inc.

                        The Charles Schwab Corporation          Senior Vice President, General
                                                                Counsel and Corporate Secretary

                        Charles Schwab & Co., Inc.              Senior Vice President, General
                                                                Counsel and Corporate Secretary

                        Mayer & Schweitzer                      Assistant Corporate Secretary

Name and Position
 with Registrant        Name of Company                         Capacity
 ---------------        ---------------                         --------
                        The Charles Schwab Trust                Assistant Corporate Secretary until
                        Company                                 February 1996

David H. Lui            Charles Schwab Investment Management,   Vice President and Senior Counsel
Assistant Secretary     Inc.

Christina M. Perrino    Charles Schwab Investment Management,   Vice President and Senior Counsel
Assistant Secretary     Inc.

Karen L. Seaman         Charles Schwab Investment               Corporate Counsel
Assistant Secretary     Management, Inc.

      Item 29. Principal Underwriters.

                       (a) Schwab acts as principal underwriter and distributor of Registrant's shares. Schwab currently also acts as principal underwriter for Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios and intends to act as such for any other investment company which Schwab may sponsor in the future.

                       (b) See Item 28(b) for information on the officers and directors of Schwab. The principal business address of Schwab is 101 Montgomery Street, San Francisco, California 94104.

                       (c) Not applicable.

      Item 30. Location of Accounts and Records.

                       All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of: Registrant (transfer agency and shareholder records); Registrant's investment manager and administrator, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's sub-investment adviser, Dimensional Fund Advisors Inc., 1299 Ocean Avenue, Suite 1100, Santa Monica, California 90401; Registrant's principal underwriter, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's Custodian, PNC Bank, National Association, Broad and Market Streets, Philadelphia, Pennsylvania 19104 (ledgers, receipts and brokerage orders); Registrant's fund accountants, PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809; or Ropes & Gray, counsel to Registrant, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005 (minute books, bylaws and declaration of trust).

      Item 31. Management Services.

                       Not applicable.

      Item 32. Undertakings.

                       (a) Registrant undertakes to call a meeting of Shareholders, at the request of at least 10% of registrant's outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other Shareholders as required by Section
(16) of the 1940 Act.

                       (b) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest Annual Report to Shareholders upon request and without charge.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 27 to be signed on its behalf by the undersigned, thereunto duly authorized, in the District of Columbia, on this 28th day of April, 1997.


                                       THE CHARLES SCHWAB FAMILY OF FUNDS
                                       Registrant

                                       Charles R. Schwab*
                                       ----------------------------------------
                                       Charles R. Schwab, Chairman


         Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 28th day of April, 1997.


Signature                                            Title
---------                                            -----
Charles R. Schwab*                                   Chairman and Trustee
-----------------------------
Charles R. Schwab

Timothy F. McCarthy*                                 President and Trustee
-----------------------------
Timothy F. McCarthy

William J. Klipp*                                    Executive Vice President,
-----------------------------                        Chief Operating Officer and Trustee
William J. Klipp

Donald F. Dorward*                                   Trustee
-----------------------------
Donald F. Dorward

Robert G. Holmes*                                    Trustee
-----------------------------
Robert G. Holmes

Donald R. Stephens*                                  Trustee
-----------------------------
Donald R. Stephens

Michael W. Wilsey*                                   Trustee
-----------------------------
Michael W. Wilsey

Tai-Chin Tung*                                       Treasurer and Principal Financial Officer
-----------------------------
Tai-Chin Tung

*By  /s/ Alan G. Priest
   ------------------------------
   Alan G. Priest, Attorney-In-Fact pursuant
    to Powers of Attorney filed previously

                                  EXHIBIT INDEX

EXHIBIT NO.                EXHIBIT TITLE

5(a)                       Form of Investment Advisory and Administration
                           Agreement

5(b)                       Schedule A to the Investment Advisory and
                           Administration Agreement

5(c)                       Schedule B to the Investment Advisory and
                           Administration Agreement

5(d)                       Investment Advisory and Administration Agreement

5(e)                       Form of Schedule A to the Investment Advisory and
                           Administration Agreement

5(f)                       Schedule B to the Investment Advisory and
                           Administration Agreement

5(g)                       Schedule C to the Investment Advisory and
                           Administration Agreement

5(h)                       Form of Schedule D to the Investment Advisory and
                           Administration Agreement

11(a)                      Consent of Ropes & Gray

11(b)                      Consent of Price Waterhouse LLP

17(a)                      Financial data Schedule for Schwab Money Market Fund

17(b)                      Financial data Schedule for Schwab Government Money
                           Fund

17(c)                      Financial data Schedule for Schwab Municipal Money
                           Fund -- Sweep Shares

17(d) Financial data Schedule for Schwab Municipal Money Fund -- Value Advantage Shares

17(e) Financial data Schedule for Schwab California Municipal Money Fund -- Sweep Shares

17(f) Financial data Schedule for Schwab California Municipal Money Fund -- Value Advantage Shares

17(g)                      Financial data Schedule for Schwab U.S. Treasury
                           Money Fund

17(h) Financial data Schedule for Schwab Value Advantage Money Fund -- Investor Shares

17(i)                      Financial data Schedule for Schwab Institutional
                           Advantage Money Fund

17(j)                      Financial data Schedule for Schwab Retirement Money
                           Fund

17(k) Financial data Schedule for Schwab New York Municipal Money Fund -- Sweep Shares

17(l) Financial data Schedule for Schwab New York Municipal Money Fund -- Value Advantage Shares